UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2016

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

■	INCOME BUILDER

■	RISING DIVIDEND GROWTH

Investment Process — Income Builder	1

Portfolio Management Discussion and Performance Summary — Income Builder	2

Portfolio Management Discussion and Performance Summary — Rising Dividend Growth	14

Schedules of Investments	22

Financial Statements	36

Financial Highlights	40

Notes to Financial Statements	44

Report of the Independent Registered Public Accounting Firm	62

Other Information	63

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 17 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team and the Goldman Sachs Fixed Income Investment Management Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated average annual total returns, without sales charges, of 3.04%, 2.25%, 3.42%, 3.28% and 3.38%, respectively. These returns compare to the 6.35% and 8.90% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (the “BofA Merrill Lynch Index”), respectively, during the same period.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	U.S. equities generated a positive return for the Reporting Period overall. Federal Reserve (“Fed”) monetary policy and economic data were among the biggest themes dominating the U.S. equity markets during the Reporting Period.

After leaving the targeted federal funds rate unchanged at its September and October 2015 policy meetings, the Fed voted unanimously for a 25 basis point interest rate increase in December 2015, a move largely expected by the markets. (A basis point is 1/100th of a percentage point.) However, the fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage the markets. (Dovish language tends to imply lower interest rates; opposite of hawkish.)

At the beginning of 2016, U.S. equities were embroiled in a rout that encompassed the broad global equity market, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. In its January 2016 policy statement, the Fed acknowledged these external risks and tightening financial conditions. U.S. equity markets stabilized in mid-February 2016, as market sentiment improved on the more dovish tone set by global central banks broadly. U.S. equities were also supported by stronger economic data, rallying as the fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above market expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two hikes in 2016, down from four. Along with receding global economic concerns, the dovish forecast helped to drive a recovery in U.S. equities.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. However, U.S. equities fell near the end of April 2016, as investors were disappointed by a lack of additional stimulus from the Bank of Japan (“BoJ”) and by first quarter 2016 U.S. GDP that was weaker than expected at 0.5%. In May 2016, weaker payroll data drove market expectations for a Fed interest rate hike during June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. The Fed ultimately held interest rates steady and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. During June 2016, investors were focused on the U.K. referendum about whether to leave the European Union. Late in the month, after the surprise “leave” result, popularly known as Brexit, U.S. equities declined amid a broad global sell-off. The market later rebounded, owing to improving risk appetite, as investors digested the outcome and on dovish remarks from Bank of England (“BoE”) Governor Mark Carney.

U.S. equities were further buoyed in July 2016 by strong economic data and corporate earnings, though uncertainty generally increased following the Brexit vote. In her Jackson Hole speech toward the end of July 2016, Fed Chair Janet

PORTFOLIO RESULTS

Yellen acknowledged that the case for an interest rate hike had strengthened in recent months. Along with strong labor data and other hawkish comments from the Fed, Yellen’s speech significantly increased market expectations of an interest rate hike by year-end 2016, leading to a selloff in U.S. equities. In early September 2016, U.S. equities declined as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extending monetary easing beyond March 2017. However, U.S. equities rebounded after the Fed decided to leave interest rates unchanged. In October 2016, a combination of hawkish Fed commentary and stronger U.S. economic data heightened market expectations of a December 2016 rate hike. Third quarter 2016 U.S. GDP increased at a 2.9% annualized rate, higher than consensus expectations and the strongest growth rate in two years.

Within the fixed income markets, spread (or non-Treasury) sectors advanced for the Reporting Period overall. They started off on a positive note, performing well during November and December 2015. Spread sectors then sold off in January 2016 through mid-February 2016. The selloff was driven by an increase in a number of potential risks, such as slowing Chinese economic activity, the possibility of persistent oil oversupply and concerns about the effect of negative interest rates on the banking system after the BoJ surprised markets by cutting interest rates into negative territory. Some of these risks eased in the second half of the first quarter of 2016, as economic news from China improved, U.S. oil production showed signs of slowing and commodity prices appeared to stabilize. As a result, spread sectors largely retraced their earlier losses by the end of March 2016.

During the second quarter of 2016, spread sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Fed’s April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed interest rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, Brexit renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the “leave” vote relatively well, selling off at first but then recovering most of their losses afterwards.

During the third calendar quarter and through the end of the Reporting Period, spread sectors generally advanced. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. However, the Fed’s July 2016 policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 U.S. GDP report that showed growth of 1.2%. In the Eurozone, the ECB kept interest rates unchanged during July 2016. The BoJ, meanwhile, fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. In August 2016, the BoE unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged that same month, the European and U.K. credit markets received support from the ongoing corporate bond purchases of central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. (Yield curve is a spectrum of maturities.) During October 2016, the ECB kept monetary policy unchanged and offered little guidance on the possibility of an extension to its asset purchase program. Other central banks, including those in Australia, Canada and Sweden, also kept policy rates unchanged at their October 2016 meetings. In the U.S., the October 2016 non-farm payroll report indicated 161,000 new jobs were added, below market consensus, although August and September 2016 figures were revised upwards.

PORTFOLIO RESULTS

Q	What enhancements were made to the Fund’s investment strategies during the Reporting Period?

A	At a meeting held on April 13-14, 2016, the Board of Trustees of the Goldman Sachs Trust approved certain enhancements to the Fund’s investment strategies, consistent with its investment objective and overall investment approach. Beginning on July 12, 2016, the Fund sought to generate additional cash flow and potentially reduce volatility by sales of call options on the S&P 500® Index or other regional stock market indices (or related exchange traded funds (“ETFs”)).

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the BofA Merrill Lynch Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested 39.4% in equities and 55.2% in fixed income, with the balance of 5.4% in cash and cash equivalents. During the Reporting Period, we gradually reduced the Fund’s overall exposure to equities because of our increasing concerns about the global economy and equity market volatility. Within the Fund’s fixed income allocation, we favored investment grade corporate bonds, becoming more tactical in our management of the Fund’s positions amid elevated concerns about commodity price volatility and market activity suggesting the U.S. was in the later stages of the credit cycle. We also remained cautiously positive on high yield corporate bonds, with a focus on increasing the credit quality of the Fund’s holdings. At the end of the Reporting Period, the Fund was invested 36.5% in equities and 61.9% in fixed income, with the balance of 1.6% in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate and what was its 30-day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares provided 12-month distribution rates of 3.70%, 3.05%, 4.00%, 3.87% and 4.01%, respectively. As October 31, 2016, the Fund’s 30-day SEC yields (subsidized) for its Class A, C, Institutional, IR and R6 Shares were 3.11%, 2.57%, 3.72%, 3.57% and 3.71%, respectively.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest impact on the Fund’s equity allocation during the Reporting Period. The Fund’s call writing strategy, which seeks to generate additional cash flow and potentially reduce volatility by sales of call options on the S&P 500® Index or other regional stock market indices (or related ETFs), bolstered performance.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its underweight relative to the Russell Index in the financials sector and its overweight in the health care sector. Its allocation to master limited partnerships (“MLPs”)/energy infrastructure names, which are not represented as a sector in the Russell Index, also detracted from performance. Conversely, the Fund benefited from its underweight position relative to the Russell Index in the energy sector and from its overweight positions in the information technology and utilities sectors.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s investments in Banco Bilbao Vizcaya Argentaria, a Spain-based banking group; Credit Suisse Group, a Switzerland-based financial services holding company; and Hennes & Mauritz, a Swedish multinational clothing retailer detracted most from performance relative to the Russell Index.

Shares of Banco Bilbao Vizcaya Argentaria declined, driven by political uncertainty surrounding Spain’s December 2015 elections, which resulted in a hung parliament and weighed

PORTFOLIO RESULTS

on the Spanish financial sector. (A hung parliament is one in which no party has won enough seats to have a majority.) We ultimately decided to exit the Fund’s position in the name, reallocating the proceeds to other opportunities we viewed more positively.

Credit Suisse Group’s (“CSG”) stock price was hurt by difficult market conditions during the Reporting Period, with its shares coming under pressure in the fourth quarter of 2015 as the company was in the process of raising equity. CSG finished its rights issue during the second week of November 2015 but performed poorly following weaker than expected fourth quarter 2015 results, which management attributed to efforts to shrink the investment bank and focus on the private bank. (A rights issue is an issue of shares offered at a special price by a company to its existing shareholders in proportion to their holding of old shares.) In our view, CSG’s growth and deleveraging initiatives were challenged by an illiquid credit market and continued fears of a global economic slowdown. The Fund exited the position during the Reporting Period in favor of companies about which we had stronger conviction.

Hennes & Mauritz’s (“H&M”) shares retreated on weakness in sales due in part to Easter falling early in the 2016 calendar year and in part to generally adverse weather conditions for retailers overall. Additionally, H&M’s comparable store sales were hurt by unseasonably hot temperatures during September 2016. Despite these challenges, at the end of the Reporting Period, we continued to favor the company as it moderates its investment spending, which should, in our view, help improve margins. In addition, we believed H&M’s announcement that it plans to launch two new store formats in 2017, as well as the potential reduction of its large inventories, could boost the retailer’s outlook in the near term. The Fund maintained a position in H&M at the end of the Reporting Period.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	The largest positive contributors to the Fund’s relative performance during the Reporting Period were AT&T, Apache and ConocoPhillips.

AT&T, a telecommunication services provider, was the top contributor to the Fund’s relative returns. Its shares advanced during the first half of the Reporting Period driven by synergies from its acquisition of DirecTV. Based on the strong performance of the stock price and its gains relative to industry peers, we chose to exit the Fund’s position in AT&T during the Reporting Period and reallocate the proceeds to other opportunities.

Another leading positive contributor to the Fund’s relative performance was Apache, a petroleum and natural gas exploration and production company. Its shares rallied as oil prices strengthened during the Reporting Period. We had originally initiated the Fund’s position in Apache because of what we considered to be the company’s investment grade balance sheet and our confidence in the company’s management team. Additionally, we had a positive view on Apache’s positions in the Permian Basin and Eagle Ford Shale as well as the company’s international exposure. We also believed its shares were trading at an attractive valuation relative to its exploration and production peers. After the stock’s strong performance during the Reporting Period, with our investment thesis largely played out, we decided to exit the Fund’s investment in Apache in favor of names that offered, in our view, the potential for more attractive risk-adjusted returns.

The Fund benefited from an investment in ConocoPhillips. The exploration and production company’s stock price is tightly correlated with oil prices, which rose during the Reporting Period, driving strong performance. We remained positive about its management’s focus on cost reductions and capital efficiency, which have the goal of keeping production stable. That said, following the stock’s strong performance during the Reporting Period, ConocoPhillips reached our price target, and we exited the Fund’s position, reallocating the assets to companies about which we held more positive views.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund purchased shares of Verizon Communications, as we believe the telecommunications company has some of the best assets in the industry. We further believe the company can modestly grow should it continue to invest and focus on its strong wireless business. In our view, Verizon is a high quality franchise with solid revenues from its FiOS service, customer growth and improving free cash flow profile.

We initiated a Fund position in Duke Energy, a regulated utility company and the largest electric power holding company in the U.S. In our view, the company had underperformed relative to its peers, primarily because of its announced acquisition of Piedmont Natural Gas, which the market appeared to view as expensive and possibly an

PORTFOLIO RESULTS

indication of issues with organic growth. (The acquisition was completed in October 2016.) Additionally, Duke Energy’s exposure to Brazil adversely impacted its stock price. Despite these near-term headwinds, we did not think the stock’s relative underperformance was merited over the long term and believed the company would generate earnings growth in line with its peers.

In addition to those sales already mentioned, we exited the Fund’s position in PepsiCo, the global beverage and snacks company. Because of its stock’s strong performance during the Reporting Period and as our investment thesis was largely played out, we decided to exit the Fund’s position in favor of opportunities where we saw more attractive risk-adjusted return potential.

Q	What changes were made to the Fund’s equity market sector weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight position relative to the Russell Index in the financials sector to an underweight position. We reduced the size of the Fund’s overweight in the telecommunication services sector. We shifted the Fund from an underweight in information technology to a slight overweight. Also, we moved the Fund from relatively neutral positions in health care and utilities to overweight positions. We added an overweight in the real estate sector. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”)). At the end of the Reporting Period, the Fund was overweight the health care, utilities, real estate, telecommunication services and information technology sectors, and it was underweight the financials, energy and industrials sectors relative to the Russell Index. Compared to the Russell Index, the Fund was relatively neutrally weighted in the materials, consumer discretionary and consumer staples sectors at the end of the Reporting Period.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the BofA Merrill Lynch Index, the Fund was hurt by its exposure to high yield corporate bonds within the energy, financials and commercial services/products market segments. On the positive side, the Fund benefited from its overall positioning, as high yield corporate bond spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) tightened between mid-February 2016 and the end of the Reporting Period. In addition, the Fund’s exposure to high yield corporate bonds within the industrial manufacturing market segment added to performance.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration strategy contributed positively to its performance. More specifically, the Fund benefited from its short duration positioning relative to the BofA Merrill Lynch Index, which it held for most of the Reporting Period because we expected the Fed to raise rates before the end of 2016. We shifted the Fund to a neutral duration position in mid-October 2016, given that shorter-term interest rates had risen and U.S. inflation data remained, in our view, surprisingly weak. Duration is a measure of the Fund’s sensitivity to changes in interest rates. We do not actively manage the Fund’s yield curve positioning as part of our investment process.

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we focused the Fund’s investments on what we considered to be stable and non-cyclical industries, including cable and cellular telecommunications. We also favored financial companies based on our view that their earnings are likely to benefit from a modest increase in U.S. interest rates. We limited investments in cyclical industries, such as energy and metals/ mining, which we considered more sensitive to global economic growth worries. We also invested in high yield loans, as we believe their lower yields relative to high yield corporate bonds are more than offset by their more defensive characteristics, such as yields that float with prevailing interest rates and a senior position in most capital structures. (A senior position in the capital structure means that the debt generally has priority over unsecured or more junior debt when repayments are made by the issuer.) In addition, during the Reporting Period, we increased the Fund’s credit quality by adding positions in BB-rated credits and steadily reducing exposure to CCC-rated credits.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Income Builder Team used options as part of the call writing strategy within the Fund’s equity allocation. The use of these options added to the performance of the Fund’s equity allocation during the Reporting Period. In managing the Fund’s fixed income allocation, the Income Builder Team used U.S. Treasury

PORTFOLIO RESULTS

futures and Eurodollar futures to hedge and manage interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The use of these derivatives had a negative impact on the performance of the Fund’s fixed income allocation during the Reporting Period. The Fund also utilized forward foreign currency exchange contracts to hedge currency exposure, which had a positive impact on the performance of the Fund’s fixed income allocation during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Lale Topcuoglu and Andrew Braun no longer served as portfolio managers for the Fund as of May 3, 2016 and June 30, 2016, respectively. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio managers for the equity portion of the Fund are Collin Bell, Daniel Lochner and Charles “Brook” Dane. The portfolio managers for the fixed income portion of the Income Builder Fund are Ron Arons and David Beers.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder team believed U.S. equities still looked attractive relative to most other asset classes. That said, we believed returns were likely to be lower in the near term because of slow U.S. economic growth and a scarcity of inexpensive valuations. We also recognized the potential impact of risks stemming from the U.S. election, rising geopolitical tensions and possible changes in global central bank monetary policy. Accordingly, at the end of the Reporting Period, we generally favored high quality, U.S.-oriented companies with what we viewed as strong management teams. Overall, in an environment where we expect lower absolute returns, we believe an active approach will likely be paramount to generating strong risk-adjusted returns. Regardless of market direction, however, fundamental, bottom-up stock selection will continue to drive our process, not headlines or investor sentiment. At the end of the Reporting Period, we maintained high conviction in the companies owned by the equity portion of Fund, and we believed they have the potential to outperform relative to the broader market regardless of the growth environment. We intend to continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures and firms that have been investing in their own businesses and are poised to gain market share. We will maintain our discipline in identifying companies with what we consider to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations, seeking to generate long-term outperformance.

In terms of fixed income, the Income Builder Team thought the backdrop for high yield corporate bonds and high yield loans was improving at the end of the Reporting Period. Our view was supported, we believed, by accommodative central bank monetary policies, what we considered “good enough” economic growth and surging commodity prices, which seemed likely, in our opinion, to bolster the broad corporate bond market by dampening volatility and keeping credit spreads contained. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable duration.) Although we observed deterioration in many fundamental measures of creditworthiness consistent with a more advanced stage of the credit cycle, we expected defaults to trend lower in the near term as commodity-related bankruptcies peaked and credit losses remained near credit cycle lows in most other industry sectors. With regard to positioning at the end of the Reporting Period, we continued to increase the Fund’s credit quality by adding BB-rated credits and reducing exposure to CCC-rated credits. We generally favored non-cyclical industries, such as cable and cellular telecommunications, as well as financial companies. At the same time, we remained cautious about increasing the Fund’s exposure to cyclical industries such as energy and metals/mining. We maintained a positive view on high yield loans at the end of the Reporting Period.

FUND BASICS

Income Builder Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]	Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index[3]
Class A	3.04%	6.35%	8.90%
Class C	2.25	6.35	8.90
Institutional	3.42	6.35	8.90
Class IR	3.28	6.35	8.90
Class R6	3.38	6.35	8.90

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

[3]	The BofA Merrill Lynch BB to B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

PERFORMANCE REVIEW CONTINUED
November 1, 2015–October 31, 2016	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	3.70%	3.11%	2.99%
Class C	3.05	2.57	2.44
Institutional	4.00	3.72	3.59
Class IR	3.87	3.57	3.44
Class R6	4.01	3.71	3.58

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the SEC and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.85%	7.54%	5.03%	6.50%	10/12/94
Class C	5.97	7.95	4.84	3.92	8/15/97
Institutional	8.21	9.20	6.04	5.17	8/15/97
Class IR	8.07	9.04	N/A	8.80	8/31/10
Class R6	8.22	N/A	N/A	1.87	7/31/15

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.98%	1.10%
Class C	1.73	1.85
Institutional	0.58	0.70
Class IR	0.73	0.85
Class R6	0.56	0.69

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/16[8]
Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	1.7%	Banks
Verizon Communications, Inc.	1.5	Diversified Telecommunication Services
Exxon Mobil Corp.	1.4	Oil, Gas & Consumable Fuels
Microsoft Corp.	1.3	Software
General Electric Co.	1.3	Industrial Conglomerates
Duke Energy Corp.	1.1	Electric Utilities
M&T Bank Corp.	1.1	Banks
Chevron Corp.	1.1	Oil, Gas & Consumable Fuels
Abbott Laboratories	1.0	Health Care Equipment & Supplies
Royal Dutch Shell PLC ADR Class A	0.8	Oil, Gas & Consumable Fuels

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]
As of October 31, 2016

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s fixed income investments. Short-term investments represent commercial paper and certificate of deposits. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on November 1, 2006 in Institutional Shares. For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000 Value Index and the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Income Builder Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 12, 1994)
Excluding sales charges	3.04%	7.31%	5.34%	6.72%
Including sales charges	-2.63%	6.10%	4.75%	6.45%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	2.25%	6.51%	4.56%	3.87%
Including contingent deferred sales charges	1.23%	6.51%	4.56%	3.87%

Institutional Class (Commenced August 15, 1997)	3.42%	7.75%	5.77%	5.12%

Class IR (Commenced August 31, 2010)	3.28%	7.58%	N/A	8.59%

Class R6 (Commenced July 31, 2015)	3.38%	N/A	N/A	1.35%

PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Dividend Assets Capital portfolio management team, the Fund’s sub-adviser, discusses the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -3.71%, -4.43%, -3.35%, -3.45% and -3.96%, respectively. These returns compare to the 4.50% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	Global equity markets experienced significant volatility during the Reporting Period, as geopolitical events, central bank policy initiatives, energy market dislocations and the then-upcoming U.S. presidential election each contributed heavily to market uncertainty. Amidst such persistent uncertainty, the underlying U.S. and global economies proved resilient, although economic growth remained benign.

Perhaps the most significant geopolitical event during the Reporting Period was the U.K.’s referendum to leave the European Union for which voters cast their ballots in June 2016. Commonly referred to as Brexit, consensus expectations were low that the measure would pass, but the populist movement afoot across the electorate was underestimated and sent shock waves throughout the world. The fallout was significant at first, as global equity markets worked to process the event. However, global equity markets recovered with the realization that it would take several years to fully assess the impact of the historic move. It would also likely prove to be an overhang for the markets for a considerable time, as trade deals, immigration policies, corporate associations and more are addressed.

Central banks around the world experienced a tide change during the Reporting Period, as easing monetary policy began to show signs of “pushing on a string,” and policy makers took steps to temper consensus expectations for additional monetary stimulus and, in some cases, even shifted to a tightening stance. (“Pushing on a string” is a term defined as when monetary policy cannot entice consumers into spending more money or investing in an economy, even if monetary policy is eased to put more money into peoples’ hands. This term is often attributed to noted economist John Maynard Keynes.) The U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in almost a decade in December 2015, and the European Central Bank and Bank of Japan signaled to the markets that each was willing to be patient to see how current policies impacted the markets before providing additional stimulus.

The energy markets experienced what could only be described as significant price dislocations in the face of a sector recession. Oil prices had begun falling in 2014 and accelerated in 2015, as concerns of a global supply glut led to significant volatility and financial stress within the energy industry. The growth of U.S. production, coupled with Organization of Petroleum Exporting Countries (“OPEC”) desire to maintain market share, created an environment wherein visibility of return on investment led to capital allocation becoming less attractive to many investors.

Finally, at the end of the Reporting Period, we were one week from election day in the U.S., and while polls were tight, it was still very much up in the air who would walk away victorious. We believe it is important to note that the populist movement that led to a surprise “victory” of the Brexit vote could also be seen influencing the U.S. presidential election. Generally, the electorate is wary of the status quo, and we

PORTFOLIO RESULTS

expected continued political uncertainty to play an important role in the equity markets.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted negative absolute returns that underperformed the S&P 500 Index on a relative basis during the Reporting Period. From a broad perspective, stock selection overall detracted most. Sector allocation decisions as a whole also hurt relative results, albeit more modestly. More specifically, material differences between the Fund and the S&P 500 Index included the Fund’s emphasis on dividend growth stocks, and its investment in Master Limited Partnerships (“MLPs”). Both dividend growth stocks and MLPs underperformed the S&P 500 Index during the Reporting Period. (We define dividend growth stocks as equities that have averaged at least 10% growth in annual dividends over 10 consecutive years.1) During the Reporting Period, the portion of the Fund allocated to dividend growth stocks delivered a total return of -3.33%, which underperformed the 4.50% return of the S&P 500 Index. The MLPs in the Fund, with an average weight of 15.10% during the Reporting Period, had a total return of 0.14%, while the Alerian MLP Index[2] posted a total return of -1.80%.

Q	Which equity market sectors most significantly affected Fund performance?

A	Of the sectors within the S&P 500 Index, the largest detractors from Fund performance were health care, consumer discretionary and information technology. While the Fund was prudently allocated to the health care sector, stock selection within the sector proved weak. Both having an overweight to and weak stock selection in the consumer discretionary sector detracted. In information technology, having a significantly underweight position in the sector, which was among the strongest in the S&P 500 Index during the Reporting Period, hurt most.

Partially offsetting these detractors were the positive contributions made by positioning in the industrials, materials and consumer staples sectors. The Fund was overweight industrials, and overall performance was supported by both sector allocation and strong security selection. Positioning in the industrial machinery industry within the sector was a key driver of added value. For both materials and consumer staples, the benefits of having overweighted allocations to these strongly performing sectors more than offset weak security selection in each. Having an allocation to cash during the Reporting Period also proved beneficial.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in pharmaceutical companies Perrigo and Novo-Nordisk and in off-road and on-road vehicle manufacturer Polaris Industries.

Perrigo’s shares declined significantly during the Reporting Period, driven by poor financial results, deterioration in pricing for generic drugs, and its Chief Executive Officer’s departure from the company. Novo-Nordisk’s share price decline was mostly driven by pressures in drug pricing that were not overcome by increased volume in new drugs. Additionally, the company traditionally traded at a high price/earnings ratio on the stability of its results; however, during the Reporting Period, its price/earnings ratio compressed to levels more in line with the broader industry following disappointing results. Shares of Polaris Industries declined on a combination of both external and internal factors. The company delivered disappointing investment results due to end-market weakness, including energy and agricultural-related end-markets. In addition, the company experienced recall issues within its off-road vehicle business that led to adjustments to its guidance. This drove some investors to

[1]	The Fund’s strategy is to only buy the stocks of companies where the dividend has increased every year for at least ten years at an average rate of approximately 10% per year. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

[2]	The Alerian MLP Index is the leading gauge of large- and mid-cap energy MLPs. The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

PORTFOLIO RESULTS

believe the brand had been impaired or that its margins would be negatively affected for the next few years.

Q	What were some of the Fund’s best-performing individual stocks?

A	The top contributors to the Fund’s relative performance during the Reporting Period were specialty chemicals manufacturer Valspar, packaged foods manufacturer Hormel Foods and industrial products and equipment manufacturer Illinois Tool Works.

Valspar’s share price surge during the Reporting Period was driven primarily by news the company had agreed to be acquired by Sherwin Williams (both Fund holdings) in an all-cash transaction. Hormel Foods performed well, as its stock valuation became more attractive to many after investors had seemingly oversold their shares following a quarter that missed consensus expectations. Shares of Illinois Tool Works rose substantially during the Reporting Period, as the company delivered solid results and made progress toward achieving its long-term goals. The company’s consumer-facing businesses were key drivers of its growth during much of the Reporting Period, with many of its industrial-facing businesses returning to growth later in the Reporting Period. As conditions improved, its management increased forward guidance several times during the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in technology giant Microsoft, which represents to us an opportunity to participate in the performance of a leader in the transition to a mobile-first, cloud-first world. We believe Microsoft should be able to leverage its existing enterprise relationships to build on its cloud position. Further, the company’s cloud-based offerings should open new opportunities with small and medium-sized businesses, in our view. We expect Microsoft’s focus on the cloud, along with cost discipline, to lead to solid long-term earnings growth.

We established a Fund position in specialty retailer Ross Stores. We expect the company to benefit from consumers seeking value in the off-price channel, a space in which Ross Stores has been a leader. We also believe Ross Stores should be able to execute on its new initiatives to boost margins, expand geographically and gain market share from struggling department stores.

We established a Fund position in Buckeye Partners LP, a diversified midstream[3] MLP (i.e. a mover of refined products), which, in our view, has excellent defensive characteristics, as it delivered solid financial results that beat consensus expectations even in a challenging energy price environment. Further, its distribution growth is visible; its balance sheet, in our view, is solid with an investment grade credit rating, and the MLP has no incentive distribution rights burden, which significantly reduces its cost of capital. (Incentive distribution rights give a limited partnership’s general partner an increasing share in the incremental distributable cash flow the partnership generates. This occurs alongside of per-unit distribution increases to the limited partners.) We believe Buckeye Partners LP presents an attractive risk/reward profile for long-term investors.

Conversely, during the Reporting Period, we sold the Fund’s position in Nestle, as the stock no longer qualified as an investment for the Fund. Although Nestle continued to grow its dividend, its 10-year average dividend growth rate dropped below 10%. Based on the Fund’s investment criteria, which is to invest in companies that grow their respective dividends for at least 10% over 10 consecutive years, we decided to pursue other opportunities.

We exited the Fund’s position in NGL Energy Partnership LP, as it was disqualified as a Fund holding after it cut its distribution in April 2016 to protect its balance sheet. We also sold the Fund’s position in luxury retailer Tiffany & Co., as

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities. The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources. The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

PORTFOLIO RESULTS

we believe near-term execution risks and what we consider to be a full valuation make the stock less attractive.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposure to the consumer staples sector from an overweight to an underweight relative to the S&P 500 Index. Also, the Fund established a weighting in the newly created real estate sector, which was carved out as a separate sector from the financial sector in the S&P 500 Index effective September 2016.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of October 2016, the Fund had overweighted positions relative to the S&P 500 Index in energy (mostly MLPs), materials, consumer discretionary and industrials. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in consumer staples, real estate, financials, health care and information technology. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believe we would likely witness a “hangover” effect should global monetary stimulus be reduced and efforts to revive more organic Gross Domestic Product (“GDP”) through capital investment be in focus, as we anticipate. We believe this scenario would require a shift to greater fiscal stimulus measures, which should include an improved regulatory environment and changes to the tax code here in the U.S.

In our view, the U.S. economy should remain on stable ground with housing, employment conditions, low interest rates and credit availability providing favorable support. While we believe the consumer will continue to be a primary driver of GDP growth, governmental spending could pick up and provide support if consumer spending weakens.

As we approach a more mid-to-late economic and market cycle, we intend to place an emphasis on sector positioning and on investing in market leaders with sustainable earnings growth. We anticipate earnings growth for the market to be fairly anemic and expect the types of companies we invest in to be attractive on a relative and absolute basis.

Our outlook for energy infrastructure investment is constructive, and we believe the markets may benefit from greater export activities of oil and gas throughout the world. As global energy markets have experienced a reduction of new production, coupled with continued consumption growth, we look for the supply/demand imbalance to shift, resulting in stable to increasing energy prices.

As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund, with a focus on income through quality in an effort to offer investors the potential for rising income and competitive total returns with lower volatility.

FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	-3.71%	4.50%
Class C	-4.43	4.50
Institutional	-3.35	4.50
Class IR	-3.45	4.50
Class R	-3.96	4.50

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.22%	9.78%	6.65%	7.13%	3/23/04
Class C	5.31	10.23	6.61	7.12	4/14/05
Institutional	7.57	11.49	N/A	7.29	3/21/07
Class IR	7.37	N/A	N/A	8.56	2/27/12
Class R	6.83	N/A	N/A	8.03	2/27/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.13%	1.15%
Class C	1.88	1.90
Institutional	0.73	0.74
Class IR	0.88	0.89
Class R	1.38	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
EOG Resources, Inc.	3.4%	Oil, Gas & Consumable Fuels
The TJX Cos., Inc.	3.3	Specialty Retail
Lowe’s Cos., Inc.	3.2	Specialty Retail
CVS Health Corp.	3.1	Food & Staples Retailing
NIKE, Inc. Class B	3.1	Textiles, Apparel & Luxury Goods
Cardinal Health, Inc.	3.0	Health Care Providers & Services
Chubb Ltd.	2.9	Insurance
The Sherwin-Williams Co.	2.8	Chemicals
Canadian National Railway Co.	2.8	Road & Rail
Illinois Tool Works, Inc.	2.8	Machinery

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on November 1, 2006 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 23, 2004)
Excluding sales charges	-3.71%	8.46%	6.48%	7.19%
Including sales charges	-8.98%	7.24%	5.88%	6.71%

Class C (Commenced April 14, 2005)
Excluding contingent deferred sales charges	-4.43%	7.66%	5.85%	6.66%
Including contingent deferred sales charges	-5.39%	7.66%	5.85%	6.66%

Institutional Class (Commenced March 21, 2007)	-3.35%	8.88%	N/A	6.75%

Class IR (Commenced February 27, 2012)	-3.45%	N/A	N/A	7.41%

Class R (Commenced February 27, 2012)	-3.96%	N/A	N/A	6.87%

EffectiveFebruary 27, 2012, Rising Dividend Growth Fund (the “Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Class IR and R Shares, which were not offered by the Predecessor Fund).

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 35.3%
Aerospace & Defense – 0.4%
93,267	United Technologies Corp.	$9,531,887

Air Freight & Logistics – 0.4%
74,384	United Parcel Service, Inc. Class B	8,015,620

Auto Components – 0.2%
59,349	Delphi Automotive PLC	3,861,839

Banks – 3.6%
250,250	JPMorgan Chase & Co.	17,332,315
198,137	M&T Bank Corp.	24,317,354
771,947	Wells Fargo & Co.	35,517,282

		77,166,951

Biotechnology – 0.3%
91,910	Gilead Sciences, Inc.	6,767,333

Capital Markets – 0.4%
269,036	Morgan Stanley	9,031,539

Chemicals – 0.7%
107,011	E.I. du Pont de Nemours & Co.	7,361,287
67,742	Praxair, Inc.	7,929,878

		15,291,165

Communications Equipment – 0.7%
502,295	Cisco Systems, Inc.	15,410,411

Consumer Finance – 0.7%
209,826	American Express Co.	13,936,643

Diversified Telecommunication Services – 1.5%
658,986	Verizon Communications, Inc.	31,697,227

Electric Utilities – 3.0%
306,718	Duke Energy Corp.	24,543,574
470,169	FirstEnergy Corp.	16,122,095
309,731	Iberdrola SA ADR	8,430,878
45,777	NextEra Energy, Inc.	5,859,456
138,524	PG&E Corp.	8,605,111

		63,561,114

Electrical Equipment – 0.3%
110,882	Emerson Electric Co.	5,619,500

Electronic Equipment, Instruments & Components – 0.2%
62,324	TE Connectivity Ltd.	3,918,310

Energy Equipment & Services – 0.4%
121,601	Schlumberger Ltd.	9,512,846

Equity Real Estate Investment Trusts (REITs) – 1.8%
65,908	AvalonBay Communities, Inc.	11,282,132
161,960	Brixmor Property Group, Inc.	4,117,023
425,446	DDR Corp.	6,505,069
33,975	Federal Realty Investment Trust	4,934,189
97,401	Mid-America Apartment Communities, Inc.	9,033,943
47,467	Post Properties, Inc.	3,122,854

		38,995,210

Food & Staples Retailing – 0.6%
171,244	Wal-Mart Stores, Inc.	11,990,505

Shares	Description	Value

Common Stocks – (continued)
Food Products – 0.3%
130,562	Campbell Soup Co.	$7,094,739

Health Care Equipment & Supplies – 1.0%
535,335	Abbott Laboratories	21,006,545

Health Care Providers & Services – 0.5%
70,072	Aetna, Inc.	7,522,229
47,843	Cardinal Health, Inc.	3,286,336

		10,808,565

Hotels, Restaurants & Leisure – 0.6%
110,290	McDonald’s Corp.	12,415,345

Household Products – 0.8%
87,717	Kimberly-Clark Corp.	10,035,702
81,409	The Procter & Gamble Co.	7,066,301

		17,102,003

Industrial Conglomerates – 1.3%
937,927	General Electric Co.	27,293,676

Insurance – 1.5%
84,934	Arthur J. Gallagher & Co.	4,096,367
115,870	MetLife, Inc.	5,441,255
191,441	The Hartford Financial Services Group, Inc.	8,444,463
433,199	XL Group Ltd.	15,032,005

		33,014,090

Media – 0.7%
182,507	Comcast Corp. Class A	11,282,583
86,663	Viacom, Inc. Class B	3,255,062

		14,537,645

Oil, Gas & Consumable Fuels – 4.3%
368,834	BP PLC ADR	13,112,049
224,764	Chevron Corp.	23,544,029
351,627	Exxon Mobil Corp.	29,297,562
259,219	Magnum Hunter Resources Corp. PI(a)(b)(c)	3,185,801
196,976	Plains All American Pipeline LP	5,980,191
351,122	Royal Dutch Shell PLC ADR Class A	17,489,387

		92,609,019

Personal Products – 0.5%
231,656	Unilever NV	9,687,854

Pharmaceuticals – 2.9%
33,016	Allergan PLC(a)	6,898,363
104,529	Bristol-Myers Squibb Co.	5,321,571
141,500	Johnson & Johnson	16,412,585
199,601	Merck & Co., Inc.	11,720,571
433,868	Pfizer, Inc.	13,757,954
230,830	Sanofi ADR	8,976,979

		63,088,023

Road & Rail – 0.5%
110,307	Union Pacific Corp.	9,726,871

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 0.7%
227,436	Intel Corp.	$7,930,693
116,586	QUALCOMM, Inc.	8,011,790

		15,942,483

Software – 1.8%
462,640	Microsoft Corp.	27,721,389
297,806	Oracle Corp.	11,441,706

		39,163,095

Specialty Retail – 0.2%
621,346	Hennes & Mauritz AB ADR	3,464,004

Technology Hardware, Storage & Peripherals – 0.7%
135,786	Apple, Inc.	15,417,142

Tobacco – 0.9%
61,350	Altria Group, Inc.	4,056,462
404,894	Japan Tobacco, Inc. ADR	7,737,524
151,009	Reynolds American, Inc.	8,317,576

		20,111,562

Transportation Infrastructure – 0.6%
973,046	Atlantia SpA ADR	11,851,700

Wireless Telecommunication Services – 0.3%
266,622	Vodafone Group PLC ADR	7,422,757

TOTAL COMMON STOCKS
(Cost $721,539,189)		$756,065,218

Shares	Rate	Value

Preferred Stocks – 2.9%
Banks(d) – 0.1%
People’s United Financial, Inc.
127,824	5.625%	$3,336,206

Consumer Finance(d) – 0.2%
Morgan Stanley
183,597	6.375	5,067,277

Diversified Telecommunication Services – 0.3%
Verizon Communications, Inc.
255,549	5.900	6,846,158

Electric Utilities – 0.7%
Exelon Corp.
104,612	6.500	4,989,993
SCE Trust III(d)
320,000	5.750	9,184,000

		14,173,993

Equity Real Estate Investment Trusts (REITs) – 1.1%
American Tower Corp.
50,994	5.500	5,596,592
Public Storage
223,563	5.750	5,680,736
Taubman Centers, Inc.
234,916	6.500	6,084,324

Preferred Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Vornado Realty Trust
226,759	6.625%	$5,800,495

		23,162,147

Pharmaceuticals – 0.5%
Allergan PLC
12,883	5.500	9,907,027

TOTAL PREFERRED STOCKS – 2.9%
(Cost $59,977,850)		$62,492,808

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 46.8%
	Airlines(f) – 0.1%
	Air Canada Pass Through Trust Series 2013-1, Class B
	$2,423,810	5.375%		11/15/22	$2,538,941

	Automotive(e)(f)(g) – 0.6%
	IHO Verwaltungs GmbH
	13,300,000	4.500		09/15/23	13,466,250

	Banks – 4.4%
	Ally Financial, Inc.
	3,000,000	8.000		11/01/31	3,588,750
	Bank of America Corp.(d)(e)
	6,275,000	6.100		03/17/49	6,580,906
	3,000,000	6.250		09/25/49	3,142,500
	Barclays PLC(d)(e)
	3,000,000	6.625		09/15/49	2,760,000
	BPCE SA(f)
	5,000,000	4.625		07/11/24	5,077,795
	Citigroup, Inc.(d)(e)
	7,000,000	6.250		08/15/49	7,533,750
	CoBank ACB(d)(e)
	5,350,000	6.250		10/01/49	5,786,485
	Credit Agricole SA(d)(e)(f)
	2,500,000	6.625		09/23/49	2,421,875
	Credit Suisse Group AG(d)(e)
	4,025,000	7.500	(f)	12/11/49	4,170,906
	2,500,000	6.250		12/18/49	2,415,625
	ING Groep NV(d)(e)
	4,275,000	6.000		04/16/49	4,237,594
	6,650,000	6.500		12/29/49	6,583,500
	Intesa Sanpaolo SpA(f)
	9,100,000	5.017		06/26/24	8,440,250
	JPMorgan Chase & Co.(d)(e)
	10,000,000	6.125		04/30/49	10,588,000
	KBC Group NV(d)(e)
EUR	1,950,000	5.625		03/19/49	2,140,292
	Lloyds Banking Group PLC(d)(e)
GBP	3,491,000	7.000		06/27/49	4,261,749
	Santander UK Group Holdings PLC(f)
	$4,250,000	4.750		09/15/25	4,254,526

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Banks – (continued)
	UBS Group AG(d)(e)
	$10,600,000	6.875%		08/07/49	$10,576,574

					94,561,077

	Brokerage(e) – 0.3%
	Morgan Stanley(d)
	4,000,000	5.550		07/15/49	4,100,000
	Rialto Holdings LLC/Rialto Corp.(f)
	3,000,000	7.000		12/01/18	3,037,500

					7,137,500

	Building Materials(e)(f) – 0.5%
	BMC East LLC
	3,000,000	5.500		10/01/24	3,060,000
	Builders FirstSource, Inc.
	4,000,000	5.625		09/01/24	4,040,000
	Masonite International Corp.
	4,000,000	5.625		03/15/23	4,160,000

					11,260,000

	Chemicals(e) – 0.7%
	Ashland LLC
	5,250,000	6.875		05/15/43	5,748,750
	Axalta Coating Systems LLC(f)
	1,700,000	4.875		08/15/24	1,731,875
	PQ Corp.(f)
	3,400,000	6.750		11/15/22	3,659,250
	Valvoline, Inc.(f)
	1,950,000	5.500		07/15/24	2,057,250
	Versum Materials, Inc.(f)
	1,355,000	5.500		09/30/24	1,385,487

					14,582,612

	Construction Machinery(e) – 0.1%
	Manitowoc Foodservice, Inc.
	2,650,000	9.500		02/15/24	3,050,813

	Consumer Cyclical Services – Business(e) – 1.8%
	Equinix, Inc.
	6,000,000	5.375		04/01/23	6,262,500
	8,000,000	5.750		01/01/25	8,480,000
	First Data Corp.(f)
	9,000,000	5.750		01/15/24	9,123,750
	Iron Mountain Europe PLC
GBP	2,950,000	6.125		09/15/22	3,800,405
	WEX, Inc.(f)
	$10,001,000	4.750		02/01/23	9,950,995

					37,617,650

	Consumer Cyclical Services – Rental Equipment(e) – 0.4%
	Ahern Rentals, Inc.(f)
	9,500,000	7.375		05/15/23	6,234,375
	United Rentals North America, Inc.
	3,000,000	5.750		11/15/24	3,127,500

					9,361,875

	Corporate Obligations – (continued)
	Consumer Products(e) – 0.4%
	Spectrum Brands, Inc.
	8,835,000	6.625		11/15/22	9,475,538

	Electric(e) – 1.2%
	Calpine Corp.(f)
	8,539,000	7.875		01/15/23	8,955,276
	Dynegy, Inc.
	7,520,000	6.750		11/01/19	7,632,800
	EDP – Energias de Portugal SA(d)
EUR	3,100,000	5.375		09/16/75	3,566,031
	Electricite de France SA(d)
	3,000,000	5.000		01/22/49	3,280,901
	$2,500,000	5.250	(f)	01/29/49	2,475,000
	Puget Sound Energy, Inc.(d)
	550,000	6.974		06/01/67	468,188

					26,378,196

	Energy – 1.7%
	AmeriGas Partners LP/AmeriGas Finance Corp.(e)
	3,200,000	5.875		08/20/26	3,360,000
	Antero Resources Corp.(e)
	7,975,000	5.125		12/01/22	8,034,812
	3,525,000	5.625		06/01/23	3,595,500
	Apache Corp.(e)
	2,525,000	4.750		04/15/43	2,637,027
	2,575,000	4.250		01/15/44	2,540,124
	Halcon Resources Corp.(e)(f)
	3,550,000	8.625		02/01/20	3,585,500
	Laredo Petroleum, Inc.(e)
	3,375,000	5.625		01/15/22	3,290,625
	Nexen Energy ULC
	5,000	6.400		05/15/37	6,325
	50,000	7.500		07/30/39	71,438
	NRG Energy, Inc.(e)
	1,926,000	7.875		05/15/21	2,012,670
	Weatherford International Ltd.
	4,250,000	4.500	(e)	04/15/22	3,782,500
	3,000,000	6.500		08/01/36	2,370,000
	Whiting Petroleum Corp.
	1,000,000	1.250		04/01/20	838,750

					36,125,271

	Entertainment(e)(f) – 0.2%
	WMG Acquisition Corp.
	4,725,000	5.625		04/15/22	4,914,000

	Environmental(e) – 0.2%
	Advanced Disposal Services, Inc.
	4,000,000	8.250		10/01/20	4,175,000

	Financial Co. – Non Captive – 2.0%
	CIT Group, Inc.
	1,800,000	5.250		03/15/18	1,856,250
	7,250,000	5.500	(f)	02/15/19	7,630,625
	HRG Group, Inc.(e)
	8,075,000	7.875		07/15/19	8,458,563

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Financial Co. – Non Captive – (continued)
	Nationstar Mortgage LLC/Nationstar Capital Corp.(e)
	$3,000,000	6.500%		08/01/18	$3,030,000
	6,000,000	6.500		07/01/21	5,910,000
	Navient Corp.
	3,000,000	5.500		01/15/19	3,101,169
	4,000,000	5.875		03/25/21	4,047,056
	1,250,000	6.625		07/26/21	1,262,701
	Speedy Cash Intermediate Holdings Corp.(e)(f)
	9,974,000	10.750		05/15/18	7,904,395

					43,200,759

	Food & Beverage – 1.2%
	Anheuser-Busch InBev Finance, Inc.(e)
	5,000,000	4.900		02/01/46	5,717,685
	Cott Beverages, Inc.(e)
	10,000,000	5.375		07/01/22	10,250,000
	Pernod-Ricard SA(f)
	3,025,000	5.500		01/15/42	3,575,296
	Sysco Corp.(e)
	5,000,000	4.850		10/01/45	5,507,535

					25,050,516

	Gaming – 0.8%
	CyrusOne LP/CyrusOne Finance Corp.(e)
	5,299,000	6.375		11/15/22	5,603,692
	MGM Resorts International
	9,750,000	6.750		10/01/20	10,822,500

					16,426,192

	Health Care – 3.2%
	CHS/Community Health Systems, Inc.(e)
	9,000,000	6.875		02/01/22	6,750,000
	DaVita, Inc.(e)
	9,000,000	5.000		05/01/25	8,730,000
	HCA, Inc.
	10,000,000	4.750		05/01/23	10,412,500
	15,000,000	5.000		03/15/24	15,622,500
	7,000,000	5.875	(e)	02/15/26	7,367,500
	MPT Operating Partnership LP/MPT Finance Corp.(e)
	5,100,000	6.375		03/01/24	5,495,250
	Tenet Healthcare Corp.
	11,600,000	4.350	(d)(e)	06/15/20	11,687,000
	3,150,000	6.000		10/01/20	3,331,125

					69,395,875

	Health Care – Pharmaceuticals(e) – 1.0%
	Actavis Funding SCS
	6,075,000	4.750		03/15/45	6,372,262
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.(f)
	3,150,000	6.000		07/15/23	2,748,375
	5,000,000	6.000		02/01/25	4,225,000
	Valeant Pharmaceuticals International, Inc.(f)
	8,000,000	6.375		10/15/20	6,980,000

					20,325,637

	Corporate Obligations – (continued)
	Health Care – Services(e) – 0.4%
	Centene Corp.
	3,000,000	6.125		02/15/24	3,187,500
	MEDNAX, Inc.(f)
	4,100,000	5.250		12/01/23	4,284,500

					7,472,000

	Home Construction – 0.5%
	CBRE Services, Inc.(e)
	5,000,000	5.250		03/15/25	5,345,465
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	3,000,000	4.375		06/15/19	3,067,500
	William Lyon Homes, Inc.(e)
	2,030,000	5.750		04/15/19	2,070,600

					10,483,565

	Insurance(d)(e) – 0.4%
	Standard Life PLC
GBP	6,000,000	6.546		01/06/49	7,793,898

	Lodging(e)(f) – 0.1%
	MCE Finance Ltd.
	$3,000,000	5.000		02/15/21	3,003,000

	Media – Cable – 4.6%
	Altice Luxembourg SA(e)
EUR	2,000,000	6.250		02/15/25	2,267,074
	Altice US Finance I Corp.(e)(f)
	$5,450,000	5.500		05/15/26	5,559,000
	CCO Holdings LLC/CCO Holdings Capital Corp.(e)
	4,000,000	5.750		09/01/23	4,220,000
	3,100,000	5.875	(f)	04/01/24	3,270,500
	7,000,000	5.375		05/01/25	7,192,500
	2,195,000	5.750	(f)	02/15/26	2,293,775
	4,000,000	5.875	(f)	05/01/27	4,190,000
	Charter Communications Operating LLC/Charter Communications Operating Capital(e)(f)
	3,000,000	6.384		10/23/35	3,458,196
	13,000,000	6.484		10/23/45	15,234,050
	Comcast Corp.(e)
	3,000,000	4.600		08/15/45	3,330,708
	DISH DBS Corp.
	4,050,000	5.875		11/15/24	4,090,500
	6,000,000	7.750		07/01/26	6,592,500
	SFR Group SA(e)(f)
	18,300,000	6.000		05/15/22	18,711,750
	UPCB Finance IV Ltd.(e)(f)
	9,275,000	5.375		01/15/25	9,390,938
	Virgin Media Secured Finance PLC(e)
GBP	4,000,000	4.875		01/15/27	4,782,464
	Ziggo Bond Finance BV(e)(f)
	$3,000,000	5.875		01/15/25	2,977,500

					97,561,455

	Media – Non Cable – 3.6%
	21st Century Fox America, Inc.
	5,025,000	6.150		02/15/41	6,237,834
	Clear Channel Worldwide Holdings, Inc.(e)
	4,000,000	6.500		11/15/22	3,990,000

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – Non Cable – (continued)
Gray Television, Inc.(e)(f)
$3,000,000	5.125%		10/15/24	$2,917,500
Nielsen Finance LLC/Nielsen Finance Co.(e)(f)
12,000,000	5.000		04/15/22	12,180,000
Sirius XM Radio, Inc.(e)(f)
6,500,000	4.625		05/15/23	6,532,500
15,000,000	6.000		07/15/24	15,937,500
Univision Communications, Inc.(e)
8,950,000	5.125	(f)	02/15/25	8,972,375
6,000,000	5.125		02/15/25	6,015,000
Videotron Ltd.(e)(f)
13,000,000	5.375		06/15/24	13,585,000

				76,367,709

Metals & Mining – 0.3%
ArcelorMittal
2,000,000	8.000		10/15/39	2,177,500
Glencore Funding LLC(f)
4,000,000	4.000		04/16/25	3,940,000

				6,117,500

Packaging(e)(f) – 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
132,353	7.000		11/15/20	137,151
6,550,000	4.067	(d)	05/15/21	6,689,187
3,834,000	7.250		05/15/24	4,044,870
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
2,250,000	5.125		07/15/23	2,311,875

				13,183,083

Pipelines – 2.6%
Enterprise Products Operating LLC(d)(e)
3,000,000	4.464		08/01/66	2,853,750
1,000,000	7.000		06/01/67	847,500
Kinder Morgan Energy Partners LP
6,825,000	7.300		08/15/33	8,045,242
Plains All American Pipeline LP/PAA Finance Corp.(e)
5,250,000	3.600		11/01/24	5,174,027
Sabine Pass Liquefaction LLC(e)
4,000,000	6.250		03/15/22	4,380,000
10,000,000	5.750		05/15/24	10,575,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(e)(f)
7,450,000	5.125		02/01/25	7,431,375
The Williams Cos., Inc.
9,000,000	7.500		01/15/31	10,327,500
Williams Partners LP
5,002,000	5.250		03/15/20	5,410,118

				55,044,512

Property/Casualty Insurance – 0.0%
Transatlantic Holdings, Inc.
75,000	8.000		11/30/39	100,279

Real Estate(e) – 0.5%
DuPont Fabros Technology LP
6,000,000	5.875		09/15/21	6,285,000

Corporate Obligations – (continued)
Real Estate(e) – (continued)
VEREIT Operating Partnership LP
4,000,000	4.125		06/01/21	4,194,288

				10,479,288

Retailers – 0.6%
Amazon.com, Inc.(e)
5,000,000	4.950		12/05/44	5,834,140
L Brands, Inc.
3,000,000	5.625		02/15/22	3,300,000
Restoration Hardware Holdings, Inc.(f)(h)
3,000,000	0.000		06/15/19	2,527,500
The Neiman Marcus Group, Inc.
1,500,000	7.125		06/01/28	1,380,000

				13,041,640

Retailers – Food & Drug(e) – 0.5%
CVS Health Corp.
3,000,000	5.125		07/20/45	3,499,773
Rite Aid Corp.
6,000,000	6.750		06/15/21	6,307,500

				9,807,273

Technology(e) – 0.6%
Hewlett Packard Enterprise Co.(f)
3,000,000	6.200		10/15/35	3,102,012
Seagate HDD Cayman
5,000,000	5.750		12/01/34	4,354,375
VeriSign, Inc.
4,000,000	5.250		04/01/25	4,240,000

				11,696,387

Technology – Hardware(e) – 1.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(f)
3,250,000	5.875		06/15/21	3,428,750
Micron Technology, Inc.(f)
5,400,000	7.500		09/15/23	5,960,250
NCR Corp.
5,000,000	5.875		12/15/21	5,256,250
Qorvo, Inc.
4,000,000	6.750		12/01/23	4,370,000
Western Digital Corp.(f)
4,800,000	7.375		04/01/23	5,250,000

				24,265,250

Technology – Software(e) – 1.1%
BMC Software Finance, Inc.(f)
12,000,000	8.125		07/15/21	10,980,000
Infor US, Inc.
6,000,000	6.500		05/15/22	6,210,000
Nuance Communications, Inc.(f)
7,000,000	5.375		08/15/20	7,192,500

				24,382,500

Tobacco(e) – 0.7%
Reynolds American, Inc.
12,000,000	5.850		08/15/45	14,919,672

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wireless Telecommunications – 5.9%
Altice Financing SA(e)(f)
$4,425,000	6.625%		02/15/23	$4,557,750
Altice Finco SA(e)(f)
2,000,000	8.125		01/15/24	2,050,000
Digicel Group Ltd.(e)(f)
3,800,000	8.250		09/30/20	3,355,400
Digicel Ltd.(e)(f)
950,000	7.000		02/15/20	904,875
Intelsat Jackson Holdings SA(e)
3,000,000	7.250		04/01/19	2,418,750
4,000,000	7.250		10/15/20	3,030,000
10,000,000	8.000	(f)	02/15/24	10,125,000
SBA Communications Corp.(e)
17,191,000	4.875		07/15/22	17,534,820
4,800,000	4.875	(f)	09/01/24	4,806,000
SoftBank Group Corp.
7,000,000	4.500	(f)	04/15/20	7,218,750
7,500,000	6.000	(e)	07/30/25	8,071,875
Sprint Communications, Inc.
8,975,000	6.000		12/01/16	8,997,437
2,000,000	6.000		11/15/22	1,865,000
Sprint Corp.
16,000,000	7.875		09/15/23	15,840,000
7,500,000	7.125		06/15/24	7,068,750
T-Mobile USA, Inc.(e)
8,200,000	6.625		04/01/23	8,692,000
2,000,000	6.375		03/01/25	2,145,000
10,550,000	6.500		01/15/26	11,578,625
VimpelCom Holdings BV
1,000,000	7.504		03/01/22	1,102,500
Wind Acquisition Finance SA(e)(f)
2,425,000	4.750		07/15/20	2,446,219
3,000,000	7.375		04/23/21	3,067,500

126,876,251

Wirelines Telecommunications – 1.9%
AT&T, Inc.(e)
6,300,000	4.750		05/15/46	6,165,029
Communications Sales & Leasing, Inc./CSL Capital LLC(e)(f)
3,600,000	6.000		04/15/23	3,735,000
Frontier Communications Corp.
6,001,000	8.500		04/15/20	6,391,065
Telecom Italia Capital SA
3,000,000	7.721		06/04/38	3,285,000
Telecom Italia SpA(f)
10,000,000	5.303		05/30/24	10,137,500
Verizon Communications, Inc.
2,500,000	4.862		08/21/46	2,647,942
2,500,000	4.672		03/15/55	2,437,150
Windstream Services LLC(e)
5,000,000	7.750		10/01/21	4,950,000

39,748,686

TOTAL CORPORATE OBLIGATIONS
(Cost $979,490,589)				$1,001,387,650

Mortgage-Backed Obligations – 0.0%
Collateralized Mortgage Obligations – 0.0%
Adjustable Rate Non-Agency(d) – 0.0%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
$129,615	0.825%		08/25/35	$108,795
Countrywide Alternative Loan Trust Series 2005-38, Class A3
125,567	1.225		09/25/35	111,408
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
8,841	3.072		11/20/34	8,620
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
115,361	0.785		01/25/36	110,857
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1
349,539	0.724		07/25/47	286,444
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
116,987	2.914		06/25/34	117,861
Wells Fargo Mortgage Backed Securities Trust Series 2005- AR16, Class 1A1
53,174	3.059		08/25/33	54,206

798,191

Interest Only(i) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
1,404	5.250		07/25/33	29
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(d)
17,576	0.000		07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(d)
19,886	0.000		08/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(d)
31,849	0.123		08/25/33	192
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(d)
6,190	0.320		07/25/33	70

291

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $652,798)				$798,482

Asset-Backed Securities – 0.0%
Home Equity(d) – 0.0%
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
$42,787	0.815%		02/15/34	$37,561

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
16,195	8.330		04/01/30	16,444

TOTAL ASSET-BACKED SECURITIES
(Cost $62,393)				$54,005

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(j) – 9.6%
Aerospace – 0.3%
Transdigm, Inc.
$5,572,205	3.845%	02/28/20	$5,563,513
1,959,900	3.750	06/04/21	1,955,490

			7,519,003

Automotive – Parts – 0.1%
Gates Global LLC
3,099,523	4.250	07/06/21	3,053,340

Chemicals – 0.3%
Univar, Inc.
3,366,000	4.250	07/01/22	3,370,208
US Coatings Acquisition, Inc.
4,067,642	3.750	02/01/20	4,095,831

			7,466,039

Consumer Cyclical Services – Business – 0.5%
Equinix, Inc.
4,119,000	4.000	01/08/23	4,155,041
First Data Corp.
1,040,311	3.524	03/24/21	1,044,472
4,700,000	4.274	07/08/22	4,732,336

			9,931,849

Energy – 0.2%
American Energy – Marcellus LLC
1,075,000	8.500	08/04/21	95,406
Magnum Hunter Resources, Inc.(a)(b)(c)
382,057	8.000	05/06/19	370,595
MEG Energy Corp.
2,899,260	3.750	03/31/20	2,731,190
Targa Resources Corp.
725,581	5.750	02/25/22	726,489

			3,923,680

Environmental – 0.2%
EnergySolutions LLC
4,522,387	6.750	05/29/20	4,522,387

Financial Co. – Non Captive – 0.1%
Victory Capital Management, Inc.
2,469,231	8.500	10/31/21	2,437,748

Food & Beverage – 0.6%
AdvancePierre Foods, Inc.
3,210,865	4.500	06/02/23	3,233,342
Shearer’s Foods, Inc.
1,420,000	7.750	06/30/22	1,295,750
1,761,688	5.250	06/30/21	1,766,092
1,989,848	4.938	06/30/21	1,994,822
US Foods, Inc.
4,200,877	4.000	06/27/23	4,225,620

			12,515,626

Health Care – Pharmaceuticals – 0.8%
Endo Luxembourg Finance Co. I S.A.R.L.
4,565,500	3.750	09/26/22	4,558,104

Bank Loans(j) – (continued)
Health Care – Pharmaceuticals – (continued)
Valeant Pharmaceuticals International, Inc.
8,698,383	5.500	04/01/22	8,665,764
3,237,033	5.250	12/11/19	3,229,523

			16,453,391

Health Care – Services – 0.8%
Envision Healthcare Corp.
7,643,811	4.250	05/25/18	7,650,613
Sedgwick Claims Management Services, Inc.
5,695,000	6.750	02/28/22	5,645,169
U.S. Renal Care, Inc.
4,143,688	5.250	12/31/22	3,963,686

			17,259,468

Home Construction – 0.2%
Builders FirstSource, Inc.
3,241,697	4.750	08/11/22	3,253,853

Media – Broadcasting & Radio – 0.7%
Getty Images, Inc.
8,015,302	4.750	10/18/19	6,790,484
Lions Gate Entertainment Corp.
2,850,000	4.500	10/12/23	2,845,240
3,393,000	8.250	06/27/17	3,393,000
957,000	0.750	06/27/17	957,000

			13,985,724

Media – Non Cable – 0.3%
Checkout Holding Corp.
6,882,521	4.500	04/09/21	6,188,556

Metals & Mining – 0.1%
Hi Crush Partners LP
1,329,545	4.750	04/28/21	1,251,435

Packaging – 0.2%
BWAY Holding Co., Inc.
2,877,274	5.500	08/14/20	2,894,653
Onex Wizard U.S. Acquisition, Inc.
1,989,899	4.000	03/13/22	1,990,794

			4,885,447

Real Estate – 0.3%
Communications Sales & Leasing, Inc.
2,450,188	4.500	10/24/22	2,458,151
Realogy Corp.
2,036,555	3.750	07/20/22	2,052,257
Starwood Property Trust, Inc.
2,268,755	3.500	04/17/20	2,267,054

			6,777,462

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co.
3,334,933	3.750	12/10/21	3,348,840

Retailers – 0.9%
Burlington Coat Factory Warehouse Corp.
2,629,604	3.500	08/13/21	2,646,854
Neiman Marcus Group Ltd., Inc.
9,349,557	4.250	10/25/20	8,589,905

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(j) – (continued)
Retailers – (continued)
PetSmart, Inc.
$6,228,515	4.000%	03/11/22	$6,240,723
True Religion Apparel, Inc.
4,197,750	5.875	07/30/19	1,079,410

18,556,892

Retailers – Food & Drug – 0.1%
Rite Aid Corp.
1,750,000	4.875	06/21/21	1,755,110

Services Cyclical – Business Services – 0.2%
ADS Waste Holdings, Inc.
2,306,192	3.750	10/09/19	2,306,837
Sabre, Inc.
2,727,039	4.000	02/19/19	2,737,266

5,044,103

Technology – Software/Services – 2.1%
Aspect Software, Inc.
5,528,071	10.500	05/25/20	5,486,610
Avago Technologies Cayman Ltd.
7,826,743	3.535	02/01/23	7,903,915
Avast Software BV
2,250,000	5.000	09/30/22	2,270,250
BMC Software Finance, Inc.
7,733,778	5.000	09/10/20	7,610,502
Global Payments, Inc.
908,304	3.500	04/22/23	913,981
Infor (US), Inc.
3,250,000	3.750	06/03/20	3,239,567
MA FinanceCo., LLC
5,860,980	4.500	11/20/19	5,876,863
Micron Technology, Inc.
3,291,750	4.280	04/26/22	3,310,283
NXP BV
3,132,554	3.405	12/07/20	3,142,140
Renaissance Learning, Inc.
150,000	8.000	04/11/22	147,125
SS&C Technologies, Inc.
4,659,709	4.000	07/08/22	4,693,212
567,085	4.000	07/08/22	571,162

45,165,610

Wireless Telecommunications – 0.2%
Intelsat Jackson Holdings SA
3,000,000	3.750	06/30/19	2,865,330
Neptune Finco Corp.
1,759,868	3.876	10/11/24	1,765,377

4,630,707

Wirelines Telecommunications – 0.2%
Level 3 Financing, Inc.
4,850,000	4.000	08/01/19	4,870,807

TOTAL BANK LOANS
(Cost $208,813,450)			$204,797,077

Shares	Description		Value

U.S. Treasury Obligation(k) – 3.0%
United States Treasury Note
64,200,000	1.375%	09/30/20	$64,641,699
(Cost $64,512,693)

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $64,512,693)			$64,641,699

Shares	Distribution Rate	Value

Investment Companies(b)(d) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
637	0.300%	$637
Goldman Sachs High Yield Fund – Institutional Shares
475,572	4.880%	3,072,194

TOTAL INVESTMENT COMPANIES
(Cost $3,437,872)		$3,072,831

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 0.6%
Certificates of Deposit – 0.3%
Credit Suisse New York
$2,500,000	1.690%	09/28/17	$2,501,239
ING Funding LLC
3,150,000	1.228	06/09/17	3,152,423

5,653,662

Commercial Paper(h) – 0.3%
Ford Motor Credit Co. LLC
2,500,000	0.00%	05/15/17	2,481,244
Whirlpool Corp.
5,000,000	0.00%	12/28/16	4,992,320

7,473,564

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,122,685)			$13,127,226

TOTAL INVESTMENTS – 98.4%
(Cost $2,051,609,519)			$2,106,436,996

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			33,960,965

NET ASSETS – 100.0%			$2,140,397,961

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is currently in default and/or non-income producing.
(b)	Represents an affiliated issuer/fund.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2016

(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $3,556,396, which represents approximately 0.2% of net assets as of October 31, 2016. See additional details below:

Restricted Security	Acquisition Date	Cost
Magnum Hunter Resources Corp. PI	05/06/16 - 08/18/16	$2,586,550
Magnum Hunter Resources, Inc.	05/06/16 - 08/08/16	382,057

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $389,702,040, which represents approximately 18.2% of net assets as of October 31, 2016.
(g)	Pay-in-kind securities.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(j)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on October 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PI	—Private Investment
PLC	—Public Limited Company

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co.	USD	22,664,205	GBP	17,048,511	$20,873,785	11/16/16	$1,790,421
Royal Bank of Canada	USD	11,707,260	EUR	10,615,393	11,657,646	11/10/16	49,614
Westpac Banking Corp.	USD	10,843,606	EUR	9,614,362	10,558,331	11/10/16	285,275
TOTAL							$2,125,310

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	134	December 2016	$29,230,844	$31,584
5 Year U.S. Treasury Notes	755	December 2016	91,201,641	42,217
10 Year U.S. Treasury Notes	249	December 2016	32,276,625	(107,194)
20 Year U.S. Treasury Bonds	(423)	December 2016	(68,830,031)	2,842,404
Ultra Long U.S. Treasury Bonds	(91)	December 2016	(16,010,313)	833,722
TOTAL				$3,642,733

WRITTEN OPTIONS CONTRACTS — For the period ended October 31, 2016 the Fund had following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Morgan Stanley & Co. International PLC	Call - S&P 500 Index	$47,929	11/11/16	2,220%	$(16,075)
	Call - S&P 500 Index	47,729	11/18/16	2,200	(107,236)
	Call - S&P 500 Index	47,784	11/25/16	2,210	(91,807)
UBS AG (London)	Call - S&P 500 Index	47,085	11/04/16	2,210	(2,357)
TOTAL (Premium Received $438,228)		190,527			$(217,475)

OPTIONS ON EQUITIES CONTRACTS — For the period ended October 31, 2016, the Fund had the following written equity options activity:

	Contracts	Premiums Received
Contracts Outstanding October 31, 2015	—	$—
Contracts Written	663,022	1,647,985
Contracts Expired	(472,495)	(1,209,757)
Contracts Outstanding October 31, 2016	190,527	$438,228

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 97.9%
Aerospace & Defense – 1.2%
300,000	United Technologies Corp.	$30,660,000

Banks – 2.0%
1,335,000	Bank of the Ozarks, Inc.	49,341,600

Beverages – 1.5%
350,000	PepsiCo., Inc.	37,520,000

Capital Markets – 3.7%
265,000	FactSet Research Systems, Inc.	41,000,800
730,000	SEI Investments Co.	32,360,900
320,000	T. Rowe Price Group, Inc.	20,483,200

		93,844,900

Chemicals – 9.6%
590,000	Ecolab, Inc.	67,360,300
435,000	Monsanto Co.	43,834,950
290,000	The Sherwin-Williams Co.	71,009,400
585,000	The Valspar Corp.	58,266,000

		240,470,650

Communications Equipment – 2.7%
750,000	Harris Corp.	66,907,500

Equity Real Estate Investment Trusts (REITs) – 0.5%
135,000	Digital Realty Trust, Inc.	12,613,050

Food & Staples Retailing – 3.2%
20,000	Casey’s General Stores, Inc.	2,259,800
916,000	CVS Health Corp.	77,035,600

		79,295,400

Food Products – 2.8%
100,000	Flowers Foods, Inc.	1,552,000
1,765,000	Hormel Foods Corp.	67,952,500

		69,504,500

Health Care Providers & Services – 3.0%
1,100,000	Cardinal Health, Inc.	75,559,000

Household Products – 1.5%
800,000	Church & Dwight Co., Inc.	38,608,000

Industrial Conglomerates – 2.4%
345,000	Roper Technologies, Inc.	59,791,950

Insurance – 4.3%
495,000	Aflac, Inc.	34,090,650
580,000	Chubb Ltd.	73,660,000

		107,750,650

IT Services – 3.9%
715,000	Automatic Data Processing, Inc.	62,247,900
425,000	Jack Henry & Associates, Inc.	34,433,500

		96,681,400

Leisure Products – 2.2%
710,000	Polaris Industries, Inc.	54,393,100

Common Stocks – (continued)
Machinery – 4.3%
620,000	Illinois Tool Works, Inc.	$70,413,400
310,000	Parker-Hannifin Corp.	38,052,500

		108,465,900

Oil, Gas & Consumable Fuels – 23.5%
235,000	Antero Midstream Partners LP	6,847,900
370,000	Buckeye Partners LP	23,879,800
400,000	Columbia Pipeline Partners LP	6,400,000
1,670,000	Enable Midstream Partners LP	24,582,400
2,346,000	Energy Transfer Equity LP	35,025,780
1,560,000	Enterprise Products Partners LP	39,374,400
935,000	EOG Resources, Inc.	84,542,700
655,000	EQT Midstream Partners LP	49,039,850
1,150,000	Genesis Energy LP	40,169,500
674,000	Magellan Midstream Partners LP	45,313,020
230,000	Spectra Energy Partners LP	9,807,200
1,860,000	Suncor Energy, Inc.	55,837,200
1,135,000	Sunoco Logistics Partners LP	29,101,400
1,050,000	Tallgrass Energy GP LP	24,706,500
440,000	Tallgrass Energy Partners LP	19,901,200
665,000	Tesoro Logistics LP	31,747,100
560,000	Western Gas Partners LP	30,884,000
865,000	Williams Partners LP	30,984,300

		588,144,250

Pharmaceuticals – 6.9%
1,585,000	Novo Nordisk A/S ADR	56,330,900
580,000	Perrigo Co. PLC	48,250,200
2,420,000	Roche Holding AG ADR	69,393,500

		173,974,600

Road & Rail – 2.8%
1,125,000	Canadian National Railway Co.	70,728,750

Software – 2.6%
1,100,000	Microsoft Corp.	65,912,000

Specialty Retail – 8.6%
1,200,000	Lowe’s Cos., Inc.	79,980,000
825,000	Ross Stores, Inc.	51,595,500
1,130,000	The TJX Cos., Inc.	83,337,500

		214,913,000

Textiles, Apparel & Luxury Goods – 4.7%
1,515,000	NIKE, Inc. Class B	76,022,700
745,000	VF Corp.	40,386,450

		116,409,150

TOTAL COMMON STOCKS
(Cost $1,949,154,337)		$2,451,489,350

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.7%
Repurchase Agreements – 1.7%
Joint Repurchase Agreement Account II
$43,100,000	0.338%	11/01/16	$43,100,000
(Cost $43,100,000)

TOTAL INVESTMENTS – 99.6%
(Cost $1,992,254,337)			$2,494,589,350

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			9,786,116

NET ASSETS – 100.0%			$2,504,375,466

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Joint repurchase agreement was entered into on October 31, 2016. Additional information appears on pages 34-35.

Investment Abbreviations:
ADR	—American Depositary Receipt
GP	—General Partnership
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments

October 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2016, the Rising Dividend Growth Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$43,100,000	$43,100,465	$43,962,001

REPURCHASE AGREEMENTS — At October 31, 2016, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Rising Dividend Growth
BNP Paribas Securities Co.	0.340%	$131,747
Citigroup Global Markets, Inc.	0.340	7,791,878
Merrill Lynch & Co., Inc.	0.340	31,180,058
Merrill Lynch & Co., Inc.	0.320	3,996,317
TOTAL		$43,100,000

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At October 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.500% to 8.000%	01/01/17 to 08/01/46
Federal National Mortgage Association	2.500 to 9.000	02/01/17 to 10/01/46
Government National Mortgage Association	2.500 to 7.500	02/15/25 to 10/20/46
United States Treasury Inflation Protected Securities	0.750	02/15/42
U.S. Treasury Bonds	3.125 to 8.750	08/15/20 to 05/15/44
U.S. Treasury Notes	0.875 to 4.250	11/15/17 to 07/31/23
United States Treasury Stripped Securities	0.000	02/15/29

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2016

		Income Builder Fund	Rising Dividend Growth Fund
	Assets:
	Investments of unaffiliated issuers, at value (cost $2,045,203,040 and $1,992,254,337)	$2,099,807,769	$2,494,589,350
	Investments of affiliated issuers, at value (cost $6,406,479 and $0)	6,629,227	—
	Cash	28,890,290	49,576
	Foreign currencies, at value (cost $2,855 and $0, respectively)	2,843	—
	Unrealized gain on forward foreign currency exchange contracts	2,125,310	—
	Receivables:
	Investments sold	12,374,026	20,563,177
	Dividends and interest	17,278,545	4,200,626
	Fund shares sold	2,879,452	1,299,943
	Due from broker — upfront payment	228,437	—
	Foreign tax reclaims	227,707	2,723,319
	Reimbursement from investment adviser	42,488	40,655
	Other assets	875	263
	Total assets	2,170,486,969	2,523,466,909

	Liabilities:
	Variation margin on certain derivative contracts	243,562	—
	Written option contracts, at value (premium received $438,228 and $0, respectively)	217,475	—
	Payables:
	Investments purchased on an extended — settlement basis	16,371,149	—
	Investments purchased	6,612,929	4,977,980
	Fund shares redeemed	4,549,475	11,311,736
	Distribution and Service fees and Transfer Agency fees	960,742	962,501
	Management fees	929,053	1,554,382
	Accrued expenses and other liabilities	204,623	284,844
	Total liabilities	30,089,008	19,091,443

	Net Assets:
	Paid-in capital	2,217,097,175	1,993,173,189
	Undistributed (distributions in excess of) net investment income	1,199,838	(20,806,995)
	Accumulated net realized gain (loss)	(138,649,394)	29,674,259
	Net unrealized gain	60,750,342	502,335,013
	NET ASSETS	$2,140,397,961	$2,504,375,466
	Net Assets:
	Class A	$574,573,639	$697,429,786
	Class C	682,818,962	571,437,616
	Institutional	740,182,284	958,316,784
	Class IR	142,812,903	272,442,175
	Class R	—	4,749,105
	Class R6	10,173	—
	Total Net Assets	$2,140,397,961	$2,504,375,466
	Shares Outstanding $0.001 par value (unlimited number of shares authorized):
	Class A	26,603,561	35,475,071
	Class C	32,116,307	28,881,049
	Institutional	33,588,280	47,724,603
	Class IR	6,497,253	13,577,043
	Class R	—	241,895
	Class R6	462	—
	Net asset value, offering and redemption price per share:(a)
	Class A	$21.60	$19.66
	Class C	21.26	19.79
	Institutional	22.04	20.08
	Class IR	21.98	20.07
\	Class R	—	19.63
	Class R6	22.04	—

(a)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $22.86 and $20.80, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $704,270 and $1,361,910)	$29,297,070	$45,263,309
Dividends — affiliated issuers	234,447	—
Interest	72,567,172	256,035
Total investment income	102,098,689	45,519,344

Expenses:
Management fees	13,330,631	21,087,560
Distribution and Service fees(a)	8,471,994	8,784,633
Transfer Agency fees(a)	3,029,653	4,044,996
Custody, accounting and administrative services	271,304	243,982
Printing and mailing costs	270,577	395,943
Registration fees	177,738	189,997
Professional fees	131,381	69,159
Trustee fees	24,642	27,150
Other	81,796	108,511
Total expenses	25,789,716	34,951,931
Less — expense reductions	(2,575,478)	(606,264)
Net expenses	23,214,238	34,345,667
NET INVESTMENT INCOME	78,884,451	11,173,677

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $4,924 and $0)	(109,364,060)	64,118,758
Futures contracts	(11,345,465)	—
Written options	1,209,757	—
Forward foreign currency exchange contracts	3,060,102	—
Foreign currency transactions	(218,992)	(11,164)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	84,265,029	(204,537,263)
Investments — affiliated issuers	612,762	—
Futures contracts	4,618,273	—
Written options	220,752	—
Forward foreign currency exchange contracts	2,355,508	—
Foreign currency translation	(64,651)	—
Net realized and unrealized loss	(24,650,985)	(140,429,669)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,233,466	$(129,255,992)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
Income Builder	$1,568,117	$6,903,877	$—	$1,191,769	$1,311,737	$289,623	$236,521	$—	$3
Rising Dividend Growth	2,185,420	6,575,360	23,853	1,660,919	1,249,319	472,016	653,678	9,064	—

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$78,884,451	$78,282,345
Net realized loss	(116,658,658)	(17,376,216)
Net change in unrealized gain (loss)	92,007,673	(79,279,212)
Net increase (decrease) in net assets resulting from operations	54,233,466	(18,373,083)

Distributions to shareholders:
From net investment income
Class A Shares	(23,623,727)	(25,272,901)
Class C Shares	(21,479,735)	(19,196,423)
Institutional Shares	(29,565,682)	(27,929,995)
Class IR Shares	(4,918,271)	(4,386,513)
Class R6 Shares(a)	(399)	(100)
Return of capital
Class A Shares	—	(2,841,064)
Class C Shares	—	(2,157,975)
Institutional Shares	—	(3,139,763)
Class IR Shares	—	(493,112)
Class R6 Shares(a)	—	(11)
Total distributions to shareholders	(79,587,814)	(85,417,857)

From share transactions:
Proceeds from sales of shares	664,843,281	1,079,141,908
Reinvestment of distributions	70,651,516	75,118,014
Cost of shares redeemed	(879,887,243)	(674,836,151)
Net increase (decrease) in net assets resulting from share transactions	(144,392,446)	479,423,771
TOTAL INCREASE (DECREASE)	(169,746,794)	375,632,831

Net assets:
Beginning of year	2,310,144,755	1,934,511,924
End of year	$2,140,397,961	$2,310,144,755
Undistributed (distributions in excess of) net investment income	$1,199,838	$(2,399,866)

(a)	Commenced operations on July 31, 2015.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$11,173,677	$13,315,816
Net realized gain (loss)	64,107,594	(19,902,659)
Net change in unrealized loss	(204,537,263)	(71,345,396)
Net decrease in net assets resulting from operations	(129,255,992)	(77,932,239)

Distributions to shareholders:
From net investment income
Class A Shares	(4,554,978)	(5,209,223)
Class C Shares	(1,719,715)	(809,923)
Institutional Shares	(7,969,052)	(10,560,502)
Class IR Shares	(2,116,224)	(2,740,540)
Class R Shares	(22,185)	(15,469)
From net realized gains
Class A Shares	(6,170,307)	—
Class C Shares	(2,329,578)	—
Institutional Shares	(10,795,114)	—
Class IR Shares	(2,866,700)	—
Class R Shares	(30,052)	—
Return of capital
Class A Shares	—	(5,665,776)
Class C Shares	—	(880,908)
Institutional Shares	—	(11,486,057)
Class IR Shares	—	(2,980,729)
Class R Shares	—	(16,824)
Total distributions to shareholders	(38,573,905)	(40,365,951)

From share transactions:
Proceeds from sales of shares	391,463,726	1,287,414,003
Reinvestment of distributions	33,367,494	34,426,282
Cost of shares redeemed	(1,457,677,449)	(1,139,920,958)
Net increase (decrease) in net assets resulting from share transactions	(1,032,846,229)	181,919,327
TOTAL INCREASE (DECREASE)	(1,200,676,126)	63,621,137

Net assets:
Beginning of year	3,705,051,592	3,641,430,455
End of year	$2,504,375,466	$3,705,051,592
Distributions in excess of net investment income	$(20,806,995)	$(18,013,483)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$21.77	$0.79	$(0.16)	$0.63	$(0.80)	$—	$—	$(0.80)
2016 - C	21.45	0.62	(0.16)	0.46	(0.65)	—	—	(0.65)
2016 - Institutional	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2016 - IR	22.14	0.85	(0.16)	0.69	(0.85)	—	—	(0.85)
2016 - R6	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2015 - A	22.83	0.84	(0.99)	(0.15)	(0.82)	—	(0.09)	(0.91)
2015 - C	22.51	0.66	(0.98)	(0.32)	(0.66)	—	(0.08)	(0.74)
2015 - Institutional	23.25	0.94	(0.99)	(0.05)	(0.90)	—	(0.10)	(1.00)
2015 - IR	23.20	0.91	(1.01)	(0.10)	(0.86)	—	(0.10)	(0.96)
2015 - R6 (Commenced July 31, 2015)	22.83	0.18	(0.56)	(0.38)	(0.22)	—	(0.03)	(0.25)
2014 - A	22.47	0.89	0.64	1.53	(0.96)	(0.21)	—	(1.17)
2014 - C	22.17	0.70	0.65	1.35	(0.80)	(0.21)	—	(1.01)
2014 - Institutional	22.86	1.01	0.64	1.65	(1.05)	(0.21)	—	(1.26)
2014 - IR	22.81	0.96	0.66	1.62	(1.02)	(0.21)	—	(1.23)
2013 - A	20.99	0.75	2.21	2.96	(0.88)	(0.60)	—	(1.48)
2013 - C	20.74	0.57	2.19	2.76	(0.73)	(0.60)	—	(1.33)
2013 - Institutional	21.33	0.83	2.27	3.10	(0.97)	(0.60)	—	(1.57)
2013 - IR	21.29	0.79	2.27	3.06	(0.94)	(0.60)	—	(1.54)
2012 - A	19.01	0.55	1.95	2.50	(0.52)	—	—	(0.52)
2012 - C	18.79	0.42	1.90	2.32	(0.37)	—	—	(0.37)
2012 - Institutional	19.31	0.66	1.97	2.63	(0.61)	—	—	(0.61)
2012 - IR	19.28	0.57	2.02	2.59	(0.58)	—	—	(0.58)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$21.60	3.04%	$574,574	0.98%		1.10%		3.75%		80%
21.26	2.25	682,819	1.73		1.85		2.98		80
22.04	3.42	740,182	0.58		0.70		4.13		80
21.98	3.28	142,813	0.73		0.85		3.96		80
22.04	3.38	10	0.58		0.70		4.12		80
21.77	(0.70)	708,457	0.97		1.10		3.73		57
21.45	(1.44)	704,566	1.72		1.85		2.98		57
22.20	(0.25)	766,537	0.57		0.70		4.13		57
22.14	(0.45)	130,575	0.72		0.85		3.98		57
22.20	(1.63)	10	0.58	(e)	0.69	(e)	3.15	(e)	57
22.83	6.96	660,692	0.95		1.13		3.89		52
22.51	6.20	530,983	1.70		1.88		3.10		52
23.25	7.39	644,757	0.55		0.73		4.31		52
23.20	7.24	94,528	0.70		0.88		4.13		52
22.47	14.81	279,374	0.97		1.27		3.48		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53
20.99	13.26	95,116	1.05		1.44		2.73		369
20.74	12.39	18,699	1.80		2.21		2.09		369
21.33	13.74	13,601	0.65		1.06		3.21		369
21.29	13.55	1,639	0.80		1.19		2.77		369

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$20.68	$0.07	$(0.83)	$(0.76)	$(0.12)	$(0.14)	$—	$(0.26)
2016 - C	20.84	(0.08)	(0.84)	(0.92)	(0.06)	(0.07)	—	(0.13)
2016 - Institutional	21.12	0.15	(0.85)	(0.70)	(0.15)	(0.19)	—	(0.34)
2016 - IR	21.10	0.12	(0.84)	(0.72)	(0.14)	(0.17)	—	(0.31)
2016 - R	20.66	0.02	(0.84)	(0.82)	(0.08)	(0.13)	—	(0.21)
2015 - A	21.25	0.06	(0.42)	(0.36)	(0.10)	—	(0.11)	(0.21)
2015 - C	21.41	(0.10)	(0.42)	(0.52)	(0.02)	—	(0.03)	(0.05)
2015 - Institutional	21.69	0.15	(0.43)	(0.28)	(0.14)	—	(0.15)	(0.29)
2015 - IR	21.68	0.11	(0.43)	(0.32)	(0.13)	—	(0.13)	(0.26)
2015 - R	21.20	0.01	(0.43)	(0.42)	(0.06)	—	(0.06)	(0.12)
2014 - A	18.50	0.03	2.88	2.91	(0.07)	—	(0.09)	(0.16)
2014 - C	18.65	(0.13)	2.92	2.79	(0.02)	—	(0.01)	(0.03)
2014 - Institutional	18.88	0.11	2.94	3.05	(0.11)	—	(0.13)	(0.24)
2014 - IR	18.87	0.07	2.95	3.02	(0.10)	—	(0.11)	(0.21)
2014 - R	18.46	(0.03)	2.89	2.86	(0.06)	—	(0.06)	(0.12)
2013 - A	15.16	(0.03)	3.54	3.51	(0.04)	—	(0.13)	(0.17)
2013 - C	15.30	(0.17)	3.58	3.41	(0.02)	—	(0.04)	(0.06)
2013 - Institutional	15.46	0.04	3.61	3.65	(0.06)	—	(0.17)	(0.23)
2013 - IR	15.46	— (d)	3.61	3.61	(0.04)	—	(0.16)	(0.20)
2013 - R	15.15	(0.11)	3.57	3.46	(0.02)	—	(0.13)	(0.15)
2012 - A	15.35	(0.01)	(0.18)	(0.19)	—	—	—	—
2012 - C	15.50	(0.02)	(0.18)	(0.20)	—	—	—	—
2012 - Institutional	15.65	(0.01)	(0.18)	(0.19)	—	—	—	—
2012 - IR	15.65	(0.01)	(0.18)	(0.19)	—	—	—	—
2012 - R	15.34	(0.02)	(0.17)	(0.19)	—	—	—	—
2012 - A	12.82	0.05	2.66	2.71	(0.16)	—	(0.02)	(0.18)
2012 - C	12.97	(0.07)	2.71	2.64	(0.09)	—	(0.02)	(0.11)
2012 - Institutional	13.06	0.11	2.71	2.82	(0.21)	—	(0.02)	(0.23)
2012 - IR	15.25	(0.01)	0.57	0.56	(0.14)	—	(0.02)	(0.16)
2012 - R	14.96	(0.07)	0.57	0.50	(0.10)	—	(0.02)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the beginning of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund’s predecessor was the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Expense ratios include the effect of the operating expenses of the Predecessor Fund prior to reorganization.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.66	(3.71)%	$697,430	1.14%		1.16%		0.35%		16%
19.79	(4.43)	571,438	1.89		1.91		(0.40)		16
20.08	(3.35)	958,317	0.74		0.76		0.74		16
20.07	(3.45)	272,442	0.89		0.91		0.59		16
19.63	(3.96)	4,749	1.39		1.41		0.10		16
20.68	(1.72)	1,054,093	1.13		1.15		0.28		25
20.84	(2.44)	732,998	1.88		1.90		(0.47)		25
21.12	(1.29)	1,476,799	0.73		0.74		0.67		25
21.10	(1.49)	437,422	0.88		0.89		0.53		25
20.66	(2.00)	3,740	1.38		1.39		0.05		25
21.25	15.81	1,063,292	1.15		1.16		0.13		12
21.41	14.93	632,859	1.90		1.91		(0.63)		12
21.69	16.26	1,509,224	0.75		0.76		0.52		12
21.68	16.10	428,787	0.90		0.91		0.37		12
21.20	15.53	7,268	1.40		1.41		(0.14)		12
18.50	23.27	858,185	1.18		1.21		(0.18)		13
18.65	22.35	384,551	1.93		1.96		(0.98)		13
18.88	23.77	918,912	0.78		0.81		0.21		13
18.87	23.55	258,492	0.93		0.96		0.03		13
18.46	22.98	4,141	1.42		1.45		(0.63)		13
15.16	(1.24)	252,945	1.20	(e)	1.32	(e)	(0.69	)(e)	2
15.30	(1.29)	61,464	1.94	(e)	2.06	(e)	(1.39	)(e)	2
15.46	(1.21)	220,145	1.80	(e)	0.93	(e)	(0.31	)(e)	2
15.46	(1.21)	45,472	0.95	(e)	1.07	(e)	(0.40	)(e)	2
15.15	(1.24)	127	1.45	(e)	1.57	(e)	(0.99	)(e)	2
15.35	21.15	230,319	1.31	(f)	1.49	(f)	0.35	(f)	18
15.50	20.38	51,158	2.04	(f)	2.16	(f)	(0.45	)(f)	18
15.65	21.64	195,794	0.93	(f)	1.10	(f)	0.74	(f)	18
15.65	3.70	36,122	0.95	(e)	1.14	(e)	0.50	(e)	18
15.34	3.36	127	1.42	(e)	1.60	(e)	(0.17	)(e)	18

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, IR and R6	Diversified
Rising Dividend Growth	A, C, Institutional, IR and R	Non-Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub- Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share Class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Income Builder Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and did not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016 such securities were valued at amortized cost. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

A Fund entering into a reverse repurchase agreement is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2016:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Asia	$7,737,524	$—	$—
Europe	88,215,757	—	—
North America	656,926,136	—	3,185,801
Preferred Stocks(a)
North America	—	62,492,808	—
Fixed Income
Corporate Obligations	—	1,001,387,650	—
Mortgage-Backed Obligations	—	798,482	—
Asset-Backed Securities	—	54,005	—
Bank Loans	—	198,175,177	6,621,900
U.S. Treasury Obligations	64,641,699	—	—
Investment Companies	3,072,831	—	—
Short-term Investments	—	13,127,226	—
Total	$820,593,947	$1,276,035,348	$9,807,701

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$2,125,310	$—
Futures Contracts	3,749,927	—	—
Total	$3,749,927	$2,125,310	$—
Liabilities
Futures Contracts(b)	$(107,194)	$—	$—
Written Options Contracts	—	(217,475)	—
Total	$(107,194)	$(217,475)	$—

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Europe	$247,634,600	$—	$—
North America	2,203,854,750	—	—
Short-term Investments	—	43,100,000	—
Total	$2,451,489,350	$43,100,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$3,749,927	(a)	Variation margin on certain derivative contracts	$(107,194	)(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,125,310		—	—
Equity	—	—		Options Written, at value	(217,475)
Total		$5,875,237			$(324,669)

(a)	Includes unrealized gain (loss) on futures described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(11,345,465)	$4,618,273	1,969
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,060,102	2,355,508	4
Equity	Net realized gain (loss) from written options contracts/Net change in unrealized gain (loss) on written options contracts	1,209,757	220,752	1
Total		$(7,075,606)	$7,194,533	1,974

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%	0.62%	0.51	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.69	0.69

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Income Builder Fund invests in the Institutional Shares of the Goldman Sachs Financial Square Government Fund and the Institutional Shares of the Goldman Sachs High Yield Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended October 31, 2016, GSAM waived $71,474 of the Fund’s management fee.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Income Builder	$212,387	$46
Rising Dividend Growth	124,230	—

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.02% of the average daily net assets of Class R6 Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth are 0.034% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$2,354,561	$220,917	$2,575,478
Rising Dividend Growth	—	606,264	606,264

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of October 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Funds did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2016, Goldman Sachs earned $96,049 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the futures commission merchant, on behalf of the Income Builder Fund.

As of October 31, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of 100% of the Class R6 outstanding shares of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Fund for the Income Builder Fund for the fiscal year ended October 31, 2016:

Underlying Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Gain (Loss)	Market Value 10/31/2016	Dividend Income
Goldman Sachs Financial Square Government Fund	$64,950,238	$624,152,772	$(689,102,373)	$—	$637	$123,055
Goldman Sachs High Yield Fund	2,878,792	168,429	—	24,973	3,072,194	111,392
Total	$67,829,030	$624,321,201	$(689,102,373)	$24,973	$3,072,831	$234,447

The following table provides information about the investment in the shares of issuers deemed to be affiliates of the Income Builder Fund for the fiscal year ended October 31, 2016:

Fund	Name of Affiliated Issuer	Market Value 10/31/2015	Purchases at Cost	Net Change in Unrealized Gain (loss)	Market Value 10/31/2016
Income Builder	Magnum Hunter Resources Corp. PI — Common Stock	$—	$2,586,550	$599,251	$3,185,801
	Magnum Hunter Resources, Inc. — Bank Loan	—	382,057	(11,462)	370,595
Total		—	$2,968,607	$587,789	$3,556,396

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases of U.S. Government Securities	Purchases (Excluding U.S. Government Securities)	Sales and Maturities of U.S. Government Securities	Sales and Maturities (Excluding U.S. Government Securities)
Income Builder	$85,977,598	$1,592,622,754	$(21,558,411)	$(1,705,198,660)
Rising Dividend Growth	—	466,179,268	—	(1,175,895,265)

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The table below summarizes the reverse repurchase agreement activity for the period ended October 31, 2016:

Fund Name	Average amounts of borrowings	Weighted average interest rate	Number of days outstanding during the period
Income Builder	$5,008,196	3.90%	70

In order to present certain components of the Fund’s capital accounts, certain reclassifications have been recorded to the Funds’ accounts to take into consideration return of capital distributions. These reclassifications have no impact on the net asset value of the Funds.

	Income Builder	Rising Dividend Growth
Distributions in excess of net investment income	$(1)	$—
Accumulated net realized gain (loss)	1,221,900	10,670,904
Net unrealized gain	(1,221,899)	(10,670,904)

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Income Builder	Rising Dividend Growth
Distribution paid from:
Ordinary income	$79,587,814	$16,382,154
Net long-term capital gains	—	22,191,751
Total taxable distributions	$79,587,814	$38,573,905

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Income Builder	Rising Dividend Growth
Distribution paid from:
Ordinary income	$76,785,932	$19,335,657
Tax return of capital	$8,631,925	$21,030,294

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

7. TAX INFORMATION (continued)

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Undistributed ordinary income — net	$3,314,519	$—
Undistributed long-term capital gains	—	30,096,731
Total undistributed earnings	$3,314,519	$30,096,731
Capital loss carryforwards:(1)
Perpetual Short-Term	$(33,413,371)	$—
Perpetual Long-Term	(97,772,677)	—
Total capital loss carryforwards	(131,186,048)	—
Timing differences (Straddle Loss Deferral)	$(129,005)	$—
Unrealized gains (losses) — net	51,301,320	481,105,546
Total accumulated earnings (losses) net	$(76,699,214)	$511,202,277

(1)	The Rising Dividend Growth Fund utilized $18,843,161 of capital losses in the current fiscal year.

As of October 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$2,055,069,747	$2,013,483,804
Gross unrealized gain	98,890,617	592,367,321
Gross unrealized loss	(47,523,368)	(111,261,775)
Net unrealized gains	51,367,249	481,105,546
Net unrealized loss on other investments	(65,929)	—
Net unrealized gains	$51,301,320	481,105,546

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, market gains/(losses) on regulated futures, and options contracts, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments, partnership investments, and material modification of debt securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of underlying fund investments, foreign currency transactions, partnership investments, and material modification of debt securities.

Fund	Paid-in- Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Income Builder	$966,405	$(5,269,473)	$4,303,068
Rising Dividend Growth	412,224	(2,827,189)	2,414,965

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. OTHER RISKS

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — Goldman Sachs Rising Dividend Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. OTHER RISKS (continued)

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,417,009	$135,325,881	12,779,697	$286,853,445
Reinvestment of distributions	1,074,715	22,631,211	1,196,026	26,711,679
Shares converted from Class B(a)	—	—	19,114	437,131
Shares redeemed	(13,425,507)	(282,878,547)	(10,401,047)	(232,997,529)
	(5,933,783)	(124,921,455)	3,593,790	81,004,726
Class B Shares(a)
Shares converted to Class A	—	—	(19,265)	(437,131)
Shares redeemed	—	—	(137,506)	(3,119,537)
	—	—	(156,771)	(3,556,668)
Class C Shares
Shares sold	7,306,512	151,771,191	14,329,849	316,761,315
Reinvestment of distributions	892,247	18,511,915	821,596	18,057,009
Shares redeemed	(8,925,794)	(185,458,715)	(5,901,233)	(130,023,598)
	(727,035)	(15,175,609)	9,250,212	204,794,726
Institutional Shares
Shares sold	13,872,849	298,461,739	17,357,197	396,735,861
Reinvestment of distributions	1,143,274	24,592,125	1,119,976	25,472,088
Shares redeemed	(15,961,525)	(341,074,922)	(11,673,589)	(266,746,352)
	(945,402)	(18,021,058)	6,803,584	155,461,597
Class IR Shares
Shares sold	3,669,557	79,284,470	3,455,961	78,781,282
Reinvestment of distributions	228,964	4,915,866	215,202	4,877,127
Shares redeemed	(3,298,048)	(70,475,059)	(1,849,114)	(41,949,130)
	600,473	13,725,277	1,822,049	41,709,279
Class R6 Shares(b)
Shares sold	—	—	439	10,005
Reinvestment of distributions	19	399	5	111
Shares redeemed	—	—	(1)	(5)
	19	399	443	10,111
NET INCREASE (DECREASE)	(7,005,728)	$(144,392,446)	21,313,307	$479,423,771

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,916,114	$78,170,830	14,646,468	$313,769,741
Reinvestment of distributions	505,011	10,184,845	495,768	10,353,908
Shares redeemed	(19,916,300)	(397,545,857)	(14,204,704)	(300,876,001)
	(15,495,175)	(309,190,182)	937,532	23,247,648
Class C Shares
Shares sold	2,907,964	58,472,731	10,746,927	231,900,878
Reinvestment of distributions	168,273	3,421,719	66,814	1,412,211
Shares redeemed	(9,375,119)	(189,077,628)	(5,193,304)	(110,896,308)
	(6,298,882)	(127,183,178)	5,620,437	122,416,781
Institutional Shares
Shares sold	8,384,281	170,099,746	25,578,313	558,466,208
Reinvestment of distributions	717,189	14,752,547	794,147	16,933,049
Shares redeemed	(31,315,476)	(637,420,174)	(26,001,134)	(558,260,002)
	(22,214,006)	(452,567,881)	371,326	17,139,255
Class IR Shares
Shares sold	3,951,924	81,451,310	8,230,890	179,690,099
Reinvestment of distributions	242,327	4,981,603	268,260	5,718,881
Shares redeemed	(11,346,731)	(231,563,736)	(7,548,178)	(162,697,754)
	(7,152,480)	(145,130,823)	950,972	22,711,226
Class R Shares
Shares sold	161,958	3,269,109	167,414	3,587,077
Reinvestment of distributions	1,326	26,780	398	8,233
Shares redeemed	(102,380)	(2,070,054)	(329,627)	(7,190,893)
	60,904	1,225,835	(161,815)	(3,595,583)
NET INCREASE (DECREASE)	(51,099,639)	$(1,032,846,229)	7,718,452	$181,919,327

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Dividend Focus Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*
Class A
Actual	$1,000.00	$1,038.90		$5.02	$1,000.00	$973.50		$5.70
Hypothetical 5% return	1,000.00	1,020.21	+	4.98	1,000.00	1,019.36	+	5.84
Class C
Actual	1,000.00	1,034.70		8.85	1,000.00	969.90		9.41
Hypothetical 5% return	1,000.00	1,016.44	+	8.77	1,000.00	1,015.59	+	9.63
Institutional
Actual	1,000.00	1,041.10		2.98	1,000.00	975.10		3.72
Hypothetical 5% return	1,000.00	1,022.22	+	2.95	1,000.00	1,021.37	+	3.81
Class IR
Actual	1,000.00	1,040.00		3.74	1,000.00	974.80		4.47
Hypothetical 5% return	1,000.00	1,021.47	+	3.71	1,000.00	1,020.61	+	4.57
Class R
Actual	N/A	N/A		—	1,000.00	971.90		6.94
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.10	+	7.10
Class R6
Actual	1,000.00	1,040.70		2.98	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,022.22	+	2.95	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Income Builder	0.98%	1.73%	0.58%	0.73%	N/A	0.58%
Rising Dividend Growth	1.14	1.89	0.74	0.89	1.39%	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between the Investment Adviser and Dividend Assets Capital, LLC (the “Sub-Adviser”) on behalf of the Rising Dividend Growth Fund.

The Agreements were most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Income Builder Fund); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Rising Dividend Growth Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates (including, with respect to the Rising Dividend Growth Fund, the Investment Adviser’s oversight of the Sub-Adviser). The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Income Builder Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Income Builder Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. The Trustees recalled that the Income Builder Fund had been repositioned from the Goldman Sachs Balanced Fund in 2012, and that the Investment Adviser had introduced call options writing and total return swaps into the Income Builder Fund’s strategy in April 2016. The Trustees observed that the Rising Dividend Growth Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. The Trustees also noted that the Rising Dividend Growth Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. They recalled that the Rising Dividend Growth Fund’s predecessor, which was advised by the Fund’s current sub-adviser, had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. They also noted that the Rising Dividend Growth and Income Builder Funds had experienced certain portfolio management changes in 2015 and the first quarter of 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreement and, with respect to the Rising Dividend Growth Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Income Builder Fund	Rising Dividend Growth Fund
First $1 billion	0.65%	0.75%
Next $1 billion	0.59	0.68
Next $3 billion	0.56	0.64
Next $3 billion	0.55	0.63
Over $8 billion	0.54	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees noted that the breakpoints in the sub-advisory fee schedule for the Rising Dividend Growth Fund were symmetrical to the breakpoints in the Fund’s management fee schedule. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee (with respect to the Income Builder Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Income Builder Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Agreements should be approved and continued with respect to each Fund until June 30, 2017.

Sub-Advisory Agreement for the Rising Dividend Growth Fund

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Rising Dividend Growth Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in dividend growth investing and track record in managing the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees noted that the Fund’s predecessor (the “Predecessor Fund”), which was advised by the Sub-Adviser, had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. They considered the Predecessor Fund’s operations and investment performance since its inception and the Fund’s operations and investment performance since the reorganization. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They observed that the Predecessor Fund’s performance record had only two years of negative returns since its inception. They also observed that the Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. The Trustees noted that the Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. They recalled that the Fund’s predecessor, which was advised by the Fund’s current sub-adviser, had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate
First $1 billion	0.200%
Next $1 billion	0.181
Next $3 billion	0.171
Next $3 billion	0.168
Over $8 billion	0.165

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the extent of these services. They also observed that the fees received by the Investment Adviser and Sub-Adviser were subject to breakpoints at the same asset levels, and therefore the Sub-Adviser’s fee remains a constant percentage of the Investment Adviser’s fee at all asset levels.

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Rising Dividend Growth Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2017.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Goldman Sachs Trust — Dividend Focus Fund — Tax Information (Unaudited)

For the year ended October 31, 2016, 24.19% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2016, 35.41% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Rising Dividend Growth Fund designates $22,191,751, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 74680-TMPL-12/2016 DIVFOAR-16 / 94k

Goldman Sachs Funds

Annual Report	October 31, 2016

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

■	LARGE CAP GROWTH INSIGHTS

■	LARGE CAP VALUE INSIGHTS

■	SMALL CAP EQUITY INSIGHTS

■	SMALL CAP GROWTH INSIGHTS

■	SMALL CAP VALUE INSIGHTS

■	U.S. EQUITY INSIGHTS

Market Review	1

Investment Process	3

Portfolio Management Discussion and Performance Summaries	6

Schedules of Investments	43

Financial Statements	70

Financial Highlights	78

Notes to Financial Statements	90

Report of the Independent Registered Public Accounting Firm	112

Other Information	113

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities generated a positive return for the 12 months ended October 31, 2016 (the “Reporting Period”). Federal Reserve (“Fed”) monetary policy and economic data were among the biggest themes dominating the U.S. equity markets during the Reporting Period.

After leaving the targeted federal funds rate unchanged at its September and October 2015 policy meetings, the Fed voted unanimously for a 25 basis point interest rate increase in December 2015, a move largely expected by the markets. (A basis point is 1/100th of a percentage point.) However, the fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage the markets. (Dovish language tends to imply lower interest rates; opposite of hawkish.)

At the beginning of 2016, U.S. equities were embroiled in a rout that encompassed the broad global equity market, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. In its January 2016 policy statement, the Fed acknowledged these external risks and tightening financial conditions. U.S. equity markets stabilized in mid-February 2016, as market sentiment improved on the more dovish tone set by global central banks broadly. U.S. equities were also supported by stronger economic data, rallying as the fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two hikes in 2016, down from four. Along with receding global economic concerns, the dovish forecast helped to drive a recovery in U.S. equities.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. However, U.S. equities fell near the end of April 2016, as investors were disappointed by a lack of additional stimulus from the Bank of Japan (“BoJ”) and by first quarter 2016 U.S. GDP that was weaker than expected at 0.5%. In May 2016, weaker payroll data drove expectations for a Fed hike during June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. The Fed ultimately held interest rates steady and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. During June 2016, investors were focused on the U.K. referendum about whether to leave the European Union. Late in the month, after the surprise “leave” result, popularly known as Brexit, U.S. equities declined amid a broad global sell-off. The market later rebounded, owing to improving risk appetite, as investors digested the outcome and on dovish remarks from Bank of England (“BoE”) Governor Mark Carney.

U.S. equities were further buoyed in July 2016 by strong economic data and corporate earnings, though uncertainty generally increased following the Brexit vote. In her Jackson Hole speech toward the end of August 2016, Fed Chair Janet Yellen acknowledged that the case for an interest rate hike had strengthened in recent months. Along with strong labor data and other hawkish comments from the Fed, Yellen’s speech significantly increased market expectations of an interest rate hike by year-end 2016, leading to a selloff in U.S. equities. In early September 2016, U.S. equities declined as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extending monetary easing beyond March 2017. However, U.S. equities rebounded after the Fed’s decision to leave interest rates unchanged.

In October 2016, a combination of a hawkish Fed commentary and stronger U.S. economic data heightened market expectations for a December 2016 rate hike. Third quarter 2016 U.S.

1

MARKET REVIEW

GDP increased at a 2.9% annual rate, higher than consensus expectations and the strongest growth rate in two years.

For the Reporting Period overall, the S&P 500® Index returned 4.51%, with eight of the 11 sectors in the Index generating positive returns. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) The utilities and telecommunication services sectors generated double-digit gains, followed by the information technology and consumer staples sectors. The health care, consumer discretionary and financials sectors posted declines.

In terms of market capitalization, large-cap stocks outperformed small-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned 4.10% during the Reporting Period. In the style arena, value stocks outperformed growth stocks overall. The Russell 1000® Value Index, representing large-cap value stocks, rose 6.35% during the Reporting Period, while the Russell 1000® Growth Index, representing large-cap growth stocks, returned 2.28%.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can potentially provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

2

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

3

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2016

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2016 (the “Reporting Period”).

We enhanced our Management theme by expanding the scope of an existing signal that looks at managements’ personal transactions in the stock of their respective company. Corporate executives purchasing or selling shares can potentially signal their conviction in the company’s stock when assessed under the right circumstances. We obtain and analyze this information through regulatory filings for more than 7,500 companies globally. In addition, we expanded the scope of two signals within our global linkages theme. First, we extended a signal, which analyzes patent data to identify economically linked companies, to all investment regions. We now analyze about 40 million patents from various patent offices for more than 3,000 companies globally to establish the economic linkages between stocks of various industries. Second, we extended a signal that establishes economic linkages between companies in the automotive supply chain from Japan to the U.S. investment region. We take a differentiated, region-specific approach and analyze the potential relationships between the stock returns of suppliers and manufacturers multiple levels down the supply chain.

In addition, during the Reporting Period, we enhanced our Momentum theme by introducing a signal that evaluates linkages embedded within companies’ web pages. Embedded linkages are effective indicators of the similarity of the underlying businesses of companies across a variety of sectors such as retail, media, hospitality, software, banks, airlines and others. We also enhanced our Profitability theme for stocks within developed markets by introducing a factor that evaluates the geographic exposure of companies by tracking the physical locations of their branches, outlets and subsidiaries. In our view, a company with a footprint in growing parts of the world is better positioned relative to a company with a footprint in contracting parts of the world. We are able to estimate this factor for more than 5,500 companies globally that have more than one million subsidiaries spread across more than 47,000 cities in more than 200 countries. This extends our analysis of a company’s global footprint, which has focused historically on the revenue mix across markets.

Furthermore, during the Reporting Period, we undertook research of various Environmental, Social and Governance (“ESG”) metrics and their ability to forecast returns. We have enhanced our models with the following ESG-related metrics:

Within the Quality theme, we introduced an environmental impact factor, which measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies. This factor helps us to strategically tilt toward companies with favorable environmental profiles.

Within the Momentum theme, we introduced the ESG topic signal. We use natural language processing techniques to read through more than 24,000 articles, collected since 1999, on Corporate Social Responsibility (“CSR”) activities to identify economic linkages among more than 1,000 companies. The signal aims to identify companies linked to each other by common CSR themes and can help us to dynamically adjust our positions accordingly.

4

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Changes to the Domestic Equity Insights Funds’ Portfolio Management Team

On February 5, 2016, Ron Hua, Chief Investment Officer of Equity Alpha Strategies for the Quantitative Investment Strategies (“QIS”) Team, announced his intention to retire from Goldman Sachs Asset Management, L.P. (“GSAM”). As such, effective that date, Mr. Hua no longer had portfolio management responsibilities for the Domestic Equity Insights Funds (the “Funds”). Effective February 5, 2016, Armen Avanessians assumed the responsibilities as Chief Investment Officer of GSAM’s Equity Alpha Team, overseeing research, portfolio management and implementation for all of the Funds. As always, the QIS platform is organized into a series of specialist portfolio management teams that focus on generating and implementing investment ideas within their area of expertise. Investment decisions are made by these portfolio management teams, rather than by one portfolio manager or committee. Ultimate accountability for each of the Funds resides with the senior portfolio managers dedicated to each QIS Team strategy, who oversee their respective research, portfolio management and implementation processes.

5

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 1.93%, 1.18%, 2.35%, 1.82%, 2.18%, 1.66% and 2.38%, respectively. These returns compare to the 2.28% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes contributed positively to relative returns. However, the Fund generally underperformed the Index, largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns. Sentiment contributed most positively to performance. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Quality, Valuation and Momentum also enhanced relative results. The Quality theme seeks to assess both firm and management quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

The impact of our Management and Profitability themes on relative performance was rather neutral during the Reporting Period. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile

6

PORTFOLIO RESULTS

similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Certain stock positions caused the Fund to generally underperform the Index. Stock picks in the materials, financials and utilities sectors detracted from relative returns. Investments in the consumer discretionary, industrials and energy sectors bolstered relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	Overweight positions in McKesson, Marathon Petroleum and HollyFrontier detracted from relative performance. The Fund was overweight McKesson, a pharmaceutical distributor and health care information technology company, because of our positive views on Momentum, Sentiment and Quality. We adopted the overweight in petroleum refiner Marathon Petroleum based on our positive views on Sentiment and Valuation. The Fund’s overweight in HollyFrontier, also a petroleum refiner, was the result of our positive views on Valuation, Momentum and Profitability.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Tyson Foods and Equity LifeStyle Properties. We chose to overweight food maker Tyson Foods because of our positive views on Momentum and Valuation. The overweight in Equity LifeStyle Properties, which owns and operates a portfolio of resort communities and lifestyle oriented properties, was the result of our positive views on Sentiment and Quality. An underweight in pharmaceutical company Allergan also added to performance. We assumed the underweight in Allergan due to our negative views on Momentum and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, utilities, materials and real estate sectors relative to the Index. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) Compared to the Index, the Fund was underweight the consumer staples, consumer discretionary and information technology sectors. The Fund was relatively neutral compared to the Index in the financials, industrials, energy and telecommunication services sectors at the end of the Reporting Period.

7

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	1.93%	2.28%
Class C	1.18	2.28
Institutional	2.35	2.28
Service	1.82	2.28
Class IR	2.18	2.28
Class R	1.66	2.28
Class R6	2.38	2.28

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.19%	15.90%	6.13%	5.31%	5/1/97
Class C	11.55	16.36	5.92	3.99	8/15/97
Institutional	13.88	17.70	7.17	6.03	5/1/97
Service	13.30	17.11	6.62	5.51	5/1/97
Class IR	13.70	17.52	N/A	7.06	11/30/07
Class R	13.16	16.95	N/A	6.55	11/30/07
Class R6	13.91	N/A	N/A	3.71	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.16%
Class C	1.71	1.91
Institutional	0.56	0.76
Service	1.06	1.26
Class IR	0.71	0.91
Class R	1.21	1.41
Class R6	0.54	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.1%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	3.4	Software
Amazon.com, Inc.	3.0	Internet & Direct Marketing Retail
Facebook, Inc. Class A	2.9	Internet Software & Services
Alphabet, Inc. Class A	2.4	Internet Software & Services
Alphabet, Inc. Class C	2.4	Internet Software & Services
UnitedHealth Group, Inc.	2.0	Health Care Providers & Services
Amgen, Inc.	1.9	Biotechnology
AbbVie, Inc.	1.5	Biotechnology
The TJX Cos., Inc.	1.5	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of October 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on November 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	1.93%	14.16%	6.23%	5.48%
Including sales charges	-3.68%	12.88%	5.63%	5.17%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.18%	13.30%	5.42%	3.86%
Including contingent deferred sales charges	0.18%	13.30%	5.42%	3.86%

Institutional Class (Commenced May 1, 1997)	2.35%	14.63%	6.66%	5.89%

Service Class (Commenced May 1, 1997)	1.82%	14.05%	6.13%	5.37%

Class IR (Commenced November 30, 2007)	2.18%	14.44%	N/A	6.74%

Class R (Commenced November 30, 2007)	1.66%	13.89%	N/A	6.22%

Class R6 (Commenced July 31, 2015)	2.38%	N/A	N/A	1.76%

11

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 3.35%, 2.56%, 3.69%, 3.22%, 3.57%, 3.08% and 3.76%, respectively. These returns compare to the 6.35% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes contributed positively to relative returns. However, the Fund underperformed the Index because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes — Sentiment, Valuation, Quality and Momentum — added to the Fund’s relative results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

The impact of our Management and Profitability themes on relative performance was rather neutral during the Reporting Period. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile

12

PORTFOLIO RESULTS

similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall detracted from the Fund’s relative performance. The Fund was hurt by individual stock positions in the health care, utilities and information technology sectors. Investments in the consumer discretionary, telecommunication services and industrials sectors contributed positively.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of its individual stock positions, the Fund was hurt most during the Reporting Period by overweights in Marathon Petroleum and Bank of America. An underweight in AT&T also detracted from relative results. We adopted the overweight in petroleum refiner Marathon Petroleum due to our positive views on Sentiment and Valuation. The overweight in Bank of America was the result of our positive views on Valuation and Momentum. We assumed the underweight in telecommunications company AT&T due to our negative views on Quality and Management.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Steel Dynamics and Tyson Foods during the Reporting Period.

We chose to overweight steel producer Steel Dynamics based on our positive views on Sentiment and Quality. The Fund was overweight food maker Tyson Foods because of our positive views on Momentum and Valuation. An underweight in pharmaceutical company Allergan also added to performance. We assumed the underweight in Allergan due to our negative views on Momentum and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the materials, industrials, health care and telecommunication services sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, consumer staples, energy, information technology and real estate sectors. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) The Fund was relatively neutral compared to the Index in the utilities and consumer discretionary sectors at the end of the Reporting Period.

13

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	3.35%	6.35%
Class C	2.56	6.35
Institutional	3.69	6.35
Service	3.22	6.35
Class IR	3.57	6.35
Class R	3.08	6.35
Class R6	3.76	6.35

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.88%	14.10%	3.77%	4.91%	12/31/98
Class C	11.22	14.53	3.58	4.46	12/31/98
Institutional	13.53	15.86	4.78	5.66	12/31/98
Service	12.96	15.26	4.25	5.14	12/31/98
Class IR	13.41	15.68	N/A	4.91	11/30/07
Class R	12.75	15.10	N/A	4.39	11/30/07
Class R6	13.55	N/A	N/A	2.93	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.12%
Class C	1.71	1.87
Institutional	0.56	0.72
Service	1.06	1.22
Class IR	0.71	0.87
Class R	1.21	1.37
Class R6	0.54	0.70

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co.	3.5%	Banks
AT&T, Inc.	3.1	Diversified Telecommunication Services
Exxon Mobil Corp.	2.5	Oil, Gas & Consumable Fuels
Johnson & Johnson	2.2	Pharmaceuticals
Wal-Mart Stores, Inc.	2.0	Food & Staples Retailing
Oracle Corp.	1.9	Software
Medtronic PLC	1.7	Health Care Equipment & Supplies
Berkshire Hathaway, Inc. Class B	1.7	Diversified Financial Services
Merck & Co., Inc.	1.6	Pharmaceuticals
The Bank of New York Mellon Corp.	1.4	Capital Markets

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on November 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 31, 1998)
Excluding sales charges	3.35%	12.65%	3.97%	5.15%
Including sales charges	-2.29%	11.39%	3.38%	4.82%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	2.56%	11.83%	3.19%	4.36%
Including contingent deferred sales charges	1.56%	11.83%	3.19%	4.36%

Institutional Class (Commenced December 31, 1998)	3.69%	13.10%	4.38%	5.56%

Service Class (Commenced December 31, 1998)	3.22%	12.54%	3.87%	5.04%

Class IR (Commenced November 30, 2007)	3.57%	12.93%	N/A	4.73%

Class R (Commenced November 30, 2007)	3.08%	12.36%	N/A	4.21%

Class R6 (Commenced July 31, 2015)	3.76%	N/A	N/A	1.84%

17

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 3.44%, 2.61%, 3.77%, 3.29%, 3.63%, 3.11% and 3.81%, respectively. These returns compare to the 4.10% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index, largely due to one of our quantitative model’s six investment themes. More specifically, our Management theme underperformed during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, our Management theme, which seeks to assess the characteristics, policies and strategic decisions of company management, detracted from relative performance.

Four of our other five investment themes added to the Fund’s relative returns. Valuation, Quality and Sentiment contributed most positively, followed by Momentum. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

The impact of our Profitability theme on relative results was rather neutral during the Reporting Period. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, the contribution overall of the Fund’s sector allocation dampened relative performance during the Reporting Period.

18

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added modestly to the Fund’s relative performance. The Fund’s investments in the financials, industrials and information technology sectors enhanced results. Stock selection in the materials, health care and real estate sectors detracted from relative returns. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).)

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Overweight positions in Finisar, Quad/graphics and Cepheid contributed most positively to the Fund’s relative performance. Our positive views on Management and Sentiment led to the overweight in Finisar, a manufacturer of optical communication components and subsystems. The overweight in commercial printer Quad/graphics was due to our positive views on Quality and Valuation, while the Fund’s overweight in molecular diagnostics company Cepheid was the result of our positive views on Momentum and Quality.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by its overweight in Myriad Genetics, a molecular diagnostics company; Cray, a supercomputer manufacturer; and Impax Laboratories, a specialty pharmaceutical company. We chose to overweight Myriad Genetics because of our positive views on Quality and Valuation. Our positive views on Valuation and Momentum led to the overweight in Cray. The Fund was overweight Impax Laboratories based on our positive views on Valuation and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, industrials and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the real estate, information technology, consumer staples and financials sectors. The Fund was relatively neutral compared to the Index in the telecommunication services, energy, utilities and health care sectors at the end of the Reporting Period.

19

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	3.44%	4.10%
Class C	2.61	4.10
Institutional	3.77	4.10
Service	3.29	4.10
Class IR	3.63	4.10
Class R	3.11	4.10
Class R6	3.81	4.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	10.04%	13.94%	4.99%	6.25%	8/15/97
Class C	14.51	14.38	4.79	5.79	8/15/97
Institutional	16.86	15.70	6.00	6.99	8/15/97
Service	16.31	15.12	5.46	6.46	8/15/97
Class IR	16.69	15.51	N/A	7.60	11/30/07
Class R	16.10	14.95	N/A	7.08	11/30/07
Class R6	16.86	N/A	N/A	5.52	7/31/15

[3]	The Standardized Total Returns are average annual total or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.45%
Class C	1.99	2.20
Institutional	0.84	1.05
Service	1.34	1.56
Class IR	0.99	1.21
Class R	1.49	1.70
Class R6	0.82	1.03

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5,6]
Holding	% of Net Assets	Line of Business
Portland General Electric Co.	0.8%	Electric Utilities
Southwest Gas Corp.	0.8	Gas Utilities
Hudson Pacific Properties, Inc.	0.7	Equity Real Estate Investment Trusts (REITs)
Umpqua Holdings Corp.	0.7	Banks
SkyWest, Inc.	0.7	Airlines
Radian Group, Inc.	0.7	Thrifts & Mortgage Finance
Prosperity Bancshares, Inc.	0.7	Banks
Fair Isaac Corp.	0.7	Software
Piper Jaffray Cos.	0.7	Capital Markets
Washington Federal, Inc.	0.7	Thrifts & Mortgage Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short term investment fund), which represents 1.2% of the Fund’s net assets as of 10/31/16.

21

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2016

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.5% of the Fund’s net assets as of October 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on November 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	3.44%	10.77%	4.57%	6.29%
Including sales charges	-2.23%	9.53%	3.98%	5.98%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	2.61%	9.95%	3.80%	5.51%
Including contingent deferred sales charges	1.61%	9.95%	3.80%	5.51%

Institutional Class (Commenced August 15, 1997)	3.77%	11.21%	4.99%	6.71%

Service Class (Commenced August 15, 1997)	3.29%	10.66%	4.46%	6.18%

Class IR (Commenced November 30, 2007)	3.63%	11.04%	N/A	6.98%

Class R (Commenced November 30, 2007)	3.11%	10.49%	N/A	6.47%

Class R6 (Commenced July 31, 2015)	3.81%	N/A	N/A	1.48%

23

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of -0.37%, -1.14%, 0.01%, -0.15%, -0.63% and 0.07%, respectively. These returns compare to the -0.49% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generally outperformed the Index, with four of our quantitative model’s six investment themes contributing positively to relative returns. Securities lending also contributed positively to performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns. Valuation was our best-performing theme. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment, Quality and Momentum also contributed positively. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Our Management theme, which seeks to assess the characteristics, policies and strategic decisions of company management, detracted from relative performance.

The impact of our Profitability theme on relative results was rather neutral during the Reporting Period. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, the contribution overall of the Fund’s sector allocation dampened relative performance during the Reporting Period.

24

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added to the Fund’s relative performance. Stock selection in the consumer discretionary, financials and industrials sectors bolstered results. Investments in the energy, telecommunication services and information technology sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited during the Reporting Period from an underweight position in Restoration Hardware. Overweights in Advanced Energy Industries and Coresite Realty also added to relative results. We chose to underweight home furnishings company Restoration Hardware because of our negative views on Sentiment and Quality. Our positive views on Sentiment and Quality led to the overweight in Advanced Energy Industries, which develops power and control technologies for the manufacture of semiconductors, flat panel displays, data storage products, solar cells and architectural glass. The overweight in Coresite Realty, a provider of data centers and interconnection services, was the result of our positive views on Momentum and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	Detracting most from the Fund’s relative returns were overweight positions in Cray, a supercomputer manufacturer; Impax Laboratories, a specialty pharmaceutical company; and Myriad Genetics, a molecular diagnostics company. We chose to overweight Cray due to our positive views on Valuation and Momentum, while the Fund was overweight Impax Laboratories because of our positive views on Valuation and Sentiment. We adopted the overweight in Myriad Genetics based on our positive views on Quality and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives had a positive impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary and industrials sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, health care, real estate and consumer staples sectors. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) The Fund was relatively neutral compared to the Index in the energy, telecommunication services, financials and utilities and materials sectors at the end of the Reporting Period.

25

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]
Class A	-0.37%	-0.49%
Class C	-1.14	-0.49
Institutional	0.01	-0.49
Class IR	-0.15	-0.49
Class R	-0.63	-0.49
Class R6	0.07	-0.49

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	6.92%	14.83%	5.90%	6/25/07
Class C	11.19	15.27	5.76	6/25/07
Institutional	13.57	16.59	6.98	6/25/07
Class IR	13.42	16.42	8.30	11/30/07
Class R	12.85	15.84	7.75	11/30/07
Class R6	13.63	N/A	1.22	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.59%
Class C	2.00	2.35
Institutional	0.85	1.19
Class IR	1.00	1.32
Class R	1.50	1.84
Class R6	0.83	1.17

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5,6]
Holding	% of Net Assets	Line of Business
Fair Isaac Corp.	0.9%	Software
Curtiss-Wright Corp.	0.8	Aerospace & Defense
Medidata Solutions, Inc.	0.8	Health Care Technology
Hawaiian Holdings, Inc.	0.8	Airlines
Evercore Partners, Inc. Class A	0.8	Capital Markets
Masimo Corp.	0.7	Health Care Equipment & Supplies
InterDigital, Inc.	0.8	Communications Equipment
The Brink’s Co.	0.7	Commercial Services & Supplies
Horizon Pharma PLC	0.7	Pharmaceuticals
Silicon Laboratories, Inc.	0.7	Semiconductors & Semiconductor Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short term investment fund), which represents 2.1% of the Fund’s net assets as of 10/31/16.

27

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2016

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.1% of the Fund’s net assets as of October 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

28

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on June 25, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Growth Insights Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from June 25, 2007, through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	-0.37%	11.13%	N/A	5.87%
Including sales charges	-5.82%	9.88%	N/A	5.23%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	-1.14%	10.30%	N/A	5.08%
Including contingent deferred sales charges	-2.13%	10.30%	N/A	5.08%

Institutional Class (Commenced June 25, 2007)	0.01%	11.57%	N/A	6.29%

Class IR (Commenced November 30, 2007)	-0.15%	11.39%	N/A	7.56%

Class R (Commenced November 30, 2007)	-0.63%	10.84%	N/A	7.01%

Class R6 (Commenced July 31, 2015)	0.07%	N/A	N/A	-3.16%

29

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 7.99%, 7.15%, 8.41%, 8.26%, 7.72% and 8.41%, respectively. These returns compare to the 8.79% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index, largely due to two of our quantitative model’s six investment themes. More specifically, our Momentum and Management themes underperformed during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, our Momentum and Management investment themes detracted from relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

Three of our other four investment themes — Valuation, Sentiment and Quality — added to the Fund’s relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality.

The impact of our Profitability theme on relative results was rather neutral during the Reporting Period. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

30

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall contributed positively to the Fund’s relative returns. Stock picks in the financials, industrials and energy sectors added to performance, while holdings in the consumer discretionary, consumer staples and materials sectors detracted from relative results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Quad/ graphics, Talen Energy and Dupont Fabros Technology during the Reporting Period. We chose to overweight commercial printer Quad/graphics because of our positive views on Quality and Valuation. Our positive views on Momentum and Quality led to the Fund’s overweights in Talen Energy, an independent power producer, and Dupont Fabros Technology, which owns, operates and manages multi-tenant wholesale data centers.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	Detracting from the Fund’s relative performance were overweight positions in Alon USA Energy, an independent refiner of petroleum products; Delek U.S. Holdings, an energy company focused on petroleum refining, logistics and convenience store retailing; and Western Refining, a crude oil refiner. The Fund was overweight Alon USA Energy and Western Refining because of our positive views on Momentum and Valuation. We chose to overweight Delek U.S. Holdings due to our positive views on Momentum and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, industrials and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, consumer staples, financials and real estate sectors. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) The Fund was relatively neutral compared to the Index in the information technology, health care, telecommunication services and energy sectors at the end of the Reporting Period.

31

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	7.99%	8.79%
Class C	7.15	8.79
Institutional	8.41	8.79
Class IR	8.26	8.79
Class R	7.72	8.79
Class R6	8.41	8.79

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURN[3]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	12.63%	13.13%	4.05%	6/25/07
Class C	17.20	13.57	3.89	6/25/07
Institutional	19.62	14.88	5.12	6/25/07
Class IR	19.45	14.70	7.12	11/30/07
Class R	18.86	14.13	6.62	11/30/07
Class R6	19.62	N/A	8.82	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.51%
Class C	1.99	2.26
Institutional	0.84	1.11
Class IR	0.99	1.26
Class R	1.49	1.76
Class R6	0.82	1.09

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5,6]
Holding	% of Net Assets	Line of Business
Prosperity Bancshares, Inc.	1.0%	Banks
Portland General Electric Co.	1.0	Electric Utilities
Southwest Gas Corp.	0.9	Gas Utilities
ONE Gas, Inc.	0.9	Gas Utilities
Umpqua Holdings Corp.	0.9	Banks
Hudson Pacific Properties, Inc.	0.9	Equity Real Estate Investment Trusts (REITs)
First Industrial Realty Trust, Inc.	0.9	Equity Real Estate Investment Trusts (REITs)
First Citizens BancShares, Inc. Class A	0.9	Banks
ALLETE, Inc.	0.9	Electric Utilities
Mack-Cali Realty Corp.	0.9	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short term investment fund), which represents 1.2% of the Fund’s net assets as of 10/31/16.

33

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2016

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets as of October 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

34

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from June 25, 2007 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	7.99%	10.35%	N/A	4.25%
Including sales charges	2.07%	9.11%	N/A	3.62%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	7.15%	9.52%	N/A	3.45%
Including contingent deferred sales charges	6.08%	9.52%	N/A	3.45%

Institutional Class (Commenced June 25, 2007)	8.41%	10.79%	N/A	4.68%

Class IR (Commenced November 30, 2007)	8.26%	10.62%	N/A	6.63%

Class R (Commenced November 30, 2007)	7.72%	10.07%	N/A	6.14%

Class R6 (Commenced July 31, 2015)	8.41%	N/A	N/A	5.26%

35

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 2.25%, 1.48%, 2.66%, 2.15%, 2.48%, 1.99% and 2.66%, respectively. These returns compare to the 4.50% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index, largely due to three of our quantitative model’s six investment themes. More specifically, our Momentum, Profitability and Management themes underperformed during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes — Momentum, Profitability and Management —detracted from relative returns. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

Three of our other investment themes added to the Fund’s relative performance. Sentiment contributed most positively, followed by Valuation and Quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may

36

PORTFOLIO RESULTS

lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall detracted from the Fund’s relative performance. Stock picks in the materials, information technology and consumer staples sectors hurt relative returns, while investments in the consumer discretionary, industrials and real estate sectors were advantageous. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).)

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt by overweight positions in McKesson, a pharmaceutical distributor and health care information technology company; Marathon Petroleum, a petroleum refiner; and Express Scripts Holdings, a pharmacy benefit management company. The Fund was overweight McKesson because of our positive views on Momentum, Sentiment and Quality. We adopted the overweight in Marathon Petroleum based on our positive views on Sentiment and Valuation. The Fund’s overweight in Express Scripts Holdings was due to our positive views on Quality and Momentum.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from underweight positions in pharmaceutical company Allergan and mass media and entertainment conglomerate The Walt Disney Company. The underweight in Allergan was based on our negative views on Momentum and Quality, while our negative views on Quality and Profitability led us to underweight The Walt Disney Company. An overweight in telecommunications company Verizon Communications, adopted as result of our positive views on Sentiment and Quality, also added to the Fund’s relative performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, industrials, materials and telecommunication services sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, consumer discretionary, information technology and energy sectors. The Fund was relatively neutral compared to the Index in the utilities, financials and real estate sectors at the end of the Reporting Period.

37

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	2.25%	4.50%
Class C	1.48	4.50
Institutional	2.66	4.50
Service	2.15	4.50
Class IR	2.48	4.50
Class R	1.99	4.50
Class R6	2.66	4.50

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.99%	14.42%	5.00%	7.97%	5/24/91
Class C	10.25	14.86	4.81	4.86	8/15/97
Institutional	12.57	16.18	6.01	8.35	6/15/95
Service	12.01	15.61	5.49	6.89	6/07/96
Class IR	12.42	16.01	N/A	5.95	11/30/07
Class R	11.87	15.43	N/A	5.43	11/30/07
Class R6	12.60	N/A	N/A	2.41	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.17%
Class C	1.71	1.92
Institutional	0.56	0.77
Service	1.06	1.27
Class IR	0.71	0.92
Class R	1.21	1.42
Class R6	0.54	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	2.8%	Technology Hardware, Storage & Peripherals
JPMorgan Chase & Co.	2.4	Banks
AT&T, Inc.	2.1	Diversified Telecommunication Services
Johnson & Johnson	2.0	Pharmaceuticals
Facebook, Inc. Class A	1.7	Internet Software & Services
UnitedHealth Group, Inc.	1.6	Health Care Providers & Services
Amazon.com, Inc.	1.6	Internet & Direct Marketing Retail
Wal-Mart Stores, Inc.	1.6	Food & Staples Retailing
Microsoft Corp.	1.6	Software
Oracle Corp.	1.5	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

39

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

40

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on November 1, 2006 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1991)
Excluding sales charges	2.25%	12.98%	5.11%	8.12%
Including sales charges	-3.35%	11.71%	4.52%	7.88%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.48%	12.13%	4.33%	4.76%
Including contingent deferred sales charges	0.46%	12.13%	4.33%	4.76%

Institutional Class (Commenced June 15, 1995)	2.66%	13.43%	5.53%	8.24%

Service Class (Commenced June 7, 1996)	2.15%	12.86%	5.01%	6.78%

Class IR (Commenced November 30, 2007)	2.48%	13.25%	N/A	5.70%

Class R (Commenced November 30, 2007)	1.99%	12.70%	N/A	5.19%

Class R6 (Commenced July 31, 2015)	2.66%	N/A	N/A	1.00%

41

MARKET REVIEW

Index Definitions

The S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

The Russell 2000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

42

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 97.4%
Aerospace & Defense – 2.0%
49,907	L-3 Communications Holdings, Inc.	$6,834,265
22,980	Northrop Grumman Corp.	5,262,420
23,445	Raytheon Co.	3,202,821
9,667	The Boeing Co.	1,376,871

		16,676,377

Airlines – 4.8%
111,079	Alaska Air Group, Inc.	8,022,125
236,328	Delta Air Lines, Inc.	9,871,421
489,462	JetBlue Airways Corp.*	8,555,796
189,831	Southwest Airlines Co.	7,602,731
112,843	United Continental Holdings, Inc.*	6,345,162

		40,397,235

Auto Components – 2.1%
73,887	Lear Corp.	9,071,846
122,320	Visteon Corp.	8,637,015

		17,708,861

Banks – 1.2%
335,241	Citizens Financial Group, Inc.	8,830,248
29,420	Western Alliance Bancorp*	1,099,131

		9,929,379

Beverages – 0.6%
30,017	PepsiCo., Inc.	3,217,822
38,824	The Coca-Cola Co.	1,646,138

		4,863,960

Biotechnology – 6.7%
229,816	AbbVie, Inc.	12,819,136
71,631	Alexion Pharmaceuticals, Inc.*	9,347,845
110,641	Amgen, Inc.	15,618,084
28,782	Biogen, Inc.*	8,064,141
76,137	Celgene Corp.*	7,779,679
34,553	Vertex Pharmaceuticals, Inc.*	2,621,191

		56,250,076

Building Products – 0.1%
8,781	Owens Corning	428,337

Capital Markets – 1.1%
4,206	Ameriprise Financial, Inc.	371,768
10,371	MSCI, Inc.	831,650
6,735	Northern Trust Corp.	487,749
110,812	State Street Corp.	7,780,111

		9,471,278

Chemicals – 2.7%
62,815	Air Products & Chemicals, Inc.	8,380,777
186,374	Axalta Coating Systems Ltd.*	4,681,715
16,553	Cabot Corp.	863,074
77,136	Celanese Corp. Series A	5,624,757
11,749	The Sherwin-Williams Co.	2,876,860

		22,427,183

Commercial Services & Supplies – 0.0%
9,438	KAR Auction Services, Inc.	401,870

Common Stocks – (continued)
Communications Equipment* – 0.8%
23,109	ARRIS International PLC	$641,968
41,468	F5 Networks, Inc.	5,731,292

		6,373,260

Consumer Finance – 0.6%
258,461	Ally Financial, Inc.	4,670,390

Containers & Packaging – 1.2%
144,782	Crown Holdings, Inc.*	7,854,423
156,485	Graphic Packaging Holding Co.	1,956,063

		9,810,486

Diversified Telecommunication Services* – 0.1%
20,527	Level 3 Communications, Inc.	1,152,591

Electric Utilities – 0.3%
86,248	Great Plains Energy, Inc.	2,452,893

Electrical Equipment – 0.9%
171,066	AMETEK, Inc.	7,544,011

Energy Equipment & Services – 0.1%
13,104	Baker Hughes, Inc.	725,961
22,151	Oceaneering International, Inc.	527,194

		1,253,155

Equity Real Estate Investment Trusts (REITs) – 3.9%
106,369	American Tower Corp.	12,465,383
51,450	Crown Castle International Corp.	4,681,435
69,853	CubeSmart	1,821,068
23,813	Equinix, Inc.	8,507,909
35,937	Forest City Realty Trust, Inc. Class A	775,880
91,962	Iron Mountain, Inc.	3,101,878
17,157	Lamar Advertising Co. Class A	1,088,612

		32,442,165

Food & Staples Retailing – 1.1%
56,112	CVS Health Corp.	4,719,019
32,501	Wal-Mart Stores, Inc.	2,275,720
30,123	Walgreens Boots Alliance, Inc.	2,492,076

		9,486,815

Food Products – 2.3%
30,476	ConAgra Foods, Inc.	1,468,334
49,689	Ingredion, Inc.	6,517,706
73,933	Kellogg Co.	5,554,586
66,291	Pilgrim’s Pride Corp.	1,447,795
59,615	Tyson Foods, Inc. Class A	4,223,723

		19,212,144

Health Care Equipment & Supplies – 4.1%
170,486	Baxter International, Inc.	8,113,429
236,253	Boston Scientific Corp.*	5,197,566
120,498	Danaher Corp.	9,465,118
251,471	Hologic, Inc.*	9,055,471
40,782	West Pharmaceutical Services, Inc.	3,100,655

		34,932,239

Health Care Providers & Services – 4.5%
10,823	Aetna, Inc.	1,161,849

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
159,286	Express Scripts Holding Co.*	$10,735,877
2,164	Henry Schein, Inc.*	322,869
30,572	McKesson Corp.	3,887,841
119,161	UnitedHealth Group, Inc.	16,841,024
46,059	WellCare Health Plans, Inc.*	5,228,157

		38,177,617

Hotels, Restaurants & Leisure – 3.4%
109,021	Aramark	4,058,852
286,171	International Game Technology PLC	8,218,831
14,085	McDonald’s Corp.	1,585,548
56,806	Vail Resorts, Inc.	9,057,149
63,022	Yum! Brands, Inc.	5,437,538

		28,357,918

Household Durables – 0.9%
216,019	D.R. Horton, Inc.	6,227,827
3,036	Mohawk Industries, Inc.*	559,535
3,145	Whirlpool Corp.	471,184

		7,258,546

Household Products – 2.4%
130,223	Colgate-Palmolive Co.	9,292,713
95,506	Kimberly-Clark Corp.	10,926,842

		20,219,555

Industrial Conglomerates – 0.4%
31,157	Carlisle Cos., Inc.	3,266,811

Insurance – 0.3%
11,274	Reinsurance Group of America, Inc.	1,216,014
25,100	The Progressive Corp.	790,901
17,422	XL Group Ltd.	604,543

		2,611,458

Internet & Direct Marketing Retail – 4.3%
32,364	Amazon.com, Inc.*(a)	25,561,734
5,751	Expedia, Inc.	743,202
28,180	Netflix, Inc.*	3,518,837
4,162	The Priceline Group, Inc.*	6,135,745
7,164	TripAdvisor, Inc.*	461,935

		36,421,453

Internet Software & Services* – 9.1%
25,060	Alphabet, Inc. Class A	20,296,094
25,350	Alphabet, Inc. Class C	19,888,089
8,515	CoStar Group, Inc.	1,593,327
287,282	eBay, Inc.	8,190,410
190,060	Facebook, Inc. Class A	24,895,959
7,038	LinkedIn Corp. Class A	1,334,405
35,727	Twitter, Inc.(b)	641,299

		76,839,583

IT Services – 3.1%
26,952	Accenture PLC Class A	3,132,901
32,712	MasterCard, Inc. Class A	3,500,838
91,482	PayPal Holdings, Inc.*	3,811,140
169,793	Teradata Corp.*	4,577,619

Common Stocks – (continued)
IT Services – (continued)
6,467	Total System Services, Inc.	322,574
101,030	Vantiv, Inc. Class A*	5,896,111
54,110	Visa, Inc. Class A	4,464,616

		25,705,799

Leisure Products – 0.1%
20,437	Brunswick Corp.	889,010

Life Sciences Tools & Services – 2.1%
130,315	Agilent Technologies, Inc.	5,677,825
48,598	Bruker Corp.	995,773
23,335	Mettler-Toledo International, Inc.*	9,429,207
9,715	Thermo Fisher Scientific, Inc.	1,428,396

		17,531,201

Machinery – 0.9%
11,434	Ingersoll-Rand PLC	769,394
121,929	PACCAR, Inc.	6,696,341

		7,465,735

Media – 2.6%
54,600	Comcast Corp. Class A	3,375,372
272,877	Liberty Global PLC Series C*	8,677,489
87,652	The Interpublic Group of Cos., Inc.	1,962,528
41,410	The Walt Disney Co.	3,838,293
166,371	Twenty-First Century Fox, Inc. Class A	4,370,566

		22,224,248

Metals & Mining – 1.5%
57,019	Reliance Steel & Aluminum Co.	3,921,767
309,400	Steel Dynamics, Inc.	8,496,124

		12,417,891

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
110,492	Annaly Capital Management, Inc.	1,144,697

Multi-Utilities – 1.7%
252,040	CenterPoint Energy, Inc.	5,746,512
352,909	NiSource, Inc.	8,208,663

		13,955,175

Oil, Gas & Consumable Fuels – 0.3%
56,672	Newfield Exploration Co.*	2,300,317
16,273	World Fuel Services Corp.	654,988

		2,955,305

Personal Products*(b) – 0.1%
8,666	Herbalife Ltd.	525,853

Pharmaceuticals – 0.6%
43,409	Bristol-Myers Squibb Co.	2,209,952
7,958	Johnson & Johnson	923,048
46,947	Mylan NV*	1,713,566

		4,846,566

Professional Services – 0.2%
19,463	ManpowerGroup, Inc.	1,494,758

Real Estate Management & Development* – 0.0%
12,070	CBRE Group, Inc. Class A	310,923

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 4.1%
354,166	Applied Materials, Inc.	$10,299,147
122,399	KLA-Tencor Corp.	9,193,389
29,585	Lam Research Corp.	2,865,603
234,482	Maxim Integrated Products, Inc.	9,292,522
37,327	Texas Instruments, Inc.	2,644,618

		34,295,279

Software – 6.8%
80,885	Activision Blizzard, Inc.	3,491,805
33,670	Adobe Systems, Inc.*	3,619,862
14,519	Cadence Design Systems, Inc.*	371,396
111,874	Citrix Systems, Inc.*	9,486,915
11,737	Manhattan Associates, Inc.*	594,362
480,544	Microsoft Corp.	28,794,197
280,542	Nuance Communications, Inc.*	3,933,199
174,981	Oracle Corp.	6,722,770
7,985	Red Hat, Inc.*	618,438

		57,632,944

Specialty Retail – 2.7%
73,665	Dick’s Sporting Goods, Inc.	4,099,457
29,903	Lowe’s Cos., Inc.	1,993,035
33,285	The Home Depot, Inc.	4,061,103
170,172	The TJX Cos., Inc.	12,550,185

		22,703,780

Technology Hardware, Storage & Peripherals – 5.5%
377,643	Apple, Inc.	42,877,586
259,239	HP, Inc.	3,756,373

		46,633,959

Textiles, Apparel & Luxury Goods – 1.5%
33,849	Michael Kors Holdings, Ltd.*	1,718,852
218,280	NIKE, Inc. Class B	10,953,291

		12,672,143

Tobacco – 0.3%
31,539	Altria Group, Inc.	2,085,359
5,612	Philip Morris International, Inc.	541,221

		2,626,580

Trading Companies & Distributors – 1.0%
21,952	AerCap Holdings NV*	902,446
54,044	Watsco, Inc.	7,419,701

		8,322,147

Wireless Telecommunication Services* – 0.2%
34,950	T-Mobile US, Inc.	1,738,064

TOTAL COMMON STOCKS
(Cost $806,746,852)		$819,129,703

Shares	Distribution Rate	Value
Investment Company(c)(d) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,929,150	0.300%	$7,929,150
(Cost $7,929,150)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $814,676,002)		$827,058,853

Securities Lending Reinvestment Vehicle(c)(d) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,885,575	0.300%	$1,885,575
(Cost $1,885,575)

TOTAL INVESTMENTS – 98.6%
(Cost $816,561,577)		$828,944,428

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		12,155,158

NET ASSETS – 100.0%		$841,099,586

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Represents an Affiliated Fund.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	72	December 2016	$7,632,360	$(7,866)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 98.1%
Aerospace & Defense – 2.2%
32,898	L-3 Communications Holdings, Inc.	$4,505,052
37,086	Raytheon Co.	5,066,319

		9,571,371

Airlines – 4.3%
46,991	Alaska Air Group, Inc.	3,393,690
113,610	Delta Air Lines, Inc.	4,745,490
236,405	JetBlue Airways Corp.*	4,132,359
28,563	Southwest Airlines Co.	1,143,948
93,037	United Continental Holdings, Inc.*	5,231,471

		18,646,958

Auto Components – 1.2%
33,795	Lear Corp.	4,149,350
13,832	Visteon Corp.	976,678

		5,126,028

Automobiles – 0.0%
11,966	Ford Motor Co.	140,481

Banks – 9.1%
176,134	Bank of America Corp.	2,906,211
34,465	Citigroup, Inc.	1,693,955
181,849	Citizens Financial Group, Inc.	4,789,903
75,164	Fifth Third Bancorp	1,635,569
14,955	First Horizon National Corp.	230,456
3,576	First Republic Bank	266,162
219,332	JPMorgan Chase & Co.	15,190,934
101,197	SunTrust Banks, Inc.	4,577,140
10,879	The PNC Financial Services Group, Inc.	1,040,032
130,688	Wells Fargo & Co.	6,012,955
31,649	Western Alliance Bancorp*	1,182,407

		39,525,724

Biotechnology – 1.1%
21,680	Alexion Pharmaceuticals, Inc.*	2,829,240
12,555	Amgen, Inc.	1,772,264

		4,601,504

Building Products – 0.4%
31,792	Owens Corning	1,550,814

Capital Markets – 3.9%
20,825	Ameriprise Financial, Inc.	1,840,722
30,556	E*TRADE Financial Corp.*	860,457
64,668	Morgan Stanley	2,170,905
80,370	State Street Corp.	5,642,777
146,362	The Bank of New York Mellon Corp.	6,333,084
9,512	The Charles Schwab Corp.	301,530

		17,149,475

Chemicals – 2.2%
29,560	Air Products & Chemicals, Inc.	3,943,895
21,675	Axalta Coating Systems Ltd.*	544,476
28,379	Cabot Corp.	1,479,681
40,118	Celanese Corp. Series A	2,925,405
10,661	Eastman Chemical Co.	766,632

		9,660,089

Common Stocks – (continued)
Communications Equipment – 0.5%
69,770	Cisco Systems, Inc.	$2,140,544

Construction & Engineering* – 0.3%
42,071	AECOM	1,171,677

Consumer Finance – 1.6%
248,184	Ally Financial, Inc.	4,484,685
3,355	Capital One Financial Corp.	248,404
78,855	Synchrony Financial	2,254,465

		6,987,554

Containers & Packaging – 0.7%
5,442	Crown Holdings, Inc.*	295,229
63,037	Graphic Packaging Holding Co.	787,962
40,858	International Paper Co.	1,839,836

		2,923,027

Diversified Financial Services – 2.0%
50,520	Berkshire Hathaway, Inc. Class B*	7,290,036
46,364	Voya Financial, Inc.	1,416,420

		8,706,456

Diversified Telecommunication Services – 4.6%
357,695	AT&T, Inc.(a)	13,159,599
71,014	Level 3 Communications, Inc.*	3,987,436
55,591	Verizon Communications, Inc.	2,673,927

		19,820,962

Electric Utilities – 2.6%
18,817	Edison International	1,382,673
166,340	Great Plains Energy, Inc.	4,730,710
57,531	PG&E Corp.	3,573,826
40,879	Xcel Energy, Inc.	1,698,522

		11,385,731

Electrical Equipment – 1.4%
98,743	AMETEK, Inc.	4,354,566
29,722	Eaton Corp. PLC	1,895,372

		6,249,938

Energy Equipment & Services – 3.4%
101,913	Baker Hughes, Inc.	5,645,980
120,627	FMC Technologies, Inc.*	3,892,633
102,397	Oceaneering International, Inc.	2,437,049
37,220	Schlumberger Ltd.	2,911,721

		14,887,383

Equity Real Estate Investment Trusts (REITs) – 3.3%
140,967	American Homes 4 Rent Class A	2,975,813
23,331	American Tower Corp.	2,734,160
40,220	Crown Castle International Corp.	3,659,618
43,528	CubeSmart	1,134,775
1,373	Equinix, Inc.	490,545
164,293	Forest City Realty Trust, Inc. Class A	3,547,086

		14,541,997

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 2.9%
123,895	Wal-Mart Stores, Inc.	$8,675,128
49,536	Walgreens Boots Alliance, Inc.	4,098,113

		12,773,241

Food Products – 0.7%
35,700	Archer-Daniels-Midland Co.	1,555,449
14,621	Bunge Ltd.	906,648
3,570	Ingredion, Inc.	468,277

		2,930,374

Gas Utilities – 0.5%
48,251	UGI Corp.	2,233,539

Health Care Equipment & Supplies – 4.4%
70,553	Baxter International, Inc.	3,357,617
73,615	Danaher Corp.	5,782,458
66,652	Hologic, Inc.*	2,400,139
91,897	Medtronic PLC	7,537,392

		19,077,606

Health Care Providers & Services – 2.1%
4,773	Anthem, Inc.	581,638
40,963	Express Scripts Holding Co.*	2,760,906
6,529	McKesson Corp.	830,293
19,821	Quest Diagnostics, Inc.	1,614,222
9,946	UnitedHealth Group, Inc.	1,405,668
17,416	WellCare Health Plans, Inc.*	1,976,890

		9,169,617

Hotels, Restaurants & Leisure – 1.1%
8,864	Aramark	330,007
142,079	International Game Technology PLC	4,080,509
2,331	Vail Resorts, Inc.	371,654

		4,782,170

Household Durables – 0.5%
70,526	D.R. Horton, Inc.	2,033,265

Household Products – 2.3%
33,822	Colgate-Palmolive Co.	2,413,538
21,154	Kimberly-Clark Corp.	2,420,229
59,746	The Procter & Gamble Co.	5,185,953

		10,019,720

Independent Power and Renewable Electricity Producers – 1.0%
350,740	AES Corp.	4,128,210

Industrial Conglomerates – 1.5%
17,239	Carlisle Cos., Inc.	1,807,509
168,452	General Electric Co.	4,901,953

		6,709,462

Insurance – 4.1%
81,618	Allied World Assurance Co. Holdings AG	3,507,942
66,361	Lincoln National Corp.	3,257,661
41,360	Reinsurance Group of America, Inc.	4,461,089
66,384	The Progressive Corp.	2,091,760

Common Stocks – (continued)
Insurance – (continued)
128,501	XL Group Ltd.	$4,458,985

		17,777,437

Internet Software & Services* – 0.5%
27,141	eBay, Inc.	773,790
31,012	Yahoo!, Inc.	1,288,549

		2,062,339

Life Sciences Tools & Services – 1.2%
12,363	Agilent Technologies, Inc.	538,656
3,659	Mettler-Toledo International, Inc.*	1,478,528
20,395	Thermo Fisher Scientific, Inc.	2,998,677

		5,015,861

Machinery – 1.1%
90,397	PACCAR, Inc.	4,964,603

Media – 1.6%
136,736	Liberty Global PLC Series C*	4,348,205
98,786	Twenty-First Century Fox, Inc. Class A	2,595,108

		6,943,313

Metals & Mining – 3.1%
19,279	Newmont Mining Corp.	714,094
72,664	Nucor Corp.	3,549,636
61,500	Reliance Steel & Aluminum Co.	4,229,970
174,015	Steel Dynamics, Inc.	4,778,452

		13,272,152

Mortgage Real Estate Investment Trusts (REITs) – 1.1%
446,487	Annaly Capital Management, Inc.	4,625,605

Multi-Utilities – 2.6%
205,751	CenterPoint Energy, Inc.	4,691,123
42,431	MDU Resources Group, Inc.	1,112,116
208,904	NiSource, Inc.	4,859,107
5,236	Sempra Energy	560,776

		11,223,122

Oil, Gas & Consumable Fuels – 7.7%
15,733	Cabot Oil & Gas Corp.	328,505
37,129	Chevron Corp.	3,889,263
9,141	Cimarex Energy Co.	1,180,377
5,573	Concho Resources, Inc.*	707,436
3,915	ConocoPhillips	170,107
12,521	Devon Energy Corp.	474,421
11,144	Diamondback Energy, Inc.*	1,017,336
24,431	Energen Corp.*	1,224,726
127,856	Exxon Mobil Corp.	10,652,962
9,649	Kinder Morgan, Inc.	197,129
32,142	Marathon Petroleum Corp.	1,401,070
66,204	Newfield Exploration Co.*	2,687,220
77,179	Noble Energy, Inc.	2,660,360
7,398	Phillips 66	600,348
22,222	Pioneer Natural Resources Co.	3,978,182
16,120	Range Resources Corp.	544,695
46,108	World Fuel Services Corp.	1,855,847

		33,569,984

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 4.8%
82,451	Johnson & Johnson	$9,563,492
6,332	Mallinckrodt PLC*	375,234
120,839	Merck & Co., Inc.	7,095,666
18,762	Mylan NV*	684,813
102,515	Pfizer, Inc.	3,250,751

		20,969,956

Professional Services – 0.6%
36,467	ManpowerGroup, Inc.	2,800,666

Semiconductors & Semiconductor Equipment – 3.8%
170,172	Applied Materials, Inc.	4,948,602
65,393	Intel Corp.	2,280,254
33,920	KLA-Tencor Corp.	2,547,731
1,921	Lam Research Corp.	186,068
105,020	Maxim Integrated Products, Inc.	4,161,943
95,402	Teradyne, Inc.	2,221,912

		16,346,510

Software – 2.4%
9,999	Citrix Systems, Inc.*	847,915
99,758	Nuance Communications, Inc.*	1,398,607
214,850	Oracle Corp.	8,254,537

		10,501,059

Technology Hardware, Storage & Peripherals – 1.0%
293,149	HP, Inc.	4,247,729

Tobacco – 0.4%
16,057	Philip Morris International, Inc.	1,548,537

Trading Companies & Distributors* – 0.1%
11,550	AerCap Holdings NV	474,820

Wireless Telecommunication Services* – 0.2%
13,727	T-Mobile US, Inc.	682,644

TOTAL COMMON STOCKS
(Cost $428,814,202)		$425,671,254

Shares	Distribution Rate	Value
Investment Companies(b)(c) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,571,370	0.300%	$3,571,370
(Cost $3,571,370)

TOTAL INVESTMENTS – 98.9%
(Cost $432,385,572)		$429,242,624

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		4,815,447

NET ASSETS – 100.0%		$434,058,071

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an Affiliated Fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	69	December 2016	$7,314,345	$(137,778)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 97.4%
Aerospace & Defense – 1.7%
18,028	Curtiss-Wright Corp.	$1,615,669
38,507	DigitalGlobe, Inc.*	966,526
19,370	Esterline Technologies Corp.*	1,422,726

		4,004,921

Airlines – 1.7%
5,707	Allegiant Travel Co.	786,995
35,025	Hawaiian Holdings, Inc.*	1,577,001
56,098	SkyWest, Inc.	1,691,355

		4,055,351

Auto Components – 2.7%
24,497	Cooper Tire & Rubber Co.	900,265
15,375	Cooper-Standard Holding, Inc.*	1,403,276
102,215	Dana, Inc.	1,582,288
12,711	Drew Industries, Inc.	1,138,270
40,267	Modine Manufacturing Co.*	440,924
43,501	Superior Industries International, Inc.	1,065,774

		6,530,797

Banks – 6.5%
5,389	1st Source Corp.	186,244
50,939	Berkshire Hills Bancorp, Inc.	1,505,247
43,030	Central Pacific Financial Corp.	1,102,859
46,259	CVB Financial Corp.	776,226
19,971	F.N.B. Corp.	261,021
37,924	FCB Financial Holdings, Inc. Class A*	1,414,565
4,540	First Busey Corp.	104,919
1,694	First Citizens BancShares, Inc. Class A	492,954
37,879	First Midwest Bancorp, Inc.	731,444
17,021	Glacier Bancorp, Inc.	481,013
18,224	Hanmi Financial Corp.	455,600
4,057	Hilltop Holdings, Inc.*	100,208
20,261	International Bancshares Corp.	625,052
69,283	OFG Bancorp	737,864
30,186	Prosperity Bancshares, Inc.	1,674,417
11,148	Renasant Corp.	376,134
65,024	Sterling Bancorp	1,170,432
4,671	UMB Financial Corp.	289,836
111,410	Umpqua Holdings Corp.	1,702,345
64,284	United Community Banks, Inc.	1,386,606

		15,574,986

Beverages*(a) – 0.2%
2,903	The Boston Beer Co., Inc. Class A	450,691

Biotechnology – 5.7%
9,174	Acceleron Pharma, Inc.*	257,147
37,702	Achillion Pharmaceuticals, Inc.*	236,769
39,147	Acorda Therapeutics, Inc.*	692,902
22,816	Array BioPharma, Inc.*	130,051
8,556	Blueprint Medicines Corp.*	256,509
16,909	Emergent BioSolutions, Inc.*	451,808
117,281	Exelixis, Inc.*	1,242,006
30,589	FibroGen, Inc.*	506,248
5,419	Five Prime Therapeutics, Inc.*	262,984
47,211	Genomic Health, Inc.*	1,407,360

Common Stocks – (continued)
Biotechnology – (continued)
41,959	Insys Therapeutics, Inc.*(a)	453,577
106,152	Ironwood Pharmaceuticals, Inc.*	1,355,561
13,938	Lexicon Pharmaceuticals, Inc.*(a)	206,701
29,960	MiMedx Group, Inc.*(a)	266,944
8,514	Momenta Pharmaceuticals, Inc.*	94,931
64,861	Myriad Genetics, Inc.*(a)	1,278,410
14,982	Ophthotech Corp.*	536,655
187,239	PDL BioPharma, Inc.	602,910
5,807	Prothena Corp. PLC*(a)	277,691
12,022	Puma Biotechnology, Inc.*	460,443
28,047	Repligen Corp.*	801,303
15,646	Retrophin, Inc.*	294,927
5,539	Sarepta Therapeutics, Inc.*	217,350
1,538	TESARO, Inc.*	185,913
24,310	Vanda Pharmaceuticals, Inc.*	361,003
36,866	Xencor, Inc.*	784,877

		13,622,980

Building Products – 1.2%
35,681	Continental Building Products, Inc.*	729,677
5,166	Insteel Industries, Inc.	138,965
50,136	NCI Building Systems, Inc.*	721,958
1,522	Trex Co., Inc.*	81,899
12,838	Universal Forest Products, Inc.	1,103,940

		2,776,439

Capital Markets – 1.5%
29,959	Evercore Partners, Inc. Class A	1,610,296
8,554	GAMCO Investors, Inc. Class A	243,019
29,334	Piper Jaffray Cos.*	1,658,838

		3,512,153

Chemicals – 3.4%
2,231	Chase Corp.	152,489
47,941	GCP Applied Technologies, Inc.*	1,239,275
29,222	H.B. Fuller Co.	1,229,369
12,127	Innophos Holdings, Inc.	555,902
5,522	Koppers Holdings, Inc.*	180,845
22,979	Minerals Technologies, Inc.	1,544,189
23,083	PolyOne Corp.	674,716
7,819	Stepan Co.	555,384
32,628	The Chemours Co.	536,078
27,460	Trinseo SA	1,440,277

		8,108,524

Commercial Services & Supplies – 3.6%
15,801	ACCO Brands Corp.*	175,391
42,978	Brady Corp. Class A	1,422,572
9,034	Essendant, Inc.	138,672
21,561	Herman Miller, Inc.	599,396
14,033	HNI Corp.	570,582
6,388	Interface, Inc.	101,250
54,676	Kimball International, Inc. Class B	683,450
46,730	Knoll, Inc.	1,011,237
43,678	McGrath RentCorp	1,314,708
40,313	Quad Graphics, Inc.	957,837
10,018	Steelcase, Inc. Class A	133,740

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Commercial Services & Supplies – (continued)
35,155	The Brink’s Co.	$1,390,380
8,417	West Corp.	165,983

		8,665,198

Communications Equipment – 2.2%
539	Calix, Inc.*	3,369
39,937	Finisar Corp.*	1,093,475
21,214	InterDigital, Inc.	1,498,769
17,942	Ixia*	214,407
21,475	NETGEAR, Inc.*	1,084,487
26,886	ShoreTel, Inc.*	178,792
169,921	Viavi Solutions, Inc.*	1,209,838

		5,283,137

Construction & Engineering – 1.2%
53,434	Aegion Corp.*	989,063
11,662	Comfort Systems USA, Inc.	336,449
23,472	EMCOR Group, Inc.	1,419,117
3,798	Tutor Perini Corp.*	72,352

		2,816,981

Consumer Finance – 0.3%
33,227	EZCORP, Inc. Class A*	323,963
9,067	Nelnet, Inc. Class A	355,245

		679,208

Containers & Packaging – 0.2%
11,964	Greif, Inc. Class A	560,633

Diversified Consumer Services – 2.1%
23,209	Bridgepoint Education, Inc.*	156,893
4,127	Bright Horizons Family Solutions, Inc.*	276,137
8,027	Capella Education Co.	586,774
91,224	Houghton Mifflin Harcourt Co.*	1,153,983
56,127	K12, Inc.*	608,417
82,320	Regis Corp.*	1,043,818
31,920	Sotheby’s(a)	1,145,290

		4,971,312

Diversified Telecommunication Services – 0.5%
20,276	Cogent Communications Holdings, Inc.	748,184
25,687	General Communication, Inc. Class A*	406,882

		1,155,066

Electric Utilities – 1.3%
17,440	ALLETE, Inc.	1,068,897
44,759	Portland General Electric Co.	1,953,283

		3,022,180

Electrical Equipment – 1.5%
19,159	AZZ, Inc.(b)	1,020,217
57,625	Babcock & Wilcox Enterprises, Inc.*	907,018
5,415	EnerSys	352,679
5,082	Generac Holdings, Inc.*	193,573
49,506	General Cable Corp.	693,084
34,160	LSI Industries, Inc.	293,776

		3,460,347

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 3.1%
48,195	AVX Corp.	675,694
12,898	Belden, Inc.	835,919
53,821	Benchmark Electronics, Inc.*	1,353,598
23,511	II-VI, Inc.*	653,606
20,676	Insight Enterprises, Inc.*	595,262
32,001	Kimball Electronics, Inc.*	444,814
8,876	Methode Electronics, Inc.	276,931
21,680	Rogers Corp.*	1,180,042
89,944	TTM Technologies, Inc.*	1,182,764
19,771	Vishay Intertechnology, Inc.	278,771

		7,477,401

Energy Equipment & Services – 0.8%
11,243	Archrock, Inc.	130,419
109,156	McDermott International, Inc.*	561,062
8,592	Oil States International, Inc.*	251,316
85,965	Pioneer Energy Services Corp.*	305,176
31,774	Unit Corp.*	544,288

		1,792,261

Equity Real Estate Investment Trusts (REITs) – 5.0%
8,221	CareTrust REIT, Inc.	115,752
20,879	Colony Starwood Homes	605,700
13,089	CoreSite Realty Corp.	965,183
7,463	DuPont Fabros Technology, Inc.	304,565
60,970	First Industrial Realty Trust, Inc.	1,610,218
52,568	Hudson Pacific Properties, Inc.	1,767,336
49,449	Mack-Cali Realty Corp.	1,269,850
7,802	Monmouth Real Estate Investment Corp.	106,653
110,404	New Senior Investment Group, Inc.	1,150,410
47,924	Pennsylvania Real Estate Investment Trust	934,997
11,595	PS Business Parks, Inc.	1,273,015
32,540	QTS Realty Trust, Inc. Class A	1,495,538
30,858	Summit Hotel Properties, Inc.	400,846

		12,000,063

Food Products – 1.1%
22,211	Calavo Growers, Inc.	1,313,780
16,550	Darling Ingredients, Inc.*	225,080
10,768	Fresh Del Monte Produce, Inc.	649,849
4,251	John B. Sanfilippo & Son, Inc.	215,441
1,614	Lancaster Colony Corp.	210,869

		2,615,019

Gas Utilities – 1.4%
4,544	Northwest Natural Gas Co.	267,187
18,005	ONE Gas, Inc.	1,103,346
26,569	Southwest Gas Corp.	1,925,190

		3,295,723

Health Care Equipment & Supplies – 2.5%
31,617	AngioDynamics, Inc.*	503,975
1,763	Atrion Corp.	774,222
9,533	Cantel Medical Corp.	679,036
28,739	Cynosure, Inc. Class A*	1,225,718

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
27,199	Masimo Corp.*	$1,495,945
18,121	Natus Medical, Inc.*	713,061
15,563	Orthofix International NV*	570,384

		5,962,341

Health Care Providers & Services – 1.5%
4,041	Diplomat Pharmacy, Inc.*	93,630
16,013	Magellan Health, Inc.*	823,869
12,664	Molina Healthcare, Inc.*	689,048
38,775	Owens & Minor, Inc.	1,258,249
34,136	Triple-S Management Corp. Class B*	705,932

		3,570,728

Health Care Technology* – 0.9%
41,741	HMS Holdings Corp.	879,483
26,689	Medidata Solutions, Inc.	1,280,805

		2,160,288

Hotels, Restaurants & Leisure – 3.2%
10,599	BJ’s Restaurants, Inc.*	382,624
25,770	Bloomin’ Brands, Inc.	445,821
31,476	Bob Evans Farms, Inc.	1,297,441
75,669	Boyd Gaming Corp.*	1,351,448
15,262	Caesars Acquisition Co. Class A*	177,802
21,055	ClubCorp Holdings, Inc.	243,185
35,219	International Speedway Corp. Class A	1,158,705
13,327	La Quinta Holdings, Inc.*	133,403
1,704	Papa John’s International, Inc.	128,567
109,648	Penn National Gaming, Inc.*	1,417,749
23,006	Pinnacle Entertainment, Inc.*	272,621
7,374	Ruth’s Hospitality Group, Inc.	116,878
8,116	The Cheesecake Factory, Inc.	431,690

		7,557,934

Household Durables – 0.7%
10,487	Ethan Allen Interiors, Inc.	321,951
6,509	Helen of Troy Ltd.*	530,484
23,452	KB Home(a)	340,992
23,673	La-Z-Boy, Inc.	553,948

		1,747,375

Household Products* – 0.2%
20,043	Central Garden & Pet Co. Class A	467,804

Independent Power and Renewable Electricity Producers – 0.9%
21,224	NRG Yield, Inc. Class C	326,850
33,002	Ormat Technologies, Inc.	1,591,686
14,579	Pattern Energy Group, Inc.	325,841

		2,244,377

Insurance – 2.3%
80,928	American Equity Investment Life Holding Co.	1,451,039
24,760	Argo Group International Holdings Ltd.	1,376,656
50,411	CNO Financial Group, Inc.	760,198
5,438	FBL Financial Group, Inc. Class A	344,225
86,235	Genworth Financial, Inc. Class A*	357,013

Common Stocks – (continued)
Insurance – (continued)
89,833	Maiden Holdings Ltd.	1,226,221

		5,515,352

Internet & Direct Marketing Retail* – 1.5%
34,870	FTD Cos., Inc.	701,584
71,735	Liberty TripAdvisor Holdings, Inc. Class A	1,592,517
25,865	Shutterfly, Inc.	1,267,385

		3,561,486

Internet Software & Services – 1.5%
84,185	Bankrate, Inc.*	656,643
13,380	Cornerstone OnDemand, Inc.*	552,594
202,446	EarthLink Holdings Corp.	1,157,991
5,817	Five9, Inc.*	83,299
3,971	LogMeIn, Inc.	377,245
33,034	Marchex, Inc. Class B*	83,246
31,343	NIC, Inc.	719,322

		3,630,340

IT Services – 1.4%
5,288	Convergys Corp.	154,410
36,068	CSG Systems International, Inc.	1,371,666
31,812	ManTech International Corp. Class A	1,235,260
39,476	Travelport Worldwide Ltd.	557,401

		3,318,737

Leisure Products – 0.6%
128,688	Callaway Golf Co.	1,313,904

Life Sciences Tools & Services* – 0.3%
2,165	Cambrex Corp.	87,250
11,912	PAREXEL International Corp.	693,993

		781,243

Machinery – 2.5%
10,063	Altra Industrial Motion Corp.	296,858
16,882	Astec Industries, Inc.	934,587
8,570	Briggs & Stratton Corp.	159,573
11,847	Chart Industries, Inc.*	328,636
11,352	CLARCOR, Inc.	706,208
3,313	Hyster-Yale Materials Handling, Inc.	192,850
8,671	Kadant, Inc.	447,857
17,149	Miller Industries, Inc.	376,421
7,519	Standex International Corp.	574,452
1,400	Tennant Co.	88,130
5,089	TriMas Corp.*	91,348
55,642	Wabash National Corp.*	625,972
18,508	Woodward, Inc.	1,091,602

		5,914,494

Marine(a) – 0.0%
11,420	Costamare, Inc.	74,230

Media – 0.3%
38,164	Gannett Co., Inc.	296,534
31,995	New Media Investment Group, Inc.	460,728

		757,262

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – 2.3%
33,138	AK Steel Holding Corp.*(a)	$172,318
12,282	Carpenter Technology Corp.	388,234
20,927	Cliffs Natural Resources, Inc.*(a)	115,517
16,391	Coeur Mining, Inc.*	183,251
96,036	Commercial Metals Co.(b)	1,508,726
13,994	Materion Corp.	424,018
49,369	Schnitzer Steel Industries, Inc. Class A	1,192,261
7,884	SunCoke Energy, Inc.	80,496
29,837	Worthington Industries, Inc.	1,402,339

		5,467,160

Mortgage Real Estate Investment Trusts (REITs) – 2.2%
179,116	Anworth Mortgage Asset Corp.	879,460
18,640	CYS Investments, Inc.	160,677
105,496	Invesco Mortgage Capital, Inc.	1,575,055
87,394	MTGE Investment Corp.	1,490,068
65,482	PennyMac Mortgage Investment Trust	996,636
25,371	Western Asset Mortgage Capital Corp.	257,008

		5,358,904

Oil, Gas & Consumable Fuels – 2.0%
43,227	Callon Petroleum Co.*	561,519
11,210	Carrizo Oil & Gas, Inc.*	379,234
4,255	Delek US Holdings, Inc.	71,909
230,199	Denbury Resources, Inc.*(a)	550,176
65,480	EP Energy Corp. Class A*(a)	233,109
3,287	Green Plains, Inc.	85,462
54,878	Matador Resources Co.*	1,196,889
58,985	Oasis Petroleum, Inc.*	618,753
19,064	PDC Energy, Inc.*	1,169,195

		4,866,246

Paper & Forest Products – 0.6%
15,937	KapStone Paper and Packaging Corp.	289,097
39,767	Louisiana-Pacific Corp.*	729,724
10,806	Schweitzer-Mauduit International, Inc.	398,850

		1,417,671

Pharmaceuticals* – 1.5%
16,020	Catalent, Inc.	365,416
73,838	Horizon Pharma PLC	1,234,571
25,282	Impax Laboratories, Inc.	508,168
26,170	Prestige Brands Holdings, Inc.	1,184,978
17,737	SciClone Pharmaceuticals, Inc.	158,746

		3,451,879

Professional Services – 2.3%
4,414	Barrett Business Services, Inc.	197,880
33,179	FTI Consulting, Inc.*	1,292,654
25,713	Huron Consulting Group, Inc.*	1,441,214
19,490	Insperity, Inc.	1,465,648
16,528	On Assignment, Inc.*	568,728
14,420	RPX Corp.*	140,739
8,003	The Advisory Board Co.*	318,519

		5,425,382

Common Stocks – (continued)
Real Estate Management & Development – 0.4%
48,978	Kennedy-Wilson Holdings, Inc.	1,008,947

Road & Rail – 0.1%
9,019	ArcBest Corp.	179,478

Semiconductors & Semiconductor Equipment – 3.6%
20,937	Advanced Energy Industries, Inc.*	998,695
3,696	Cabot Microelectronics Corp.	204,241
5,536	Cavium, Inc.*	312,507
6,902	Cirrus Logic, Inc.*	372,570
39,559	Entegris, Inc.*	628,988
71,336	MaxLinear, Inc. Class A*	1,334,697
129,981	Photronics, Inc.*	1,260,816
9,222	Power Integrations, Inc.	594,358
36,211	Semtech Corp.*	876,306
20,197	Silicon Laboratories, Inc.*	1,210,810
6,940	Synaptics, Inc.*	361,713
14,495	Tessera Technologies, Inc.	537,764

		8,693,465

Software – 3.0%
7,606	Bottomline Technologies de, Inc.*	172,580
17,076	CommVault Systems, Inc.*	913,566
13,829	Fair Isaac Corp.	1,668,884
46,253	Mentor Graphics Corp.	1,336,712
4,704	MicroStrategy, Inc. Class A*	916,386
54,663	Progress Software Corp.*	1,470,981
13,167	RingCentral, Inc. Class A*	272,557
20,708	TiVo Corp.*	411,054

		7,162,720

Specialty Retail – 4.0%
64,731	Aaron’s, Inc.	1,599,503
8,323	Abercrombie & Fitch Co. Class A	121,599
80,947	American Eagle Outfitters, Inc.(a)	1,379,337
3,214	Asbury Automotive Group, Inc.*	163,753
2,919	Caleres, Inc.	73,004
124,135	Chico’s FAS, Inc.	1,448,655
13,618	Francesca’s Holdings Corp.*	218,841
18,248	Group 1 Automotive, Inc.	1,099,807
2,456	Lithia Motors, Inc. Class A	210,676
51,842	Rent-A-Center, Inc.(b)	523,086
4,839	Select Comfort Corp.*	92,860
34,688	The Cato Corp. Class A	1,029,193
3,746	The Children’s Place, Inc.	284,509
67,426	The Finish Line, Inc. Class A	1,327,618

		9,572,441

Technology Hardware, Storage & Peripherals* – 0.7%
40,818	Cray, Inc.	849,015
31,622	Super Micro Computer, Inc.	749,441

		1,598,456

Textiles, Apparel & Luxury Goods – 0.4%
8,987	Columbia Sportswear Co.	509,024
23,060	Crocs, Inc.*	177,331
8,204	Fossil Group, Inc.*	223,723

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares		Description	Value

	Common Stocks – (continued)
	Textiles, Apparel & Luxury Goods – (continued)
	4,840	G-III Apparel Group Ltd.*	$126,421

			1,036,499

	Thrifts & Mortgage Finance – 3.7%
	61,749	Beneficial Bancorp, Inc.	895,361
	11,263	Capitol Federal Financial, Inc.	165,228
	81,585	Dime Community Bancshares, Inc.	1,321,677
	28,939	HomeStreet, Inc.*	797,269
	65,853	Oritani Financial Corp.	1,030,600
	124,290	Radian Group, Inc.	1,689,101
	60,577	Washington Federal, Inc.	1,650,723
	35,981	WSFS Financial Corp.	1,261,134

			8,811,093

	Trading Companies & Distributors – 1.2%
	49,894	Aircastle Ltd.	1,025,322
	40,598	H&E Equipment Services, Inc.	566,342
	92,307	MRC Global, Inc.*	1,360,605

			2,952,269

	Wireless Telecommunication Services – 0.2%
	22,931	Spok Holdings, Inc.	413,904

	TOTAL COMMON STOCKS
	(Cost $232,418,444)		$232,425,780

Shares		Distribution Rate	Value
Investment Company(c)(d) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,983,493		0.300%	$2,983,493
(Cost $2,983,493)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $235,401,937)			$235,409,273

Securities Lending Reinvestment Vehicle(c)(d) – 2.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,850,847		0.300%	$5,850,847
(Cost $5,850,847)

TOTAL INVESTMENTS – 101.1%
(Cost $241,252,784)			$241,260,120

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(2,648,009)

NET ASSETS – 100.0%			$238,612,111

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an Affiliated Fund.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell Mini 2000 Index	38	December 2016	$4,519,340	$(222,506)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 96.6%
Aerospace & Defense – 1.1%
21,329	Curtiss-Wright Corp.	$1,911,505
15,696	DigitalGlobe, Inc.*	393,969
1,748	Esterline Technologies Corp.*	128,391

		2,433,865

Airlines – 1.6%
7,282	Allegiant Travel Co.	1,004,188
38,514	Hawaiian Holdings, Inc.*	1,734,093
29,759	SkyWest, Inc.	897,234

		3,635,515

Auto Components – 2.4%
18,791	American Axle & Manufacturing Holdings, Inc.*	336,735
16,046	Cooper-Standard Holding, Inc.*	1,464,518
68,682	Dana, Inc.	1,063,197
16,210	Drew Industries, Inc.	1,451,606
7,205	Gentherm, Inc.*	202,821
7,127	Superior Industries International, Inc.	174,612
12,633	Tenneco, Inc.*	695,699

		5,389,188

Banks – 0.3%
7,686	FCB Financial Holdings, Inc. Class A*	286,688
21,419	OFG Bancorp	228,112
1,395	Prosperity Bancshares, Inc.	77,381

		592,181

Beverages*(a) – 0.4%
4,964	The Boston Beer Co., Inc. Class A	770,661

Biotechnology – 9.3%
17,359	Acceleron Pharma, Inc.*	486,573
59,833	Achillion Pharmaceuticals, Inc.*	375,751
37,360	Acorda Therapeutics, Inc.*	661,272
4,877	AMAG Pharmaceuticals, Inc.*	125,339
34,654	ARIAD Pharmaceuticals, Inc.*	302,183
36,612	Array BioPharma, Inc.*	208,688
18,585	Blueprint Medicines Corp.*(a)	557,178
29,876	Dyax Corp.	45,262
7,975	Editas Medicine, Inc.*	112,766
29,228	Emergent BioSolutions, Inc.*	780,972
25,722	Exact Sciences Corp.*(a)	400,749
123,280	Exelixis, Inc.*	1,305,535
52,604	FibroGen, Inc.*	870,596
7,394	Five Prime Therapeutics, Inc.*	358,831
43,069	Genomic Health, Inc.*	1,283,887
16,957	Halozyme Therapeutics, Inc.*(a)(b)	146,339
50,301	Insys Therapeutics, Inc.*(a)	543,754
117,644	Ironwood Pharmaceuticals, Inc.*	1,502,314
25,247	Lexicon Pharmaceuticals, Inc.*(a)	374,413
2,982	Ligand Pharmaceuticals, Inc.*(a)	285,467
17,424	MacroGenics, Inc.*	412,775
55,478	MiMedx Group, Inc.*(a)	494,309
23,331	Momenta Pharmaceuticals, Inc.*	260,141
67,561	Myriad Genetics, Inc.*(a)	1,331,627
26,822	Ophthotech Corp.*	960,764

Common Stocks – (continued)
Biotechnology – (continued)
11,998	Prothena Corp. PLC*(a)	$573,744
17,247	Puma Biotechnology, Inc.*	660,560
1,898	Radius Health, Inc.*	81,462
33,188	Repligen Corp.*	948,181
9,600	Retrophin, Inc.*	180,960
7,939	Sage Therapeutics, Inc.*	345,664
10,600	Sarepta Therapeutics, Inc.*	415,944
1,704	Spark Therapeutics, Inc.*	80,105
7,798	TESARO, Inc.*	942,622
7,234	Ultragenyx Pharmaceutical, Inc.*	426,734
33,189	Vanda Pharmaceuticals, Inc.*	492,857
51,613	Xencor, Inc.*	1,098,841
33,150	ZIOPHARM Oncology, Inc.*(a)	188,292

		20,623,451

Building Products – 2.2%
15,487	Advanced Drainage Systems, Inc.	295,802
4,916	Caesarstone, Ltd.*	173,781
44,332	Continental Building Products, Inc.*	906,589
5,629	Gibraltar Industries, Inc.*	218,968
13,196	Insteel Industries, Inc.	354,972
4,461	Masonite International Corp.*	253,831
62,070	NCI Building Systems, Inc.*	893,808
7,889	Ply Gem Holdings, Inc.*	108,079
6,917	Trex Co., Inc.*	372,204
14,398	Universal Forest Products, Inc.	1,238,084

		4,816,118

Capital Markets – 1.4%
2,554	Cohen & Steers, Inc.	94,958
32,109	Evercore Partners, Inc. Class A	1,725,859
23,806	Piper Jaffray Cos.*	1,346,229

		3,167,046

Chemicals – 3.9%
3,494	Chase Corp.	238,815
52,217	GCP Applied Technologies, Inc.*	1,349,809
30,090	H.B. Fuller Co.	1,265,886
7,707	Innophos Holdings, Inc.	353,289
10,839	Koppers Holdings, Inc.*	354,977
21,852	Minerals Technologies, Inc.	1,468,454
37,791	PolyOne Corp.(b)	1,104,631
4,495	Stepan Co.	319,280
46,483	The Chemours Co.	763,716
28,428	Trinseo SA	1,491,049

		8,709,906

Commercial Services & Supplies – 3.6%
41,924	Brady Corp. Class A	1,387,684
35,443	Herman Miller, Inc.	985,315
21,975	HNI Corp.	893,503
21,734	Interface, Inc.	344,484
46,967	Knoll, Inc.	1,016,366
9,271	McGrath RentCorp	279,057
35,062	Quad Graphics, Inc.	833,073
25,476	Steelcase, Inc. Class A	340,105

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial Services & Supplies – (continued)
41,260	The Brink’s Co.	$1,631,833
9,373	West Corp.	184,836

		7,896,256

Communications Equipment – 2.1%
3,698	Ciena Corp.*	71,667
25,352	Finisar Corp.*	694,138
24,982	Infinera Corp.*	194,860
23,607	InterDigital, Inc.	1,667,834
25,467	Ixia*	304,331
25,450	NETGEAR, Inc.*	1,285,225
30,524	ShoreTel, Inc.*	202,984
45,307	Viavi Solutions, Inc.*	322,586

		4,743,625

Construction & Engineering – 1.0%
19,980	Aegion Corp.*	369,830
19,781	Comfort Systems USA, Inc.	570,682
21,351	EMCOR Group, Inc.	1,290,881

		2,231,393

Diversified Consumer Services – 2.3%
13,942	Bright Horizons Family Solutions, Inc.*	932,859
14,737	Capella Education Co.	1,077,275
101,268	Houghton Mifflin Harcourt Co.*	1,281,040
39,217	Regis Corp.*	497,272
34,750	Sotheby’s(a)	1,246,830

		5,035,276

Diversified Telecommunication Services – 0.7%
27,018	Cogent Communications Holdings, Inc.	996,964
29,287	General Communication, Inc. Class A*	463,906

		1,460,870

Electric Utilities – 0.3%
15,944	Portland General Electric Co.	695,796

Electrical Equipment – 1.2%
24,777	AZZ, Inc.	1,319,375
10,921	Babcock & Wilcox Enterprises, Inc.*	171,897
1,054	EnerSys	68,647
14,349	Generac Holdings, Inc.*	546,553
46,815	General Cable Corp.	655,410

		2,761,882

Electronic Equipment, Instruments & Components – 3.0%
21,473	Belden, Inc.	1,391,665
39,754	Benchmark Electronics, Inc.*	999,813
8,597	Fabrinet*	326,342
39,051	II-VI, Inc.*	1,085,618
6,098	Itron, Inc.*	328,682
19,524	Methode Electronics, Inc.	609,149
10,119	MTS Systems Corp.	481,159
21,223	Rogers Corp.*	1,155,168
28,543	TTM Technologies, Inc.*	375,340

		6,752,936

Common Stocks – (continued)
Energy Equipment & Services* – 0.1%
8,367	Unit Corp.	$143,327

Equity Real Estate Investment Trusts (REITs) – 3.4%
22,342	CareTrust REIT, Inc.	314,575
15,182	CoreSite Realty Corp.	1,119,521
4,761	DuPont Fabros Technology, Inc.	194,297
46,844	First Industrial Realty Trust, Inc.	1,237,150
33,799	Hudson Pacific Properties, Inc.	1,136,322
33,011	Pennsylvania Real Estate Investment Trust	644,045
8,529	Physicians Realty Trust	168,618
10,489	PS Business Parks, Inc.	1,151,587
34,625	QTS Realty Trust, Inc. Class A	1,591,365

		7,557,480

Food Products – 1.3%
21,315	Calavo Growers, Inc.	1,260,782
7,749	Darling Ingredients, Inc.*	105,386
9,550	Fresh Del Monte Produce, Inc.	576,343
4,580	John B. Sanfilippo & Son, Inc.	232,115
4,699	Lancaster Colony Corp.	613,924

		2,788,550

Gas Utilities – 0.6%
18,611	Southwest Gas Corp.	1,348,553

Health Care Equipment & Supplies – 3.5%
4,991	AngioDynamics, Inc.*	79,557
293	Atrion Corp.	128,671
15,734	Cantel Medical Corp.	1,120,733
31,477	Cynosure, Inc. Class A*	1,342,494
2,170	Inogen, Inc.*	116,464
16,984	Insulet Corp.*	630,446
30,709	Masimo Corp.*	1,688,995
11,887	Meridian Bioscience, Inc.	195,541
26,889	Natus Medical, Inc.*	1,058,082
17,026	NxStage Medical, Inc.*	387,171
25,976	Orthofix International NV*	952,020

		7,700,174

Health Care Providers & Services – 2.3%
7,089	Amedisys, Inc.*	306,670
10,724	CorVel Corp.*	370,514
13,165	Diplomat Pharmacy, Inc.*(a)	305,033
18,935	HealthSouth Corp.	760,240
16,508	Magellan Health, Inc.*	849,337
17,005	Molina Healthcare, Inc.*	925,242
33,415	Owens & Minor, Inc.	1,084,317
3,626	The Providence Service Corp.*	146,726
19,047	Triple-S Management Corp. Class B*	393,892

		5,141,971

Health Care Technology* – 1.4%
57,424	HMS Holdings Corp.	1,209,924
37,015	Medidata Solutions, Inc.	1,776,350
2,109	Omnicell, Inc.	68,806

		3,055,080

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 3.9%
21,985	BJ’s Restaurants, Inc.*	$793,659
43,037	Bloomin’ Brands, Inc.	744,540
35,100	Bob Evans Farms, Inc.	1,446,822
82,092	Boyd Gaming Corp.*	1,466,163
50,610	ClubCorp Holdings, Inc.	584,546
26,626	La Quinta Holdings, Inc.*	266,526
3,423	Papa John’s International, Inc.	258,265
98,381	Penn National Gaming, Inc.*	1,272,066
31,846	Pinnacle Entertainment, Inc.*	377,375
10,245	Planet Fitness, Inc. Class A*(a)	217,194
13,274	Ruth’s Hospitality Group, Inc.	210,393
7,448	Sonic Corp.	170,634
17,114	The Cheesecake Factory, Inc.	910,294

		8,718,477

Household Durables – 0.9%
8,537	Ethan Allen Interiors, Inc.	262,086
11,847	Helen of Troy Ltd.*	965,530
16,872	KB Home(a)	245,319
24,744	La-Z-Boy, Inc.	579,010

		2,051,945

Household Products* – 0.2%
19,652	Central Garden & Pet Co. Class A	458,678

Independent Power and Renewable Electricity Producers – 0.7%
28,492	Ormat Technologies, Inc.	1,374,169
8,139	Pattern Energy Group, Inc.	181,907

		1,556,076

Insurance – 1.1%
56,800	American Equity Investment Life Holding Co.	1,018,424
15,880	Argo Group International Holdings Ltd.(b)	882,928
46,451	Maiden Holdings Ltd.	634,056

		2,535,408

Internet & Direct Marketing Retail* – 1.5%
12,281	Etsy, Inc.	159,408
8,203	FTD Cos., Inc.	165,044
70,890	Liberty TripAdvisor Holdings, Inc. Class A	1,573,758
29,211	Shutterfly, Inc.	1,431,339

		3,329,549

Internet Software & Services – 3.1%
58,837	Bankrate, Inc.*	458,929
31,771	Cornerstone OnDemand, Inc.*	1,312,142
209,394	EarthLink Holdings Corp.	1,197,734
28,422	Five9, Inc.*	407,003
16,065	Intralinks Holdings, Inc.*	147,316
11,568	j2 Global, Inc.	823,063
8,577	LogMeIn, Inc.	814,815
61,739	NIC, Inc.	1,416,910
7,261	RetailMeNot, Inc.*	65,712

Common Stocks – (continued)
Internet Software & Services – (continued)
1,999	SPS Commerce, Inc.*	$124,698

		6,768,322

IT Services – 2.1%
14,615	Cardtronics PLC Class A*	730,750
31,923	Convergys Corp.	932,152
36,368	CSG Systems International, Inc.	1,383,075
15,402	ExlService Holdings, Inc.*	678,150
70,549	Travelport Worldwide Ltd.	996,152

		4,720,279

Leisure Products – 0.5%
109,846	Callaway Golf Co.	1,121,528
3,022	Smith & Wesson Holding Corp.*(a)	79,871

		1,201,399

Life Sciences Tools & Services* – 1.0%
8,418	Cambrex Corp.	339,245
7,765	INC Research Holdings, Inc. Class A	354,861
5,321	Luminex Corp.	110,836
23,356	PAREXEL International Corp.	1,360,721

		2,165,663

Machinery – 2.8%
10,261	Altra Industrial Motion Corp.	302,699
16,236	Astec Industries, Inc.	898,825
18,843	CLARCOR, Inc.	1,172,223
3,015	Global Brass & Copper Holdings, Inc.	86,531
2,999	Hillenbrand, Inc.	91,020
2,682	Hyster-Yale Materials Handling, Inc.	156,119
7,654	Rexnord Corp.*	152,238
8,890	Standex International Corp.	679,196
6,488	Tennant Co.	408,420
63,757	Wabash National Corp.*	717,266
24,759	Woodward, Inc.	1,460,286

		6,124,823

Media – 0.2%
32,445	New Media Investment Group, Inc.	467,208

Metals & Mining – 1.3%
20,719	Coeur Mining, Inc.*	231,638
68,783	Commercial Metals Co.	1,080,581
9,297	Schnitzer Steel Industries, Inc. Class A	224,523
29,113	Worthington Industries, Inc.	1,368,311

		2,905,053

Mortgage Real Estate Investment Trusts (REITs) – 1.1%
62,513	Anworth Mortgage Asset Corp.	306,939
78,006	Invesco Mortgage Capital, Inc.	1,164,629
61,018	MTGE Investment Corp.	1,040,357

		2,511,925

Oil, Gas & Consumable Fuels* – 1.3%
56,276	Callon Petroleum Co.	731,025
14,430	Carrizo Oil & Gas, Inc.	488,167
90,025	Denbury Resources, Inc.(a)	215,160

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels* – (continued)
52,067	Matador Resources Co.	$1,135,581
9,209	Oasis Petroleum, Inc.	96,602
1,757	PDC Energy, Inc.	107,757

		2,774,292

Paper & Forest Products – 0.7%
9,218	KapStone Paper and Packaging Corp.	167,214
58,692	Louisiana-Pacific Corp.*	1,076,998
7,504	Schweitzer-Mauduit International, Inc.	276,973

		1,521,185

Personal Products* – 0.0%
775	USANA Health Sciences, Inc.	99,588

Pharmaceuticals – 2.9%
41,802	Catalent, Inc.*	953,504
10,028	Depomed, Inc.*	224,226
95,709	Horizon Pharma PLC*	1,600,254
42,803	Impax Laboratories, Inc.*	860,340
27,605	Innoviva, Inc.(a)	284,331
16,087	Pacira Pharmaceuticals, Inc.*	511,567
33,192	Prestige Brands Holdings, Inc.*	1,502,934
35,402	SciClone Pharmaceuticals, Inc.*	316,848
8,512	Supernus Pharmaceuticals, Inc.*	168,538

		6,422,542

Professional Services – 2.8%
7,972	CEB, Inc.	387,838
26,672	FTI Consulting, Inc.*	1,039,141
20,638	Huron Consulting Group, Inc.*	1,156,760
19,495	Insperity, Inc.	1,466,024
3,551	Mistras Group, Inc.*	74,358
29,482	On Assignment, Inc.*	1,014,476
23,284	RPX Corp.*	227,252
14,014	The Advisory Board Co.*	557,757
14,517	TrueBlue, Inc.*	254,047

		6,177,653

Real Estate Management & Development – 0.4%
47,394	Kennedy-Wilson Holdings, Inc.	976,316

Semiconductors & Semiconductor Equipment – 6.1%
29,013	Advanced Energy Industries, Inc.*	1,383,920
9,179	Cabot Microelectronics Corp.	507,232
18,149	Cavium, Inc.*	1,024,511
4,604	CEVA, Inc.*	138,350
16,068	Cirrus Logic, Inc.*	867,351
61,828	Entegris, Inc.*	983,065
8,677	Inphi Corp.*	321,917
4,441	Integrated Device Technology, Inc.*	91,973
51,079	Lattice Semiconductor Corp.*	310,050
70,927	MaxLinear, Inc. Class A*	1,327,044
101,443	Photronics, Inc.*	983,997
14,894	Power Integrations, Inc.	959,918
61,934	Semtech Corp.*	1,498,803
26,652	Silicon Laboratories, Inc.*	1,597,787
12,398	Synaptics, Inc.*	646,184

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
24,183	Tessera Technologies, Inc.	$897,189

		13,539,291

Software – 5.2%
33,341	Bottomline Technologies de, Inc.*	756,507
29,823	CommVault Systems, Inc.*	1,595,530
17,286	Fair Isaac Corp.	2,086,074
3,295	Gigamon, Inc.*	182,214
14,167	Infoblox, Inc.*	375,426
7,645	Mentor Graphics Corp.	220,941
7,844	MicroStrategy, Inc. Class A*	1,528,090
12,157	Monotype Imaging Holdings, Inc.	232,199
42,730	Progress Software Corp.*	1,149,864
6,016	Proofpoint, Inc.*	471,534
11,753	Qualys, Inc.*	437,799
40,399	RingCentral, Inc. Class A*	836,259
16,075	Synchronoss Technologies, Inc.*	590,113
12,245	Take-Two Interactive Software, Inc.*	543,556
28,391	TiVo Corp.*	563,561

		11,569,667

Specialty Retail – 4.4%
44,427	Aaron’s, Inc.	1,097,791
92,098	American Eagle Outfitters, Inc.	1,569,350
6,210	Asbury Automotive Group, Inc.*	316,400
24,949	Ascena Retail Group, Inc.*	122,001
124,977	Chico’s FAS, Inc.	1,458,482
22,942	Francesca’s Holdings Corp.*	368,678
7,433	GNC Holdings, Inc. Class A	99,825
17,197	Group 1 Automotive, Inc.	1,036,463
6,563	Lithia Motors, Inc. Class A	562,974
38,727	Pier 1 Imports, Inc.(a)	166,913
17,997	Select Comfort Corp.*	345,362
30,873	The Cato Corp. Class A	916,002
7,741	The Children’s Place, Inc.	587,929
57,318	The Finish Line, Inc. Class A	1,128,591

		9,776,761

Technology Hardware, Storage & Peripherals* – 0.9%
47,693	Cray, Inc.	992,015
43,266	Super Micro Computer, Inc.	1,025,404

		2,017,419

Textiles, Apparel & Luxury Goods – 0.6%
14,901	Columbia Sportswear Co.	843,992
31,423	Crocs, Inc.*	241,643
8,883	G-III Apparel Group Ltd.*	232,024

		1,317,659

Thrifts & Mortgage Finance – 0.6%
70,411	Radian Group, Inc.	956,885
11,168	Washington Federal, Inc.	304,328

		1,261,213

Trading Companies & Distributors – 0.9%
14,062	Aircastle Ltd.	288,974
48,763	H&E Equipment Services, Inc.	680,244

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
59,807	MRC Global, Inc.*	$881,555
11,170	Univar, Inc.*	248,533

		2,099,306

TOTAL COMMON STOCKS
(Cost $210,673,554)		$214,518,797

Shares	Distribution Rate	Value
Investment Company(c)(d) – 2.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,676,926	0.300%	$4,676,926
(Cost $4,676,926)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $215,350,480)		$219,195,723

Securities Lending Reinvestment Vehicle(c)(d) – 3.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,824,350	0.300%	$6,824,350
(Cost $6,824,350)

TOTAL INVESTMENTS – 101.8%
(Cost $222,174,830)		$226,020,073

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(3,974,247)

NET ASSETS – 100.0%		$222,045,826

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.
(d)	Represents an Affiliated Fund.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell Mini 2000 Index	31	December 2016	$3,686,830	$(59,933)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 97.4%
Aerospace & Defense – 2.2%
10,341	Curtiss-Wright Corp.	$926,760
30,726	DigitalGlobe, Inc.*	771,223
6,550	Ducommun, Inc.*	124,712
1,460	Engility Holdings, Inc.*	41,946
13,548	Esterline Technologies Corp.*	995,101
5,064	Wesco Aircraft Holdings, Inc.*	65,072

		2,924,814

Airlines – 1.2%
14,464	Hawaiian Holdings, Inc.*	651,242
32,648	SkyWest, Inc.	984,337

		1,635,579

Auto Components – 2.6%
17,854	Cooper Tire & Rubber Co.	656,134
7,791	Cooper-Standard Holding, Inc.*	711,085
69,439	Dana, Inc.	1,074,916
32,950	Modine Manufacturing Co.*	360,803
27,317	Superior Industries International, Inc.	669,266

		3,472,204

Banks – 14.6%
14,913	1st Source Corp.	515,393
29,521	Berkshire Hills Bancorp, Inc.	872,346
34,947	Central Pacific Financial Corp.	895,692
53,012	CVB Financial Corp.	889,541
21,990	F.N.B. Corp.	287,409
24,221	FCB Financial Holdings, Inc. Class A*	903,443
13,542	First Busey Corp.	312,956
4,077	First Citizens BancShares, Inc. Class A	1,186,407
37,602	First Financial Bancorp	808,443
4,967	First Financial Bankshares, Inc.(a)	179,805
14,622	First Interstate BancSystem, Inc.	466,442
28,518	First Merchants Corp.	802,782
50,203	First Midwest Bancorp, Inc.	969,420
14,262	Flushing Financial Corp.	305,492
22,776	Glacier Bancorp, Inc.	643,650
9,256	Great Southern Bancorp, Inc.	382,736
19,163	Hanmi Financial Corp.	479,075
5,810	Heartland Financial USA, Inc.	217,584
10,492	Hilltop Holdings, Inc.*	259,152
31,795	International Bancshares Corp.	980,876
57,321	OFG Bancorp	610,469
46,698	Old National Bancorp	686,461
5,661	PrivateBancorp, Inc.	256,104
24,434	Prosperity Bancshares, Inc.	1,355,354
17,515	Renasant Corp.	590,956
52,008	Sterling Bancorp	936,144
5,101	TriCo Bancshares	134,258
7,338	UMB Financial Corp.	455,323
82,473	Umpqua Holdings Corp.	1,260,187
42,299	United Community Banks, Inc.	912,389
9,870	WesBanco, Inc.	324,822

		19,881,111

Common Stocks – (continued)
Biotechnology – 2.1%
18,231	Acorda Therapeutics, Inc.*	322,689
14,236	Array BioPharma, Inc.*	81,145
52,516	Exelixis, Inc.*	556,144
1,159	Five Prime Therapeutics, Inc.*	56,246
15,470	Genomic Health, Inc.*	461,161
13,496	Ironwood Pharmaceuticals, Inc.*	172,344
18,332	Myriad Genetics, Inc.*(a)	361,324
199,739	PDL BioPharma, Inc.	643,160
1,271	Puma Biotechnology, Inc.*	48,679
6,363	Retrophin, Inc.*	119,942

		2,822,834

Building Products – 0.5%
2,334	Continental Building Products, Inc.*	47,730
6,832	Universal Forest Products, Inc.	587,484

		635,214

Capital Markets – 1.3%
13,073	Evercore Partners, Inc. Class A	702,674
19,601	Piper Jaffray Cos.*	1,108,436

		1,811,110

Chemicals – 2.6%
21,248	GCP Applied Technologies, Inc.*	549,261
11,734	Innophos Holdings, Inc.	537,886
1,935	Innospec, Inc.	116,584
3,888	Koppers Holdings, Inc.*	127,332
14,098	Minerals Technologies, Inc.	947,386
8,754	Stepan Co.	621,797
7,287	The Chemours Co.	119,725
10,016	Trinseo SA	525,339

		3,545,310

Commercial Services & Supplies – 2.5%
14,464	ACCO Brands Corp.*	160,550
28,025	Brady Corp. Class A	927,627
9,352	Essendant, Inc.	143,553
47,710	Kimball International, Inc. Class B	596,375
26,439	McGrath RentCorp	795,814
23,018	Quad Graphics, Inc.	546,908
3,189	The Brink’s Co.	126,125
6,616	West Corp.	130,468

		3,427,420

Communications Equipment – 1.9%
507	Calix, Inc.*	3,169
35,129	Finisar Corp.*	961,832
4,448	InterDigital, Inc.	314,251
24,372	Ixia*	291,245
10,787	NETGEAR, Inc.*	544,743
13,470	ShoreTel, Inc.*	89,576
62,080	Viavi Solutions, Inc.*	442,010

		2,646,826

Construction & Engineering – 1.4%
40,995	Aegion Corp.*	758,817
19,008	EMCOR Group, Inc.	1,149,224

		1,908,041

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance – 0.7%
21,854	Enova International, Inc.*	$205,427
11,521	EZCORP, Inc. Class A*	112,330
15,088	Nelnet, Inc. Class A	591,148

		908,905

Containers & Packaging – 0.3%
7,994	Greif, Inc. Class A	374,599

Diversified Consumer Services – 2.1%
29,421	Bridgepoint Education, Inc.*	198,886
4,199	Capella Education Co.	306,947
5,163	DeVry Education Group, Inc.	117,200
44,826	Houghton Mifflin Harcourt Co.*	567,049
37,415	K12, Inc.*	405,579
57,427	Regis Corp.*	728,174
15,290	Sotheby’s(a)	548,605

		2,872,440

Electric Utilities – 1.9%
19,307	ALLETE, Inc.	1,183,326
30,932	Portland General Electric Co.	1,349,873

		2,533,199

Electrical Equipment – 1.1%
1,156	AZZ, Inc.	61,557
31,921	Babcock & Wilcox Enterprises, Inc.*	502,437
3,822	Encore Wire Corp.	130,521
2,041	EnerSys	132,930
33,412	General Cable Corp.	467,768
26,942	LSI Industries, Inc.	231,701

		1,526,914

Electronic Equipment, Instruments & Components – 3.5%
35,685	AVX Corp.	500,304
40,294	Benchmark Electronics, Inc.*	1,013,394
19,296	II-VI, Inc.*	536,429
14,465	Insight Enterprises, Inc.*	416,447
28,883	Kimball Electronics, Inc.*	401,474
1,644	Methode Electronics, Inc.	51,293
2,950	Plexus Corp.*	135,139
9,903	Rogers Corp.*	539,020
4,875	Sanmina Corp.*	134,794
53,399	TTM Technologies, Inc.*	702,197
19,589	Vishay Intertechnology, Inc.	276,205

		4,706,696

Energy Equipment & Services – 1.5%
17,157	Archrock, Inc.	199,021
7,087	Atwood Oceanics, Inc.(a)	54,074
84,974	McDermott International, Inc.*	436,766
18,477	Oil States International, Inc.*	540,452
63,563	Pioneer Energy Services Corp.*	225,649
62,670	Seadrill Ltd.*(a)	133,487
25,247	Unit Corp.*	432,481

		2,021,930

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 7.1%
56,642	CBL & Associates Properties, Inc.	606,069
28,994	Colony Starwood Homes	841,116
33,960	Cousins Properties, Inc.	263,869
17,800	FelCor Lodging Trust, Inc.	113,742
46,105	First Industrial Realty Trust, Inc.	1,217,633
4,413	Getty Realty Corp.	100,307
7,575	Global Net Lease, Inc.	56,131
36,416	Hudson Pacific Properties, Inc.	1,224,306
46,070	Mack-Cali Realty Corp.	1,183,078
7,693	Monmouth Real Estate Investment Corp.	105,163
71,086	New Senior Investment Group, Inc.	740,716
10,840	Pebblebrook Hotel Trust	263,195
44,087	Pennsylvania Real Estate Investment Trust	860,137
17,688	Physicians Realty Trust	349,692
13,062	QTS Realty Trust, Inc. Class A	600,330
7,948	Retail Opportunity Investments Corp.	159,834
7,396	Rexford Industrial Realty, Inc.	155,760
60,243	Summit Hotel Properties, Inc.	782,557

		9,623,635

Food Products – 1.2%
3,452	Calavo Growers, Inc.	204,186
28,505	Darling Ingredients, Inc.*	387,668
12,956	Fresh Del Monte Produce, Inc.	781,894
3,738	John B. Sanfilippo & Son, Inc.	189,442

		1,563,190

Gas Utilities – 2.6%
15,864	Northwest Natural Gas Co.	932,803
20,662	ONE Gas, Inc.	1,266,167
17,614	Southwest Gas Corp.	1,276,311

		3,475,281

Health Care Equipment & Supplies* – 0.7%
14,310	AngioDynamics, Inc.	228,101
4,830	Cynosure, Inc. Class A	206,000
8,248	Masimo Corp.	453,640

		887,741

Health Care Providers & Services – 1.3%
6,202	Magellan Health, Inc.*	319,093
4,264	Molina Healthcare, Inc.*	232,004
26,100	Owens & Minor, Inc.	846,945
18,579	Triple-S Management Corp. Class B*	384,214

		1,782,256

Health Care Technology* – 0.1%
4,203	Medidata Solutions, Inc.	201,702

Hotels, Restaurants & Leisure – 1.8%
17,005	Bob Evans Farms, Inc.	700,946
11,840	Boyd Gaming Corp.*	211,462
21,794	International Speedway Corp. Class A	717,023
14,556	La Quinta Holdings, Inc.*	145,706
50,923	Penn National Gaming, Inc.*	658,434

		2,433,571

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Household Durables – 0.5%
6,605	CSS Industries, Inc.	$165,786
18,921	KB Home(a)	275,111
12,186	La-Z-Boy, Inc.	285,152

		726,049

Household Products* – 0.3%
19,472	Central Garden & Pet Co. Class A	454,476

Independent Power and Renewable Electricity Producers – 1.3%
5,068	Atlantica Yield PLC	91,123
28,699	NRG Yield, Inc. Class C	441,965
18,357	Ormat Technologies, Inc.	885,358
16,069	Pattern Energy Group, Inc.	359,142

		1,777,588

Insurance – 3.5%
60,646	American Equity Investment Life Holding Co.	1,087,383
19,814	Argo Group International Holdings Ltd.	1,101,658
37,701	CNO Financial Group, Inc.	568,531
7,880	FBL Financial Group, Inc. Class A	498,804
92,971	Genworth Financial, Inc. Class A*	384,900
24,818	Heritage Insurance Holdings, Inc.	292,604
62,724	Maiden Holdings Ltd.	856,183

		4,790,063

Internet & Direct Marketing Retail* – 1.0%
23,720	FTD Cos., Inc.	477,246
29,632	Liberty TripAdvisor Holdings, Inc. Class A	657,831
5,009	Shutterfly, Inc.	245,441

		1,380,518

Internet Software & Services – 0.5%
43,574	Bankrate, Inc.*	339,877
45,564	EarthLink Holdings Corp.	260,626
25,877	Marchex, Inc. Class B*	65,210

		665,713

IT Services – 0.6%
18,202	ManTech International Corp. Class A	706,784
12,071	Travelport Worldwide Ltd.	170,442

		877,226

Leisure Products – 0.5%
70,698	Callaway Golf Co.	721,827

Machinery – 2.3%
3,023	Altra Industrial Motion Corp.	89,179
12,123	Astec Industries, Inc.	671,129
2,776	Briggs & Stratton Corp.	51,689
9,793	Chart Industries, Inc.*	271,658
1,227	CLARCOR, Inc.	76,332
3,874	Hyster-Yale Materials Handling, Inc.	225,506
6,354	Kadant, Inc.	328,184
13,414	Miller Industries, Inc.	294,437
5,245	Standex International Corp.	400,718
3,635	Tennant Co.	228,823

Common Stocks – (continued)
Machinery – (continued)
5,182	TriMas Corp.*	93,017
39,841	Wabash National Corp.*	448,211

		3,178,883

Media – 0.5%
37,860	Gannett Co., Inc.	294,172
17,388	New Media Investment Group, Inc.	250,387
7,215	Time, Inc.	93,795

		638,354

Metals & Mining – 3.0%
46,301	AK Steel Holding Corp.*(a)	240,765
19,319	Carpenter Technology Corp.	610,674
43,491	Cliffs Natural Resources, Inc.*(a)	240,070
5,065	Coeur Mining, Inc.*	56,627
62,942	Commercial Metals Co.	988,819
16,707	Materion Corp.	506,222
5,667	Ryerson Holding Corp.*	58,087
34,209	Schnitzer Steel Industries, Inc. Class A	826,147
6,291	SunCoke Energy, Inc.	64,231
10,211	Worthington Industries, Inc.	479,917

		4,071,559

Mortgage Real Estate Investment Trusts (REITs) – 3.5%
158,457	Anworth Mortgage Asset Corp.	778,024
14,758	Capstead Mortgage Corp.	140,349
49,427	CYS Investments, Inc.	426,061
70,622	Invesco Mortgage Capital, Inc.(b)	1,054,386
60,337	MTGE Investment Corp.	1,028,746
3,198	New Residential Investment Corp.	44,644
46,712	PennyMac Mortgage Investment Trust	710,957
50,688	Western Asset Mortgage Capital Corp.	513,469

		4,696,636

Oil, Gas & Consumable Fuels – 2.5%
8,490	Callon Petroleum Co.*	110,285
17,296	Contango Oil & Gas Co.*	135,428
9,055	Delek US Holdings, Inc.	153,029
182,904	Denbury Resources, Inc.*(a)	437,141
53,867	EP Energy Corp. Class A*(a)	191,767
4,352	Green Plains, Inc.	113,152
16,067	Matador Resources Co.*	350,421
57,637	Oasis Petroleum, Inc.*	604,612
16,737	PDC Energy, Inc.*	1,026,480
6,655	RSP Permian, Inc.*	240,245

		3,362,560

Paper & Forest Products – 0.7%
18,714	KapStone Paper and Packaging Corp.	339,472
13,627	Louisiana-Pacific Corp.*	250,055
10,348	Schweitzer-Mauduit International, Inc.	381,945

		971,472

Pharmaceuticals* – 0.2%
13,617	Horizon Pharma PLC	227,676

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Professional Services – 2.2%
22,642	FTI Consulting, Inc.*	$882,132
8,101	Heidrick & Struggles International, Inc.	149,869
15,396	Huron Consulting Group, Inc.*	862,946
10,101	Insperity, Inc.	759,595
2,636	Navigant Consulting, Inc.*	61,682
22,711	RPX Corp.*	221,659
5,855	TrueBlue, Inc.*	102,463

		3,040,346

Real Estate Management & Development – 0.7%
3,947	Alexander & Baldwin, Inc.	164,945
39,749	Kennedy-Wilson Holdings, Inc.	818,830

		983,775

Road & Rail – 0.1%
5,741	ArcBest Corp.	114,246
2,581	Marten Transport Ltd.	52,910

		167,156

Semiconductors & Semiconductor Equipment – 1.7%
8,131	Advanced Energy Industries, Inc.*	387,849
4,664	Cabot Microelectronics Corp.	257,733
18,367	Entegris, Inc.*	292,035
19,507	MaxLinear, Inc. Class A*	364,976
80,032	Photronics, Inc.*	776,310
4,476	Tessera Technologies, Inc.	166,060

		2,244,963

Software – 1.7%
30,194	Mentor Graphics Corp.	872,607
1,721	MicroStrategy, Inc. Class A*	335,268
28,930	Progress Software Corp.*	778,506
2,515	QAD, Inc. Class A	60,486
15,673	TiVo Corp.*	311,109

		2,357,976

Specialty Retail – 4.0%
40,824	Aaron’s, Inc.	1,008,761
12,763	Abercrombie & Fitch Co. Class A	186,467
40,309	American Eagle Outfitters, Inc.	686,865
4,745	Barnes & Noble, Inc.	48,874
3,445	Caleres, Inc.	86,160
59,803	Chico’s FAS, Inc.	697,901
5,011	DSW, Inc. Class A	104,079
13,826	Group 1 Automotive, Inc.	833,293
40,423	Rent-A-Center, Inc.	407,868
23,190	The Cato Corp. Class A	688,047
36,851	The Finish Line, Inc. Class A	725,596

		5,473,911

Technology Hardware, Storage & Peripherals* – 0.5%
13,347	Cray, Inc.	277,617
18,851	Super Micro Computer, Inc.	446,769

		724,386

Textiles, Apparel & Luxury Goods – 0.2%
4,980	Fossil Group, Inc.*	135,805

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
3,898	Movado Group, Inc.	85,951

		221,756

Thrifts & Mortgage Finance – 4.9%
62,364	Beneficial Bancorp, Inc.	904,278
35,298	Capitol Federal Financial, Inc.	517,822
46,677	Dime Community Bancshares, Inc.	756,167
17,620	HomeStreet, Inc.*	485,431
53,668	Oritani Financial Corp.	839,904
86,417	Radian Group, Inc.	1,174,407
8,498	TrustCo Bank Corp. NY	59,486
40,870	Washington Federal, Inc.	1,113,707
23,653	WSFS Financial Corp.	829,038

		6,680,240

Trading Companies & Distributors – 1.5%
37,118	Aircastle Ltd.	762,775
4,091	Applied Industrial Technologies, Inc.	207,823
10,968	H&E Equipment Services, Inc.	153,003
57,435	MRC Global, Inc.*	846,592

		1,970,193

Wireless Telecommunication Services – 0.2%
13,936	Spok Holdings, Inc.	251,545

TOTAL COMMON STOCKS
(Cost $125,432,513)		$132,279,369

Shares	Distribution Rate	Value
Investment Company(c)(d) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,659,749	0.300%	$1,659,749
(Cost $1,659,749)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $127,092,262)		$133,939,118

Securities Lending Reinvestment Vehicle(c)(d) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,354,525	0.300%	$2,354,525
(Cost $2,354,525)

TOTAL INVESTMENTS – 100.3%
(Cost $129,446,787)		$136,293,643

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(444,275)

NET ASSETS – 100.0%		$135,849,368

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an Affiliated Fund.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell Mini 2000 Index	21	December 2016	$2,497,530	$(40,600)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 97.8%
Aerospace & Defense – 3.3%
37,282	L-3 Communications Holdings, Inc.	$5,105,397
24,572	Northrop Grumman Corp.	5,626,988
44,972	Raytheon Co.	6,143,625

		16,876,010

Airlines – 4.6%
56,876	Alaska Air Group, Inc.	4,107,585
146,235	Delta Air Lines, Inc.	6,108,236
239,943	JetBlue Airways Corp.*	4,194,204
84,859	Southwest Airlines Co.	3,398,603
104,785	United Continental Holdings, Inc.*	5,892,060

		23,700,688

Auto Components – 0.8%
23,625	Lear Corp.	2,900,677
19,711	Visteon Corp.	1,391,794

		4,292,471

Automobiles – 0.1%
23,015	General Motors Co.	727,274

Banks – 4.2%
207,528	Citizens Financial Group, Inc.	5,466,288
177,763	JPMorgan Chase & Co.	12,311,865
69,288	SunTrust Banks, Inc.	3,133,896
20,647	Wells Fargo & Co.	949,969

		21,862,018

Beverages – 0.1%
4,085	PepsiCo., Inc.	437,912

Biotechnology – 4.0%
79,532	AbbVie, Inc.	4,436,295
36,756	Alexion Pharmaceuticals, Inc.*	4,796,658
48,984	Amgen, Inc.	6,914,581
6,737	Biogen, Inc.*	1,887,573
18,584	Celgene Corp.*	1,898,913
6,896	Vertex Pharmaceuticals, Inc.*	523,131

		20,457,151

Building Products – 0.1%
6,412	Owens Corning	312,777

Capital Markets – 3.4%
24,959	Ameriprise Financial, Inc.	2,206,126
87,665	Morgan Stanley	2,942,914
84,148	State Street Corp.	5,908,031
148,823	The Bank of New York Mellon Corp.	6,439,571

		17,496,642

Chemicals – 2.1%
41,428	Air Products & Chemicals, Inc.	5,527,324
84,092	Axalta Coating Systems Ltd.*	2,112,391
9,707	Cabot Corp.	506,123
19,013	Celanese Corp. Series A	1,386,428
4,126	The Dow Chemical Co.	222,020
5,270	The Sherwin-Williams Co.	1,290,412

		11,044,698

Common Stocks – (continued)
Communications Equipment* – 0.2%
7,005	F5 Networks, Inc.	$968,161

Consumer Finance – 1.2%
138,610	Ally Financial, Inc.	2,504,683
29,262	Capital One Financial Corp.	2,166,559
55,116	Synchrony Financial	1,575,766

		6,247,008

Containers & Packaging – 0.8%
66,475	Crown Holdings, Inc.*	3,606,269
12,949	International Paper Co.	583,093

		4,189,362

Diversified Financial Services – 0.5%
16,492	Berkshire Hathaway, Inc. Class B*	2,379,796
9,089	Voya Financial, Inc.	277,669

		2,657,465

Diversified Telecommunication Services – 3.8%
288,411	AT&T, Inc.	10,610,640
42,906	Level 3 Communications, Inc.*	2,409,172
131,577	Verizon Communications, Inc.	6,328,854

		19,348,666

Electric Utilities – 1.4%
171,950	Great Plains Energy, Inc.	4,890,258
27,468	PG&E Corp.	1,706,312
16,634	Xcel Energy, Inc.	691,143

		7,287,713

Electrical Equipment – 1.0%
85,658	AMETEK, Inc.	3,777,518
17,593	Eaton Corp. PLC	1,121,905

		4,899,423

Energy Equipment & Services – 2.2%
91,880	Baker Hughes, Inc.	5,090,152
96,244	FMC Technologies, Inc.*	3,105,794
38,533	Oceaneering International, Inc.	917,085
27,120	Schlumberger Ltd.	2,121,598

		11,234,629

Equity Real Estate Investment Trusts (REITs) – 2.9%
57,331	American Tower Corp.	6,718,620
32,147	Crown Castle International Corp.	2,925,055
9,830	Equinix, Inc.	3,512,062
58,310	Forest City Realty Trust, Inc. Class A	1,258,913
8,301	Iron Mountain, Inc.	279,993

		14,694,643

Food & Staples Retailing – 3.2%
50,501	CVS Health Corp.	4,247,134
117,732	Wal-Mart Stores, Inc.	8,243,595
48,946	Walgreens Boots Alliance, Inc.	4,049,302

		16,540,031

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Food Products – 1.0%
31,357	Archer-Daniels-Midland Co.	$1,366,225
9,881	Bunge Ltd.	612,721
6,744	ConAgra Foods, Inc.	324,926
25,542	Kellogg Co.	1,918,970
9,731	Tyson Foods, Inc. Class A	689,441

		4,912,283

Health Care Equipment & Supplies – 4.2%
43,303	Baxter International, Inc.	2,060,790
8,428	Boston Scientific Corp.*	185,416
83,731	Danaher Corp.	6,577,070
139,255	Hologic, Inc.*	5,014,573
95,808	Medtronic PLC	7,858,172

		21,696,021

Health Care Providers & Services – 3.3%
61,560	Express Scripts Holding Co.*	4,149,144
34,797	McKesson Corp.	4,425,134
59,348	UnitedHealth Group, Inc.	8,387,653
1,553	WellCare Health Plans, Inc.*	176,281

		17,138,212

Hotels, Restaurants & Leisure – 1.7%
171,830	International Game Technology PLC	4,934,957
4,081	McDonald’s Corp.	459,398
13,365	Vail Resorts, Inc.	2,130,916
11,763	Yum! Brands, Inc.	1,014,912

		8,540,183

Household Durables – 0.2%
41,362	D.R. Horton, Inc.	1,192,466

Household Products – 2.6%
91,480	Colgate-Palmolive Co.	6,528,013
47,743	Kimberly-Clark Corp.	5,462,277
16,353	The Procter & Gamble Co.	1,419,440

		13,409,730

Independent Power and Renewable Electricity Producers – 0.4%
159,242	AES Corp.	1,874,278

Industrial Conglomerates – 0.7%
98,164	General Electric Co.	2,856,572
7,545	Honeywell International, Inc.	827,536

		3,684,108

Insurance – 2.4%
68,805	Lincoln National Corp.	3,377,637
46,382	Reinsurance Group of America, Inc.	5,002,763
6,320	The Progressive Corp.	199,143
104,671	XL Group Ltd.	3,632,084

		12,211,627

Internet & Direct Marketing Retail – 2.2%
10,455	Amazon.com, Inc.*	8,257,568
1,991	Expedia, Inc.	257,297
9,836	Netflix, Inc.*	1,228,221

Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
1,220	The Priceline Group, Inc.*	$1,798,561

		11,541,647

Internet Software & Services* – 5.5%
8,422	Alphabet, Inc. Class A	6,820,978
8,445	Alphabet, Inc. Class C	6,625,440
182,969	eBay, Inc.	5,216,446
66,132	Facebook, Inc. Class A	8,662,631
21,561	Yahoo!, Inc.	895,860

		28,221,355

IT Services – 1.2%
21,130	Accenture PLC Class A	2,456,151
13,931	MasterCard, Inc. Class A	1,490,895
46,880	PayPal Holdings, Inc.*	1,953,021
4,027	Vantiv, Inc. Class A*	235,016

		6,135,083

Life Sciences Tools & Services – 1.9%
12,306	Mettler-Toledo International, Inc.*	4,972,608
30,996	Thermo Fisher Scientific, Inc.	4,557,342

		9,529,950

Machinery – 1.1%
3,298	Ingersoll-Rand PLC	221,922
95,368	PACCAR, Inc.	5,237,611

		5,459,533

Media – 2.6%
18,390	Comcast Corp. Class A	1,136,870
169,843	Liberty Global PLC Series C*	5,401,007
14,957	Time Warner, Inc.	1,331,023
219,310	Twenty-First Century Fox, Inc. Class A	5,761,274

		13,630,174

Metals & Mining – 1.9%
61,664	Nucor Corp.	3,012,286
37,780	Reliance Steel & Aluminum Co.	2,598,508
146,875	Steel Dynamics, Inc.	4,033,188

		9,643,982

Mortgage Real Estate Investment Trusts (REITs) – 0.4%
211,483	Annaly Capital Management, Inc.	2,190,964

Multi-Utilities – 2.1%
231,212	CenterPoint Energy, Inc.	5,271,634
230,736	NiSource, Inc.	5,366,919

		10,638,553

Oil, Gas & Consumable Fuels – 3.5%
23,676	Chevron Corp.	2,480,061
10,574	Cimarex Energy Co.	1,365,421
4,527	Diamondback Energy, Inc.*	413,270
3,308	Energen Corp.	165,830
56,325	Exxon Mobil Corp.	4,692,999
74,158	Newfield Exploration Co.*	3,010,073
51,792	Noble Energy, Inc.	1,785,270

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
5,701	Phillips 66	$462,636
16,901	Pioneer Natural Resources Co.	3,025,617
16,806	World Fuel Services Corp.	676,442

		18,077,619

Pharmaceuticals – 3.5%
29,057	Bristol-Myers Squibb Co.	1,479,292
88,569	Johnson & Johnson	10,273,118
93,813	Merck & Co., Inc.	5,508,699
10,227	Mylan NV*	373,286
11,371	Pfizer, Inc.	360,574

		17,994,969

Professional Services – 0.4%
26,684	ManpowerGroup, Inc.	2,049,331

Semiconductors & Semiconductor Equipment – 3.7%
215,280	Applied Materials, Inc.	6,260,342
58,844	KLA-Tencor Corp.	4,419,773
129,950	Maxim Integrated Products, Inc.	5,149,919
42,045	Teradyne, Inc.	979,228
33,981	Texas Instruments, Inc.	2,407,554

		19,216,816

Software – 4.6%
25,220	Activision Blizzard, Inc.	1,088,747
11,730	Adobe Systems, Inc.*	1,261,092
56,973	Citrix Systems, Inc.*	4,831,311
132,916	Microsoft Corp.	7,964,327
61,583	Nuance Communications, Inc.*	863,394
205,650	Oracle Corp.	7,901,073

		23,909,944

Specialty Retail – 1.0%
33,435	Lowe’s Cos., Inc.	2,228,443
38,120	The TJX Cos., Inc.	2,811,350

		5,039,793

Technology Hardware, Storage & Peripherals – 3.6%
128,698	Apple, Inc.(a)	14,612,371
287,672	HP, Inc.	4,168,367

		18,780,738

Textiles, Apparel & Luxury Goods – 1.1%
109,303	NIKE, Inc. Class B	5,484,825

Tobacco – 0.5%
25,129	Philip Morris International, Inc.	2,423,441

Trading Companies & Distributors – 0.6%
25,180	AerCap Holdings NV*	1,035,150
14,214	Watsco, Inc.	1,951,440

		2,986,590

TOTAL COMMON STOCKS
(Cost $482,701,210)		$502,888,957

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,745,871	0.300%	$4,745,871
(Cost $4,745,871)

TOTAL INVESTMENTS – 98.7%
(Cost $487,447,081)		$507,634,828

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		6,815,672

NET ASSETS – 100.0%		$514,450,500

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.
(c)	Represents an Affiliated Fund.

Investment Abbreviations:
PLC	—Public Limited Company

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	82	December 2016	$8,692,410	$(144,857)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2016

Large Cap Growth Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $806,746,852, $428,814,202, $232,418,444, $210,673,554, $125,432,513 and $482,701,210)(a)	$819,129,703
Investments of affiliated issuers, at value (cost $7,929,150, $3,571,370, $2,983,493, $4,676,926, $1,659,749 and $4,745,871)	7,929,150
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	1,885,575
Cash	13,293,425
Variation margin on certain derivative contracts	—
Receivables:
Investments sold	67,384,391
Fund shares sold	1,347,539
Dividends and interest	745,624
Reimbursement from investment adviser	48,626
Securities lending income	—
Other assets	—
Total assets	911,764,033

Liabilities:
Variation margin on certain derivative contracts	13,275
Payables:
Investments purchased	40,360,435
Fund shares redeemed	27,663,145
Payable upon return of securities loaned	1,885,575
Management fees	385,353
Distribution and Service fees and Transfer Agency fees	182,757
Accrued expenses	173,907
Total liabilities	70,664,447

Net Assets:
Paid-in capital	866,572,835
Undistributed net investment income	6,011,994
Accumulated net realized gain (loss)	(43,860,228)
Net unrealized gain (loss)	12,374,985
NET ASSETS	$841,099,586
Net Assets:
Class A	$254,036,234
Class C	48,609,743
Institutional	448,960,880
Service	12,517,147
Class IR	48,132,829
Class R	20,635,002
Class R6	8,207,751
Total Net Assets	$841,099,586
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,837,714
Class C	2,289,275
Institutional	18,545,253
Service	540,593
Class IR	2,075,474
Class R	899,827
Class R6	339,059
Net asset value, offering and redemption price per share:(b)
Class A	$23.44
Class C	21.23
Institutional	24.21
Service	23.15
Class IR	23.19
Class R	22.93
Class R6	24.21

(a)	Includes loaned securities having a market value of $1,858,513, 5,582,177, 6,594,064, and 2,209,200 for the Large Cap Growth, Small Cap Equity Insights, Small Cap Growth Insights, and Small Cap Value Insight Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $24.80, $18.28, $20.88, $29.99, $41.12 and $43.13, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund		U.S. Equity Insights Fund

$425,671,254	$232,425,780	$214,518,797	$132,279,369		$502,888,957
3,571,370	2,983,493	4,676,926	1,659,749		4,745,871
—	5,850,847	6,824,350	2,354,525		—
6,803,719	3,737,906	3,365,945	2,052,129		7,924,844
—	12,920	10,540	7,140		—

—	12,717,274	2,988,511	1,934,586		25,562,556
2,943,382	761,766	1,444,776	370,159		362,282
568,569	30,623	26,463	26,176		629,957
52,211	42,646	37,381	29,390		35,913
—	11,757	14,667	3,872		—
1,863	35,060	975	313		377
439,612,368	258,610,072	233,909,331	140,717,408		542,150,757

12,765	—	—	—		15,132

1,181	5,335,429	4,415,503	1,901,963		25,559,767
5,142,637	8,500,026	301,541	334,296		1,578,189
—	5,850,847	6,824,350	2,354,525		—
193,424	170,739	153,273	93,690		229,024
51,188	38,246	45,466	54,882		155,001
153,102	102,674	123,372	128,684		163,144
5,554,297	19,997,961	11,863,505	4,868,040		27,700,257

732,860,710	307,612,053	220,776,210	123,044,873		475,140,359
638,194	1,013,232	268,123	537,954		4,068,631
(296,160,107)	(69,798,004)	(2,783,817)	5,460,285		15,198,620
(3,280,726)	(215,170)	3,785,310	6,806,256		20,042,890
$434,058,071	$238,612,111	$222,045,826	$135,849,368		$514,450,500

$60,942,385	$31,733,120	$65,195,090	$91,209,721		$251,465,619
13,436,848	12,133,426	7,420,147	15,223,581		31,376,923
341,829,851	176,643,959	91,247,622	21,717,499		177,412,317
6,013,929	650,613	—	—		5,472,727
9,947,349	7,462,140	47,826,302	1,925,386		18,321,969
1,877,478	9,953,554	3,689,295	5,762,416		30,340,655
10,231	35,299	6,667,370	10,765		60,290
$434,058,071	$238,612,111	$222,045,826	$135,849,368		$514,450,500

3,529,591	1,608,717	2,300,701	2,347,166		6,169,532
784,992	703,383	327,729	515,449		845,815
19,811,156	8,627,463	2,784,942	440,056		4,232,102
346,889	33,461	—	—		134,798
577,687	380,469	1,653,157	49,650		453,610
109,293	514,047	134,203	150,377		756,277
593	1,724	203,423	218		1,439

$17.27	$19.73	$28.34	$38.86		$40.76
17.12	17.25	22.64	29.53		37.10
17.25	20.47	32.76	49.35		41.92
17.34	19.44	—	—		40.60
17.22	19.61	28.93	38.78		40.39
17.18	19.36	27.49	38.32		40.12
17.25	20.47	32.78	49.35	(c)	41.91	(c)

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

Large Cap Growth Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $2,890, $2,307, $606, $1,376 and $2,105)	$12,560,066
Dividends — affiliated issuers	4,599
Interest	65,282
Securities lending income — affiliated issuer	2,784
Total investment income	12,632,731

Expenses:
Management fees	5,645,967
Distribution and Service fees(a)	1,142,889
Transfer Agency fees(a)	841,047
Registration fees	206,068
Custody, accounting and administrative services	124,522
Printing and mailing costs	110,608
Professional fees	62,411
Trustee fees	22,275
Service Share fees — Service Plan	19,975
Service Share fees — Shareholder Administration Plan	19,975
Other	25,901
Total expenses	8,221,638
Less — expense reductions	(1,648,717)
Net expenses	6,572,921
NET INVESTMENT INCOME	6,059,810

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	38,858,873
Futures contracts	693,327
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(22,946,544)
Futures contracts	(606,921)
Net realized and unrealized gain	15,998,735
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,058,545

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class R6	Service	Class IR	Class R
Large Cap Growth Insights	$563,655	$498,651	$80,583	$428,378	$94,744	$211,924	$308	$3,196	$71,875	$30,622
Large Cap Value Insights	150,279	142,233	7,459	114,212	27,024	117,444	3	2,650	14,423	2,834
Small Cap Equity Insights	79,043	130,212	47,187	60,072	24,740	49,507	4	297	6,025	17,931
Small Cap Growth Insights	134,576	77,065	15,806	102,278	14,642	30,964	616	—	31,081	6,006
Small Cap Value Insights	223,910	153,934	25,878	170,172	29,248	7,964	3	—	3,475	9,834
U.S. Equity Insights	646,612	342,908	143,683	491,425	65,153	58,225	3	1,649	14,868	54,599

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$8,800,532	$2,942,405	$1,820,733	$2,630,630	$9,121,930
1,800	2,257	1,968	558	3,037
27,024	14,739	14,347	8,170	34,952
4,663	90,857	159,325	32,510	1,103
8,834,019	3,050,258	1,996,373	2,671,868	9,161,022

2,301,958	1,545,100	1,373,116	1,121,007	3,114,748
299,971	256,442	227,447	403,722	1,133,203
278,590	158,576	185,587	220,696	685,922
171,639	128,630	117,676	110,518	129,053
91,307	85,148	84,443	73,983	100,476
54,843	36,967	46,037	54,812	83,339
55,718	68,687	68,407	64,061	86,949
21,202	20,320	20,276	20,251	21,309
16,553	1,855	—	—	10,307
16,553	1,855	—	—	10,307
12,061	10,154	9,122	8,784	11,832
3,320,395	2,313,734	2,132,111	2,077,834	5,387,445
(699,297)	(425,649)	(405,156)	(389,282)	(1,038,277)
2,621,098	1,888,085	1,726,955	1,688,552	4,349,168
6,212,921	1,162,173	269,418	983,316	4,811,854

5,515,375	4,020,559	(2,514,725)	5,335,565	16,608,981
838,754	1,190,757	213,007	231,919	908,807

(1,818,998)	1,886,117	3,146,778	3,326,052	(10,124,376)
(335,335)	(238,445)	(147,484)	(49,001)	(568,167)
4,199,796	6,858,988	697,576	8,844,535	6,825,245
$10,412,717	$8,021,161	$966,994	$9,827,851	$11,637,099

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income (loss)	$6,059,810	$6,101,448
Net realized gain (loss)	39,552,200	30,915,791
Net change in unrealized gain (loss)	(23,553,465)	8,494,396
Net increase in net assets resulting from operations	22,058,545	45,511,635

Distributions to shareholders:
From net investment income
Class A Shares	(1,188,498)	(704,224)
Class C Shares	(92,936)	(52,165)
Institutional Shares	(4,313,410)	(2,655,012)
Service Shares	(25,083)	(4,970)
Class IR Shares	(299,441)	(245,804)
Class R Shares	(79,335)	(9,043)
Class R6 Shares(a)	(88)	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
Total distributions to shareholders	(5,998,791)	(3,671,218)

From share transactions:
Proceeds from sales of shares	532,438,805	612,742,539
Reinvestment of distributions	5,424,452	3,567,272
Cost of shares redeemed	(506,204,019)	(271,948,342)
Net increase (decrease) in net assets resulting from share transactions	31,659,238	344,361,469
TOTAL INCREASE (DECREASE)	47,718,992	386,201,886

Net assets:
Beginning of year	$793,380,594	$407,178,708
End of year	$841,099,586	$793,380,594
Undistributed net investment income	$6,011,994	$5,978,180

(a)	Commenced operations on July 31, 2015.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund
For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015

$6,212,921	$7,849,572	$1,162,173	$545,667
6,354,129	28,538,590	5,211,316	21,650,757
(2,154,333)	(25,324,467)	1,647,672	(14,512,014)
10,412,717	11,063,695	8,021,161	7,684,410

(758,159)	(916,581)	(49,335)	—
(75,081)	(110,236)	—	—
(4,760,563)	(6,499,235)	(488,722)	(426,236)
(75,588)	(91,882)	—	—
(116,096)	(107,537)	(5,495)	(629)
(15,774)	(12,248)	(2,484)	—
(162)	(46)	(59)	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(5,801,423)	(7,737,765)	(546,095)	(426,865)

165,726,833	111,021,958	156,562,364	43,084,859
5,673,950	7,574,820	538,978	412,488
(130,141,538)	(214,777,809)	(66,939,713)	(95,160,861)
41,259,245	(96,181,031)	90,161,629	(51,663,514)
45,870,539	(92,855,101)	97,636,695	(44,405,969)

$388,187,532	$481,042,633	$140,975,416	$185,381,385
$434,058,071	$388,187,532	$238,612,111	$140,975,416
$638,194	$262,539	$1,013,232	$438,381

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income (loss)	$269,418	$(200,477)
Net realized gain (loss)	(2,301,718)	10,935,297
Net change in unrealized gain (loss)	2,999,294	(8,428,187)
Net increase in net assets resulting from operations	966,994	2,306,633

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	(3,786,174)	(1,954,522)
Class C Shares	(870,411)	(477,017)
Institutional Shares	(5,329,256)	(1,549,403)
Service Shares	—	—
Class IR Shares	(408,028)	(73,879)
Class R Shares	(208,004)	(64,282)
Class R6 Shares(a)	(728)	—
Total distributions to shareholders	(10,602,601)	(4,119,103)

From share transactions:
Proceeds from sales of shares	143,678,447	72,721,872
Reinvestment of distributions	9,066,848	4,024,778
Cost of shares redeemed	(43,690,211)	(26,153,981)
Net increase (decrease) in net assets resulting from share transactions	109,055,084	50,592,669
TOTAL INCREASE (DECREASE)	99,419,477	48,780,199

Net assets:
Beginning of year	$122,626,349	$73,846,150
End of year	$222,045,826	$122,626,349
Undistributed net investment income	$268,123	$715

(a)	Commenced operations on July 31, 2015.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund		U.S. Equity Insights Fund
For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015

$983,316	$989,755	$4,811,854	$5,147,271
5,567,484	7,372,054	17,517,788	14,964,030
3,277,051	(7,809,543)	(10,692,543)	(2,280,819)
9,827,851	552,266	11,637,099	17,830,482

(737,825)	(362,473)	(2,582,312)	(2,013,475)
(57,118)	—	(113,480)	(35,665)
(197,818)	(94,110)	(1,769,015)	(1,488,787)
—	—	(37,629)	(7,403)
(18,949)	(10,792)	(66,496)	(10,626)
(44,265)	(666)	(262,202)	(6,367)
(97)	—	(134)	—

(4,933,036)	(1,537,176)	(7,754,822)	—
(1,118,515)	(364,017)	(1,167,573)	—
(884,302)	(192,609)	(3,424,724)	—
—	—	(96,766)	—
(95,047)	(26,978)	(144,544)	—
(268,922)	(15,861)	(832,819)	—
(419)	—	(275)	—
(8,356,313)	(2,604,682)	(18,252,791)	(3,562,323)

14,415,599	20,239,128	133,423,119	157,816,504
8,059,965	2,536,171	17,393,559	3,432,073
(25,476,290)	(24,313,088)	(97,816,860)	(132,760,111)
(3,000,726)	(1,537,789)	52,999,818	28,488,466
(1,529,188)	(3,590,205)	46,384,126	42,756,625

$137,378,556	$140,968,761	$468,066,374	$425,309,749
$135,849,368	$137,378,556	$514,450,500	$468,066,374
$537,954	$593,980	$4,068,631	$4,044,396

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$23.13	$0.11		$0.33	$0.44	$(0.13)
2016 - C	21.02	(0.05)		0.30	0.25	(0.04)
2016 - Institutional	23.86	0.21		0.34	0.55	(0.20)
2016 - Service	22.89	0.08		0.33	0.41	(0.15)
2016 - IR	22.88	0.17		0.32	0.49	(0.18)
2016 - R	22.71	0.05		0.32	0.37	(0.15)
2016 - R6	23.86	0.18		0.38	0.56	(0.21)
2015 - A	21.57	0.16		1.55	1.71	(0.15)
2015 - C	19.67	(0.01)		1.41	1.40	(0.05)
2015 - Institutional	22.22	0.26		1.60	1.86	(0.22)
2015 - Service	21.41	0.13		1.55	1.68	(0.20)
2015 - IR	21.36	0.22		1.52	1.74	(0.22)
2015 - R	21.25	0.09		1.55	1.64	(0.18)
2015 - R6 (Commenced July 31, 2015)	23.90	0.06		(0.10)	(0.04)	—
2014 - A	18.05	0.12		3.54	3.66	(0.14)
2014 - C	16.51	(0.02)		3.23	3.21	(0.05)
2014 - Institutional	18.59	0.21		3.62	3.83	(0.20)
2014 - Service	17.81	0.18		3.42	3.60	—
2014 - IR	17.88	0.14		3.52	3.66	(0.18)
2014 - R	17.85	0.07		3.48	3.55	(0.15)
2013 - A	14.05	0.21	(e)	3.95	4.16	(0.16)
2013 - C	12.88	0.06	(e)	3.65	3.71	(0.08)
2013 - Institutional	14.48	0.27	(e)	4.07	4.34	(0.23)
2013 - Service	13.88	0.16	(e)	3.93	4.09	(0.16)
2013 - IR	13.95	0.22	(e)	3.93	4.15	(0.22)
2013 - R	13.97	0.11	(e)	3.97	4.08	(0.20)
2012 - A	12.60	0.12	(f)	1.47	1.59	(0.14)
2012 - C	11.57	0.01	(f)	1.35	1.36	(0.05)
2012 - Institutional	12.98	0.17	(f)	1.52	1.69	(0.19)
2012 - Service	12.47	0.10	(f)	1.47	1.57	(0.16)
2012 - IR	12.53	0.13	(f)	1.48	1.61	(0.19)
2012 - R	12.46	0.06	(f)	1.50	1.56	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$23.44	1.93%	$254,036	0.96%		1.15%		0.49%		254%
21.23	1.18	48,610	1.71		1.90		(0.25)		254
24.21	2.35	448,961	0.56		0.75		0.89		254
23.15	1.82	12,517	1.06		1.26		0.34		254
23.19	2.18	48,133	0.71		0.90		0.74		254
22.93	1.66	20,635	1.21		1.40		0.22		254
24.21	2.38	8,208	0.54		0.74		0.72		254
23.13	7.96	200,634	0.96		1.16		0.72		222
21.02	7.12	49,658	1.71		1.91		(0.05)		222
23.86	8.41	493,322	0.56		0.76		1.13		222
22.89	7.88	3,096	1.06		1.26		0.60		222
22.88	8.21	36,001	0.71		0.91		0.97		222
22.71	7.73	10,660	1.21		1.41		0.39		222
23.86	(0.17)	10	0.54	(d)	0.74	(d)	1.00	(d)	222
21.57	20.41	94,053	0.96		1.20		0.63		234
19.67	19.51	19,448	1.71		1.95		(0.12)		234
22.22	20.88	269,611	0.56		0.80		1.05		234
21.41	20.21	408	1.06		1.30		0.96		234
21.36	20.69	20,793	0.71		0.97		0.68		234
21.25	20.10	535	1.21		1.45		0.37		234
18.05	29.90	74,524	0.95		1.20		1.34	(e)	232
16.51	28.96	14,133	1.70		1.95		0.42	(e)	232
18.59	30.40	289,326	0.55		0.80		1.65	(e)	232
17.81	29.77	1,155	1.05		1.30		1.05	(e)	232
17.88	30.26	784	0.70		0.95		1.40	(e)	232
17.85	29.53	359	1.20		1.46		0.70	(e)	232
14.05	12.69	118,956	0.95		1.16		0.83	(f)	146
12.88	11.81	12,555	1.70		1.91		0.08	(f)	146
14.48	13.18	311,286	0.55		0.76		1.23	(f)	146
13.88	12.67	963	1.05		1.26		0.73	(f)	146
13.95	12.96	667	0.70		0.90		0.95	(f)	146
13.97	12.50	127	1.20		1.39		0.39	(f)	146

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$16.92	$0.23		$0.33		$0.56	$(0.21)
2016 - C	16.78	0.10		0.33		0.43	(0.09)
2016 - Institutional	16.91	0.29		0.32		0.61	(0.27)
2016 - Service	16.99	0.21		0.33		0.54	(0.19)
2016 - IR	16.88	0.26		0.33		0.59	(0.25)
2016 - R	16.84	0.18		0.33		0.51	(0.17)
2016 - R6	16.90	0.29		0.34		0.63	(0.28)
2015 - A	16.86	0.24		0.06		0.30	(0.24)
2015 - C	16.71	0.11		0.07		0.18	(0.11)
2015 - Institutional	16.85	0.31		0.06		0.37	(0.31)
2015 - Service	16.92	0.22		0.07		0.29	(0.22)
2015 - IR	16.81	0.27		0.08		0.35	(0.28)
2015 - R	16.81	0.18		0.08		0.26	(0.23)
2015 - R6 (Commenced July 31, 2015)	17.23	0.07		(0.32)		(0.25)	(0.08)
2014 - A	14.75	0.16		2.10		2.26	(0.15)
2014 - C	14.63	0.04		2.08		2.12	(0.04)
2014 - Institutional	14.74	0.22		2.11		2.33	(0.22)
2014 - Service	14.81	0.14		2.11		2.25	(0.14)
2014 - IR	14.72	0.21		2.08		2.29	(0.20)
2014 - R	14.71	0.08		2.13		2.21	(0.11)
2013 - A	11.49	0.25	(e)	3.22		3.47	(0.21)
2013 - C	11.40	0.12	(e)	3.23		3.35	(0.12)
2013 - Institutional	11.48	0.28	(e)	3.25		3.53	(0.27)
2013 - Service	11.54	0.21	(e)	3.26		3.47	(0.20)
2013 - IR	11.47	0.23	(e)	3.27		3.50	(0.25)
2013 - R	11.46	0.16	(e)	3.28		3.44	(0.19)
2012 - A	10.19	0.17		1.29	(f)	1.46	(0.16)
2012 - C	10.11	0.09		1.29	(f)	1.38	(0.09)
2012 - Institutional	10.18	0.21		1.30	(f)	1.51	(0.21)
2012 - Service	10.23	0.17		1.29	(f)	1.46	(0.15)
2012 - IR	10.17	0.19		1.30	(f)	1.49	(0.19)
2012 - R	10.17	0.13		1.30	(f)	1.43	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.32% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share. Excluding such payment, the total return would have been 14.34%, 13.51%, 13.55%, 14.81%, 14.28%, and 14.67%, respectively.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$17.27	3.35%		$60,942	0.96%		1.15%		1.36%		229%
17.12	2.56		13,437	1.71		1.90		0.61		229
17.25	3.69		341,830	0.56		0.75		1.73		229
17.34	3.22		6,014	1.06		1.24		1.27		229
17.22	3.57		9,947	0.71		0.90		1.56		229
17.18	3.08		1,877	1.21		1.40		1.07		229
17.25	3.76		10	0.54		0.74		1.77		229
16.92	1.82		62,150	0.96		1.12		1.39		221
16.78	1.11		15,658	1.71		1.87		0.64		221
16.91	2.24		296,403	0.56		0.72		1.81		221
16.99	1.77		7,271	1.06		1.22		1.29		221
16.88	2.14		5,425	0.71		0.87		1.60		221
16.84	1.56		1,270	1.21		1.37		1.07		221
16.90	(1.41)		10	0.58	(d)	0.74	(d)	1.62	(d)	221
16.86	15.42		62,704	0.96		1.14		1.00		222
16.71	14.50		16,567	1.71		1.89		0.25		222
16.85	15.89		389,534	0.56		0.74		1.39		222
16.92	15.24		6,062	1.06		1.24		0.91		222
16.81	15.62		5,238	0.71		0.88		1.27		222
16.81	15.13		332	1.21		1.39		0.49		222
14.75	30.54		52,993	0.95		1.14		1.95	(e)	221
14.63	29.61		13,723	1.70		1.90		0.91	(e)	221
14.74	31.13		245,662	0.55		0.75		2.21	(e)	221
14.81	30.40		5,061	1.05		1.25		1.64	(e)	221
14.72	30.88		293	0.71		0.91		1.72	(e)	221
14.71	30.25		79	1.20		1.40		1.23	(e)	221
11.49	14.44	(f)	107,535	0.95		1.11		1.53		135
11.40	13.65	(f)	11,018	1.70		1.86		0.77		135
11.48	14.91	(f)	337,650	0.55		0.71		1.91		135
11.54	14.38	(f)	5,117	1.05		1.21		1.48		135
11.47	14.77	(f)	128	0.70		0.86		1.74		135
11.46	14.08	(f)	33	1.20		1.36		1.18		135

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$19.10	$0.08		$0.58		$0.66	$(0.03)
2016 - C	16.81	(0.05)		0.49		0.44	—
2016 - Institutional	19.84	0.17		0.57		0.74	(0.11)
2016 - Service	18.82	0.06		0.56		0.62	—
2016 - IR	19.02	0.09		0.59		0.68	(0.09)
2016 - R	18.78	0.03		0.55		0.58	— (d)
2016 - R6	19.84	0.17		0.58		0.75	(0.12)
2015 - A	18.25	0.03		0.82		0.85	—
2015 - C	16.18	(0.10)		0.73		0.63	—
2015 - Institutional	18.94	0.11		0.86		0.97	(0.07)
2015 - Service	18.00	0.02		0.80		0.82	—
2015 - IR	18.14	0.06		0.84		0.90	(0.02)
2015 - R	17.98	(0.02)		0.82		0.80	—
2015 - R6 (Commenced July 31, 2015)	20.22	0.02		(0.40)		(0.38)	—
2014 - A	16.86	0.01		1.52		1.53	(0.14)
2014 - C	15.01	(0.11)		1.36		1.25	(0.08)
2014 - Institutional	17.48	0.09		1.57		1.66	(0.20)
2014 - Service	16.64	(0.01)		1.50		1.49	(0.13)
2014 - IR	16.70	0.08		1.48		1.56	(0.12)
2014 - R	16.67	(0.03)		1.49		1.46	(0.15)
2013 - A	12.93	0.20	(f)	3.75		3.95	(0.02)
2013 - C	11.57	0.06	(f)	3.38		3.44	—
2013 - Institutional	13.42	0.25	(f)	3.91		4.16	(0.10)
2013 - Service	12.78	0.17	(f)	3.72		3.89	(0.03)
2013 - IR	12.83	0.23	(f)	3.72		3.95	(0.08)
2013 - R	12.81	0.03	(f)	3.86		3.89	(0.03)
2012 - A	12.06	0.01	(g)	0.96	(h)	0.97	(0.10)
2012 - C	10.81	(0.07	)(g)	0.86	(h)	0.79	(0.03)
2012 - Institutional	12.53	0.07	(g)	0.98	(h)	1.05	(0.16)
2012 - Service	11.94	0.01	(g)	0.94	(h)	0.95	(0.11)
2012 - IR	12.00	0.05	(g)	0.94	(h)	0.99	(0.16)
2012 - R	11.97	(0.01	)(g)	0.94	(h)	0.93	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.85% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 7.71%, 6.95%, 6.89%, 8.17%, 7.63%, 8.02%, and 7.44%, respectively.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.73	3.44%		$31,733	1.25%		1.49%		0.43%		144%
17.25	2.61		12,133	2.00		2.24		(0.32)		144
20.47	3.77		176,644	0.85		1.08		0.84		144
19.44	3.29		651	1.35		1.59		0.31		144
19.61	3.63		7,462	0.99		1.22		0.45		144
19.36	3.11		9,954	1.50		1.74		0.18		144
20.47	3.81		35	0.83		1.06		0.85		144
19.10	4.66		34,680	1.26		1.47		0.15		127
16.81	3.89		14,153	2.01		2.22		(0.60)		127
19.84	5.13		81,067	0.86		1.07		0.57		127
18.82	4.56		959	1.36		1.58		0.12		127
19.02	4.99		1,119	1.01		1.23		0.32		127
18.78	4.45		8,986	1.51		1.72		(0.11)		127
19.84	(1.88)		10	0.86	(e)	1.06	(e)	0.38	(e)	127
18.25	9.16		40,458	1.27		1.51		0.07		130
16.18	8.33		15,348	2.02		2.26		(0.68)		130
18.94	9.58		119,013	0.87		1.11		0.47		130
18.00	9.02		1,769	1.37		1.60		(0.04)		130
18.14	9.39		448	1.02		1.24		0.47		130
17.98	8.83		8,126	1.52		1.76		(0.18)		130
16.86	30.64		42,607	1.26		1.46		1.39	(f)	151
15.01	29.73		16,202	2.01		2.21		0.45	(f)	151
17.48	31.18		134,276	0.86		1.06		1.61	(f)	151
16.64	30.55		2,514	1.36		1.56		1.13	(f)	151
16.70	30.94		1,767	1.01		1.21		1.62	(f)	151
16.67	30.39		7,450	1.51		1.73		0.18	(f)	151
12.93	8.04	(h)	49,863	1.25		1.46		0.15	(g)	125
11.57	7.26	(h)	12,487	2.00		2.21		(0.57	)(g)	125
13.42	8.49	(h)	123,556	0.85		1.06		0.55	(g)	125
12.78	7.97	(h)	2,133	1.35		1.56		0.10	(g)	125
12.83	8.36	(h)	5,389	1.00		1.21		0.43	(g)	125
12.81	7.78	(h)	357	1.50		1.71		(0.05	)(g)	125

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$31.15	$—	(f)	$(0.12	)(i)	$(0.12)	$—	$(2.69)	$(2.69)
2016 - C	25.61	(0.16)		(0.12	)(i)	(0.28)	—	(2.69)	(2.69)
2016 - Institutional	35.46	0.13		(0.14	)(i)	(0.01)	—	(2.69)	(2.69)
2016 - IR	31.68	0.01		(0.07	)(i)	(0.06)	—	(2.69)	(2.69)
2016 - R	30.37	(0.06)		(0.13	)(i)	(0.19)	—	(2.69)	(2.69)
2016 - R6	35.46	0.13		(0.12	)(i)	0.01	—	(2.69)	(2.69)
2015 - A	31.17	(0.10)		1.87		1.77	—	(1.79)	(1.79)
2015 - C	26.12	(0.28)		1.56		1.28	—	(1.79)	(1.79)
2015 - Institutional	35.10	0.02		2.13		2.15	—	(1.79)	(1.79)
2015 - IR	31.59	(0.04)		1.92		1.88	—	(1.79)	(1.79)
2015 - R	30.51	(0.18)		1.83		1.65	—	(1.79)	(1.79)
2015 - R6 (Commenced July 31, 2015)	36.95	(0.01)		(1.48)		(1.49)	—	—	—
2014 - A	31.10	(0.10)		2.67		2.57	—	(2.50)	(2.50)
2014 - C	26.64	(0.27)		2.25		1.98	—	(2.50)	(2.50)
2014 - Institutional	34.59	0.01		3.00		3.01	—	(2.50)	(2.50)
2014 - IR	31.41	(0.04)		2.72		2.68	—	(2.50)	(2.50)
2014 - R	30.56	(0.19)		2.64		2.45	—	(2.50)	(2.50)
2013 - A	23.40	0.18	(e)	7.70		7.88	(0.18)	—	(0.18)
2013 - C	20.09	(0.03	)(e)	6.63		6.60	(0.05)	—	(0.05)
2013 - Institutional	26.01	0.29	(e)	8.57		8.86	(0.28)	—	(0.28)
2013 - IR	23.64	0.18	(e)	7.83		8.01	(0.24)	—	(0.24)
2013 - R	23.08	—	(e)(f)	7.68		7.68	(0.20)	—	(0.20)
2012 - A	21.22	0.04	(g)	2.14	(h)	2.18	—	—	—
2012 - C	18.35	(0.11	)(g)	1.85	(h)	1.74	—	—	—
2012 - Institutional	23.49	0.15	(g)	2.37	(h)	2.52	—	—	—
2012 - IR	21.39	0.03	(g)	2.22	(h)	2.25	—	—	—
2012 - R	20.98	(0.01	)(g)	2.11	(h)	2.10	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.65% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.51% of average net assets.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.11 per share. Excluding such payment, the total return would have been 9.73%, 8.82%, 8.86%, 10.23%, 9.98% and 9.46%, respectively.
(i)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$28.34	(0.37)%		$65,195	1.25%		1.51%		—%		139%
22.64	(1.14)		7,420	2.00		2.26		(0.74)		139
32.76	0.01		91,248	0.85		1.11		0.40		139
28.93	(0.15)		47,826	1.00		1.23		0.04		139
27.49	(0.63)		3,689	1.50		1.76		(0.21)		139
32.78	0.07		6,667	0.83		1.06		0.40		139
31.15	5.95		43,647	1.26		1.60		(0.33)		145
25.61	5.18		7,964	2.01		2.36		(1.06)		145
35.46	6.39		64,023	0.86		1.20		0.06		145
31.68	6.24		4,683	1.01		1.33		(0.12)		145
30.37	5.67		2,299	1.51		1.85		(0.60)		145
35.46	(4.03)		10	0.85	(d)	1.16	(d)	(0.07	)(d)	145
31.17	8.74		32,390	1.30		1.86		(0.33)		162
26.12	7.96		7,124	2.05		2.61		(1.08)		162
35.10	9.15		30,166	0.90		1.47		0.02		162
31.59	9.02		1,269	1.05		1.62		(0.12)		162
30.51	8.48		847	1.54		2.09		(0.63)		162
31.10	33.98		30,803	1.30		1.93		0.67	(e)	163
26.64	32.92		7,402	2.05		2.68		(0.12	)(e)	163
34.59	34.48		14,171	0.90		1.53		0.96	(e)	163
31.41	34.25		639	1.05		1.71		0.62	(e)	163
30.56	33.60		209	1.55		2.18		(0.01	)(e)	163
23.40	10.24	(h)	25,662	1.25		1.96		0.16	(g)	116
20.09	9.46	(h)	5,247	2.00		2.71		(0.59	)(g)	116
26.01	10.70	(h)	7,733	0.85		1.55		0.57	(g)	116
23.64	10.49	(h)	176	1.00		1.70		0.12	(g)	116
23.08	9.98	(h)	30	1.50		2.20		(0.08	)(g)	116

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$38.37	$0.28		$2.55	$2.83	$(0.29)	$(2.05)	$(2.34)
2016 - C	29.75	0.01		1.92	1.93	(0.10)	(2.05)	(2.15)
2016 - Institutional	48.06	0.55		3.23	3.78	(0.44)	(2.05)	(2.49)
2016 - IR	38.31	0.37		2.54	2.91	(0.39)	(2.05)	(2.44)
2016 - R	37.99	0.20		2.50	2.70	(0.32)	(2.05)	(2.37)
2016 - R6	48.07	0.55		3.23	3.78	(0.45)	(2.05)	(2.50)
2015 - A	38.89	0.30		(0.09)	0.21	(0.14)	(0.59)	(0.73)
2015 - C	30.40	—		(0.06)	(0.06)	—	(0.59)	(0.59)
2015 - Institutional	48.49	0.55		(0.10)	0.45	(0.29)	(0.59)	(0.88)
2015 - IR	38.84	0.39		(0.10)	0.29	(0.23)	(0.59)	(0.82)
2015 - R	38.50	0.14		(0.04)	0.10	(0.02)	(0.59)	(0.61)
2015 - R6 (Commenced July 31, 2015)	48.87	0.10		(0.90)	(0.80)	—	—	—
2014 - A	35.97	0.15		2.95	3.10	(0.18)	—	(0.18)
2014 - C	28.20	(0.10)		2.31	2.21	(0.01)	—	(0.01)
2014 - Institutional	44.76	0.38		3.67	4.05	(0.32)	—	(0.32)
2014 - IR	35.92	0.25		2.94	3.19	(0.27)	—	(0.27)
2014 - R	35.62	0.07		2.92	2.99	(0.11)	—	(0.11)
2013 - A	28.75	0.42	(e)	7.12	7.54	(0.32)	—	(0.32)
2013 - C	22.62	0.15	(e)	5.60	5.75	(0.17)	—	(0.17)
2013 - Institutional	35.67	0.69	(e)	8.84	9.53	(0.44)	—	(0.44)
2013 - IR	28.75	0.49	(e)	7.11	7.60	(0.43)	—	(0.43)
2013 - R	28.54	0.31	(e)	7.09	7.40	(0.32)	—	(0.32)
2012 - A	26.36	0.22	(f)	2.31 (g)	2.53	(0.14)	—	(0.14)
2012 - C	20.79	—	(f)(h)	1.83 (g)	1.83	—	—	—
2012 - Institutional	32.66	0.47	(f)	2.79 (g)	3.26	(0.25)	—	(0.25)
2012 - IR	26.40	0.31	(f)	2.28 (g)	2.59	(0.24)	—	(0.24)
2012 - R	26.21	0.15	(f)	2.30 (g)	2.45	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.20 per share and 0.65% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.33% of average net assets.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.07 per share. Excluding such payment, the total return would have been 9.34%, 8.35%, 8.44%, 9.81%, 9.55% and 9.09%, respectively.
(h)	Amount is less than $0.005 per share.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$38.86	7.99%		$91,210	1.25%		1.54%		0.78%		129%
29.53	7.15		15,224	2.00		2.29		0.03		129
49.35	8.41		21,717	0.85		1.14		1.19		129
38.78	8.26		1,925	1.00		1.29		1.02		129
38.32	7.72		5,762	1.50		1.79		0.55		129
49.35	8.41		11	0.84		1.14		1.18		129
38.37	0.53		93,151	1.25		1.52		0.76		133
29.75	(0.21)		16,416	2.00		2.27		0.01		133
48.06	0.93		21,036	0.85		1.12		1.13		133
38.31	0.76		1,774	1.00		1.27		1.00		133
37.99	0.27		4,992	1.51		1.77		0.36		133
48.07	(1.64)		10	0.83	(d)	1.09	(d)	0.83	(d)	133
38.89	8.66		96,094	1.27		1.59		0.41		114
30.40	7.84		18,994	2.02		2.34		(0.34)		114
48.49	9.12		15,973	0.87		1.20		0.81		114
38.84	8.94		1,788	1.02		1.35		0.66		114
38.50	8.40		1,176	1.52		1.84		0.18		114
35.97	26.54		99,381	1.26		1.54		1.32	(e)	141
28.20	25.63		19,416	2.00		2.29		0.58	(e)	141
44.76	27.05		12,204	0.86		1.13		1.74	(e)	141
35.92	26.91		1,310	1.01		1.29		1.53	(e)	141
35.62	26.21		1,154	1.51		1.79		0.96	(e)	141
28.75	9.60	(g)	87,084	1.25		1.52		0.79	(f)	85
22.62	8.78	(g)	17,808	2.00		2.27		0.04	(f)	85
35.67	10.02	(g)	12,310	0.85		1.11		1.30	(f)	85
28.75	9.82	(g)	455	1.00		1.26		1.11	(f)	85
28.54	9.35	(g)	699	1.50		1.75		0.52	(f)	85

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$41.46	$0.38		$0.49		$0.87	$(0.38)	$(1.19)	$(1.57)
2016 - C	37.88	0.08		0.44		0.52	(0.11)	(1.19)	(1.30)
2016 - Institutional	42.60	0.54		0.52		1.06	(0.55)	(1.19)	(1.74)
2016 - Service	41.37	0.33		0.50		0.83	(0.41)	(1.19)	(1.60)
2016 - IR	41.13	0.45		0.50		0.95	(0.50)	(1.19)	(1.69)
2016 - R	40.91	0.27		0.49		0.76	(0.36)	(1.19)	(1.55)
2016 - R6	42.60	0.56		0.50		1.06	(0.56)	(1.19)	(1.75)
2015 - A	40.20	0.43		1.12		1.55	(0.29)	—	(0.29)
2015 - C	36.78	0.11		1.03		1.14	(0.04)	—	(0.04)
2015 - Institutional	41.29	0.60		1.16		1.76	(0.45)	—	(0.45)
2015 - Service	40.12	0.36		1.15		1.51	(0.26)	—	(0.26)
2015 - IR	39.89	0.51		1.13		1.64	(0.40)	—	(0.40)
2015 - R	39.80	0.26		1.18		1.44	(0.33)	—	(0.33)
2015 - R6 (Commenced July 15, 2016)	43.19	0.14		(0.73)		(0.59)	—	—	—
2014 - A	34.52	0.33		5.71		6.04	(0.36)	—	(0.36)
2014 - C	31.63	0.05		5.24		5.29	(0.14)	—	(0.14)
2014 - Institutional	35.44	0.49		5.86		6.35	(0.50)	—	(0.50)
2014 - Service	34.44	0.29		5.71		6.00	(0.32)	—	(0.32)
2014 - IR	34.26	0.42		5.67		6.09	(0.46)	—	(0.46)
2014 - R	34.16	0.23		5.67		5.90	(0.26)	—	(0.26)
2013 - A	26.80	0.44		7.68		8.12	(0.40)	—	(0.40)
2013 - C	24.59	0.19		7.07		7.26	(0.22)	—	(0.22)
2013 - Institutional	27.51	0.53		7.91		8.44	(0.51)	—	(0.51)
2013 - Service	26.76	0.41		7.65		8.06	(0.38)	—	(0.38)
2013 - IR	26.62	0.45		7.67		8.12	(0.48)	—	(0.48)
2013 - R	26.58	0.36		7.61		7.97	(0.39)	—	(0.39)
2012 - A	24.21	0.33	(e)	2.70	(f)	3.03	(0.44)	—	(0.44)
2012 - C	22.25	0.13	(e)	2.48	(f)	2.61	(0.27)	—	(0.27)
2012 - Institutional	24.82	0.44	(e)	2.77	(f)	3.21	(0.52)	—	(0.52)
2012 - Service	24.14	0.30	(e)	2.70	(f)	3.00	(0.38)	—	(0.38)
2012 - IR	24.08	0.37	(e)	2.69	(f)	3.06	(0.52)	—	(0.52)
2012 - R	23.98	0.22	(e)	2.73	(f)	2.95	(0.35)	—	(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.23% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 12.61%, 11.75%, 11.75%, 13.08%, 12.50%, 12.87%, and 12.33%, respectively.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$40.76	2.25%		$251,466	0.96%		1.18%		0.96%		213%
37.10	1.48		31,377	1.71		1.93		0.21		213
41.92	2.66		177,412	0.56		0.78		1.33		213
40.60	2.15		5,473	1.06		1.28		0.83		213
40.39	2.48		18,322	0.71		0.93		1.13		213
40.12	1.99		30,341	1.21		1.43		0.70		213
41.91	2.66		60	0.55		0.77		1.36		213
41.46	3.86		272,738	0.96		1.17		1.04		224
37.88	3.09		37,811	1.71		1.92		0.28		224
42.60	4.27		121,863	0.56		0.77		1.42		224
41.37	3.75		3,344	1.06		1.27		0.86		224
41.13	4.12		4,615	0.71		0.92		1.24		224
40.91	3.58		27,685	1.21		1.42		0.64		224
42.60	(1.37)		10	0.55	(d)	0.74	(d)	1.37	(d)	224
40.20	17.67		275,574	0.97		1.21		0.88		222
36.78	16.80		36,503	1.72		1.96		0.13		222
41.29	18.14		105,300	0.57		0.81		1.27		222
40.12	17.57		1,132	1.07		1.31		0.78		222
39.89	17.98		1,003	0.72		0.96		1.13		222
39.80	17.42		457	1.22		1.46		0.63		222
34.52	30.75		256,626	0.95		1.21		1.46		203
31.63	29.78		34,143	1.70		1.96		0.70		203
35.44	31.27		64,809	0.56		0.82		1.70		203
34.44	30.57		1,020	1.05		1.31		1.37		203
34.26	31.06		546	0.71		0.97		1.48		203
34.16	30.42		343	1.20		1.46		1.19		203
26.80	12.69	(f)	239,796	0.95		1.20		1.31	(e)	121
24.59	11.84	(f)	30,979	1.70		1.95		0.55	(e)	121
27.51	13.16	(f)	33,613	0.55		0.80		1.69	(e)	121
26.76	12.58	(f)	1,036	1.05		1.30		1.18	(e)	121
26.62	12.96	(f)	198	0.70		0.95		1.45	(e)	121
26.58	12.42	(f)	336	1.20		1.44		0.85	(e)	121

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, IR, R and R6	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, IR, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Government Fund (“Underlying Funds”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2016:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$14,431,688	$—	$—
North America	804,698,015	—	—
Investment Company	7,929,150	—	—
Securities Lending Reinvestment Vehicle	1,885,575	—	—
Total	$828,944,428	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(7,866)	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$15,868,359	$—	$—
North America	409,802,895	—	—
Investment Company	3,571,370	—	—
Total	$429,242,624	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(137,778)	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$909,322	$—	$—
North America	231,516,458	—	—
Investment Company	2,983,493	—	—
Securities Lending Reinvestment Vehicle	5,850,847	—	—
Total	$241,260,120	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(222,506)	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$500,123	$—	$—
Europe	2,300,646	—	—
North America	211,672,766	—	45,262
Investment Company	4,676,926	—	—
Securities Lending Reinvestment Vehicle	6,824,350	—	—
Total	$225,974,811	$—	$45,262

Derivative Type
Liabilities(b)
Futures Contracts	$(59,933)	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$395,052	$—	$—
North America	131,884,317	—	—
Investment Company	1,659,749	—	—
Securities Lending Reinvestment Vehicle	2,354,525	—	—
Total	$136,293,643	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE INSIGHTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(b)
Futures Contracts	$(40,600)	$—	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$16,750,480	$—	$—
North America	486,138,477	—	—
Investment Company	4,745,871	—	—
Total	$507,634,828	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(144,857)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statements of Assets and Liabilities	Liabilities(a)
Equity	Large Cap Growth Insights	Variation margin on certain derivative contracts	$(7,866)
Equity	Large Cap Value Insights	Variation margin on certain derivative contracts	(137,778)
Equity	Small Cap Equity Insights	Variation margin on certain derivative contracts	(222,506)
Equity	Small Cap Growth Insights	Variation margin on certain derivative contracts	(59,933)
Equity	Small Cap Value Insights	Variation margin on certain derivative contracts	(40,600)
Equity	U.S. Equity Insights	Variation margin on certain derivative contracts	(144,857)

(a)	Includes unrealized gain (loss) on futures described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$693,327	$(606,921)	137
Equity	Large Cap Value Insights	838,754	(335,335)	56
Equity	Small Cap Equity Insights	1,190,757	(238,445)	46
Equity	Small Cap Growth Insights	213,007	(147,484)	25
Equity	Small Cap Value Insights	231,919	(49,001)	21
Equity	U.S. Equity Insights	908,807	(568,167)	74

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.52%
Large Cap Value Insights	0.60	0.54	0.51	0.50	0.49	0.60	0.52
Small Cap Equity Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.80
Small Cap Growth Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.81
Small Cap Value Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.80
U.S. Equity Insights	0.65	0.59	0.56	0.55	0.54	0.65	0.52

*	GSAM has agreed to waive a portion of its management fees in order to achieve effective net management fee rates, as defined in the Funds’ prospectus. These arrangements will remain in effect through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees. These management fee waivers may be modified or terminated by GSAM at its discretion and without shareholder approval after such date, although GSAM does not presently intend to do so. Prior to February 26, 2016, the effective net management rates for the Small Cap Equity Insights and Small Cap Value Insights Funds were 0.82% and 0.81% respectively. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended October 31, 2016, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights Fund	$2,485
Large Cap Value Insights Fund	945
Small Cap Equity Insights Fund	1,220
Small Cap Growth Insights Fund	1,041
Small Cap Value Insights Fund	289
U.S. Equity Insights Fund	1,626

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$25,234	$—
Large Cap Value Insights	7,187	854
Small Cap Equity Insights	1,910	702
Small Cap Growth Insights	2,207	11
Small Cap Value Insights	3,464	1
U.S. Equity Insights	9,909	906

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

net assets are 0.004%. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights Fund	$1,131,675	$517,042	$1,648,717
Large Cap Value Insights Fund	307,873	391,424	699,297
Small Cap Equity Insights Fund	83,014	342,635	425,649
Small Cap Growth Insights Fund	65,658	339,498	405,156
Small Cap Value Insights Fund	62,148	327,134	389,282
U.S. Equity Insights Fund	624,575	413,702	1,038,277

G.  Line of Credit Facility — As of October 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2016, Goldman Sachs earned $1,090, $789, $1,211, $944, $171 and $923 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of October 31, 2016, the following Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio
Large Cap Growth Insights	—%	5%	7%	6%	—%
Large Cap Value Insights	8	14	26	23	—
Small Cap Equity Insights	—	5	12	9	17

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class R6 Shares of the following Funds:

Fund	Class R6
Large Cap Value Insights	100%
Small Cap Equity Insights	29
Small Cap Value Insights	99
U.S. Equity Insights	17

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2016:

Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 10/31/16	Dividend Income
Large Cap Growth Insights Fund	—	$48,604,032	$(40,674,882)	$7,929,150	$4,599
Large Cap Value Insights Fund	—	21,023,633	(17,452,263)	3,571,370	1,800
Small Cap Equity Insights	—	36,133,878	(33,150,385)	2,983,493	2,257
Small Cap Growth Insights	—	21,624,878	(16,947,952)	4,676,926	1,968
Small Cap Value Insights	—	3,363,426	(1,703,677)	1,659,749	558
U.S. Equity Insights Fund	—	45,730,508	(40,984,637)	4,745,871	3,037

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$2,170,441,859	$2,129,064,544
Large Cap Value Insights	914,987,276	868,002,802
Small Cap Equity Insights	346,129,210	256,237,635
Small Cap Growth Insights	314,356,043	218,288,078
Small Cap Value Insights	167,585,222	177,370,200
U.S. Equity Insights	1,048,934,900	998,983,836

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2016, are reported under Investment Income on the Statements of Operations.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2016		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2016
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$871	$72	$846,225
Large Cap Value Insights	965	1,543	—
Small Cap Equity Insights	10,121	6,986	322,675
Small Cap Growth Insights	17,766	13,655	875,975
Small Cap Value Insights	3,619	4,283	176,150
U.S. Equity Insights	124	431	—

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Money Market Fund for the fiscal year ended October 31, 2016:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Large Cap Growth Insights	—	10,678,600	(10,678,600)	—	$—
Large Cap Value Insights	1,543,540	8,028,955	(9,572,495)	—	—
Small Cap Equity Insights	3,040,011	58,505,841	(61,545,852)	—	—
Small Cap Growth Insights	3,384,225	49,266,842	(52,651,067)	—	—
Small Cap Value Insights	3,158,375	26,725,428	(29,883,803)	—	—
U.S. Equity Insights	729,425	1,777,850	(2,507,275)	—	—

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2016:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Large Cap Growth Insights	—	3,673,200	(1,787,625)	1,885,575	$1,885,575
Large Cap Value Insights	—	735,525	(735,525)	—	—
Small Cap Equity Insights	—	11,393,940	(5,543,093)	5,850,847	5,850,847
Small Cap Growth Insights	—	10,975,801	(4,151,451)	6,842,350	6,824,350
Small Cap Value Insights	—	4,395,204	(2,040,679)	2,354,525	2,354,525
U.S. Equity Insights	—	—	—	—	—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distribution paid from:
Ordinary income	$5,998,791	$5,801,423	$546,095	$3,238,832	$1,827,012	$4,768,146
Net long-term capital gains	—	—	—	7,363,769	6,529,301	13,484,645
Total taxable distributions	$5,998,791	$5,801,423	$546,095	$10,602,601	$8,356,313	$18,252,791

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distribution paid from:
Ordinary income	$3,671,218	$7,737,765	$426,865	$—	$424,071	$3,562,323
Net long-term capital gains	—	—	—	4,119,103	2,180,611
Total taxable distributions	$3,671,218	$7,737,765	$426,865	$4,119,103	$2,604,682	$3,562,323
As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Undistributed ordinary income — net	$6,011,995	$598,373	$995,928	$249,445	$1,065,991	$10,197,215
Undistributed long-term capital gains	—	—	—	—	5,417,889	11,332,829
Total undistributed earnings	$6,011,995	$598,373	$995,928	$249,445	$6,483,880	$21,530,044
Capital loss carryforwards:(1)(2)
Expiring 2017	(42,164,626)	(295,670,461)	(69,518,735)	—	—	—
Perpetual Short-Term	—	—	—	(1,498,071)	—	—
Total capital loss carryforwards	$(42,164,626)	$(295,670,461)	$(69,518,735)	$(1,498,071)	$—	$—
Unrealized gains (losses) — net	10,679,382	(3,730,551)	(477,135)	2,518,242	6,320,615	17,780,097
Total accumulated earnings (losses) net	$(25,473,249)	$(298,802,639)	$(68,999,942)	$1,269,616	$12,804,495	$39,310,141

(1)	Expiration occurs on October 31 of the year indicated.
(2)	The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights utilized $40,306,332, $6,310,938 and $5,349,547, respectively, of capital losses in the current fiscal year.
(3)	The Large Cap Growth Insights Fund wrote off $174,784,735 of capital losses in the current fiscal year.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

8. TAX INFORMATION (continued)

As of October 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$818,265,046	$432,973,175	$241,737,255	$223,501,831	$129,973,028	$489,854,731
Gross unrealized gain	46,686,129	13,318,076	24,726,321	15,835,442	14,415,895	32,116,549
Gross unrealized loss	(36,006,747)	(17,048,627)	(25,203,456)	(13,317,200)	(8,095,280)	(14,336,452)
Net unrealized gains (losses)	$10,679,382	$(3,730,551)	$(477,135)	$2,518,242	$6,320,615	$17,780,097

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, differences in the tax treatment of underlying fund investments, and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from dividend redesignations, and differences in the tax treatment of passive foreign investment company investments, real estate investment trust investments and underlying fund investments, and capital loss carryforwards written off that cannot be utilized for tax purposes.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Large Cap Growth Insights	$(174,784,735)	$174,811,940	$(27,205)
Large Cap Value Insights	—	35,843	(35,843)
Small Cap Equity Insights	—	41,227	(41,227)
Small Cap Growth Insights	—	2,010	(2,010)
Small Cap Value Insights	—	(16,730)	16,730
U.S. Equity Insights	—	(43,649)	43,649

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,871,878	$111,616,202	6,980,525	$158,182,514
Reinvestment of distributions	44,935	1,011,487	29,769	663,856
Shares converted from Class B(a)	—	—	84,680	1,853,649
Shares redeemed	(2,754,157)	(62,665,876)	(2,780,922)	(61,357,303)
	2,162,656	49,961,813	4,314,052	99,342,716
Class B Shares(a)
Shares sold	—	—	1,430	28,727
Shares converted to Class A	—	—	(92,267)	(1,853,649)
Shares redeemed	—	—	(26,872)	(539,733)
	—	—	(117,709)	(2,364,655)
Class C Shares
Shares sold	592,108	12,247,011	1,668,170	34,397,515
Reinvestment of distributions	3,411	70,030	2,142	43,723
Shares redeemed	(668,123)	(13,729,680)	(297,232)	(6,075,919)
	(72,604)	(1,412,639)	1,373,080	28,365,319
Institutional Shares
Shares sold	14,545,738	340,385,079	16,236,775	370,091,930
Reinvestment of distributions	172,457	3,995,824	113,490	2,601,195
Shares redeemed	(16,847,504)	(399,944,447)	(7,807,696)	(179,500,970)
	(2,129,309)	(55,563,544)	8,542,569	193,192,155
Service Shares
Shares sold	571,723	13,002,820	129,202	2,926,882
Reinvestment of distributions	1,126	25,064	224	4,945
Shares redeemed	(167,522)	(3,819,711)	(13,229)	(296,508)
	405,327	9,208,173	116,197	2,635,319
Class IR Shares
Shares sold	1,406,369	32,214,043	1,604,319	35,541,423
Reinvestment of distributions	13,466	299,351	11,163	245,693
Shares redeemed	(918,003)	(20,653,052)	(1,015,414)	(22,474,490)
	501,832	11,860,342	600,068	13,312,626
Class R Shares
Shares sold	654,611	14,454,507	521,668	11,563,543
Reinvestment of distributions	1,024	22,608	358	7,860
Shares redeemed	(225,286)	(5,040,108)	(77,735)	(1,703,414)
	430,349	9,437,007	444,291	9,867,989
Class R6 Shares(b)
Shares sold	352,900	8,519,143	418	10,005
Reinvestment of distributions	4	88	—	—
Shares redeemed	(14,263)	(351,145)	—	(5)
	338,641	8,168,086	418	10,000
NET INCREASE	1,636,892	$31,659,238	15,272,966	$344,361,469

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,084,347	$18,061,628	902,296	$15,392,196
Reinvestment of distributions	40,809	678,235	49,079	819,032
Shares converted from Class B(a)	—	—	6,658	113,458
Shares redeemed	(1,268,220)	(20,762,429)	(1,005,320)	(17,091,804)
	(143,064)	(2,022,566)	(47,287)	(767,118)
Class B Shares(a)
Shares converted to Class A	—	—	(6,694)	(113,458)
Shares redeemed	—	—	(29,394)	(498,274)
	—	—	(36,088)	(611,732)
Class C Shares
Shares sold	186,109	3,051,426	235,997	3,989,634
Reinvestment of distributions	4,326	70,982	6,337	104,927
Shares redeemed	(338,548)	(5,542,854)	(300,441)	(5,066,530)
	(148,113)	(2,420,446)	(58,107)	(971,969)
Institutional Shares
Shares sold	7,966,936	134,725,679	4,901,399	82,201,640
Reinvestment of distributions	283,557	4,723,662	385,344	6,445,256
Shares redeemed	(5,968,082)	(97,125,090)	(10,882,262)	(184,786,985)
	2,282,411	42,324,251	(5,595,519)	(96,140,089)
Service Shares
Shares sold	81,528	1,340,192	183,049	3,146,866
Reinvestment of distributions	4,529	75,483	5,491	91,694
Shares redeemed	(167,144)	(2,823,184)	(118,827)	(2,023,233)
	(81,087)	(1,407,509)	69,713	1,215,327
Class IR Shares
Shares sold	469,915	7,825,428	313,549	5,305,827
Reinvestment of distributions	6,972	116,096	6,425	107,537
Shares redeemed	(220,579)	(3,737,471)	(310,210)	(5,271,427)
	256,308	4,204,053	9,764	141,937
Class R Shares
Shares sold	42,700	722,480	57,648	975,790
Reinvestment of distributions	562	9,330	387	6,328
Shares redeemed	(9,398)	(150,510)	(2,338)	(39,551)
	33,864	581,300	55,697	942,567
Class R6 Shares(b)
Shares sold	—	—	580	10,005
Reinvestment of distributions	10	162	3	46
Shares redeemed	—	—	—	(5)
	10	162	583	10,046
NET INCREASE (DECREASE)	2,200,329	$41,259,245	(5,601,244)	$(96,181,031)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Equity Insights Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	323,863	$6,101,412	466,697	$8,958,486
Reinvestment of distributions	2,490	45,983	—	—
Shares converted from Class B(a)	—	—	1,362	25,015
Shares redeemed	(533,055)	(9,848,556)	(869,634)	(16,742,214)
	(206,702)	(3,701,161)	(401,575)	(7,758,713)
Class B Shares(a)
Shares converted to Class A	—	—	(1,528)	(25,015)
Shares redeemed	—	—	(11,958)	(195,796)
	—	—	(13,486)	(220,811)
Class C Shares
Shares sold	145,057	2,399,687	135,642	2,304,561
Shares redeemed	(283,778)	(4,679,929)	(242,355)	(4,088,653)
	(138,721)	(2,280,242)	(106,713)	(1,784,092)
Institutional Shares
Shares sold	6,934,096	136,400,630	1,320,351	26,154,847
Reinvestment of distributions	25,392	484,997	21,563	411,859
Shares redeemed	(2,418,764)	(47,250,604)	(3,538,107)	(68,844,250)
	4,540,724	89,635,023	(2,196,193)	(42,277,544)
Service Shares
Shares sold	8,039	142,654	57,853	1,105,413
Shares redeemed	(25,558)	(448,418)	(105,174)	(1,938,964)
	(17,519)	(305,764)	(47,321)	(833,551)
Class IR Shares
Shares sold	365,604	6,939,445	48,785	949,246
Reinvestment of distributions	300	5,495	34	629
Shares redeemed	(44,280)	(857,475)	(14,659)	(275,001)
	321,624	6,087,465	34,160	674,874
Class R Shares
Shares sold	247,030	4,553,458	189,009	3,602,301
Reinvestment of distributions	135	2,444	—	—
Shares redeemed	(211,710)	(3,853,467)	(162,322)	(3,075,978)
	35,455	702,435	26,687	526,323
Class R6 Shares(b)
Shares sold	1,287	25,078	496	10,005
Reinvestment of distributions	3	59	—	—
Shares redeemed	(61)	(1,264)	(1)	(5)
	1,229	23,873	495	10,000
NET INCREASE (DECREASE)	4,536,090	$90,161,629	(2,703,946)	$(51,663,514)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,256,023	$34,420,142	545,679	$17,350,391
Reinvestment of distributions	132,878	3,757,782	64,770	1,925,847
Shares converted from Class B(a)	—	—	58,348	1,833,293
Shares redeemed	(489,404)	(13,725,489)	(306,789)	(9,648,220)
	899,497	24,452,435	362,008	11,461,311
Class B Shares(a)
Shares converted to Class A	—	—	(70,295)	(1,833,293)
Shares redeemed	—	—	(8,938)	(233,385)
	—	—	(79,233)	(2,066,678)
Class C Shares
Shares sold	105,278	2,387,599	74,499	1,948,046
Reinvestment of distributions	35,861	815,833	18,097	445,240
Shares redeemed	(124,443)	(2,724,829)	(54,287)	(1,413,619)
	16,696	478,603	38,309	979,667
Institutional Shares
Shares sold	1,524,472	49,642,434	1,138,272	41,373,091
Reinvestment of distributions	120,842	3,937,033	45,703	1,541,332
Shares redeemed	(665,765)	(21,096,434)	(237,885)	(8,362,847)
	979,549	32,483,033	946,090	34,551,576
Class IR Shares
Shares sold	1,634,389	47,410,064	315,493	10,368,520
Reinvestment of distributions	14,163	408,028	2,448	73,879
Shares redeemed	(143,235)	(4,105,874)	(210,284)	(6,241,716)
	1,505,317	43,712,218	107,657	4,200,683
Class R Shares
Shares sold	97,388	2,535,925	54,765	1,671,819
Reinvestment of distributions	5,362	147,444	1,324	38,480
Shares redeemed	(44,244)	(1,191,291)	(8,145)	(254,189)
	58,506	1,492,078	47,944	1,456,110
Class R6 Shares(b)
Shares sold	228,959	7,282,283	271	10,005
Reinvestment of distributions	22	728	—	—
Shares redeemed	(25,829)	(846,294)	—	(5)
	203,152	6,436,717	271	10,000
NET INCREASE	3,662,717	$109,055,084	1,423,046	$50,592,669

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	128,272	$4,710,758	134,243	$5,261,353
Reinvestment of distributions	157,232	5,565,515	48,801	1,870,547
Shares converted from Class B(a)	—	—	154,047	6,012,436
Shares redeemed	(366,024)	(13,352,248)	(380,194)	(14,892,445)
	(80,520)	(3,075,975)	(43,103)	(1,748,109)
Class B Shares(a)
Shares converted to Class A	—	—	(223,262)	(6,012,436)
Shares redeemed	—	—	(35,384)	(953,437)
	—	—	(258,646)	(6,965,873)
Class C Shares
Shares sold	32,823	927,337	19,470	593,064
Reinvestment of distributions	40,482	1,093,112	11,198	335,036
Shares redeemed	(109,692)	(3,073,143)	(103,611)	(3,148,417)
	(36,387)	(1,052,694)	(72,943)	(2,220,317)
Institutional Shares
Shares sold	118,044	5,404,699	166,189	8,136,287
Reinvestment of distributions	22,329	1,000,594	5,823	278,565
Shares redeemed	(138,007)	(6,072,680)	(63,746)	(3,074,349)
	2,366	332,613	108,266	5,340,503
Class IR Shares
Shares sold	22,772	832,806	23,922	941,810
Reinvestment of distributions	3,185	112,448	989	37,771
Shares redeemed	(22,604)	(837,149)	(24,651)	(957,187)
	3,353	108,105	260	22,394
Class R Shares
Shares sold	69,972	2,539,899	133,943	5,296,609
Reinvestment of distributions	8,221	287,780	375	14,252
Shares redeemed	(59,207)	(2,141,070)	(33,476)	(1,287,248)
	18,986	686,609	100,842	4,023,613
Class R6 Shares(b)
Shares sold	1	100	205	10,005
Reinvestment of distributions	12	516	—	—
Shares redeemed	—	—	—	(5)
	13	616	205	10,000
NET DECREASE	(92,189)	$(3,000,726)	(165,119)	$(1,537,789)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Equity Insights Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	334,884	$13,048,404	489,069	$20,148,539
Reinvestment of distributions	247,520	9,779,889	45,885	1,901,942
Shares converted from Class B(a)	—	—	75,598	3,085,169
Shares redeemed	(990,904)	(39,397,634)	(887,276)	(36,595,041)
	(408,500)	(16,569,341)	(276,724)	(11,459,391)
Class B Shares(a)
Shares converted to Class A	—	—	(80,912)	(3,085,169)
Shares redeemed	—	—	(61,227)	(2,334,656)
	—	—	(142,139)	(5,419,825)
Class C Shares
Shares sold	85,315	3,069,965	183,157	6,931,701
Reinvestment of distributions	31,570	1,140,209	834	31,814
Shares redeemed	(269,356)	(9,743,746)	(178,172)	(6,731,425)
	(152,471)	(5,533,572)	5,819	232,090
Institutional Shares
Shares sold	2,086,459	84,883,909	2,051,350	84,969,389
Reinvestment of distributions	126,138	5,110,348	34,827	1,478,041
Shares redeemed	(840,904)	(34,146,671)	(1,775,794)	(74,669,520)
	1,371,693	55,847,586	310,383	11,777,910
Service Shares
Shares sold	64,537	2,563,517	68,476	2,788,613
Reinvestment of distributions	2,888	113,703	85	3,524
Shares redeemed	(13,458)	(535,124)	(15,949)	(650,758)
	53,967	2,142,096	52,612	2,141,379
Class IR Shares
Shares sold	447,815	18,126,255	217,171	8,858,924
Reinvestment of distributions	5,398	211,040	259	10,626
Shares redeemed	(111,828)	(4,472,094)	(130,350)	(5,389,955)
	341,385	13,865,201	87,080	3,479,595
Class R Shares
Shares sold	300,867	11,680,907	821,845	34,109,333
Reinvestment of distributions	26,635	1,037,960	149	6,126
Shares redeemed	(247,960)	(9,521,591)	(156,732)	(6,388,751)
	79,542	3,197,276	665,262	27,726,708
Class R6 Shares(b)
Shares sold	1,197	50,163	232	10,005
Reinvestment of distributions	10	409	—	—
Shares redeemed	—	—	—	(5)
	1,207	50,572	232	10,000
NET INCREASE	1,286,823	$52,999,818	702,525	$28,488,466

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Domestic Equity Insights Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended October 31, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund				Small Cap Growth Insights Fund
Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*
Class A
Actual	$1,000.00	$1,036.70		$4.91	$1,000.00	$1,040.60		$4.92	$1,000.00	$1,056.80		$6.41	$1,000.00	$1,048.10		$6.44
Hypothetical 5% return	1,000.00	1,020.31	+	4.88	1,000.00	1,020.31	+	4.88	1,000.00	1,018.90	+	6.29	1,000.00	1,018.85	+	6.34
Class C
Actual	1,000.00	1,032.60		8.74	1,000.00	1,036.40		8.75	1,000.00	1,052.50		10.27	1,000.00	1,043.80		10.27
Hypothetical 5% return	1,000.00	1,016.54	+	8.67	1,000.00	1,016.54	+	8.67	1,000.00	1,015.13	+	10.08	1,000.00	1,015.08	+	10.13
Institutional
Actual	1,000.00	1,039.10		2.87	1,000.00	1,042.10		2.87	1,000.00	1,058.40		4.35	1,000.00	1,050.00		4.38
Hypothetical 5% return	1,000.00	1,022.32	+	2.85	1,000.00	1,022.32	+	2.85	1,000.00	1,020.91	+	4.27	1,000.00	1,020.86	+	4.32
Service
Actual	1,000.00	1,036.30		5.43	1,000.00	1,039.70		5.43	1,000.00	1,055.90		6.92	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,019.81	+	5.38	1,000.00	1,019.81	+	5.38	1,000.00	1,018.40	+	6.80	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,038.00		3.64	1,000.00	1,041.50		3.64	1,000.00	1,057.70		5.12	1,000.00	1,048.90		5.15
Hypothetical 5% return	1,000.00	1,021.57	+	3.61	1,000.00	1,021.57	+	3.61	1,000.00	1,020.16	+	5.03	1,000.00	1,020.11	+	5.08
Class R
Actual	1,000.00	1,035.70		6.19	1,000.00	1,038.90		6.20	1,000.00	1,055.00		7.70	1,000.00	1,046.40		7.72
Hypothetical 5% return	1,000.00	1,019.05	+	6.14	1,000.00	1,019.05	+	6.14	1,000.00	1,017.65	+	7.56	1,000.00	1,017.60	+	7.61
Class R6
Actual	1,000.00	1,039.10		2.77	1,000.00	1,042.10		2.87	1,000.00	1,058.40		4.24	1,000.00	1,050.30		4.28
Hypothetical 5% return	1,000.00	1,022.42	+	2.75	1,000.00	1,022.32	+	2.85	1,000.00	1,021.01	+	4.17	1,000.00	1,020.96	+	4.22

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended October 31, 2016 (Unaudited) (continued)

	Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*
Class A
Actual	$1,000.00	$1,069.10		$6.45	$1,000.00	$1,039.30		$4.92
Hypothetical 5% return	1,000.00	1,018.90	+	6.29	1,000.00	1,020.31	+	4.88
Class C
Actual	1,000.00	1,064.90		10.33	1,000.00	1,035.40		8.75
Hypothetical 5% return	1,000.00	1,015.13	+	10.08	1,000.00	1,016.54	+	8.67
Institutional
Actual	1,000.00	1,071.20		4.37	1,000.00	1,041.20		2.87
Hypothetical 5% return	1,000.00	1,020.91	+	4.27	1,000.00	1,022.32	+	2.85
Service
Actual	N/A	N/A		—	1,000.00	1,038.60		5.43
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.81	+	5.38
Class IR
Actual	1,000.00	1,070.40		5.15	1,000.00	1,040.40		3.64
Hypothetical 5% return	1,000.00	1,020.16	+	5.03	1,000.00	1,021.57	+	3.61
Class R
Actual	1,000.00	1,067.70		7.74	1,000.00	1,038.00		6.20
Hypothetical 5% return	1,000.00	1,017.65	+	7.56	1,000.00	1,019.05	+	6.14
Class R6
Actual	1,000.00	1,071.40		4.37	1,000.00	1,041.20		2.87
Hypothetical 5% return	1,000.00	1,020.91	+	4.27	1,000.00	1,022.32	+	2.85

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Large Cap Growth Insights+	0.96%	1.71%	0.56%	1.06%	0.71%	1.21%	0.54%
Large Cap Value Insights+	0.96	1.71	0.56	1.06	0.71	1.21	0.54
Small Cap Equity Insights+	1.25	2.00	0.85	1.35	0.99	1.50	0.83
Small Cap Growth Insights+	1.25	2.00	0.85	N/A	1.00	1.50	0.83
Small Cap Value Insights+	1.24	1.99	0.84	N/A	0.99	1.49	0.84
U.S. Equity Insights+	0.96	1.71	0.56	1.06	0.71	1.21	0.56

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Large Cap Growth Insights, Small Cap Equity Insights, and U.S. Equity Insights Funds); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights, Small Cap Equity Insights, and U.S. Equity Insights Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2016. They observed that the Large Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2016. They noted that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2016. The Trustees observed that the Small Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three, and five-year periods ended March 31, 2016. They noted that the Small Cap Value Insights Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. They observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the three- and five- periods and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2016. The Trustees also noted that the Funds had experienced certain portfolio management changes in the first quarter of 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Small Cap Growth Insights Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s/ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
First $1 billion	0.65%	0.60%	0.85%	0.85%	0.85%	0.65%
Next $1 billion	0.59	0.54	0.85	0.85	0.85	0.59
Next $3 billion	0.56	0.51	0.77	0.77	0.77	0.56
Next $3 billion	0.55	0.50	0.73	0.73	0.73	0.55
Over $8 billion	0.54	0.49	0.72	0.72	0.72	0.54

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted polices which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2016, 100%, 100%, 100%, 18.08%, 90.81% and 95.93% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2016, 100%, 100%, 100%, 17.28%, 86.93% and 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds designate $7,363,769, $6,529,301 and $13,484,645, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2016.

During the fiscal year ended October, 2016, the Small Cap Growth Insights and Small Cap Value Insights Funds designate $3,213,933 and $868,793, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 74922-TMPL-12/2016 DOMINSAR-16/55.2k

Goldman Sachs Funds

Annual Report	October 31, 2016

Fundamental Emerging Markets Equity Funds
Asia Equity
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental Emerging Markets Equity Funds

■	ASIA EQUITY

■	EMERGING MARKETS EQUITY

■	N-11 EQUITY

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	25

Financial Statements	34

Financial Highlights	38

Notes to Financial Statements	44

Report of Independent Registered Public Accounting Firm	58

Other Information	59

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to seek to identify its best investment ideas.

■	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India and Australia, focuses on long- term business and management quality

■	Proprietary, bottom-up research is the key driver of our investment process

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

■	The decision-making process includes active participation in frequent and regular research meetings

■	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■	Security selections are aligned with levels of investment conviction and risk-adjusted upside

■	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

■	Access to markets across emerging markets

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental Emerging

Markets Equity Funds

Market Review

Emerging markets equities rallied during the 12-month period ended October 31, 2016 (the “Reporting Period”). The MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “MSCI® EM Index”) posted a return of 9.24%.* Emerging markets equities significantly outpaced developed markets equities, as measured by the MSCI® Europe, Australasia, Far East (EAFE) Index, which returned -3.22% for the same time period.

There was broad emerging market “risk off” sentiment in November 2015, as the Reporting Period began, on a combination of Federal Reserve (“Fed”) interest rate hike concerns and disappointing macroeconomic data and negative news flow from China. When the Fed finally raised U.S. interest rates by 25 basis points in December 2015, the fairly dovish language in its statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment. (A basis point is 1/100th of a percentage point. Dovish language tends to suggest lower interest rates; opposite of hawkish.)

Emerging market equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Market sentiment improved in February 2016, and emerging market equities stabilized as global central banks set a more accommodative tone. For example, the Bank of Japan (“BoJ”) introduced negative interest rates in late January 2016 and the People’s Bank of China eased its monetary policy, while the Fed released dovish remarks in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and a commodity price rebound, helped to drive a strong recovery in emerging markets equities. Notably, the European Central Bank implemented heavy easing, cutting its deposit rate to -40 basis points and raising its monthly quantitative easing purchases. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. The Fed left rates unchanged but expressed less concern about market volatility and global economic growth, opening up the possibility of a June 2016 rate hike. However, global sentiment moderated near the end of April 2016, as the BoJ disappointed markets by not implementing additional monetary stimulus. Emerging market equities declined in May 2016, as they were affected by hawkish Fed minutes that resulted in U.S. dollar strength against emerging market currencies. Moreover, disappointing April 2016 economic data from China, which indicated a slowdown in both consumption and industrial activity, fueled investor concerns of an economic slowdown within the emerging markets more broadly. Markets around the world were dominated in June 2016 by the U.K.’s referendum decision to leave the European Union, popularly known as Brexit. Emerging market equities shrugged off the initial risk-off response and rebounded quickly, outperforming developed market equities.

In July 2016, emerging market equities were buoyed by rebounding risk appetite and expectations of easier monetary policy following Brexit. Moreover, China’s economic data indicated improving momentum. Emerging market equities continued their ascent in August 2016, as China performed better than consensus expectations on a robust earnings season and on encouraging consumption and industrial data. While investor concerns about an impending U.S. interest rate hike intensified after a strong July 2016 U.S. jobs report and Fed Chair Janet Yellen’s hawkish speech at Jackson Hole, there was limited impact on sentiment toward

*All	index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

emerging market equities, which rallied further. In September 2016, emerging market equities maintained their uptrend, as the Fed left interest rates unchanged amidst much anticipation, citing concerns over low inflation. In October 2016, despite the headwinds from a stronger U.S. dollar that resulted from hawkish Fed commentary and strong U.S. economic data, emerging market equities outperformed their developed market counterparts, led by Latin America.

Energy, materials and information technology were the best performing sectors in the MSCI® EM Index during the Reporting Period. Health care, industrials and telecommunication services were the weakest sectors in the MSCI® EM Index during the Reporting Period, the only three sectors in the MSCI® EM Index to post negative returns during the Reporting Period.

From a country perspective, Brazil, Hungary, Indonesia and Peru were by a wide margin the best performing individual country constituents of the MSCI® EM Index for the Reporting Period. Conversely, Greece was by far the weakest individual country constituent of the MSCI® EM Index during the Reporting Period, followed at some distance by Poland, Qatar, Turkey, the Czech Republic and Mexico, which also significantly lagged the MSCI® EM Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we believed global equities may still generate positive low to mid-single digit returns for calendar year 2016, as, in our view, they remain attractive compared to other asset classes offering lower or even negative returns.

Central banks appear to be realizing the limits of monetary policy, and attention is increasingly turning toward potential further fiscal expansion to stimulate economic growth. A potential transition from monetary to fiscal stimulus would likely be gradual, and we believe the environment of low interest rates, low economic growth and low returns may continue for some time. In that context, we believe equities still yield the best potential return prospects. Moreover, a backdrop of fiscal expansion should be positive for equities if it succeeds in stimulating economic growth, in our view. We also believe equities are better positioned than fixed income investments given increased risks of inflation, as seen potentially in virtually all forms of real assets, including infrastructure, real estate, timber, commodities and materials.

In our view, the outlook for emerging market equities is more encouraging than for many developed market equity markets. Emerging market equities have cumulatively underperformed developed market equities over the last five year, as investors fretted about issues ranging from China’s slowing industrial economy and frothy real estate markets to the potential impacts of plunging oil and commodity prices and rising U.S. interest rates. Since the beginning of 2016, we have believed that many of these risks were priced into emerging market equities. In our view, valuations on emerging market equities were undemanding, or inexpensive, while their growth premium was stabilizing. It appears to us that the outperformance of emerging market equities over developed market equities of the last several months of the Reporting Period coincided with some measurable signs of improvement in these factors. Emerging market equities have clearly responded positively to better Chinese economic data and a commodities rebound.

The rally in emerging market equities has been largely led by commodity-related stocks but, in our view, may broaden should earnings growth spread to other sectors, such as banks, which

3

MARKET REVIEW

were negatively affected by relatively high commodity exposure and other credit risks. Should commodity prices continue to recover, so should banks’ balance sheets, enabling them to increase lending to businesses across many industries as well as to consumers. At the end of the Reporting Period, we believed future earnings growth potential in the emerging markets already looked compelling compared to that in the developed markets.

We also continue to believe increasing consumption may be a significant long-term tailwind for emerging market equities, despite the weak backdrop for consumers in many emerging market countries seen during the Reporting Period. While current conditions and trends vary greatly between regions, we were observing some areas of improvement.

We also believe net inflows to emerging market equities may continue to support stock prices. In our view, investors are taking notice of improving fundamentals in the emerging markets and re-focusing on the higher alpha, or value, generation potential in the asset class.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

4

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 3.93%, 3.18%, 4.31% and 4.18%, respectively. These returns compare to the 6.57% average annual total return of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns but underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in South Korea and the Philippines and having an overweighted allocation to Vietnam detracted from the Fund’s relative results most during the Reporting Period. Stock selection in China/Hong Kong, India, Indonesia and Taiwan contributed most positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Hotel Shilla, Osstem Implant and Shinsegae.

Hotel Shilla operates hotels in South Korea’s capital Seoul as well as in popular tourist destination Jeju Island. It is also one of the nation’s top two duty-free shop operators. Its duty-free business depends critically on Chinese travelers. As geopolitical tensions between China and South Korea escalated on Terminal High Altitude Area Defense (“THAAD”) system deployment, territorial disputes and cultural influence, Chinese authorities officially pushed parties to limit travelers going to South Korea and unofficially limited the amount of shopping allowed in duty-free stores. (THAAD is designed to shoot down short, medium and intermediate ballistic missiles.) Further, promotional activities by Hotel Shilla surprised us both in length and in magnitude, as competitive pressure from newcomers was more intense than we expected.

Shares of Osstem Implant, a South Korean dental implant system manufacturer, performed weakly after the company reported below consensus second quarter 2016 earnings expectations, with both sales and operating profits missing estimates. Its sales were impacted primarily by a delay in the renewal of one of its Chinese subsidiary sales licenses.

Shinsegae, a new purchase for the Fund during the Reporting Period, is a South Korea-based department store franchise that retails food, clothing, household goods, electronics and other items through several branch stores. Its stock underperformed the Index during the Reporting Period. While its department store business segment reported results in line for most of the Reporting Period, its new business, a duty-free store opened in May 2016, experienced losses because of aggressive couponing and discounts. Chinese local bureaus reportedly issued an enforcement ordinance that is supposed to regulate local travel agencies to keep the numbers of travelers at 80% of the level seen in 2015. This has created negative investor sentiment toward South Korean companies, including Shinsegae, with any exposure to China.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Minth Group, Telekomunikasi and Chunghwa Precision Test Tech.

5

PORTFOLIO RESULTS

Minth, a new purchase for the Fund during the Reporting Period, is China’s leading supplier of decorative trim and car body structural parts. It has plants in the U.S., Europe and Asia. During the Reporting Period, we saw improvement in its margins after six years of contraction, with such better results driven largely by product mix improvement, a turnaround in its U.S. plant, new order wins from premium European brands, and expansion into the advanced driver assistance system business through a joint venture with Fujitsu. We expect the company to achieve solid overseas expansion in North America and Europe going forward given strong support from well-established partners, relationships with global brands and what we view as a healthy balance sheet.

Telekomunikasi is the largest telecommunications services company in Indonesia. Conditions were favorable for the telecommunications sector in Indonesia during the Reporting Period, with consumer growth continuing due to a lack of competition and regulatory pressures. Also, Indonesia still has very low penetration in third and fourth generation services. Smartphone penetration in Indonesia stands at only approximately 45%, and at the end of the Reporting Period, we believed that as smartphone usage increases, Telekomunikasi is poised to be a beneficiary.

Chunghwa Precision Test Tech manufactures printed circuit boards in Taiwan. During the Reporting Period, the company reported strong revenue growth along with better demand for its products. At the end of the Reporting Period, we expected demand growth to remain strong going forward, driven by faster technology migration. (Technology migration occurs when changes require an organization or company to switch to a different technology. This happens when it has outgrown its current systems or needs capabilities they can’t deliver.)

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were materials and health care, each driven primarily by weak stock selection. Having an overweight to the consumer discretionary sector, which lagged the Index during the Reporting Period, also hurt. At an individual stock level, the Fund’s positions in Kumho Petrochem, Osstem Implant and Hotel Shilla, the latter two of which were mentioned earlier, disappointed most in each sector respectively.

The sectors that contributed most positively to the Fund’s performance relative to the Index were industrials, consumer staples and telecommunication services, where stock selection in each boosted relative results. At an individual stock level, the Fund’s positions in Airports of Thailand, Kweichow Moutai and Telekomunikasi, the last of which was mentioned earlier, were the strongest positive contributors in each sector respectively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through participatory notes. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases already mentioned, we initiated a Fund position in Korean Air Lines. The company operates passenger and cargo transportation, aircraft maintenance and air catering. Its stock performed well since the date of Fund purchase on robust air travel demand and only mild competitive pressures. The potential risk of the company being forced to participate in the bailout plan of its subsidiary Hanjin Shipping also appeared to have abated with its Board approving collateralized loans to the subsidiary that were lower than expected by creditors.

Conversely, we exited the Fund’s position in Sino Biopharmaceutical in the Chinese health care sector. Sino Biopharmaceutical is an out-of-Index holding that is primarily engaged in the research and development, manufacturing and sales of a series of generic chemical drugs and is a market leader in drugs for hepatitis and cardio- cerebral diseases. Sino Biopharmaceutical experienced a slowdown in sales during the fourth quarter of 2015 to reduce inventory in the distribution channel. As such, we believe this heightened the risk of price-cutting pressures in its 2016 drug offerings. As a result, we sold the Fund’s position in the company.

Within the telecommunication services sector in China, we eliminated the Fund’s position in China Mobile, a company that operates as an investment holding company and, through its subsidiaries, offers mobile services using the global system for mobile communications (“GSM”) standard. China’s government is planning to issue new operation licenses to the China Broadcasting Network Company, which triggered concerns regarding competition. Further, China

6

PORTFOLIO RESULTS

Mobile showed slow growth of its fourth generation subscribers during the first quarter of 2016, increasing concerns about market share loss. The company did outperform the Index due to its defensive nature. However, given our view that we might see future share price pressures should China Mobile start to lose market share, we decided to sell the Fund’s position in the company.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to financials increased, and its allocation to consumer staples decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocations to India and Vietnam increased, and its exposure to China/Hong Kong and Indonesia decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no material changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to India compared to the Index and held an out-of-Index allocation to Vietnam. On the same date, the Fund had underweighted exposure relative to the Index to Taiwan, Singapore, Malaysia and China/Hong Kong and had rather neutral exposure relative to the Index in South Korea, Thailand, Indonesia and the Philippines.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary, health care, consumer staples and materials sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the information technology, telecommunication services, real estate and energy sectors and was relatively neutrally weighted compared to the Index in financials and industrials. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

7

FUND BASICS

Asia Equity Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI® (All Country) Asia ex-Japan Index[2]
Class A	3.93%	6.57%
Class C	3.18	6.57
Institutional	4.31	6.57
Class IR	4.18	6.57

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of September 30, 2016, the MSCI All Country Asia ex-Japan Index consisted of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. The series of returns reflected by the MSCI All Country Asia ex-Japan Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.02%	6.03%	3.64%	2.44%	7/8/94
Class C	12.43	6.45	3.43	1.70	8/15/97
Institutional	14.68	7.67	4.65	2.53	2/2/96
Class IR	14.56	N/A	N/A	3.96	2/28/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.55%	1.99%
Class C	2.30	2.76
Institutional	1.15	1.61
Class IR	1.30	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	5.9%	Software & Services	China
Samsung Electronics Co. Ltd.	5.3	Technology Hardware & Equipment	South Korea
AIA Group Ltd.	4.5	Insurance	Hong Kong
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8	Semiconductors & Semiconductor Equipment	Taiwan
Korean Air Lines Co. Ltd.	3.3	Transportation	South Korea
Hong Kong Exchanges & Clearing Ltd.	3.2	Diversified Financials	Hong Kong
China Merchants Bank Co. Ltd. Class H	2.7	Banks	China
Minth Group Ltd.	2.6	Automobiles & Components	China
Galaxy Entertainment Group Ltd.	2.5	Consumer Services	Hong Kong
Ping An Insurance Group Co. of China Ltd. Class H	2.4	Insurance	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on November 1, 2006 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 8, 1994)
Excluding sales charges	3.93%	4.30%	3.69%	2.54%
Including sales charges	-1.77%	3.13%	3.11%	2.28%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.18%	3.53%	2.91%	1.52%
Including contingent deferred sales charges	2.18%	3.53%	2.91%	1.52%

Institutional (Commenced February 2, 1996)	4.31%	4.72%	4.10%	2.36%

Class IR (Commenced February 28, 2014)	4.18%	N/A	N/A	2.59%

11

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service. IR and R6 Shares generated average annual total returns, without sales charges, of 10.01%, 9.14%, 10.43%, 9.91%, 10.26% and 10.52%, respectively. These returns compare to the 9.24% average annual total return of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index on a relative basis during the Reporting Period. Effective stock selection in Taiwan, China and Brazil benefited the Fund’s performance most. Having an underweighted allocation to China further buoyed the Fund’s relative results. Such positive contributors were only partially offset by the detracting effect of weak stock selection in South Korea, Turkey and Egypt. Having an allocation to cash during a Reporting Period when the Index rallied also dampened the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Bradespar, Moscow Exchange and BM&FBovespa.

Bradespar is the parent company of Vale, one of the world’s largest iron ore producers. As commodity prices increased, Vale’s share price rallied followed by improvement in Bradespar. Shares of Moscow Exchange performed well after the company announced strong second quarter 2016 results supported by an increased stream of income from fees and commissions across its markets. At the end of the Reporting Period, Moscow Exchange remained one of the Fund’s largest overweighted positions in Russia given its monopolistic position and what we see as its strong free cash flow conversion potential. BM&FBovespa performed well after the Brazilian stock exchange made a bidding offer for securities clearinghouse Cetip. At the end of the Reporting Period, we believed the potential merger could enhance significantly the value of BM&FBovespa due to increased barriers to entry. We continued to hold the stock given what we viewed as the potential of the deal with Cetip and its high free cash flow yield.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Osstem Implant, Cognizant Technology Solutions and China Traditional Medicine.

Shares of Osstem Implant, a South Korean dental implant system manufacturer, performed weakly after the company reported below consensus second quarter 2016 earnings expectations, with both sales and operating profits missing estimates. Its sales were impacted primarily by a delay in the renewal of one of its Chinese subsidiary sales licenses. Cognizant Technology Solutions, a U.S. information technology software and services firm, disappointed due to weaker than consensus expected earnings coupled with lowered guidance for 2016, as reported by the company with its first quarter results for calendar year 2016. China Traditional Medicine (“CTCM”) is an integrated pharmaceutical company mainly engaged in the research and development, manufacture and distribution of traditional Chinese medicines (“TCMs”). Through organic growth and acquisitions, CTCM has a product portfolio of more than 500 TCM drugs under well-known brands. Its stock underperformed the Index during the Reporting Period, as its sales were impacted by a broad industry slowdown.

12

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the financials, industrials and consumer staples sectors contributed most positively to the Fund’s performance. In financials, the Fund’s holding in Russian stock exchange Moscow Exchange, mentioned earlier, was the strongest contributor. In industrials, the Fund’s position in InterGlobe Aviation, the operator of India’s largest domestic carrier by market capitalization, was an outstanding performer. Notably, the Fund’s holding in Kweichow Moutai, the largest Chinese hard liquor maker positioned at the premium end of the market, boosted Fund results within the consumer staples sector.

Conversely, weak stock selection in consumer discretionary and health care and having an underweighted allocation to energy, which outperformed the Index during the Reporting Period, detracted most from the Fund’s relative results. In consumer discretionary, the Fund’s position in Hotel Shilla, an operator of luxury hotels and duty-free shops, was the largest detractor from relative returns. In health care, the Fund’s position in Osstem Implant, already mentioned, was the biggest disappointment. In energy, the Fund’s underweighted position in Lukoil Holding, a Russian oil company, detracted most from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used participatory notes to gain exposure to select stocks. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period. The Fund also used futures contracts to gain exposure to select stocks, which detracted from results.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Within the financials sector in China, we initiated a Fund position in AIA Group. It is the largest independent publicly- listed pan-Asian life insurance group. We are constructive about AIA Group’s ability to tap life insurance demand growth in Asia, which is still under-penetrated. In our view, AIA Group has a strong brand franchise within Asia. Further, we believe the insurance company has demonstrated superior execution capabilities with its double-digit growth in new business value. We expect its China exposure to grow strongly, as the insurer has successfully captured high margin regular premium business. Its diversified regional life insurance exposure and high quality execution track record by its management were contributing factors to the stock’s strong performance since our purchase during the Reporting Period.

Within the information technology sector in China, we established a Fund position in Alibaba Group due to its monopolistic position. Alibaba Group is the largest e-commerce company as measured by gross merchandise volume in 2016.

Conversely, we exited the Fund’s position in Sino Biopharmaceutical in the Chinese health care sector. Sino Biopharmaceutical is an out-of-Index holding that is primarily engaged in the research and development, manufacturing and sales of a series of generic chemical drugs and is a market leader in drugs for hepatitis and cardio-cerebral diseases. Sino Biopharmaceutical experienced a slowdown in sales during the fourth quarter of 2015 to reduce inventory in the distribution channel. As such, we believe this heightened the risk of price-cutting pressures in its 2016 drug offerings. As a result, we sold the Fund’s position in the company.

Within the financials sector, we eliminated the Fund’s position in Cetip during the Reporting Period. Cetip is engaged in the provision of financial management services and is Brazil’s biggest securities clearinghouse. Its stock price had traded sideways during the Reporting Period, following a bidding offer for the company in February 2016 by BM&FBovespa.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to financials, materials and energy increased, and its allocations relative to the Index to consumer staples, health care and consumer discretionary decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in India, the U.S. and the Czech Republic increased, and its allocations relative to the Index to South Korea, Indonesia and China decreased.

13

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period. However, Niraj Mansingka and Sumit Mangal joined the India equity research team.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India and Peru and underweighted exposures to South Korea, South Africa, China, Malaysia, the Philippines, Russia and Taiwan relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index and had exposure to several equity markets that are not components of the Index, including Argentina, Georgia, Germany, Singapore, the U.K., the U.S. and Vietnam. The Fund had no exposure to Hungary and Qatar at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, consumer discretionary and health care at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the energy, industrials, information technology and real estate sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the consumer staples and materials sectors and no allocation to the telecommunication services and utilities sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

14

FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	10.01%	9.24%
Class C	9.14	9.24
Institutional	10.43	9.24
Service	9.91	9.24
Class IR	10.26	9.24
Class R6	10.52	9.24

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of September 30, 2016 the MSCI® Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.36%	3.65%	2.57%	5.67%	12/15/97
Class C	16.06	4.05	2.39	5.30	12/15/97
Institutional	18.36	5.25	3.57	6.51	12/15/97
Service	17.81	4.73	3.06	5.88	12/15/97
Class IR	18.14	5.08	N/A	2.73	8/31/10
Class R6	18.39	N/A	N/A	4.47	7/31/15

[3]	The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service , Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.65%	1.92%
Class C	2.40	2.67
Institutional	1.25	1.52
Service	1.75	2.02
Class IR	1.40	1.67
Class R6	1.23	1.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	5.1%	Software & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1	Semiconductors & Semiconductor Equipment	Taiwan
Ping An Insurance Group Co. of China Ltd. Class H	2.9	Insurance	China
AIA Group Ltd.	2.6	Insurance	Hong Kong
Hong Kong Exchanges & Clearing Ltd.	2.5	Diversified Financials	Hong Kong
PChome Online, Inc.	2.4	Software & Services	Taiwan
Samsung Electronics Co. Ltd.	2.2	Technology Hardware & Equipment	South Korea
Moscow Exchange MICEX-RTS PJSC	1.9	Diversified Financials	Russia
Bank Central Asia Tbk. PT	1.6	Banks	Indonesia
Alibaba Group Holding Ltd. ADR	1.6	Software & Services	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments

17

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on November 1, 2006 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1997)
Excluding sales charges	10.01%	2.23%	2.59%	5.89%
Including sales charges	3.96%	1.09%	2.01%	5.58%

Class C (Commenced December 15, 1997)
Excluding contingent deferred sales charges	9.14%	1.46%	1.82%	5.20%
Including contingent deferred sales charges	8.14%	1.46%	1.82%	5.20%

Institutional (Commenced December 15, 1997)	10.43%	2.64%	3.00%	6.42%

Service (Commenced December 15, 1997)	9.91%	2.13%	2.49%	5.78%

Class IR (Commenced August 31, 2010)	10.26%	2.48%	N/A	2.49%

Class R6 (Commenced July 31, 2015)	10.52%	N/A	N/A	3.22%

18

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -2.84%, -3.55%, -2.46% and -2.59%, respectively. These returns compare to the 2.01% average annual total return of the Fund’s benchmark, the MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period. The Fund’s stock selection in South Korea, Egypt and the Philippines detracted most. Such detractors were only partially offset by the positive contributions of effective stock selection in Vietnam and Bangladesh and of having an underweighted allocation to Nigeria, which significantly lagged the Index during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Integrated Diagnostics Holdings, Cemex and Osstem Implant.

Integrated Diagnostics Holdings provides various medical diagnostics services to patients and other laboratories in Egypt, Jordan and Sudan. Its stock performed poorly during the Reporting Period due to a change in revenue mix in favor of lower margin contracts coupled with higher competition.

Cemex is a Mexican multinational building materials company. Its stock detracted from relative performance driven by the Fund’s underweighted position. Cemex yielded stronger margins than the market anticipated during the Reporting Period on the back of its management’s “value before volume” and cost-cutting strategies. The company also benefited from an ongoing economic recovery in many of its markets and a clearer path to deleveraging.

Shares of Osstem Implant, a South Korean dental implant system manufacturer, performed weakly after the company reported below consensus second quarter 2016 earnings expectations, with both sales and operating profits missing estimates. Its sales were impacted primarily by a delay in the renewal of one of its Chinese subsidiary sales licenses.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Bank Central Asia, Vietnam Dairy Products and Sampoerna.

Bank Central Asia is one of the largest banks in Indonesia. It performed well during the Reporting Period on the back of strong earnings announcements. Vietnam Dairy Products is a leading South Vietnamese dairy producer, which performed well given its strong market share in the industry and improved earnings due to reductions in raw material prices. Further, the Vietnamese government announced the easing of foreign ownership limits, which was well received by the market.

Sampoerna is the largest Indonesian tobacco company. Its stock performed well, as the company benefited from its leading position in the cigarettes industry, robust pricing power, strong free cash flow to the firm and sound corporate governance as consumption recovered during the Reporting Period. In addition, its low free float, together with its significant weighting in the Index, drove its stock price higher. (The free float of a company is the portion of its shares that can be publicly traded.) We sold the Fund’s position in Sampoerna, taking profits, as the stock was

19

PORTFOLIO RESULTS

buoyed by price hikes and rising disposable incomes in its domestic market.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the health care, materials and consumer discretionary sectors detracted most from the Fund’s performance during the Reporting Period. At an individual stock level, the Fund’s position in Integrated Diagnostics Holdings, mentioned earlier, was the largest detractor from relative results within the consumer staples sector. In materials, the Fund’s underweight position in Cemex, also mentioned already, hurt most. In consumer discretionary, the Fund’s position in Astra International, an Indonesian automobile and components company, dampened results most.

Conversely, strong stock selection within financials and information technology and having an underweighted allocation to industrials, which lagged the Index during the Reporting Period, contributed most positively to the Fund’s performance. In financials, the Fund’s holding in Bank Central Asia, mentioned earlier, was the strongest contributor to performance. In information technology, the fund’s holding in Hynix, a South Korean semiconductor company, was the greatest positive contributor to results. In industrials, the Fund’s position in Jasa Marga, which operates the Indonesian highway system, was the strongest individual performer.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through participatory notes. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Naver, a South Korea- based Internet service provider operating a search portal, a social network and an online gaming platform. We expect the company to reap benefits of its cost savings program announced in 2015.

We established a Fund position in BRAC Bank, a Bangladeshi bank. In our view, the bank has a strong commercial banking franchise and also offers retail and small and medium enterprise banking services.

In addition to those sales mentioned earlier, we exited the Fund’s position in Nigerian Breweries, a large Nigerian beverage manufacturer, as the country’s equities were affected by the devaluation of the naira. In June 2016, the Nigerian naira was devalued by approximately 40%, not unexpected by many analysts given low oil prices.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to energy, information technology and materials increased, and its allocations relative to the Index to consumer staples, and health care decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s allocation relative to the Index to South Korea, Mexico and Pakistan increased, and its exposure relative to the Index in Nigeria, Egypt and Bangladesh decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Pakistan, Vietnam and Mexico and was relatively neutrally weighted to the Index in all of the remaining country components of the Index, with the exception of Nigeria, where the Fund held no exposure at all.

From a sector allocation perspective, the Fund had an overweighted position relative to the Index in financials and underweighted positions compared to the Index in industrials, materials, energy and telecommunication services at the end of the Reporting Period. The Fund was relatively neutrally weighted to the Index in all of the remaining sectors of the Index at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

20

FUND BASICS

N-11 Equity Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI® Next 11 ex-Iran GDP Weighted Index[2]
Class A	-2.84%	2.01%
Class C	-3.55	2.01
Institutional	-2.46	2.01
Class IR	-2.59	2.01

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Next 11 ex-Iran GDP Weighted Index (Net, Unhedged, USD) comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-1.33%	-0.56%	-2.54%	2/28/11
Class C	2.66	-0.19	-2.30	2/28/11
Institutional	4.89	0.97	-1.17	2/28/11
Class IR	4.66	0.83	-1.31	2/28/11

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.73%	2.07%
Class C	2.48	2.82
Institutional	1.33	1.68
Class IR	1.48	1.82

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	7.3%	Technology Hardware & Equipment	South Korea
Bank Central Asia Tbk. PT	5.7	Banks	Indonesia
Commercial International Bank Egypt SAE	5.5	Banks	Egypt
Telekomunikasi Indonesia Persero Tbk. PT	3.9	Telecommunication Services	Indonesia
Akbank TAS	2.8	Banks	Turkey
Samsung Fire & Marine Insurance Co. Ltd.	2.7	Insurance	South Korea
Alsea SAB de CV	2.6	Consumer Services	Mexico
Fomento Economico Mexicano SAB de CV ADR	2.5	Food, Beverage & Tobacco	Mexico
BIM Birlesik Magazalar A/S	2.5	Food & Staples Retailing	Turkey
Wal-Mart de Mexico SAB de CV	2.4	Food & Staples Retailing	Mexico

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

22

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

23

GOLDMAN SACHS N-11 EQUITY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on February 28, 2011 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Next 11 ex Iran GDP Weighted Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

N-11 Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment from February 28, 2011 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced February 28, 2011)
Excluding sales charges	-2.84%	-1.13%	-1.74%
Including sales charges	-8.18%	-2.25%	-2.71%

Class C (Commenced February 28, 2011)
Excluding contingent deferred sales charges	-3.55%	-1.88%	-2.49%
Including contingent deferred sales charges	-4.52%	-1.88%	-2.49%

Institutional (Commenced February 28, 2011)	-2.46%	-0.74%	-1.36%

Class IR (Commenced February 28, 2011)	-2.59%	-0.88%	-1.50%

24

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 96.9%
China – 31.5%
14,558	Alibaba Group Holding Ltd. ADR (Software & Services)*	$1,480,403
284,300	Anhui Conch Cement Co. Ltd. Class H (Materials)	785,782
128,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	369,129
600,000	Brilliance China Automotive Holdings Ltd. (Automobiles & Components)	713,705
3,459	China Biologic Products, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	408,543
300,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	329,416
797,000	China Merchants Bank Co. Ltd. Class H (Banks)	1,938,104
236,000	China Overseas Land & Investment Ltd. (Real Estate)	724,494
1,292,000	China Petroleum & Chemical Corp. Class H (Energy)	934,376
544,000	China Resources Land Ltd. (Real Estate)	1,351,042
27,047	Ctrip.com International Ltd. ADR (Retailing)*	1,194,125
74,000	Green Seal Holding Ltd. (Materials)	392,561
1,439,000	Hilong Holding Ltd. (Energy)	343,302
1,378,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	827,511
542,000	Minth Group Ltd. (Automobiles & Components)	1,918,859
22,204	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	1,113,087
335,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	1,765,911
81,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	536,511
42,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	622,887
161,300	Tencent Holdings Ltd. (Software & Services)	4,274,826
69,871	Vipshop Holdings Ltd. ADR (Retailing)*	955,137

		22,979,711

Hong Kong – 10.7%
523,836	AIA Group Ltd. (Insurance)	3,295,456
441,000	Galaxy Entertainment Group Ltd. (Consumer Services)	1,805,731
87,266	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	2,307,008
76,200	IMAX China Holding, Inc. (Media)*(a)	360,287
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—

		7,768,482

Common Stocks – (continued)
India – 16.6%
3,345	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$250,407
100,147	Ashiana Housing Ltd. (Real Estate)	220,053
18,099	Aurobindo Pharma Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	221,766
37,131	Bajaj Finance Ltd. (Diversified Financials)	600,642
4,828	Bayer CropScience Ltd. (Materials)	310,569
10,957	Britannia Industries Ltd. (Food, Beverage & Tobacco)	544,172
32,642	Castrol India Ltd. (Materials)	223,779
16,109	Credit Analysis & Research Ltd. (Diversified Financials)	361,441
296,451	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)*	820,731
71,554	Dewan Housing Finance Corp. Ltd. (Banks)	353,493
91,522	Equitas Holdings Ltd. (Diversified Financials)*	249,509
9,892	GE Power India Ltd. (Capital Goods)*	76,457
2,803	Gillette India Ltd. (Household & Personal Products)	180,906
4,131	Goodyear India Ltd. (Automobiles & Components)	47,154
265,110	Hindustan Zinc Ltd. (Materials)	1,004,648
10,307	Info Edge India Ltd. (Software & Services)	139,238
14,814	Infosys Ltd. (Software & Services)	222,099
168,295	Mahindra & Mahindra Financial Services Ltd. (Diversified Financials)	913,310
6,431	Maruti Suzuki India Ltd. (Automobiles & Components)	568,506
9,015	MPS Ltd. (Media)	94,818
535	MRF Ltd. (Automobiles & Components)	384,387
23,433	Multi Commodity Exchange of India Ltd. (Diversified Financials)	455,304
166,671	Muthoot Finance Ltd. (Diversified Financials)	907,541
8,510	Navin Fluorine International Ltd. (Materials)	329,253
67,991	Parag Milk Foods Ltd. (Food, Beverage & Tobacco)*(a)	323,339
47,226	Prestige Estates Projects Ltd. (Real Estate)	137,371
1,833	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	193,419
94,336	RBL Bank Ltd. (Banks)*(a)	551,723
48,060	SKS Microfinance Ltd. (Diversified Financials)*	637,477
31,938	TeamLease Services Ltd. (Commercial & Professional Services)*	481,032

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
11,924	Thermax Ltd. (Capital Goods)	$153,541
29,767	VRL Logistics Ltd. (Transportation)	131,179

		12,089,264

Indonesia – 3.4%
1,497,900	Indofood CBP Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	1,078,968
4,294,400	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	1,386,549

		2,465,517

Malaysia – 1.9%
476,300	Bursa Malaysia Bhd. (Diversified Financials)	982,121
513,300	IJM Corp. Bhd. (Capital Goods)	403,926

		1,386,047

Philippines – 1.1%
71,950	Jollibee Foods Corp. (Consumer Services)	353,349
832,400	Megawide Construction Corp. (Consumer Durables & Apparel)*	257,856
130,300	Pilipinas Shell Petroleum Corp. (Energy)*	180,290

		791,495

Singapore – 1.5%
104,710	DBS Group Holdings Ltd. (Banks)	1,128,638

South Korea – 16.4%
507	Amorepacific Corp. (Household & Personal Products)	158,842
922	CLIO Cosmetics Co. Ltd. (Household & Personal Products)*	33,036
234	Cosmecca Korea Co. Ltd. (Household & Personal Products)*	13,293
957	Hanssem Co. Ltd. (Consumer Durables & Apparel)	148,216
2,691	Hugel, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	805,790
5,749	Hwaseung Enterprise Co. Ltd. (Consumer Durables & Apparel)*	75,364
1,480	Hyundai Mobis Co. Ltd. (Automobiles & Components)	352,993
6,325	Korea Kolmar Co. Ltd. (Household & Personal Products)	450,037
1,078	Korea Zinc Co. Ltd. (Materials)	428,040
87,003	Korean Air Lines Co. Ltd. (Transportation)*	2,432,005
1,787	LG Chem Ltd. (Materials)	383,812
782	NAVER Corp. (Software & Services)	585,065
1,988	NongShim Co. Ltd. (Food, Beverage & Tobacco)	500,258
6,244	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	297,057

Common Stocks – (continued)
South Korea – (continued)
311	Samsung Biologics Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	$36,964
2,700	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	3,861,887
2,564	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	652,284
17,306	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	618,977
8,786	Viatron Technologies, Inc. (Semiconductors & Semiconductor Equipment)	154,558

		11,988,478

Taiwan – 10.0%
143,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	197,406
24,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	797,664
3,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	353,926
76,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	880,286
73,787	PChome Online, Inc. (Software & Services)	801,189
52,775	Poya International Co. Ltd. (Retailing)	767,185
109,698	Superalloy Industrial Co. Ltd. (Automobiles & Components)	682,071
464,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,786,658

		7,266,385

Thailand – 3.5%
131,400	Airports of Thailand PCL (Transportation)	1,429,547
992,600	Beauty Community PCL (Retailing)	322,681
79,500	Bumrungrad Hospital PCL (Health Care Equipment & Services)	415,311
550,600	Thai Beverage PCL (Food, Beverage & Tobacco)	381,688

		2,549,227

United States – 0.3%
3,999	Cognizant Technology Solutions Corp. Class A (Software & Services)*	205,349

TOTAL COMMON STOCKS
(Cost $67,868,890)		$70,618,593

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Distribution Rate	Value
Investment Company(b)(c) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
759,355	0.296%	$759,355
(Cost $759,355)

Units	Description	Expiration Month	Value
Participation Notes* – 2.5%
China – 1.3%
26,398	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)	10/17	$147,278
13,000	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)	03/18	72,529
113,500	Jiangsu Hengrui Medicine Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	03/17	772,259

			992,066

Vietnam – 1.2%
135,684	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	01/17	862,792

TOTAL PARTICIPATION NOTES
(Cost $1,732,570)			$1,854,858

TOTAL INVESTMENTS – 100.4%
(Cost $70,360,815)			$73,232,806

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(314,624)

NET ASSETS – 100.0%			$72,918,182

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,235,349, which represents approximately 1.7% of net assets as of October 31, 2016.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 94.7%
Argentina – 1.7%
328,309	Grupo Supervielle SA ADR (Banks)*	$4,983,731
28,531	MercadoLibre, Inc. (Software & Services)	4,793,493

		9,777,224

Austria – 0.7%
50,985	DO & CO AG (Consumer Services)	3,944,680

Brazil – 3.6%
606,741	BB Seguridade Participacoes SA (Insurance)	6,109,228
631,355	BM&FBovespa SA—Bolsa de Valores Mercadorias e Futuros (Diversified Financials)	3,718,507
364,753	Ez Tec Empreendimentos e Participacoes SA (Consumer Durables & Apparel)	1,888,899
1,222,900	FPC Par Corretora de Seguros SA (Insurance)	5,781,191
801,609	Odontoprev SA (Health Care Equipment & Services)	3,013,568

		20,511,393

Chile – 0.4%
33,161	Banco de Chile ADR (Banks)	2,403,509

China – 15.2%
45,551	58.com, Inc. ADR (Software & Services)*	1,906,309
90,725	Alibaba Group Holding Ltd. ADR (Software & Services)*	9,225,825
34,629	Baidu, Inc. ADR (Software & Services)*	6,124,485
139,409	Ctrip.com International Ltd. ADR (Retailing)*	6,154,907
77,456	JD.com, Inc. ADR (Retailing)*	2,009,983
1,692,000	Minth Group Ltd. (Automobiles & Components)	5,990,240
153,188	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	7,679,315
3,061,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	16,111,634
127,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	1,857,603
1,088,900	Tencent Holdings Ltd. (Software & Services)	28,858,395

		85,918,696

Colombia – 0.5%
85,329	Banco de Bogota SA (Banks)	1,761,760
100,000	Grupo Aval Acciones y Valores SA ADR (Banks)	819,000

		2,580,760

Common Stocks – (continued)
Czech Republic – 1.1%
1,718,826	Moneta Money Bank A/S (Banks)*(a)	$5,993,983

Egypt – 0.5%
298,812	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	1,320,749
471,281	Integrated Diagnostics Holdings plc (Health Care Equipment & Services)(a)	1,296,023

		2,616,772

Georgia – 0.9%
44,784	BGEO Group plc (Banks)	1,620,350
205,317	TBC Bank Group plc (Banks)*	3,239,360

		4,859,710

Greece – 0.8%
466,034	Hellenic Exchanges—Athens Stock Exchange SA (Diversified Financials)	2,300,985
214,686	Sarantis SA (Household & Personal Products)	2,366,142

		4,667,127

Hong Kong – 7.7%
2,290,600	AIA Group Ltd. (Insurance)	14,410,182
1,712,000	Galaxy Entertainment Group Ltd. (Consumer Services)	7,010,003
542,195	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	14,333,741
426,500	IMAX China Holding, Inc. (Media)*(a)	2,016,565
1,506,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	5,658,267

		43,428,758

India – 16.0%
25,285	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,892,840
982,857	Ashiana Housing Ltd. (Real Estate)	2,159,632
275,626	Aurobindo Pharma Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,377,233
127,910	Bajaj Finance Ltd. (Diversified Financials)	2,069,110
44,573	Bayer CropScience Ltd. (Materials)	2,867,231
24,516	Britannia Industries Ltd. (Food, Beverage & Tobacco)	1,217,571
240,693	Castrol India Ltd. (Materials)	1,650,087
86,958	Credit Analysis & Research Ltd. (Diversified Financials)	1,951,097
1,794,055	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)*	4,966,884
648,035	Dewan Housing Finance Corp. Ltd. (Banks)	3,201,445
740,255	Equitas Holdings Ltd. (Diversified Financials)*	2,018,098
51,222	GE Power India Ltd. (Capital Goods)*	395,906

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
42,878	Gillette India Ltd. (Household & Personal Products)	$2,767,348
30,813	Goodyear India Ltd. (Automobiles & Components)	351,722
2,195,921	Hindustan Zinc Ltd. (Materials)	8,321,556
249,132	Info Edge India Ltd. (Software & Services)	3,365,535
109,900	Infosys Ltd. (Software & Services)	1,647,675
1,186,400	Mahindra & Mahindra Financial Services Ltd. (Diversified Financials)	6,438,401
38,887	Maruti Suzuki India Ltd. (Automobiles & Components)	3,437,646
106,621	MPS Ltd. (Media)	1,121,418
2,442	MRF Ltd. (Automobiles & Components)	1,754,528
173,274	Multi Commodity Exchange of India Ltd. (Diversified Financials)	3,366,719
1,306,629	Muthoot Finance Ltd. (Diversified Financials)	7,114,730
50,754	Navin Fluorine International Ltd. (Materials)	1,963,677
322,076	Parag Milk Foods Ltd. (Food, Beverage & Tobacco)*(a)	1,531,668
684,355	Prestige Estates Projects Ltd. (Real Estate)	1,990,646
18,315	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	1,932,609
694,590	RBL Bank Ltd. (Banks)*(a)	4,062,301
355,886	SKS Microfinance Ltd. (Diversified Financials)*	4,720,539
199,436	TeamLease Services Ltd. (Commercial & Professional Services)*	3,003,791
165,445	Thermax Ltd. (Capital Goods)	2,130,370
323,501	VRL Logistics Ltd. (Transportation)	1,425,622

		90,215,635

Indonesia – 2.5%
7,790,900	Bank Central Asia Tbk. PT (Banks)	9,262,956
3,082,200	Indofood CBP Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	2,220,171
19,413,000	Summarecon Agung Tbk. PT (Real Estate)	2,452,270

		13,935,397

Luxembourg – 0.5%
52,935	Stabilus SA (Capital Goods)*	2,761,212

Malaysia – 1.5%
4,359,000	7-Eleven Malaysia Holdings Bhd. (Food & Staples Retailing)	1,808,024
3,107,000	Bursa Malaysia Bhd. (Diversified Financials)	6,406,567

		8,214,591

Common Stocks – (continued)
Mexico – 3.7%
1,242,585	Alsea SAB de CV (Consumer Services)	$4,637,424
3,783,210	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	6,060,822
1,336,220	Gentera SAB de CV (Diversified Financials)	2,636,951
2,493,068	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	7,433,962

		20,769,159

Peru – 2.2%
2,416,795	BBVA Banco Continental SA (Banks)	2,816,660
46,501	Credicorp Ltd. (Banks)	6,913,769
85,497	Intercorp Financial Services, Inc. (Banks)	2,667,506

		12,397,935

Philippines – 0.2%
983,200	Pilipinas Shell Petroleum Corp. (Energy)*	1,360,409

Poland – 1.4%
75,893	KRUK SA (Diversified Financials)	4,400,856
382,116	Warsaw Stock Exchange (Diversified Financials)	3,809,529

		8,210,385

Russia – 2.7%
247,486	Lenta Ltd. GDR (Food & Staples Retailing)*	1,792,647
18,237	Magnit PJSC (Food & Staples Retailing)	3,057,977
5,688,747	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	10,478,797

		15,329,421

Singapore – 0.4%
416,300	Singapore Exchange Ltd. (Diversified Financials)	2,121,045

South Africa – 2.9%
7,422,356	Alexander Forbes Group Holdings Ltd. (Diversified Financials)	3,368,856
147,905	Bid Corp. Ltd. (Food & Staples Retailing)	2,597,290
309,806	JSE Ltd. (Diversified Financials)	3,609,281
1,307,076	Petra Diamonds Ltd. (Materials)*	2,433,499
211,507	Santam Ltd. (Insurance)	3,797,597
595,187	Transaction Capital Ltd. (Diversified Financials)	583,103

		16,389,626

South Korea – 9.0%
3,207	Amorepacific Corp. (Household & Personal Products)	1,004,749
7,086	CLIO Cosmetics Co. Ltd. (Household & Personal Products)*	253,901

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
1,786	Cosmecca Korea Co. Ltd. (Household & Personal Products)*	$101,455
21,667	Hanssem Co. Ltd. (Consumer Durables & Apparel)	3,355,687
11,016	Hugel, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	3,298,619
42,395	Hwaseung Enterprise Co. Ltd. (Consumer Durables & Apparel)*	555,757
20,643	Korea Kolmar Co. Ltd. (Household & Personal Products)	1,468,794
7,139	Korea Zinc Co. Ltd. (Materials)	2,834,676
114,273	Korean Air Lines Co. Ltd. (Transportation)*	3,194,286
10,384	LG Chem Ltd. (Materials)	2,230,275
7,678	NAVER Corp. (Software & Services)	5,744,415
7,845	NongShim Co. Ltd. (Food, Beverage & Tobacco)	1,974,105
46,468	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	2,210,703
95,814	Samchuly Bicycle Co. Ltd. (Consumer Durables & Apparel)	1,178,218
2,386	Samsung Biologics Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	283,588
8,866	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	12,681,292
14,528	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	3,695,938
99,086	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	3,543,973
68,314	Viatron Technologies, Inc. (Semiconductors & Semiconductor Equipment)	1,201,737

		50,812,168

Taiwan – 10.2%
1,007,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,390,123
127,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	4,220,974
25,000	Dr. Wu Skincare Co. Ltd. (Household & Personal Products)	171,008
24,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	2,831,404
724,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	8,385,883
1,266,234	PChome Online, Inc. (Software & Services)	13,748,932
344,783	Poya International Co. Ltd. (Retailing)	5,012,077
203,000	President Chain Store Corp. (Food & Staples Retailing)	1,516,740
476,265	Superalloy Industrial Co. Ltd. (Automobiles & Components)	2,961,282

Common Stocks – (continued)
Taiwan – (continued)
2,879,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	$17,283,205

		57,521,628

Thailand – 1.8%
256,200	Airports of Thailand PCL (Transportation)	2,787,290
7,862,100	Beauty Community PCL (Retailing)	2,555,860
501,600	Kasikornbank PCL (Banks)	2,462,784
3,405,200	Thai Beverage PCL (Food, Beverage & Tobacco)	2,360,562

		10,166,496

Turkey – 0.9%
121,167	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	1,975,276
326,830	Cimsa Cimento Sanayi ve Ticaret A/S (Materials)	1,624,469
229,812	Ulker Biskuvi Sanayi A/S (Food, Beverage & Tobacco)	1,427,007

		5,026,752

United Arab Emirates – 0.7%
237,172	NMC Health plc (Health Care Equipment & Services)	4,241,261

United Kingdom – 0.7%
192,554	Weir Group plc (The) (Capital Goods)	3,999,882

United States – 3.6%
49,923	Cognizant Technology Solutions Corp. Class A (Software & Services)*	2,563,546
35,188	Concho Resources, Inc. (Energy)*	4,466,765
48,278	EOG Resources, Inc. (Energy)	4,365,297
27,845	Pioneer Natural Resources Co. (Energy)	4,984,812
1,182,000	Samsonite International SA (Consumer Durables & Apparel)	3,716,282

		20,096,702

Vietnam – 0.7%
613,908	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	3,903,737

TOTAL COMMON STOCKS
(Cost $485,215,511)		$534,176,053

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Rate	Value
Preferred Stocks – 3.4%
Brazil – 3.2%
857,570	Banco Bradesco SA (Banks)	0.190%	$8,984,067
2,196,300	Bradespar SA (Materials)	0.409	8,931,069

17,915,136

Colombia – 0.2%
2,832,071	Grupo Aval Acciones y Valores SA (Banks)	4.900	1,167,950

TOTAL PREFERRED STOCKS
(Cost $14,438,739)			$19,083,086

Shares	Distribution Rate	Value
Investment Company(b) (c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
50	0.296%	$50
(Cost $50)

Units	Description	Expiration Month	Value
Participation Notes* – 1.3%
China – 0.8%
194,989	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)	10/17	$1,087,875
96,000	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)	03/18	535,599
461,054	Jiangsu Hengrui Medicine Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	03/17	3,137,031

			4,760,505

Vietnam – 0.5%
455,743	Vietnam Dairy Products JSC (Diversified Financials)	01/17	2,897,992

TOTAL PARTICIPATION NOTES
(Cost $6,559,074)			$7,658,497

TOTAL INVESTMENTS – 99.4%
(Cost $506,213,374)			$560,917,686

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			3,142,127

NET ASSETS – 100.0%			$564,059,813

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,900,540, which represents approximately 2.6% of net assets as of October 31, 2016.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 99.1%
Bangladesh – 3.1%
1,329,500	BRAC Bank Ltd. (Banks)	$1,014,763
188,000	GrameenPhone Ltd. (Telecommunication Services)	654,205
214,367	Olympic Industries Ltd. (Food, Beverage & Tobacco)	824,593
186,944	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	637,672

		3,131,233

Egypt – 6.0%
949,395	Commercial International Bank Egypt SAE (Banks)	5,523,430
181,908	Integrated Diagnostics Holdings plc (Health Care Equipment & Services)(a)	500,247

		6,023,677

Indonesia – 17.5%
1,912,600	Astra International Tbk. PT (Automobiles & Components)	1,206,675
4,782,100	Bank Central Asia Tbk. PT (Banks)	5,685,657
954,300	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	891,096
710,000	Indocement Tunggal Prakarsa Tbk. PT (Materials)	893,969
1,054,200	Indofood CBP Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	759,361
8,367,900	Kalbe Farma Tbk. PT (Pharmaceuticals, Biotechnology & Life Sciences)	1,115,028
1,036,900	Matahari Department Store Tbk. PT (Retailing)	1,429,950
823,600	Semen Indonesia Persero Tbk. PT (Materials)	620,798
7,475,100	Summarecon Agung Tbk. PT (Real Estate)	944,262
12,212,600	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	3,943,129

		17,489,925

Mexico – 20.3%
790,300	Alfa SAB de CV Class A (Capital Goods)	1,198,349
705,927	Alsea SAB de CV (Consumer Services)	2,634,574
128,448	America Movil SAB de CV Class L ADR (Telecommunication Services)	1,687,807
221,100	Banregio Grupo Financiero SAB de CV (Banks)	1,448,655
853,100	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	1,366,693
91,000	El Puerto de Liverpool SAB de CV (Retailing)	953,861

Common Stocks – (continued)
Mexico – (continued)
26,245	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	$2,510,859
490,182	Gentera SAB de CV (Diversified Financials)	967,345
58,231	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)	926,194
161,300	Grupo Financiero Banorte SAB de CV Class O (Banks)	949,913
272,308	Grupo Mexico SAB de CVSeries B (Materials)	670,937
24,569	Grupo Televisa SAB ADR (Media)	602,677
664,085	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	1,980,204
1,119,524	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	2,368,645

		20,266,713

Pakistan – 6.1%
464,333	Engro Corp. Ltd. (Materials)	1,236,499
988,300	Habib Bank Ltd. (Banks)	2,108,534
457,500	MCB Bank Ltd. (Banks)	931,720
553,500	Oil & Gas Development Co. Ltd. (Energy)	740,079
579,600	United Bank Ltd. (Banks)	1,113,649

		6,130,481

Philippines – 4.9%
65,630	Ayala Corp. (Diversified Financials)	1,131,474
2,415,100	Ayala Land, Inc. (Real Estate)	1,806,478
122,410	Jollibee Foods Corp. (Consumer Services)	601,160
307,118	Metropolitan Bank & Trust Co. (Banks)	515,769
179,940	Pilipinas Shell Petroleum Corp. (Energy)*	248,975
369,180	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	588,906

		4,892,762

South Korea – 25.4%
1,283	Amorepacific Corp. (Household & Personal Products)	401,962
50,182	Hana Financial Group, Inc. (Banks)	1,435,315
8,428	Hanssem Co. Ltd. (Consumer Durables & Apparel)	1,305,291
1,506	Hugel, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	450,955
52,607	KB Financial Group, Inc. (Banks)	1,947,343
1,999	Korea Zinc Co. Ltd. (Materials)	793,741
21,231	Korean Air Lines Co. Ltd. (Transportation)*	593,473
30,919	KT Corp. (Telecommunication Services)	872,216
6,716	LG Chem Ltd. (Materials)	1,442,462
1,674	LG Household & Health Care Ltd. (Household & Personal Products)	1,197,477
2,530	NAVER Corp. (Software & Services)	1,892,859

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
3,984	NongShim Co. Ltd. (Food, Beverage & Tobacco)	$1,002,528
9,776	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	465,091
426	Samsung Biologics Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	50,632
5,124	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	7,329,003
10,447	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	2,657,727
42,578	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,522,872

		25,360,947

Turkey – 11.5%
1,059,722	Akbank TAS (Banks)	2,835,985
177,362	Aygaz A/S (Utilities)	626,769
153,776	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	2,506,872
73,540	Cimsa Cimento Sanayi ve Ticaret A/S (Materials)	365,522
515,314	Soda Sanayii A/S (Materials)	715,949
691,460	Turkiye Garanti Bankasi A/S (Banks)	1,881,558
1,809,275	Turkiye Sinai Kalkinma Bankasi A/S (Banks)	801,949
280,778	Ulker Biskuvi Sanayi A/S (Food, Beverage & Tobacco)	1,743,477

		11,478,081

Vietnam – 4.3%
779,538	Bank for Foreign Trade of Vietnam JSC (Banks)	1,255,772
176,220	Masan Group Corp. (Food, Beverage & Tobacco)*	518,210
63,556	Saigon Thuong Tin Commercial JSB (Banks)*	25,112
299,510	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	1,904,533
321,958	Vingroup JSC (Real Estate)*	612,965

		4,316,592

TOTAL COMMON STOCKS
(Cost $85,636,448)		$99,090,411

Exchange Traded Fund – 0.4%
United States – 0.4%
7,629	iShares MSCI South Korea Capped Fund	$422,265
(Cost $382,823)

Units	Description	Expiration Month	Value
Participation Note* – 0.3%
Vietnam – 0.3%
40,040	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	01/17	$254,608
(Cost $153,389)

TOTAL INVESTMENTS – 99.8%
(Cost $86,172,660)			$99,767,284

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			223,309

NET ASSETS – 100.0%			$99,990,593

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $500,247, which represents approximately 0.5% of net assets as of October 31, 2016.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2016

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $69,601,460, $506,213,324 and $86,172,660)	$72,473,451	$560,917,636	$99,767,284
Investments in affiliated issuers, at value (cost $759,355, $50 and $0)	759,355	50	—
Cash	1,165,279	6,137,713	510,446
Foreign currencies, at value (cost $20,444, $316,370 and $621,444 )	20,040	316,027	621,296
Receivables:
Investments sold	436,318	406,682	—
Reimbursement from investment adviser	38,566	—	832
Dividends	29,311	417,734	150,660
Foreign tax reclaims	21,890	30,121	—
Fund shares sold	278	1,145,091	13,380
Other assets	7,547	366	103
Total assets	74,952,035	569,371,420	101,064,001

Liabilities:
Payables:
Investments purchased	1,436,446	2,686,168	302,603
Foreign capital gains taxes	313,142	295,084	169,424
Management fees	63,118	514,337	98,093
Fund shares redeemed	24,775	1,272,139	112,552
Distribution and Service fees and Transfer Agency fees	9,562	77,634	19,537
Accrued expenses	186,810	466,245	371,199
Total liabilities	2,033,853	5,311,607	1,073,408

Net Assets:
Paid-in capital	79,372,643	1,001,915,056	156,148,816
Undistributed (distributions in excess of) net investment income	—	1,398,981	(300)
Accumulated net realized loss	(9,043,372)	(493,478,426)	(69,759,131)
Net unrealized gain	2,588,911	54,224,202	13,601,208
NET ASSETS	$72,918,182	$564,059,813	$99,990,593
Net Assets:
Class A	$14,974,662	$59,593,165	$25,954,528
Class C	1,809,776	30,103,874	5,642,127
Institutional	56,076,621	445,018,845	58,957,977
Service	—	19,068,661	—
Class IR	57,123	5,263,057	9,435,961
Class R6	—	5,012,211	—
Total Net Assets	$72,918,182	$564,059,813	$99,990,593
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	710,460	3,672,409	2,890,802
Class C	93,259	2,071,844	651,429
Institutional	2,526,542	25,609,961	6,534,628
Service	—	1,214,079	—
Class IR	2,582	304,735	1,048,421
Class R6	—	288,389	—
Net asset value, offering and redemption price per share:(a)
Class A	$21.08	$16.23	$8.98
Class C	19.41	14.53	8.66
Institutional	22.20	17.38	9.02
Service	—	15.71	—
Class IR	22.12	17.27	9.00
Class R6	—	17.38	—

(a)	Maximum public offering price per share for Class A Shares of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds is $22.31, $17.17 and $9.50, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $110,783, $732,257 and $372,688)	$1,101,712	$9,269,029	$3,079,577
Dividends — affiliated issuers	68	136	—
Total investment income	1,101,780	9,269,165	3,079,577

Expenses:
Management fees	725,606	5,739,521	1,663,760
Custody, accounting and administrative services	273,636	761,537	502,808
Professional fees	102,329	102,263	184,968
Registration fees	67,198	97,953	56,362
Distribution and Service fees(a)	56,377	454,241	151,124
Transfer Agency fees(a)	54,712	328,191	126,906
Printing and mailing costs	33,079	181,199	56,138
Trustee fees	20,160	15,883	20,344
Service share fees — Service Plan	—	39,985	—
Service share fees — Shareholder Administration Plan	—	39,985	—
Other	39,408	65,475	13,645
Total expenses	1,372,505	7,826,233	2,776,055
Less — expense reductions	(422,076)	(1,162,280)	(842,479)
Net expenses	950,429	6,663,953	1,933,576
NET INVESTMENT INCOME	151,351	2,605,212	1,146,001

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(1,067,329)	(4,919,742)	(14,422,024)
Futures contracts	—	(77,623)	—
Foreign currency transactions	(92,210)	(716,627)	(4,574,032)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $216,102, $167,285 and $143,023)	3,842,683	51,749,744	10,155,560
Foreign currency translation	84,878	257,044	206,662
Net realized and unrealized gain (loss)	2,768,022	46,292,796	(8,633,834)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,919,373	$48,898,008	$(7,487,833)

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR	Class R6
Asia Equity	$38,109	$18,268	$28,963	$3,471	$22,174	$—	$104	$—
Emerging Markets Equity	145,427	308,814	110,525	58,675	147,773	6,398	4,534	286
N-11 Equity	82,929	68,195	63,026	12,957	31,003	—	19,920	—

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

October 31, 2016

	Asia Equity Fund
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$151,351	$89,404
Net realized gain (loss)	(1,159,539)	3,089,222
Net change in unrealized gain (loss)	3,927,561	(2,442,214)
Net increase (decrease) in net assets resulting from operations	2,919,373	736,412

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Institutional Shares	—	(192,643)
Class IR Shares	—	(134)
Class R6 Shares	—	—
Total distributions to shareholders	—	(192,777)

From share transactions:
Proceeds from sales of shares	2,291,976	8,571,414
Proceeds received in connection with merger	—	—
Reinvestment of distributions	—	191,574
Cost of shares redeemed	(9,572,257)	(11,155,431)
Net increase (decrease) in net assets resulting from share transactions	(7,280,281)	(2,392,443)
TOTAL INCREASE (DECREASE)	(4,360,908)	(1,848,808)

Net assets:
Beginning of year	77,279,090	79,127,898
End of year	$72,918,182	$77,279,090
Undistributed (distributions in excess of) net investment income	$—	$(102,310)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Emerging Markets Equity Fund		N-11 Equity Fund
For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015

$2,605,212	$1,393,435	$1,146,001	$2,148,057
(5,713,992)	2,172,377	(18,996,056)	(40,015,173)
52,006,788	(31,224,649)	10,362,222	(31,329,806)
48,898,008	(27,658,837)	(7,487,833)	(69,196,922)

—	—	(67,836)	(5,746)
(356,614)	(949,860)	(833,232)	(1,254,995)
(1,110)	(472)	(71,347)	(73,277)
(11)	—	—	—
(357,735)	(950,332)	(972,415)	(1,334,018)

299,541,097	185,526,680	12,450,719	59,598,379
—	103,215,861	—	—
350,863	866,901	913,483	1,139,428
(227,728,697)	(178,691,818)	(95,713,670)	(248,502,383)
72,163,263	110,917,624	(82,349,468)	(187,764,576)
120,703,536	82,308,455	(90,809,716)	(258,295,516)

443,356,277	361,047,822	190,800,309	449,095,825
$564,059,813	$443,356,277	$99,990,593	$190,800,309
$1,398,981	$355,885	$(300)	$750,637

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$20.28	$(0.02)		$0.82	$0.80	$—
2016 - C	18.81	(0.15)		0.75	0.60	—
2016 - Institutional	21.27	0.07		0.86	0.93	—
2016 - IR	21.23	0.06		0.83	0.89	—
2015 - A	20.04	(0.03)		0.27	0.24	—
2015 - C	18.73	(0.18)		0.26	0.08	—
2015 - Institutional	20.99	0.05		0.29	0.34	(0.06)
2015 - IR	20.98	0.01		0.29	0.30	(0.05)
2014 - A	19.21	—	(d)(e)	0.91	0.91	(0.08)
2014 - C	18.02	(0.13	)(e)	0.84	0.71	—
2014 - Institutional	20.13	0.12	(e)	0.90	1.02	(0.16)
2014 - IR (Commenced February 28, 2014)	20.71	0.06	(e)	0.21	0.27	—
2013 - A	17.78	0.04		1.51	1.55	(0.12)
2013 - C	16.77	(0.10)		1.43	1.33	(0.08)
2013 - Institutional	18.71	0.12		1.58	1.70	(0.28)
2012 - A	17.33	0.11		0.41	0.52	(0.07)
2012 - C	16.39	(0.03)		0.41	0.38	—
2012 - Institutional	18.24	0.19		0.43	0.62	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(f)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$21.08	3.93%	$14,975	1.60%		2.18%		(0.08)%		111%
19.41	3.18	1,810	2.35		2.93		(0.83)		111
22.20	4.31	56,077	1.20		1.78		0.32		111
22.12	4.18	57	1.34		1.93		0.27		111
20.28	1.20	16,310	1.69		1.99		(0.16)		153
18.81	0.43	1,951	2.44		2.76		(0.91)		153
21.27	1.60	58,967	1.29		1.61		0.21		153
21.23	1.46	52	1.44		1.75		0.06		153
20.04	4.75	13,711	1.73		2.24		0.02	(e)	169
18.73	4.00	2,114	2.48		3.00		(0.71	)(e)	169
20.99	5.15	62,951	1.32		1.87		0.59	(e)	169
20.98	1.30	51	1.43	(f)	2.06	(f)	0.41	(e)(f)	169
19.21	8.72	14,097	1.72		2.25		0.21		102
18.02	7.87	2,331	2.47		2.99		(0.56)		102
20.13	9.16	43,208	1.32		1.85		0.62		102
17.78	3.05	15,136	1.60		2.24		0.66		83
16.77	2.31	2,684	2.35		2.97		(0.18)		83
18.71	3.50	44,345	1.20		1.79		1.03		83

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$14.75	$0.04	$1.44	$1.48	$—
2016 - C	13.31	(0.06)	1.28	1.22	—
2016 - Institutional	15.75	0.11	1.54	1.65	(0.02)
2016 - Service	14.29	0.02	1.40	1.42	—
2016 - IR	15.67	0.08	1.53	1.61	(0.01)
2016 - R6	15.74	0.10	1.56	1.66	(0.02)
2015 - A	16.00	0.03	(1.28)	(1.25)	—
2015 - C	14.55	(0.10)	(1.14)	(1.24)	—
2015 - Institutional	17.08	0.08	(1.36)	(1.28)	(0.05)
2015 - Service	15.52	— (d)	(1.23)	(1.23)	—
2015 - IR	16.99	0.01	(1.30)	(1.29)	(0.03)
2015 - R6 (Commenced July 31, 2015)	16.72	0.01	(0.99)	(0.98)	—
2014 - A	15.20	0.03	0.83	0.86	(0.06)
2014 - C	13.87	(0.08)	0.76	0.68	—
2014 - Institutional	16.22	0.10	0.88	0.98	(0.12)
2014 - Service	14.74	0.02	0.80	0.82	(0.04)
2014 - IR	16.14	0.08	0.87	0.95	(0.10)
2013 - A	14.68	0.05	0.54	0.59	(0.07)
2013 - C	13.42	(0.06)	0.51	0.45	—
2013 - Institutional	15.65	0.13	0.58	0.71	(0.14)
2013 - Service	14.24	0.04	0.53	0.57	(0.07)
2013 - IR	15.58	0.10	0.58	0.68	(0.12)
2012 - A	14.66	0.06	(0.04)	0.02	—
2012 - C	13.51	(0.05)	(0.04)	(0.09)	—
2012 - Institutional	15.63	0.12	(0.05)	0.07	(0.05)
2012 - Service	14.24	0.05	(0.05)	— (d)	—
2012 - IR	15.59	0.12	(0.07)	0.05	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$16.23	10.01%	$59,593	1.65%		1.90%		0.27%	92%
14.53	9.14	30,104	2.40		2.65		(0.48)	92
17.38	10.43	445,019	1.25		1.50		0.69	92
15.71	9.91	19,069	1.75		2.00		0.17	92
17.27	10.26	5,263	1.40		1.64		0.52	92
17.38	10.52	5,012	1.23		1.44		0.57	92
14.75	(7.81)	64,169	1.67		1.91		0.17	118
13.31	(8.52)	35,927	2.41		2.67		(0.68)	118
15.75	(7.49)	326,068	1.28		1.52		0.48	118
14.29	(7.93)	15,759	1.77		2.02		0.02	118
15.67	(7.62)	1,424	1.42		1.69		0.04	118
15.74	(5.86)	9	1.24	(e)	1.53	(e)	0.14 (e)	118
16.00	5.67	28,157	1.70		1.93		0.19	114
14.55	4.90	11,217	2.46		2.68		(0.55)	114
17.08	6.17	303,676	1.30		1.53		0.58	114
15.52	5.55	15,919	1.81		2.03		0.11	114
16.99	5.93	313	1.46		1.68		0.46	114
15.20	4.04	36,578	1.73		1.89		0.32	159
13.87	3.35	11,869	2.48		2.64		(0.44)	159
16.22	4.49	388,046	1.33		1.49		0.80	159
14.74	4.02	14,584	1.83		1.99		0.25	159
16.14	4.37	329	1.48		1.64		0.62	159
14.68	0.14	38,889	1.82		1.94		0.39	119
13.42	(0.66)	15,418	2.57		2.69		(0.35)	119
15.65	0.49	310,167	1.41		1.54		0.80	119
14.24	0.00	15,446	1.91		2.03		0.36	119
15.58	0.35	240	1.55		1.68		0.78	119

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$9.26	$0.06	$(0.32)	$(0.26)	$(0.02)
2016 - C	8.98	(0.01)	(0.31)	(0.32)	—
2016 - Institutional	9.33	0.10	(0.33)	(0.23)	(0.08)
2016 - IR	9.30	0.08	(0.32)	(0.24)	(0.06)
2015 - A	11.25	0.04	(2.03)	(1.99)	— (d)
2015 - C	10.99	(0.04)	(1.97)	(2.01)	—
2015 - Institutional	11.34	0.08	(2.04)	(1.96)	(0.05)
2015 - IR	11.30	0.06	(2.03)	(1.97)	(0.03)
2014 - A	11.03	0.02	0.26	0.28	(0.06)
2014 - C	10.81	(0.06)	0.25	0.19	(0.01)
2014 - Institutional	11.12	0.06	0.26	0.32	(0.10)
2014 - IR	11.08	0.05	0.25	0.30	(0.08)
2013 - A	10.38	0.01	0.65	0.66	(0.01)
2013 - C	10.25	(0.07)	0.63	0.56	—
2013 - Institutional	10.45	0.05	0.65	0.70	(0.03)
2013 - IR	10.42	0.03	0.65	0.68	(0.02)
2012 - A	9.57	0.01	0.80	0.81	—
2012 - C	9.52	(0.06)	0.79	0.73	—
2012 - Institutional	9.60	0.05	0.80	0.85	—
2012 - IR	9.59	0.02	0.81	0.83	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$8.98	(2.84)%	$25,955	1.74%	2.39%	0.66%	27%
8.66	(3.55)	5,642	2.49	3.14	(0.07)	27
9.02	(2.46)	58,958	1.33	1.99	1.08	27
9.00	(2.59)	9,436	1.48	2.14	0.90	27
9.26	(17.68)	54,045	1.73	2.07	0.35	48
8.98	(18.29)	8,564	2.48	2.82	(0.41)	48
9.33	(17.34)	115,099	1.33	1.68	0.78	48
9.30	(17.45)	13,092	1.48	1.82	0.59	48
11.25	2.54	96,440	1.74	2.08	0.20	41
10.99	1.76	15,127	2.49	2.83	(0.54)	41
11.34	2.88	310,186	1.34	1.68	0.57	41
11.30	2.76	27,343	1.49	1.82	0.44	41
11.03	6.31	114,658	1.74	2.12	0.07	53
10.81	5.46	19,018	2.49	2.87	(0.66)	53
11.12	6.73	308,502	1.35	1.72	0.44	53
11.08	6.48	36,429	1.49	1.87	0.26	53
10.38	8.33	35,417	1.79	2.35	0.09	90
10.25	7.53	6,720	2.54	3.12	(0.57)	90
10.45	8.83	111,826	1.39	1.94	0.52	90
10.42	8.73	9,500	1.54	2.05	0.22	90

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Asia Equity	A, C, Institutional and IR	Diversified
Emerging Markets Equity	A, C, Institutional, Service, IR and R6	Diversified
N-11 Equity	A, C, Institutional and IR	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

44

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

45

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

46

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2016:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$5,151,295	$67,116,807	$—
North America	205,349	—	—
Investment Company	759,355	—	—
Total	$6,115,999	$67,116,807	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$19,006,398	$—
Asia	33,100,824	366,753,667	—
Europe	—	34,436,979	—
North America	37,149,579	3,716,282	—
South America	47,670,821	19,083,086	—
Investment Company	50	—	—
Total	$117,921,274	$442,996,412	$—

47

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

N-11 EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$6,023,677	$—
Asia	—	73,054,629	—
North America	20,266,713	—	—
Exchange Traded Fund	422,265	—	—
Total	$20,688,978	$79,078,306	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity	Equity	Net realized gain (loss) from futures contracts	$(77,623)	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2016.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

48

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2016, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.02	*
N-11 Equity	1.30	1.30	1.24	1.21	1.19	1.30	1.13	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI agreed to waive a portion of its management fee in order to achieve net management rates as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 26, 2017, and prior to such date, GSAMI may not terminate the arrangements without the approval of the Trustees.

The Asia Equity and Emerging Markets Equity Funds invest in the Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAMI has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended October 31, 2016, GSAMI waived $23 and $44 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25
*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2016, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Asia Equity	$355
Emerging Markets Equity	3,184
N-11 Equity	1,279

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers

49

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, and Class IR Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, Emerging Markets Equity and N-11 Equity Funds are 0.114%, 0.194% and 0.164%, respectively. Prior to February 26, 2016, the Other Expense limitation was 0.254% for the Asia Equity Fund. These Other Expense limitations will remain in place through at least February 26, 2017 and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Asia Equity	$22	$420,496	$1,558	$422,076
Emerging Markets Equity	860,967	296,573	4,740	1,162,280
N-11 Equity	217,568	624,544	367	842,479

G.  Line of Credit Facility — As of October 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of October 31, 2016, the following Fund of Fund Portfolio was the beneficial owner of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Satellite Strategies Portfolio
Emerging Markets Equity	7%

As of October 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 45% of the Class IR Shares of the Asia Equity Fund.

50

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Asia Equity and Emerging Markets Equity Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2016:

Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 10/31/2016	Dividend Income
Asia Equity	$—	$2,077,677	$(1,318,322)	$759,355	$68
Emerging Markets Equity	—	3,061,200	(3,061,150)	50	136

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$79,346,702	$87,699,697
Emerging Markets Equity	514,480,291	442,013,629
N-11 Equity	34,825,989	118,868,559

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Distributions paid from:
Ordinary income	$—	$357,735	$972,415

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Distributions paid from:
Ordinary income	$192,777	$950,332	$1,334,018

51

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2016

7. TAX INFORMATION (continued)

As of October 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Undistributed ordinary income — net	$—	$5,129,145	$—
Capital loss carryforwards:
Expiring 2017(1)	$(7,699,879)	$(445,745,035)	$—
Perpetual long-term	—	(17,942,375)	(36,154,002)
Perpetual short-term	(1,112,900)	(29,675,460)	(32,413,251)
Total capital loss carryforwards	$(8,812,779)	$(493,362,870)	$(68,567,253)
Unrealized gains — net	2,358,318	50,378,482	12,409,030
Total accumulated losses — net	$(6,454,461)	$(437,855,243)	$(56,158,223)

(1)	Expiration occurs on October 31 of the year indicated. The Emerging Markets Equity Fund had capital loss carryforwards of $12,534,998 which expired in the current fiscal year.

As of October 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Tax cost	$70,591,408	$510,059,094	$87,364,838
Gross unrealized gain	9,124,567	78,068,850	19,163,511
Gross unrealized loss	(6,483,169)	(27,210,258)	(6,761,065)
Net unrealized security gain	$2,641,398	$50,858,592	$12,402,446
Net unrealized gain (loss) on other investments	(283,080)	(480,110)	6,584
Net unrealized gain	$2,358,318	$50,378,482	$12,409,030

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from net operating losses, expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and realized foreign capital gains tax.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Asia Equity	$(95,981)	$145,022	$(49,041)
Emerging Markets Equity	(12,534,998)	13,739,379	(1,204,381)
N-11 Equity	(3,973,166)	4,897,689	(924,523)

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Fund’s investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — Concentration of the investments of a Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The N-11 Equity Fund invests primarily in equity investments in the N-11 countries, and may invest up to 50% of its assets in any one N-11 country.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

53

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The N-11 Equity Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Geographic and Sector Risk — As a result of the N-11 Equity Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business, political, environmental or other development may affect the value of the Fund’s investments more than if its investments were not so focused.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,950	$377,355	235,104	$5,013,336
Shares converted from Class B(a)	—	—	3,947	79,446
Shares redeemed	(112,888)	(2,284,483)	(119,009)	(2,450,235)
	(93,938)	(1,907,128)	120,042	2,642,547
Class B Shares(a)
Shares converted to Class A	—	—	(4,175)	(79,446)
Shares redeemed	—	—	(11,670)	(221,835)
	—	—	(15,845)	(301,281)
Class C Shares
Shares sold	2,343	43,465	14,511	294,885
Shares redeemed	(12,807)	(233,866)	(23,699)	(445,511)
	(10,464)	(190,401)	(9,188)	(150,626)
Institutional Shares
Shares sold	91,051	1,840,720	148,725	3,263,191
Reinvestment of distributions	—	—	9,275	191,440
Shares redeemed	(337,388)	(7,026,128)	(383,547)	(8,037,850)
	(246,337)	(5,185,408)	(225,547)	(4,583,219)
Class IR Shares
Shares sold	1,401	30,436	—	2
Reinvestment of distributions	—	—	6	134
Shares redeemed	(1,263)	(27,780)	—	—
	138	2,656	6	136
NET DECREASE	(350,601)	$(7,280,281)	(130,532)	$(2,392,443)

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.

55

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	525,881	$7,916,505	1,408,550	$22,392,294
Shares issued in connection with merger	—	—	2,662,878	40,049,765
Shares converted from Class B(a)	—	—	22,303	355,064
Shares redeemed	(1,205,412)	(17,810,571)	(1,501,117)	(22,992,112)
	(679,531)	(9,894,066)	2,592,614	39,805,011
Class B Shares(a)
Shares converted to Class A	—	—	(24,726)	(355,064)
Shares redeemed	—	—	(97,564)	(1,400,667)
	—	—	(122,290)	(1,755,731)
Class C Shares
Shares sold	136,803	1,843,385	102,126	1,490,580
Shares issued in connection with merger	—	—	2,054,325	27,877,096
Shares redeemed	(765,758)	(10,088,827)	(226,822)	(3,176,820)
	(628,955)	(8,245,442)	1,929,629	26,190,856
Institutional Shares
Shares sold	17,639,592	274,394,345	9,734,085	154,429,954
Shares issued in connection with merger	—	—	2,177,674	34,951,589
Reinvestment of distributions	22,405	349,742	52,352	866,429
Shares redeemed	(12,765,591)	(194,516,952)	(9,033,668)	(145,961,176)
	4,896,406	80,227,135	2,930,443	44,286,796
Service Shares
Shares sold	317,809	4,726,912	407,392	6,240,052
Shares redeemed	(206,855)	(2,980,848)	(329,709)	(4,956,992)
	110,954	1,746,064	77,683	1,283,060
Class IR Shares
Shares sold	330,016	5,307,643	64,260	963,795
Shares issued in connection with merger	—	—	21,115	337,411
Reinvestment of distributions	71	1,110	29	472
Shares redeemed	(116,193)	(1,740,216)	(12,957)	(204,046)
	213,894	3,568,537	72,447	1,097,632
Class R6 Shares(b)
Shares sold	323,494	5,352,307	598	10,005
Reinvestment of distributions	1	11	—	—
Shares redeemed	(35,704)	(591,283)	—	(5)
	287,791	4,761,035	598	10,000
NET INCREASE	4,200,559	$72,163,263	7,481,124	$110,917,624

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Class R6 Shares commenced operations on July 31, 2015.

56

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	N-11 Equity Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	550,789	$4,823,684	1,245,917	$12,523,320
Reinvestment of distributions	7,693	67,624	541	5,728
Shares redeemed	(3,503,751)	(30,530,632)	(3,985,792)	(40,013,042)
	(2,945,269)	(25,639,324)	(2,739,334)	(27,483,994)
Class C Shares
Shares sold	17,925	152,129	42,651	421,093
Shares redeemed	(319,793)	(2,741,260)	(465,541)	(4,541,897)
	(301,868)	(2,589,131)	(422,890)	(4,120,804)
Institutional Shares
Shares sold	641,001	5,745,160	4,351,003	43,841,194
Reinvestment of distributions	87,939	774,739	99,758	1,060,423
Shares redeemed	(6,525,574)	(57,441,506)	(19,466,511)	(191,323,722)
	(5,796,634)	(50,921,607)	(15,015,750)	(146,422,105)
Class IR Shares
Shares sold	199,110	1,729,746	278,920	2,812,772
Reinvestment of distributions	8,082	71,120	6,906	73,277
Shares redeemed	(566,002)	(5,000,272)	(1,297,666)	(12,623,722)
	(358,810)	(3,199,406)	(1,011,840)	(9,737,673)
NET DECREASE	(9,402,581)	$(82,349,468)	(19,189,814)	$(187,764,576)

57

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Fundamental Emerging Markets Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs N-11 Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to and Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Emerging Markets Equity Fund				N-11 Equity Fund
Share Class	Beginning Account Value 5/01/2016	Ending Account Value 10/31/2016		Expenses Paid for the 6 Months Ended 10/31/2016*	Beginning Account Value 5/01/2016	Ending Account Value 10/31/2016		Expenses Paid for the 6 Months Ended 10/31/2016*	Beginning Account Value 5/01/2016	Ending Account Value 10/31/2016		Expenses Paid for the 6 Months Ended 10/31/2016*
Class A
Actual	$1,000	$1,084.90		$8.12	$1,000	$1,098.80		$8.70	$1,000	$985.70		$8.64
Hypothetical 5% return	1,000	1,017.34	+	7.86	1,000	1,016.84	+	8.36	1,000	1,016.44	+	8.77
Class C
Actual	1,000	1,081.30		12.03	1,000	1,094.10		12.63	1,000	981.90		12.35
Hypothetical 5% return	1,000	1,013.57	+	11.64	1,000	1,013.07	+	12.14	1,000	1,012.67	+	12.55
Institutional
Actual	1,000	1,086.70		6.03	1,000	1,100.70		6.60	1,000	988.00		6.65
Hypothetical 5% return	1,000	1,019.36	+	5.84	1,000	1,018.85	+	6.34	1,000	1,018.45	+	6.75
Service
Actual	N/A	N/A		N/A	1,000	1,097.80		9.23	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.34	+	8.87	N/A	N/A		N/A
Class IR
Actual	1,000	1,085.90		6.82	1,000	1,100.00		7.39	1,000	986.80		7.39
Hypothetical 5% return	1,000	1,018.60	+	6.60	1,000	1,018.10	+	7.10	1,000	1,017.70	+	7.51
Class R6
Actual	N/A	N/A		N/A	1,000	1,100.70		6.49	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.95	+	6.24	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R6
Asia Equity	1.55%	2.30%	1.15%	N/A	1.30%	N/A
Emerging Markets Equity	1.65	2.40	1.25	1.75%	1.40	1.23%
N-11 Equity	1.73	2.48	1.33	N/A	1.48	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

59

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs N-11 Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Asia Equity Fund); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

61

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Asia Equity Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Asia Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2016. The Trustees observed that Emerging Markets Equity Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods, and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2016. They also noted that the Goldman Sachs BRIC Fund had been reorganized into the Emerging Markets Equity Fund in August 2015. The Trustees noted that the N-11 Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five-year period, in the third quartile for the one-year period, and in the fourth quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. The Trustees also noted that the Asia Equity Fund had experienced certain portfolio management changes in the first quarter of 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The

62

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
First $1 billion	1.00%	1.20%	1.30%
Next $1 billion	0.90	1.20	1.30
Next $3 billion	0.86	1.08	1.24
Next $3 billion	0.84	1.03	1.21
Over $8 billion	0.82	1.01	1.19

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee (with respect to the Emerging Markets Equity and N-11 Equity Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders

63

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

65

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

66

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

67

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Emerging Markets Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2016, the total amount of income received by the Emerging Markets Equity and N-11 Equity Funds from sources within foreign countries and possessions of the United States was $0.0615 and $0.1815 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity and N-11 Equity Funds were 100% and 99.07%, respectively. The total amount of taxes paid by the Emerging Markets Equity and N-11 Equity Funds to such countries was $0.0263 and $0.0710 per share, respectively.

For the year ended October 31, 2016, 100% of the dividends paid from net investment company taxable income by the Emerging Markets Equity and N-11 Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

68

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, INTERNATIONAL Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 74902-TMPL-12/2016 / EMEAR-16/13.1K

Goldman Sachs Funds

Annual Report	October 31, 2016

Fundamental International Equity Funds
Focused International Equity
Strategic International Equity

Goldman Sachs Fundamental International Equity Funds

∎	FOCUSED INTERNATIONAL EQUITY

∎	STRATEGIC INTERNATIONAL EQUITY

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	5

Schedule of Investments	21

Financial Statements	25

Financial Highlights	28

Notes to the Financial Statements	32

Report of Independent Registered Public Accounting Firm	44

Other Information	45

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its high conviction investment ideas.

■	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced Research Analysts is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 80+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■	Access to markets across the world

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental International Equity Funds

Market Review

International equities lost ground during the 12-month period ended October 31, 2016 (the “Reporting Period”). The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® EAFE Index”) posted a return of -3.22%.*

As the Reporting Period began in November 2015, divergent monetary policy between international developed market central banks and an increasingly hawkish U.S. Federal Reserve (“Fed”) was a key theme. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) When the Fed hiked interest rates by 25 basis points in December 2015, the fairly dovish language in the statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment. (A basis point is 1/100th of a percentage point.) Meanwhile, the Bank of Japan (“BoJ”) announced supplementary support for its quantitative and qualitative easing programs in the same month. While the European Central Bank (“ECB”) also lowered its deposit rate by 10 basis points and announced an extension of its quantitative easing program at its December 2015 meeting, market reaction was one of disappointment as more had been expected.

International equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January ECB press conference and the BoJ’s introduction of negative interest rates. In turn, international equities stabilized a bit in February 2016. However, the MSCI® EAFE Index still fell 1.83% in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points, raising its monthly quantitative easing purchases, including corporate bonds, and unveiling a new series of four-year loans to banks. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain optimistic in April 2016, as oil prices rose and Chinese economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold in April 2016, not making any changes to their monetary policies. BoJ inaction came as a major disappointment against expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected first quarter U.S. Gross Domestic Product (“GDP”) release and an uneventful Fed meeting during which rates were left unchanged. In May 2016, disappointing payroll data drove expectations for a Fed hike in June 2016 temporarily lower, but subsequent hawkish Fed meeting minutes revived the market-implied probability. Equities rallied toward month-end on anticipation of better economic data, rising oil prices and optimism that the economy could withstand interest rate hikes. Japanese equities also benefited from stronger than expected first quarter GDP growth and a weaker yen. Markets were dominated in June 2016 by the U.K. referendum on whether to leave the European Union. International equities declined in the global sell-off in late June 2016 following the surprise “leave” result, popularly known as “Brexit”. Markets later rebounded, likely owing to improving risk appetite, as markets digested the outcome and

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

on dovish remarks from Bank of England (“BoE”) Governor Carney. However, the MSCI® EAFE Index still declined 3.36% in June 2016.

International equities rallied strongly in July 2016, buoyed by expectations of easier monetary policy and a rebound in risk appetite, despite the increased uncertainty post Brexit. Sentiment was propped up as BoE Governor Carney hinted at monetary easing during the summer. In August 2016, the BoE delivered, cutting U.K. policy rates by 25 basis points and introducing a significant extension to its quantitative easing program. However, investor concerns about the impending U.S. interest rate hike intensified following a strong July 2016 U.S. jobs report and Fed Chair Janet Yellen’s hawkish Jackson Hole speech. In September 2016, equities fell on the ECB’s lack of commitment to extending monetary easing beyond March 2017. However, there was a subsequent rebound following Fed and BoJ decisions, which markets viewed as generally benign — the Fed left rates unchanged, while the BoJ introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (Yield curve indicates the spectrum of maturities within a particular sector.)

In October 2016, ECB minutes stressed a commitment to continued monthly bond-buying of 80 billion euros at least through March 2017, helping to dispel earlier concerns about potential tapering. The U.K.’s first official GDP growth figures since the Brexit vote were more robust than the consensus expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness of the Japanese yen, as BoJ governor Kuroda stated there was room for further easing if necessary to achieve the 2% inflation target.

During the Reporting Period, materials, industrials, energy, information technology and real estate were the only sectors in the MSCI® EAFE Index to post a positive return. The weakest performing sectors in the MSCI® EAFE Index during the Reporting Period were health care, financials and consumer discretionary.

From a country perspective, Australia and Japan were the only constituents of the MSCI® EAFE Index to post a positive return during the Reporting Period. Italy was the weakest individual country constituent in the MSCI® EAFE Index during the Reporting Period, followed at some distance by the U.K., Ireland and Spain.

Looking Ahead

At the end of the Reporting Period, we believed global equities may still generate positive low to mid-single digit returns for calendar year 2016, and, in our view, they remain attractive compared to other asset classes offering lower or even negative returns.

Central banks appear to be realizing the limits of monetary policy, and attention is increasingly turning toward potential further fiscal expansion to stimulate economic growth. A potential transition from monetary to fiscal stimulus would likely be gradual, and we believe the environment of low interest rates, low economic growth and low returns may continue for some time. In that context, we believe equities still yield the best return prospects. Moreover, a backdrop of fiscal expansion should be positive for equities if it succeeds in stimulating economic growth, in our view. We also believe equities are better positioned than fixed

3

MARKET REVIEW

income investments given increased risks of inflation, as seen potentially in virtually all forms of real assets, including infrastructure, real estate, timber, commodities and materials.

Our view on Europe has been that as long as the region can grow its economy modestly, higher operating leverage for European companies could translate into higher earnings growth, compared to U.S. companies. Indeed, Europe’s economic growth was trending at around 1% to 1.5% at the end of the Reporting Period. However, political and economic risks for Europe may increase, in our view, which may limit upside to European equities in the near to mid term. (Upside refers to the forecasted dollar amount or percentage increase in the price of an investment.) While Europe’s financial system has significantly improved, we believe, since the financial crisis, negative interest rates and regulatory uncertainty remain a headwind. Also, we believe political volatility, including uncertainty following the Brexit vote and the continued rise in populism elsewhere in the continent, remains a risk. That said, in our view, European companies offer generally higher and more stable dividend yields than U.S. companies and are well exposed to diversified international end-markets.

In Japan, we continued to focus on the non-macro drivers of equities, such as improving governance, shareholder friendly uses of cash and reasonable valuations. However, we feel upside for Japanese equities requires more evidence of macroeconomic improvement in terms of inflation or economic growth than we have seen to date. Moreover, in our view, the strong Japanese yen is likely to continue to be a headwind for Japan’s export-oriented economy and inbound tourism.

Overall, at the end of the Reporting Period, our focus remained on seeking alpha opportunities through fundamental, bottom-up security selection. (Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index used as a benchmark, since market indices are often considered to represent the market’s movement as a whole. The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.) We believe active managers should have the greatest ability to respond to potential changes in the post-monetary world, and value generated through active management may well become an increasingly important contributor to returns. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

4

PORTFOLIO RESULTS

Goldman Sachs Focused International Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Focused International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -6.54%, -7.27%, -6.21%, -6.66% and -6.34%, respectively. These returns compare to the -3.22% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® Index”), during the same period.

Since their inception on February 26, 2016, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 6.68%. This return compares to the 9.44% cumulative total return of the MSCI® Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI® Index during the Reporting Period can be primarily attributed to individual stock selection. Sector allocation also detracted, albeit more modestly. Country allocation contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI® Index during the Reporting Period were Banco Popular Espanol, UniCredit and Credit Suisse — each a bank in the financials sector.

Shares of Banco Popular Espanol were negatively affected by volatility in the Spanish equity market, largely driven by political uncertainty surrounding the December 2015 elections in Spain. These elections resulted in a hung parliament and then continued to weigh on the Spanish financial sector. We believe the concerns were transitory, as Spain’s elections have concluded and near-term economic visibility appears to be forthcoming. At the end of the Reporting Period, we continued to like the bank given its strong presence in the small to medium enterprise market and its improvements in asset quality, which we believe should stabilize and improve margins for calendar year 2016. More importantly, in our view, Banco Popular Espanol should benefit from Spain’s recovering business environment, which appears conducive to increased economic activity.

Shares of UniCredit sold off along with other Italian banks in January 2016 following increased concerns surrounding Italian non-performing loans. This came after the resolution of four small Italian banks at the end of 2015, which triggered the bail-in of their subordinated debt. (A non-performing loan is the sum of borrowed money upon which the debtor has not made his or her schedule payments for at least 90 days. A non-performing loan is either in default or close to being in default. A bail-in occurs when the borrower’s creditors are forced to bear some of the burden by having a portion of their debt written off.) We believe these banks represented isolated cases and that asset quality in Italy is gradually improving. At the end of the Reporting Period, we believed UniCredit remained attractively valued relative to other European banks.

Credit Suisse’s share price came under pressure in the first part of the Reporting Period as it was in the process of raising equity. The company finished its rights issue in the second week of November 2015. (A rights issue is an issue of shares offered at a special price by a company to its existing shareholders in proportion to their holding of old shares.) However, it performed poorly following the announcement of weaker than expected fourth quarter 2015

5

PORTFOLIO RESULTS

results, citing difficult market conditions amidst its transition to shrink its investment bank and focus on its private bank. However, its core private bank performed well in February 2016. At the end of the Reporting Period, we believed the stock still presented significant long-term value.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI® Index during the Reporting Period were Covestro, Nidec and Rio Tinto.

Covestro is a global leader in polyurethanes and polycarbonates and operates a coatings, adhesives and specialties business. In October 2015, the German health care company Bayer conducted an initial public offering (“IPO”) for approximately 35% of its materials science business, known as Covestro. The Fund took part in the IPO, as we purchased what we believed to be a company trading at a significant discount to both its intrinsic value and its competitors in the industry. Covestro’s stock performed well, as investors began to recognize the intrinsic value of the company post-IPO, as evidenced in its increasing valuation. As a result, we exited the Fund’s position in Covestro due to the stock’s demonstrated strength.

Within industrials, Nidec, a Japan-based electric motors company and a leading manufacturer of small precision motors, was a top contributor to the Fund’s relative returns during the Reporting Period. Nidec performed particularly well after the company released its new fiscal year guidance. Despite the new guidance being slightly weaker than expected by the consensus, the market reacted positively to its clear medium-term growth plan, led by the automotive components segment of the company. We believe Nidec should be able to grow its presence in high margin segments and is well positioned to benefit from the ongoing increase in the number of motors installed in a car. In July 2016, Nidec reported solid results and maintained its full-year guidance, despite a negative currency impact, which we can interpret as a slight underlying upgrade. At the beginning of August 2016, the company announced an acquisition of the motor and electric power generation business segment of Emerson Electric for $1.2 billion. We think this acquisition is in line with Nidec’s goal of aggressively expanding its industrials and auto divisions given Emerson Electric’s significant exposure to the industrials and commercial segments. We also view this acquisition as complementary to Nidec’s current business and think this acquisition comes as another milestone in the company’s long-term story and shift toward new business areas.

U.K.-based international mining company Rio Tinto was another top positive contributor to the Fund’s relative results during the Reporting Period. We purchased the stock for the Fund in January 2016, seeing it as a high quality company in a challenged sector that had suffered significant underperformance. The stock outperformed the MSCI® Index since we purchased it in the Fund, owing primarily to a rebound in the materials sector in 2016 driven, in turn, by a recovery in metals prices.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, health care and industrials, each due primarily to weak stock selection. Having an overweighted allocation to health care, which underperformed the MSCI® Index the Reporting Period, also hurt.

The sectors that contributed most positively to the Fund’s performance relative to the MSCI® Index during the Reporting Period were materials, energy and consumer staples, each due primarily to effective stock selection. Sector positioning in energy added value as well.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI® Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI® Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were Spain, Australia and Italy, where stock selection overall hurt. Conversely, effective stock selection in Japan, France and Sweden boosted the Fund’s relative returns most.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

6

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Rio Tinto, already mentioned, we established a new Fund position during the Reporting Period in Japan Tobacco, a leading international tobacco company whose brands include Winston, Camel and Mevius. We expect the Japanese tobacco market to be attractive going forward driven by pricing. Furthermore, in our view, Japan Tobacco has a strong balance sheet, which it can use to create value for shareholders.

We initiated a Fund position in British pesticide producer Rentokil Initial. We believe the company has demonstrated a meaningful growth story over time and has attractive potential upside supported by its multi-year capital transformation story. Additionally, the firm is run by what we consider to be a high quality management team that has guided the company’s organic growth and acquisition focus. Rentokil Initial is well positioned, in our view, due to its strong market share, cost initiatives and synergies that may be realized over time.

Conversely, in addition to the sale of Covestro, already mentioned, we sold the Fund’s position in Swiss watch and jewelry maker Swatch. We had grown more concerned about weakness of Chinese tourist spending in both the U.S. and Japan. We believe this might translate into increased inventory and discounting within the global luxury market and might be further exacerbated by a new Chinese import tax, which could cause a decrease in overall Chinese tourist spending. This, alongside negative revisions for Swiss watch export data, posed an increased risk of further weakness in the Swatch share price, in our view. As a result of these concerns, we eliminated the Fund’s position in Swatch in May 2016 to redeploy capital to what we considered to be more appealing investment opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI® Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, consumer staples and telecommunication services increased relative to the MSCI® Index during the Reporting Period, while its relative exposure to financials, industrials, information technology, materials and energy decreased. From a country perspective, the Fund’s exposure to Japan, the U.K., Germany, Ireland and Sweden increased relative to the MSCI® Index, while its relative exposure to France, Switzerland and Australia decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no material changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI® Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Japan, the U.K., France, Germany, Ireland and Denmark and less exposure to Australia and Switzerland relative to the MSCI® Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI® Index in Spain, Sweden and Italy.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI® Index in industrials, health care, consumer staples and real estate at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI® Index in financials, materials and energy and was rather neutrally weighted compared to the MSCI® Index in consumer discretionary, information technology and telecommunication services. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

7

FUND BASICS

Focused International Equity Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class A	-6.54%	-3.22%
Class C	-7.27	-3.22
Institutional	-6.21	-3.22
Service	-6.66	-3.22
Class IR	-6.34	-3.22

February 26, 2016–October 31, 2016
Class R6	6.68%	9.44%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Index is unmanaged and the figures for the MSCI® Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.42%	5.58%	-0.52%	3.95%	12/01/92
Class C	0.38	5.99	-0.70	1.31	8/15/97
Institutional	2.58	7.23	0.45	3.71	2/07/96
Service	2.04	6.68	-0.06	3.11	3/06/96
Class IR	2.42	7.07	N/A	4.77	8/31/10
Class R6	N/A	N/A	N/A	9.70	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.64%
Class C	2.05	2.39
Institutional	0.90	1.24
Service	1.40	1.73
Class IR	1.05	1.39
Class R6	0.88	1.22

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business	Country
Mitsubishi Estate Co. Ltd.	4.4%	Real Estate	Japan
Bayer AG (Registered)	4.1	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Royal Dutch Shell plc Class A	3.8	Energy	Netherlands
Hoya Corp.	3.5	Health Care Equipment & Services	Japan
Bank of Ireland	3.4	Banks	Ireland
Credit Suisse Group AG (Registered)	3.3	Diversified Financials	Switzerland
Dentsu, Inc.	3.3	Media	Japan
Beiersdorf AG	3.2	Household & Personal Products	Germany
Nidec Corp.	3.2	Capital Goods	Japan
Publicis Groupe SA	3.2	Media	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

10

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on November 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Focused International Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 1, 1992)
Excluding sales charges	-6.54%	4.66%	-0.62%	4.06%
Including sales charges	-11.68%	3.48%	-1.17%	3.82%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-7.27%	3.88%	-1.35%	1.15%
Including contingent deferred sales charges	-8.20%	3.88%	-1.35%	1.15%

Institutional (Commenced February 7, 1996)	-6.21%	5.09%	-0.22%	3.56%

Service (Commenced March 6, 1996)	-6.66%	4.55%	-0.72%	2.96%

Class IR (Commenced August 31, 2010)	-6.34%	4.93%	N/A	4.23%

Class R6 (Commenced February 26, 2016)	N/A	N/A	N/A	6.68%*

*	Total return for periods of less than one year represents cumulative total return.

11

PORTFOLIO RESULTS

Goldman Sachs Strategic International Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -6.69%, -7.37%, -6.31%, -6.43% and -6.87%, respectively. These returns compare to the -3.22% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® Index”), during the same period.

Since their inception on February 26, 2016, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 5.99%. This return compares to the 9.44% cumulative total return of the MSCI® Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI® Index during the Reporting Period can be primarily attributed to individual stock selection. Country and sector allocation also detracted, albeit more modestly.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI® Index during the Reporting Period were three banks in the financials sector — Banco Popular Espanol, UniCredit and Credit Suisse.

Shares of Banco Popular Espanol were negatively affected by volatility in the Spanish equity market, largely driven by political uncertainty surrounding the December 2015 elections in Spain. These elections resulted in a hung parliament and then continued to weigh on the Spanish financial sector. We believe the concerns were transitory, as Spain’s elections have concluded and near-term economic visibility appears to be forthcoming. At the end of the Reporting Period, we continued to like the bank given its strong presence in the small to medium enterprise market and its improvements in asset quality, which we believe should stabilize and improve margins for calendar year 2016. More importantly, in our view, Banco Popular Espanol should benefit from Spain’s recovering business environment, which appears conducive to increased economic activity.

Shares of UniCredit sold off along with other Italian banks in January 2016 following increased concerns surrounding Italian non-performing loans. This came after the resolution of four small Italian banks at the end of 2015, which triggered the bail-in of their subordinated debt. (A non-performing loan is the sum of borrowed money upon which the debtor has not made his or her schedule payments for at least 90 days. A non-performing loan is either in default or close to being in default. A bail-in occurs when the borrower’s creditors are forced to bear some of the burden by having a portion of their debt written off.) We believe these banks represented isolated cases and that asset quality in Italy is gradually improving. At the end of the Reporting Period, we believed UniCredit remained attractively valued relative to other European banks.

Credit Suisse’s share price came under pressure in the first part of the Reporting Period, as it was in the process of raising equity. The company finished its rights issue in the second week of November 2015. However, it performed poorly following the announcement of weaker than expected fourth quarter 2015 results, citing difficult market conditions amidst its transition to shrink its investment bank and focus on its private bank. However, its core private bank performed

12

PORTFOLIO RESULTS

well in February 2016. At the end of the Reporting Period, we believed the stock still presented significant long-term value.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI® Index during the Reporting Period were Covestro, Nidec and Adidas.

Covestro is a global leader in polyurethanes and polycarbonates and operates a coatings, adhesives and specialties business. In October 2015, the German health care company Bayer conducted an initial public offering (“IPO”) for approximately 35% of its materials science business, known as Covestro. The Fund took part in the IPO, as we purchased what we believed to be a company trading at a significant discount to both its intrinsic value and its competitors in the industry. Covestro’s stock performed well, as investors began to recognize the intrinsic value of the company post-IPO, as evidenced in its increasing valuation. As a result, we exited the Fund’s position in Covestro due to the stock’s demonstrated strength.

Within industrials, Nidec, a Japan-based electric motors company and a leading manufacturer of small precision motors, was a top contributor to the Fund’s relative returns during the Reporting Period. Nidec performed particularly well after the company released its new fiscal year guidance. Despite the new guidance being slightly weaker than expected by the consensus, the market reacted positively to its clear medium-term growth plan, led by the automotive components segment of the company. We believe Nidec should be able to grow its presence in high margin segments and is well positioned to benefit from the ongoing increase in the number of motors installed in a car. In July 2016, Nidec reported solid results and maintained its full-year guidance, despite a negative currency impact, which we can interpret as a slight underlying upgrade. At the beginning of August 2016, the company announced an acquisition of the motor and electric power generation business segment of Emerson Electric for $1.2 billion. We think this acquisition is in line with Nidec’s goal of aggressively expanding its industrials and auto divisions given Emerson Electric’s significant exposure to the industrials and commercial segments. We also view this acquisition as complementary to Nidec’s current business and think this acquisition comes as another milestone in the company’s long-term story and shift toward new business areas.

Also contributing positively to the Fund’s relative performance during the Reporting Period was Adidas, the German-based sports apparel and equipment company. Its stock performed strongly after its management raised its full-year gross margin guidance in November 2015. Furthermore, the company reported consensus-beating third quarter 2015 sales, which further boosted share price performance. In December 2015, the company posted better than consensus-expected third quarter 2015 results and raised the midpoint of its full-year gross margin guidance. The company subsequently reported strong first quarter 2016 results and revised its earnings before interest and taxes margin guidance upward. Additionally, news that Adidas had opted to enter talks to sell part of its golf unit was well received by the market, as this segment has hindered performance in the recent past and showed that its management is focusing on its core performing businesses, Adidas and Reebok. At the end of the Reporting Period, we continued to like the company’s strong global brand but believed its valuation appeared stretched, and thus we decided to sell the Fund’s position and reallocate proceeds to what we considered to be more appealing investment opportunities.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s results during the Reporting Period were financials, health care and materials, where weak stock selection in each hurt. Having an underweight to materials, which significantly outperformed the MSCI® Index during the Reporting Period, also detracted.

The sectors that contributed most to the Fund’s performance relative to the MSCI® Index were industrials, information technology and consumer staples. Stock selection in all three sectors proved effective during the Reporting Period as did allocation positioning in information technology and consumer staples.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI® Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI® Index.

That said, the countries that detracted most from the Fund’s relative performance were Switzerland, Italy and Spain,

13

PORTFOLIO RESULTS

where stock selection overall hurt. Conversely, effective individual stock selection in the U.K., Japan and Germany contributed most positively to the Fund’s results relative to the MSCI® Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Fund positions in Intercontinental Hotels, Merlin Entertainment and Moncler.

We initiated a Fund position in U.K.-domiciled hotel group Intercontinental Hotels, which owns and manages mainstream to luxury hotel brands, such as Holiday Inn, Crowne Plaza and InterContinental. With less than 10% of its revenues from the U.K., we believe the firm’s strategy to focus on managing rather than owning a range of hotel brands has transformed its cash generating power. Backed by what we view as an excellent operating system, further initiatives to improve its performance and brand differentiation should, in our opinion, continue to drive returns for a company we believe was attractively priced at the time of purchase.

We established a Fund position in U.K.-domiciled Merlin Entertainment, the world’s second-largest theme park operator behind Disney, operating 114 attractions in 23 countries across four continents and most known for Legoland, Madame Tussauds and Sea Life. Approximately 30% of its revenue is from the U.K. As such, a weaker British pound, in our view, should 1) boost tourism into the country; 2) mean U.K. residents prefer “staycations,” or vacationing at home, as opposed to more expensive holidays abroad, and 3) translate into higher profits from its 70% business outside the U.K. We believe the company has attractive growth prospects and has a track record of spending its cash flow on such growth opportunities.

We initiated a Fund position in Moncler, a French/Italian apparel brand, most known for its down jackets and sportswear. The company operates in a niche segment of luxury, where there is little competition and where it has continued to have strong momentum. We believe the company should benefit as the “affordable luxury” segment gains traction with millennials. There is substantial growth potential compared to other luxury brands, in our opinion, which have already over-expanded and are now seeing declining revenue growth. Moncler’s management team is thoughtful, in our view, about the longer-term sustainability of its business, recently choosing to bring its production in house, focus on new product lines and invest in digital/ online. Its stock underperformed the MSCI® Index during the Reporting Period due to warm weather, weak sentiment around exposure to China and a small change in business strategy that concerned the market but which we view as positive. We see each of these headwinds as short-term and believe they created an attractive entry point for the Fund.

Conversely, in addition to the sale of Adidas, already mentioned, we sold out of the Fund’s positions in Start Today and Total during the Reporting Period. We sold the Fund’s position in Start Today, a Japan-based online apparel shopping site, following a period of strong performance and as we viewed its valuation to have become stretched. We exited the Fund’s position in French integrated oil company Total following a span of relative outperformance. We decided to redeploy capital in other opportunities in the energy sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI® Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, industrials, telecommunication services and utilities increased relative to the MSCI® Index during the Reporting Period, while its relative exposure to financials, information technology and energy decreased. From a country perspective, the Fund’s exposure to Japan, the U.K. and Italy increased relative to the MSCI® Index, while its relative exposure to Germany, France and Australia decreased during the Reporting Period.

14

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no material changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI® Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Italy, Ireland and Belgium relative to the MSCI® Index and less exposure to Japan, France and Australia relative to the MSCI® Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI® Index in several countries, most notably Switzerland, Spain, Sweden Denmark and Germany.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI® Index in consumer staples at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI® Index in financials, industrials, consumer discretionary and materials and rather neutral positions relative to the MSCI® Index in health care, telecommunication services, utilities, information technology, energy and real estate.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

15

FUND BASICS

Strategic International Equity Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class A	-6.69%	-3.22%
Class C	-7.37	-3.22
Institutional	-6.31	-3.22
Class IR	-6.43	-3.22
Class R	-6.87	-3.22

February 26, 2016–October 31, 2016
Class R6	5.99%	9.44%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Index is a market capitalization-weighted composite of securities in 22 developed markets. The MSCI® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Index is unmanaged and the figures for the MSCI® Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	FIve Years	Since Inception	Inception Date
Class A	-2.82%	5.94%	-1.44%	6/25/07
Class C	1.03	6.33	-1.59	6/25/07
Institutional	3.18	7.57	-0.46	6/25/07
Class IR	3.09	7.41	-1.41	11/30/07
Class R	2.57	6.88	-1.96	11/30/07
Class R6	N/A	N/A	10.04	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.82%
Class C	2.05	2.57
Institutional	0.90	1.42
Class IR	1.05	1.56
Class R	1.55	2.07
Class R6	0.88	1.40

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

17

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell plc Class A	4.2%	Energy	Netherlands
Anheuser-Busch InBev SA/NV	3.4	Food, Beverage & Tobacco	Belgium
Novartis AG (Registered)	2.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Japan Tobacco, Inc.	2.7	Food, Beverage & Tobacco	Japan
Beiersdorf AG	2.4	Household & Personal Products	Germany
Mitsubishi Estate Co. Ltd.	2.3	Real Estate	Japan
Bayer AG (Registered)	2.3	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Kerry Group plc Class A	2.1	Food, Beverage & Tobacco	Ireland
Australia & New Zealand Banking Group Ltd.	2.0	Banks	Australia
Kao Corp.	2.0	Household & Personal Products	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND VS. BENCH MARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

19

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on June 25, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	-6.69%	4.69%	-1.23%
Including sales charges	-11.78%	3.51%	-1.83%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	-7.37%	3.90%	-1.97%
Including contingent deferred sales charges	-8.29%	3.90%	-1.97%

Institutional (Commenced June 25, 2007)	-6.31%	5.10%	-0.85%

Class IR (Commenced November 30, 2007)	-6.43%	4.95%	-1.82%

Class R (Commenced November 30, 2007)	-6.87%	4.43%	-2.35%

Class R6 (Commenced February 26, 2016)	N/A	N/A	5.99%*

*	Total return for periods of less than one year represents cumulative total return.

20

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 96.3%
Australia – 2.3%
739,819	Computershare Ltd. (Software & Services)	$5,926,177

Denmark – 2.7%
194,335	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	6,923,283

France – 12.1%
175,394	Klepierre (REIT)	7,167,962
119,566	Publicis Groupe SA (Media)	8,202,196
353,989	Rexel SA (Capital Goods)	4,909,559
75,090	Safran SA (Capital Goods)	5,167,044
74,751	Vinci SA (Capital Goods)	5,413,431

		30,860,192

Germany – 11.8%
104,847	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	10,410,226
93,723	Beiersdorf AG (Household & Personal Products)	8,262,589
672,512	Commerzbank AG (Banks)	4,579,956
80,397	SAP SE (Software & Services)	7,082,930

		30,335,701

Ireland – 5.2%
40,724,220	Bank of Ireland (Banks)*	8,813,727
1,231,542	C&C Group plc (Food, Beverage & Tobacco)	4,725,208

		13,538,935

Italy – 1.5%
1,536,190	UniCredit SpA (Banks)	3,812,226

Japan – 25.8%
168,600	Dentsu, Inc. (Media)	8,404,581
217,200	Hoya Corp. (Health Care Equipment & Services)	9,062,452
460,200	Isuzu Motors Ltd. (Automobiles & Components)	5,692,286
205,600	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	7,816,938
567,000	Mitsubishi Estate Co. Ltd. (Real Estate)	11,269,028
85,000	Nidec Corp. (Capital Goods)	8,224,608
313,600	ORIX Corp. (Diversified Financials)	4,969,431
62,000	Pola Orbis Holdings, Inc. (Household & Personal Products)	5,158,978
159,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,544,004

		66,142,306

Common Stocks – (continued)
Netherlands – 3.9%
395,860	Royal Dutch Shell plc Class A (Energy)	$9,859,698

Spain – 3.9%
3,982,016	Banco Popular Espanol SA (Banks)	4,356,855
345,449	Cellnex Telecom SA (Telecommunication Services)(a)	5,665,015

		10,021,870

Sweden – 3.0%
268,456	Hennes & Mauritz AB Class B (Retailing)	7,549,695

Switzerland – 8.7%
614,504	Credit Suisse Group AG (Registered) (Diversified Financials)*	8,574,036
14,405	Syngenta AG (Registered) (Materials)	5,764,390
155,304	Wolseley plc (Capital Goods)	8,055,535

		22,393,961

United Kingdom – 12.7%
606,798	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	4,882,887
2,011,667	Melrose Industries plc (Capital Goods)	4,151,464
82,636	Reckitt Benckiser Group plc (Household & Personal Products)	7,392,658
1,871,934	Rentokil Initial plc (Commercial & Professional Services)	5,221,425
175,519	Rio Tinto plc (Materials)	6,103,727
1,747,801	Vodafone Group plc (Telecommunication Services)	4,800,032

		32,552,193

United States – 2.7%
121,649	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	6,868,631

TOTAL COMMON STOCKS
(Cost $279,323,278)		$246,784,868

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Distribution Rate	Value

Investment Company(b)(c) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
818,819	0.295%	$818,819
(Cost $818,819)

TOTAL INVESTMENTS – 96.6%
(Cost $280,142,097)		$247,603,687

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%		8,662,447

NET ASSETS – 100.0%		$256,266,134

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,665,015, which represents approximately 2.2% of net assets as of October 31, 2016.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 95.3%
Australia – 3.9%
62,359	Australia & New Zealand Banking Group Ltd. (Banks)	$1,316,736
29,578	BHP Billiton plc (Materials)	444,766
95,813	Computershare Ltd. (Software & Services)	767,492

		2,528,994

Austria – 1.2%
27,481	ams AG (Semiconductors & Semiconductor Equipment)	769,496

Belgium – 3.4%
19,244	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	2,208,629

China – 0.6%
212,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	400,472

Denmark – 2.4%
27,926	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	994,878
15,431	Novozymes A/S Class B (Materials)	572,441

		1,567,319

France – 7.9%
9,486	Air Liquide SA (Materials)	963,897
24,981	Klepierre (REIT)	1,020,918
14,444	Publicis Groupe SA (Media)	990,855
24,820	Rexel SA (Capital Goods)	344,235
11,894	Safran SA (Capital Goods)	818,442
13,878	Vinci SA (Capital Goods)	1,005,038

		5,143,385

Germany – 8.4%
14,849	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,474,353
17,865	Beiersdorf AG (Household & Personal Products)	1,574,973
73,283	Commerzbank AG (Banks)	499,073
15,869	GEA Group AG (Capital Goods)	614,636
14,658	SAP SE (Software & Services)	1,291,361

		5,454,396

Ireland – 3.9%
5,408,067	Bank of Ireland (Banks)*	1,170,439
18,644	Kerry Group plc Class A (Food, Beverage & Tobacco)	1,355,418

		2,525,857

Italy – 5.7%
168,414	Enav SpA (Transportation)*(a)	627,471
273,824	Enel SpA (Utilities)	1,177,262
32,963	Moncler SpA (Consumer Durables & Apparel)	548,766

Common Stocks – (continued)
Italy – (continued)
1,048,122	Telecom Italia SpA (Telecommunication Services)*	$911,126
174,719	UniCredit SpA (Banks)	433,584

		3,698,209

Japan – 20.7%
6,900	Dentsu, Inc. (Media)	343,960
7,800	East Japan Railway Co. (Transportation)	686,622
26,400	HIS Co. Ltd. (Consumer Services)	720,532
9,200	Hoshizaki Corp. (Capital Goods)	830,285
29,900	Hoya Corp. (Health Care Equipment & Services)	1,247,547
45,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,737,520
25,400	Kao Corp. (Household & Personal Products)	1,306,996
42,100	KDDI Corp. (Telecommunication Services)	1,279,553
76,000	Mitsubishi Estate Co. Ltd. (Real Estate)	1,510,487
12,700	Nidec Corp. (Capital Goods)	1,228,853
57,200	ORIX Corp. (Diversified Financials)	906,414
8,100	Pola Orbis Holdings, Inc. (Household & Personal Products)	673,996
27,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	963,873

		13,436,638

Netherlands – 4.2%
109,539	Royal Dutch Shell plc Class A (Energy)	2,728,292

Singapore – 1.7%
102,993	DBS Group Holdings Ltd. (Banks)	1,110,131

Spain – 5.0%
165,230	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,189,439
345,749	Banco Popular Espanol SA (Banks)	378,295
86,118	EDP Renovaveis SA (Utilities)	650,566
148,553	Iberdrola SA (Utilities)	1,010,971

		3,229,271

Sweden – 3.3%
38,585	Hennes & Mauritz AB Class B (Retailing)	1,085,112
36,911	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	1,045,424

		2,130,536

Switzerland – 9.2%
89,021	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,242,090

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
25,433	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	$1,804,919
2,787	Syngenta AG (Registered) (Materials)	1,115,262
57,404	UBS Group AG (Registered) (Diversified Financials)	811,559
19,891	Wolseley plc (Capital Goods)	1,031,735

		6,005,565

United Kingdom – 12.1%
123,707	Aviva plc (Insurance)	670,341
58,176	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	468,141
25,420	InterContinental Hotels Group plc (Consumer Services)	985,498
67,304	Just Eat plc (Software & Services)*	462,332
308,010	Melrose Industries plc (Capital Goods)	635,638
116,721	Merlin Entertainments plc (Consumer Services)(a)	657,817
215,624	Rentokil Initial plc (Commercial & Professional Services)	601,444
15,827	Rio Tinto plc (Materials)	550,389
97,210	UBM plc (Media)	853,494
191,749	Virgin Money Holdings UK plc (Banks)	772,166
441,668	Vodafone Group plc (Telecommunication Services)	1,212,965

		7,870,225

United States – 1.7%
19,212	Shire plc (ADR) (Pharmaceuticals, Biotechnology & Life Sciences)	1,084,761

TOTAL COMMON STOCKS
(Cost $68,939,265)		$61,892,176

Shares	Description	Value

Exchange Traded Fund – 1.6%
United States – 1.6%
82,504	iShares MSCI Japan Fund	$1,042,025
(Cost $1,042,850)

Shares	Distribution Rate	Value

Investment Company(b)(c) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,000,834	0.295%	$1,000,834
(Cost $1,000,834)

TOTAL INVESTMENTS – 98.4%
(Cost $70,982,949)		$63,935,035

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		1,040,814

NET ASSETS – 100.0%		$64,975,849

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,285,288, which represents approximately 2.0% of net assets as of October 31, 2016.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviation:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2016

	Focused International Equity Fund	Strategic International Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $279,323,278 and $69,982,115)	$246,784,868	$62,934,201
Investments in affiliated issuers, at value (cost $818,819 and $1,000,834)	818,819	1,000,834
Cash	3,755,610	978,755
Foreign currencies, at value (cost $3,313 and $62,330)	2,443	61,760
Receivables:
Fund shares sold	7,031,293	19,536
Investments sold	3,949,705	1,092,385
Foreign tax reclaims	611,956	264,342
Dividends	575,483	115,421
Reimbursement from investment adviser	22,508	17,702
Other assets	70,249	64
Total assets	263,622,934	66,485,000

Liabilities:
Payables:
Investments purchased	6,456,412	1,220,521
Fund shares redeemed	570,361	144,105
Management fees	181,876	47,705
Distribution and Service fees and Transfer Agency fees	37,003	12,651
Accrued expenses	111,148	84,169
Total liabilities	7,356,800	1,509,151

Net Assets:
Paid-in capital	416,409,641	100,105,264
Undistributed net investment income	6,620,678	1,017,102
Accumulated net realized loss	(134,182,275)	(29,084,006)
Net unrealized loss	(32,581,910)	(7,062,511)
NET ASSETS	$256,266,134	$64,975,849
Net Assets:
Class A	$38,152,268	$18,300,619
Class C	15,577,069	3,974,097
Institutional	201,745,680	42,191,052
Service	31,719	—
Class IR	748,731	471,226
Class R	—	28,257
Class R6	10,667	10,598
Total Net Assets	$256,266,134	$64,975,849
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,297,596	1,526,389
Class C	1,013,537	369,652
Institutional	11,914,766	3,358,990
Service	1,889	—
Class IR	44,414	39,274
Class R	—	2,340
Class R6	630	844
Net asset value, offering and redemption price per share:(a)
Class A	$16.61	$11.99
Class C	15.37	10.75
Institutional	16.93	12.56
Service	16.79	—
Class IR	16.86	12.00
Class R	—	12.08
Class R6	16.93	12.56

(a)	Maximum public offering price per share for Class A Shares of the Focused International Equity and Strategic International Equity Funds is $17.58 and $12.69, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

	Focused International Equity Fund	Strategic International Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $440,636 and $179,512)	$8,778,772	$1,972,321
Dividends — affiliated issuers	1,692	516
Total investment income	8,780,464	1,972,837

Expenses:
Management fees	2,320,617	608,708
Distribution and Service fees(a)	271,001	95,158
Transfer Agency fees(a)	182,209	66,984
Custody, accounting and administrative services	121,872	106,667
Professional fees	103,296	94,576
Registration fees	90,523	79,916
Printing and mailing costs	38,760	18,615
Trustee fees	20,371	20,025
Service share fees — Service Plan	84	—
Service share fees — Shareholder Administration Plan	84	—
Other	15,327	15,989
Total expenses	3,164,144	1,106,638
Less — expense reductions	(709,850)	(327,036)
Net expenses	2,454,294	779,602
NET INVESTMENT INCOME	6,326,170	1,193,235

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(7,058,924)	(561,166)
Foreign currency transactions	(143,458)	6,744
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $0 and $14,023)	(16,631,620)	(5,705,658)
Foreign currency translation	(9,232)	18,728
Net realized and unrealized loss	(23,843,234)	(6,241,352)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,517,064)	$(5,048,117)

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(b)
Focused International Equity	$105,196	$165,805	$—	$79,949	$31,503	$68,887	$14	$1,853	$—	$3
Strategic International Equity	51,988	43,085	85	39,511	8,186	18,419	—	833	33	2

(b)	Commenced operations on February 26, 2016.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Focused International Equity Fund		Strategic International Equity Fund
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$6,326,170	$3,098,565	$1,193,235	$886,902
Net realized gain (loss)	(7,202,382)	(11,319,078)	(554,422)	354,960
Net change in unrealized gain (loss)	(16,640,852)	8,208,306	(5,686,930)	(2,049,780)
Net decrease in net assets resulting from operations	(17,517,064)	(12,207)	(5,048,117)	(807,918)

Distributions to shareholders:
From net investment income
Class A Shares	(534,931)	(1,737,059)	(178,101)	(849,696)
Class C Shares	(98,242)	(456,968)	(5,202)	(152,361)
Institutional Shares	(2,308,981)	(5,428,826)	(638,376)	(1,528,500)
Service Shares	(118)	(9,843)	—	—
Class IR Shares	(16,690)	(70,733)	(4,313)	(5,027)
Class R Shares	—	—	(22)	(557)
Total distributions to shareholders	(2,958,962)	(7,703,429)	(826,014)	(2,536,141)

From share transactions:
Proceeds from sales of shares	139,452,947	48,121,899	28,718,573	25,441,147
Reinvestment of distributions	2,904,017	7,537,145	799,747	2,501,122
Cost of shares redeemed	(85,861,540)	(78,117,189)	(32,786,987)	(24,346,563)
Net increase (decrease) in net assets resulting from share transactions	56,495,424	(22,458,145)	(3,268,667)	3,595,706
TOTAL INCREASE (DECREASE)	36,019,398	(30,173,781)	(9,142,798)	251,647

Net assets:
Beginning of year	220,246,736	250,420,517	74,118,647	73,867,000
End of year	$256,266,134	$220,246,736	$64,975,849	$74,118,647
Undistributed net investment income	$6,620,678	$2,956,452	$1,017,102	$603,994

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Increase from regulatory settlements
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$17.98	$0.48	(d)	$(1.65)	$(1.17)	$(0.20)	$—
2016 - C	16.67	0.32	(d)	(1.53)	(1.21)	(0.09)	—
2016 - Institutional	18.34	0.47	(d)	(1.60)	(1.13)	(0.28)	—
2016 - Service	18.05	0.47	(d)	(1.67)	(1.20)	(0.06)	—
2016 - IR	18.25	0.45	(d)	(1.60)	(1.15)	(0.24)	—
2016 - R6 (Commenced February 26, 2016)	15.87	0.21	(d)	0.85	1.06	—	—
2015 - A	18.49	0.21		(0.16)	0.05	(0.56)	—
2015 - C	17.18	0.08		(0.16)	(0.08)	(0.43)	—
2015 - Institutional	18.86	0.29		(0.16)	0.13	(0.65)	—
2015 - Service	18.57	0.14		(0.11)	0.03	(0.55)	—
2015 - IR	18.76	0.26		(0.17)	0.09	(0.60)	—
2014 - A	20.00	0.55	(f)	(1.99)	(1.44)	(0.07)	—
2014 - C	18.65	0.36	(f)	(1.83)	(1.47)	—	—
2014 - Institutional	20.39	0.64	(f)	(2.02)	(1.38)	(0.15)	—
2014 - Service	20.08	0.52	(f)	(1.98)	(1.46)	(0.05)	—
2014 - IR	20.29	0.75	(f)	(2.14)	(1.39)	(0.14)	—
2013 - A	15.58	0.15		4.71	4.86	(0.44)	—
2013 - C	14.60	0.02		4.41	4.43	(0.38)	—
2013 - Institutional	15.92	0.23		4.79	5.02	(0.55)	—
2013 - Service	15.69	0.14		4.72	4.86	(0.47)	—
2013 - IR	15.87	0.16		4.82	4.98	(0.56)	—
2012 - A	14.74	0.28		0.93	1.21	(0.47)	0.10
2012 - C	13.82	0.16		0.87	1.03	(0.35)	0.10
2012 - Institutional	15.07	0.32		0.97	1.29	(0.54)	0.10
2012 - Service	14.85	0.26		0.94	1.20	(0.46)	0.10
2012 - IR	15.06	0.28		0.98	1.26	(0.55)	0.10

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(g)	Total returns reflect the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class C	Institutional	Service	Class IR
For the Fiscal Year Ended October 31, 2012	8.66%	7.81%	9.15%	8.57%	8.92%

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$16.61	(6.54)%	$38,152	1.30%		1.62%		2.86	%(d)	78%
15.37	(7.27)	15,577	2.05		2.37		2.05	(d)	78
16.93	(6.21)	201,746	0.90		1.21		2.76	(d)	78
16.79	(6.66)	32	1.41		1.72		2.77	(d)	78
16.86	(6.34)	749	1.05		1.36		2.62	(d)	78
16.93	6.68	11	0.89	(e)	1.19	(e)	1.83	(d)(e)	78
17.98	0.34	48,772	1.30		1.64		1.18		105
16.67	(0.42)	18,415	2.05		2.39		0.44		105
18.34	0.74	151,755	0.90		1.24		1.56		105
18.05	0.19	37	1.40		1.73		0.76		105
18.25	0.56	1,268	1.05		1.39		1.38		105
18.49	(7.16)	58,368	1.33		1.63		2.78	(f)	121
17.18	(7.83)	18,247	2.08		2.38		1.97	(f)	121
18.86	(6.79)	170,954	0.93		1.23		3.17	(f)	121
18.57	(7.28)	332	1.43		1.73		2.62	(f)	121
18.76	(6.90)	2,253	1.07		1.38		3.73	(f)	121
20.00	31.94	61,224	1.46		1.69		0.89		189
18.65	30.97	17,910	2.20		2.44		0.15		189
20.39	32.50	112,707	1.06		1.29		1.29		189
20.08	31.86	364	1.56		1.79		0.80		189
20.29	32.36	1,609	1.20		1.44		0.89		189
15.58	9.36 (g)	52,564	1.48		1.72		1.95		144
14.60	8.55 (g)	14,039	2.23		2.47		1.14		144
15.92	9.84 (g)	61,874	1.08		1.31		2.11		144
15.69	9.26 (g)	299	1.58		1.82		1.77		144
15.87	9.61 (g)	30	1.23		1.46		1.87		144

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$12.95	$0.18		$(1.04)	$(0.86)	$(0.10)
2016 - C	11.62	0.08		(0.94)	(0.86)	(0.01)
2016 - Institutional	13.56	0.23		(1.08)	(0.85)	(0.15)
2016 - IR	12.97	0.21		(1.04)	(0.83)	(0.14)
2016 - R	13.00	0.12		(1.01)	(0.89)	(0.03)
2016 - R6 (Commenced February 26, 2016)	11.85	0.20		0.51	0.71	—
2015 - A	13.52	0.15		(0.23)	(0.08)	(0.49)
2015 - C	12.17	0.04		(0.20)	(0.16)	(0.39)
2015 - Institutional	14.13	0.20		(0.23)	(0.03)	(0.54)
2015 - IR	13.55	0.15		(0.20)	(0.05)	(0.53)
2015 - R	13.57	0.11		(0.23)	(0.12)	(0.45)
2014 - A	13.81	0.45	(e)	(0.63)	(0.18)	(0.11)
2014 - C	12.45	0.31	(e)	(0.57)	(0.26)	(0.02)
2014 - Institutional	14.44	0.52	(e)	(0.67)	(0.15)	(0.16)
2014 - IR	13.84	0.40	(e)	(0.56)	(0.16)	(0.13)
2014 - R	13.88	0.41	(e)	(0.63)	(0.22)	(0.09)
2013 - A	11.06	0.14		2.80	2.94	(0.19)
2013 - C	10.01	0.04		2.54	2.58	(0.14)
2013 - Institutional	11.58	0.19		2.93	3.12	(0.26)
2013 - IR	11.11	0.18		2.80	2.98	(0.25)
2013 - R	11.14	0.08		2.85	2.93	(0.19)
2012 - A	10.62	0.20		0.61	0.81	(0.37)
2012 - C	9.64	0.10		0.57	0.67	(0.30)
2012 - Institutional	11.11	0.19		0.71	0.90	(0.43)
2012 - IR	10.70	0.21		0.63	0.84	(0.43)
2012 - R	10.57	0.16		0.64	0.80	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.99	(6.69)%	$18,301	1.30%		1.76%		1.47%		68%
10.75	(7.37)	3,974	2.05		2.51		0.74		68
12.56	(6.31)	42,191	0.90		1.36		1.84		68
12.00	(6.43)	471	1.05		1.51		1.71		68
12.08	(6.87)	28	1.55		2.01		0.99		68
12.56	5.99	11	0.89	(d)	1.35	(d)	2.33	(d)	68
12.95	(0.57)	23,111	1.30		1.82		1.11		83
11.62	(1.33)	4,841	2.05		2.57		0.35		83
13.56	(0.15)	45,795	0.90		1.42		1.47		83
12.97	(0.32)	355	1.05		1.56		1.17		83
13.00	(0.84)	17	1.55		2.07		0.86		83
13.52	(1.41)	22,384	1.33		1.77		3.21	(e)	89
12.17	(2.10)	4,873	2.08		2.52		2.44	(e)	89
14.13	(1.05)	45,118	0.93		1.37		3.55	(e)	89
13.55	(1.14)	128	1.07		1.52		2.86	(e)	89
13.57	(1.58)	17	1.58		2.02		2.92	(e)	89
13.81	27.11	23,850	1.47		1.87		1.16		102
12.45	26.06	5,700	2.22		2.62		0.37		102
14.44	27.63	41,058	1.07		1.47		1.51		102
13.84	27.37	65	1.22		1.62		1.49		102
13.88	26.72	17	1.72		2.11		0.61		102
11.06	8.17	21,854	1.45		1.95		1.91		119
10.01	7.35	5,147	2.20		2.70		1.01		119
11.58	8.58	23,684	1.05		1.51		1.68		119
11.11	8.42	79	1.20		1.68		2.01		119
11.14	7.87	7	1.70		2.19		1.49		119

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

October 30, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused International Equity	A, C, Institutional, Service, IR and R6+	Diversified
Strategic International Equity	A, C, Institutional, IR, R and R6+	Diversified

+	Class R6 commenced operations on February 26, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

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Notes to Financial Statements (continued)

October 30, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2016:

Focused International Equity

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$66,142,306	$—
Australia and Oceania	—	5,926,177	—
Europe	—	167,847,754	—
North America	—	6,868,631	—
Investment Company	818,819	—	—
Total	$818,819	$246,784,868	$—

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$14,947,241	$—
Australia and Oceania	—	2,528,994	—
Europe	—	43,331,180	—
North America	—	1,084,761	—
Exchange Traded Fund	1,042,025	—	—
Investment Company	1,000,834	—	—
Total	$2,042,859	$61,892,176	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2016, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Focused International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.85	%*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 26, 2017, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees.

The Focused International Equity and Strategic International Equity Funds invest in the Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAMI has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended October 31, 2016, GSAMI waived $691 and $194 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 30, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Focused International Equity	$2,410	$479
Strategic International Equity	2,298	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.014%. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Focused International Equity	$348,786	$3,381	$357,683	$709,850
Strategic International Equity	194	1,071	325,771	327,036

G.  Line of Credit Facility — As of October 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2016.

Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 10/31/2016	Dividend Income
Focused International Equity	$—	$12,566,876	$(11,748,057)	$818,819	$1,692
Strategic International Equity	—	3,123,685	(2,122,851)	1,000,834	516

As of October 31, 2016, the following Fund of Fund Portfolios were the beneficial owner of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Focused International Equity	9%	15%	9%

As of October 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R6 Shares of the Focused International Equity Fund and approximately 29% and 100% of the Class R Shares and Class R6 Shares, respectively, of the Strategic International Equity Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Focused International Equity	$231,094,373	$178,960,751
Strategic International Equity	48,004,076	50,042,213

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 30, 2016

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Focused International Equity	Strategic International Equity
Distributions paid from:
Ordinary income	$2,958,962	$826,014

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Focused International Equity	Strategic International Equity
Distributions paid from:
Ordinary income	$7,703,429	$2,536,141

As of October 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Focused International Equity	Strategic International Equity
Undistributed ordinary income — net	$6,972,757	$1,078,541
Capital loss carryforwards:
Expiring 2017(1)	$(106,107,378)	$(28,233,535)
Expiring 2019(1)	(9,250,431)	—
Perpetual long-term	(17,928,106)	(508,547)
Total capital loss carryforwards	$(133,285,915)	$(28,742,082)
Unrealized losses — net	(33,830,349)	(7,465,874)
Total accumulated losses — net	$(160,143,507)	$(35,129,415)

(1)	Expiration occurs on October 31 of the year indicated. The Focused International Equity and Strategic International Equity Funds had capital loss carryforwards of $89,358,426 and $14,821,928, respectively, which expired in the current fiscal year.

As of October 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Focused International Equity	Strategic International Equity
Tax cost	$281,390,536	$71,386,312
Gross unrealized gain	6,496,647	2,501,873
Gross unrealized loss	(40,283,496)	(9,953,150)
Net unrealized security loss	$(33,786,849)	$(7,451,277)
Net unrealized loss on other investments	(43,500)	(14,597)
Net unrealized loss	$(33,830,349)	$(7,465,874)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

6. TAX INFORMATION (continued)

differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and expired capital loss carryforwards.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Focused International Equity	$(89,358,426)	$89,061,408	$297,018
Strategic International Equity	(14,821,928)	14,776,041	45,887

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic and Sector Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business, political, environmental or other development may affect the value of the Funds’ investments more than if their investments were not so focused.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Focused International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 30, 2016

7. OTHER RISKS (continued)

single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 30, 2016

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Focused International Equity Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	182,370	$3,077,795	293,167	$5,383,781
Shares converted from Class B(a)	—	—	4,363	79,894
Reinvestment of distributions	29,815	520,578	94,946	1,684,348
Shares redeemed	(627,334)	(10,522,422)	(835,896)	(15,008,792)
	(415,149)	(6,924,049)	(443,420)	(7,860,769)
Class B Shares(a)
Shares converted to Class A	—	—	(4,448)	(79,894)
Shares redeemed	—	—	(10,228)	(183,739)
	—	—	(14,676)	(263,633)
Class C Shares
Shares sold	210,136	3,292,226	234,732	3,933,741
Reinvestment of distributions	5,841	94,977	26,339	435,904
Shares redeemed	(307,365)	(4,790,267)	(218,263)	(3,686,491)
	(91,388)	(1,403,064)	42,808	683,154
Institutional Shares
Shares sold	7,607,561	132,493,450	2,042,402	38,294,257
Reinvestment of distributions	128,053	2,271,654	296,453	5,345,040
Shares redeemed	(4,096,369)	(69,541,789)	(3,126,278)	(57,420,654)
	3,639,245	65,223,315	(787,423)	(13,781,357)
Service Shares
Shares sold	—	—	516	9,235
Reinvestment of distributions	7	118	63	1,120
Shares redeemed	(157)	(2,525)	(16,435)	(284,841)
	(150)	(2,407)	(15,856)	(274,486)
Class IR Shares
Shares sold	34,653	579,476	26,620	500,885
Reinvestment of distributions	943	16,690	3,938	70,733
Shares redeemed	(60,670)	(1,004,537)	(81,206)	(1,532,672)
	(25,074)	(408,371)	(50,648)	(961,054)
Class R6 Shares(b)
Shares sold	630	10,000	—	—
	630	10,000	—	—
NET INCREASE (DECREASE)	3,108,114	$56,495,424	(1,269,215)	$(22,458,145)

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.
(b)	Class R6 Shares commenced operations on February 26, 2016 .

42

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	228,778	$2,835,075	287,002	$3,820,054
Shares converted from Class B(a)	—	—	82,120	1,098,759
Reinvestment of distributions	12,966	163,244	64,638	831,893
Shares redeemed	(500,413)	(6,019,661)	(304,568)	(3,998,001)
	(258,669)	(3,021,342)	129,192	1,752,705
Class B Shares(a)
Shares converted to Class A	—	—	(92,333)	(1,098,759)
Shares redeemed	—	—	(19,706)	(234,677)
	—	—	(112,039)	(1,333,436)
Class C Shares
Shares sold	40,171	441,191	78,335	951,232
Reinvestment of distributions	428	4,859	11,937	138,834
Shares redeemed	(87,502)	(955,830)	(74,129)	(882,624)
	(46,903)	(509,780)	16,143	207,442
Institutional Shares
Shares sold	1,965,192	25,039,463	1,464,658	20,425,892
Reinvestment of distributions	47,740	627,309	113,557	1,525,075
Shares redeemed	(2,031,085)	(25,562,659)	(1,393,101)	(19,206,286)
	(18,153)	104,113	185,114	2,744,681
Class IR Shares
Shares sold	31,196	370,236	19,455	243,705
Reinvestment of distributions	343	4,313	391	5,027
Shares redeemed	(19,674)	(238,876)	(1,894)	(24,975)
	11,865	135,673	17,952	223,757
Class R Shares
Shares sold	1,857	22,608	20	264
Reinvestment of distributions	2	22	23	293
Shares redeemed	(790)	(9,961)	—	—
	1,069	12,669	43	557
Class R6 Shares(b)
Shares sold	844	10,000	—	—
	844	10,000	—	—
NET INCREASE (DECREASE)	(309,947)	$(3,268,667)	236,405	$3,595,706

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.
(b)	Class R6 Shares commenced operations on February 26, 2016 .

43

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Fundamental International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Focused International Equity Fund and Goldman Sachs Strategic International Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

44

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to and Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused International Equity Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 5/01/16	Ending Account Value 10/31/16		Expenses Paid for the 6 Months Ended 10/31/16*	Beginning Account Value 5/01/16	Ending Account Value 10/31/16		Expenses Paid for the 6 Months Ended 10/31/16*
Class A
Actual	$1,000	$961.80		$6.41	$1,000	$965.40		$6.42
Hypothetical 5% return	1,000	1,018.60	+	6.60	1,000	1,018.60	+	6.60
Class C
Actual	1,000	957.60		10.09	1,000	961.50		10.11
Hypothetical 5% return	1,000	1,014.83	+	10.38	1,000	1,014.83	+	10.38
Institutional
Actual	1,000	963.00		4.44	1,000	966.90		4.45
Hypothetical 5% return	1,000	1,020.61	+	4.57	1,000	1,020.61	+	4.57
Service
Actual	1,000	961.10		6.90	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.10	+	7.10	N/A	N/A		N/A
Class IR
Actual	1,000	962.30		5.18	1,000	966.20		5.19
Hypothetical 5% return	1,000	1,019.86	+	5.33	1,000	1,019.86	+	5.33
Class R
Actual	N/A	N/A		N/A	1,000	964.10		7.65
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.34		7.86
Class R6
Actual	1,000	963.60		4.05	1,000	967.60		3.71
Hypothetical 5% return	1,000	1,021.01		4.17	1,000	1,021.37		3.81

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Focused International Equity	1.30%	2.05%	0.90%	1.40%	1.05%	N/A	0.82%
Strategic International Equity	1.30	2.05	0.90	N/A	1.05	1.55%	0.75

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

45

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Focused International Equity Fund and the Goldman Sachs Strategic International Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Focused International Equity Fund); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

46

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

47

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Focused International Equity Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

48

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Focused International Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and five-year periods, in the third quartile for the three-year period, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2016. They noted that the Strategic International Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

49

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Focused International Equity Fund	Strategic International Equity Fund
First $1 billion	1.00%	0.85%
Next $1 billion	0.90	0.77
Next $3 billion	0.86	0.73
Next $3 billion	0.84	0.72
Over $8 billion	0.82	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Focused International Equity Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

50

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

51

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

52

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

53

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

54

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

55

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2016, the total amount of income received by the Focused International Equity and Strategic International Equity Funds from sources within foreign countries and possessions of the United States was $0.3029 and $0.1527 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Focused International Equity and Strategic International Equity Funds were 98.47% and 96.04%, respectively. The total amount of taxes paid by the Focused International Equity and Strategic International Equity Funds was $0.0504 and $0.0249 per share, respectively.

For the year ended October 31, 2016, 100% of the dividends paid from net investment company taxable income by the Focused International Equity and Strategic International Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

56

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 75005-TMPL-12/2016 EQINTAR-16/7.5k

Goldman Sachs Funds

Annual Report	October 31, 2016

Global Managed Beta Fund

Goldman Sachs Global Managed Beta Fund

Portfolio Management Discussion and Performance Summary	1

Schedule of Investments	6

Financial Statements	9

Financial Highlights	12

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	24

Other Information	25

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Global Managed Beta Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return, without sales charges, of 3.08%. This return compares to the 2.72% average annual total return of the Fund’s benchmark, Morgan Stanley Capital International (MSCI) All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Global equities advanced during the Reporting Period despite increased volatility, spurred mostly by renewed concerns in January 2016 about China’s economic weakness and geopolitical risks related to the June 2016 U.K. referendum about membership in the European Union. Volatility spiked at the start of 2016 and again in June, with global equities (as represented by the Index) falling 12% from January through mid-February and falling 6% immediately after the U.K.’s surprise “leave” result, popularly known as Brexit. Global equity markets displayed resiliency after both declines, recovering their losses within one to two months. In addition, during the Reporting Period, large swings in energy prices added extra uncertainty about global economic growth prospects, significantly affecting the stocks of energy-sensitive economies, such as those of Canada and emerging market countries.

Beyond the global equity markets, the price of Eurodollar futures, which moves in response to the interest rate offered on U.S. dollar-denominated deposits held in European banks, declined as the Federal Reserve (“Fed”) raised interest rates for the first time in nearly a decade in December 2015. Eurodollar futures prices then rebounded at the start of 2016 as investors sought assets perceived as safe havens amid heightened volatility. However, in the latter half of the Reporting Period, Eurodollar futures prices generally fell as the markets began pricing in future Fed interest rate hikes on the back of positive U.S. economic data.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of global equity asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) During the Reporting Period, the Fund outperformed the Index, largely because of its strategic overweight relative to the Index in emerging market equities. Additionally, during the first half of the Reporting Period, the Fund benefited from its lower sensitivity than the Index to energy prices, which was the result of its structural underweight in Canadian equities.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its strategic allocation at the beginning of the Reporting Period, the Fund had 97.84% of its total net assets invested in equity-related investments, 1.32% in the macro hedging strategy (through which we seek to diversify the Fund’s overall exposure to global equity asset classes) and 0.84% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

1

PORTFOLIO RESULTS

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	We carefully rebalanced the Fund during the market pullback at the beginning of 2016, subsequently re-adjusting its equity exposures relative to our long-term targets. During April 2016, we reduced the size of the Fund’s structural underweight to Canadian equities relative to the Index. Also, given that we believed the Fed would keep interest rates “lower for longer,” we dynamically managed the Fund’s risk exposures via the macro hedging strategy throughout the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity futures to express passive investment views with greater versatility across the Canadian equity market and the U.S. small-cap equity market. These instruments generated similar returns as their respective equity benchmark indices, adding to the Fund’s performance during the Reporting Period. In addition, the Fund employed interest rate options and currency forwards to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. The use of currency forwards had a positive impact on Fund results. The Fund’s interest rate options detracted from performance during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its strategic allocation at the end of the Reporting Period, the Fund had 98.00% of its total net assets invested in equity-related investments, 1.44% in the macro hedging strategy and 0.56% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we thought the global economy was in the late stages of recovery, but we believed that, absent external shocks, it still had room to grow. Accordingly, we remained cautiously positive on the outlook for riskier asset classes.

Broadly speaking, at the end of the Reporting Period, we remained more positive on equities than on corporate credit and on corporate credit relative to interest rates and increasingly on emerging markets over developed markets.

With respect to equities, we believed a continued U.S. economic expansion would be supportive for the asset class, and we therefore maintained the Fund’s strategic allocation to equities. That said, bond prices were higher overall than equity prices at the end of the Reporting Period. We considered this a “mis-valuation” likely to be resolved, not through an equity market rally but through an increase in bond yields. In our view, equity returns are likely to be muted, but positive, in the near term. However, if bond yields stay near levels seen at the end of the Reporting Period, we believe a substantial equity rally will likely be necessary to bring equity prices into line with bond prices.

Looking ahead, we have a positive outlook on emerging market equities versus developed market equities, which is reflected in the Fund’s strategic allocations. We believe sufficient progress has been made in recent years on various fronts, including valuations, macro imbalances, the dissipation of growth challenges and the perception by investors of improvements in the emerging markets. Regarding the developed markets, we anticipate growing uncertainty as the U.K. prepares for Brexit and as the U.S. government transitions to a new administration. Because of these factors, we believe the stage has been set in the medium term for the strong performance of emerging market equities. We plan to look for opportunities to increase the Fund’s exposure to the emerging market equities, as we believe the near-term risk/reward appears more balanced, given the potential, in our view, for temporary headwinds due to rising bond yields in the developed markets. We remain concerned about possible downside risks from China but believe renewed policy support from its government has made those risks smaller in the near term.

As for the Fund’s macro hedging strategy, we view it as a long-term structural allocation and a capital-efficient means of diversifying the Fund’s exposure to global equities. However, at the end of the Reporting Period, we believed the market was underestimating the pace of Fed monetary action, generally assigning a low chance of more than two interest rate hikes by the end of 2017. Accordingly, we planned to maintain a modestly reduced allocation to the macro hedging strategy as we position the Fund in anticipation of potential Fed interest rate increases and as we closely monitor the potential impact of events related to key political and monetary policy decisions in the near term.

2

FUND BASICS

Global Managed Beta Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI All Country World Index Investable Market Index[2]
Institutional Shares	3.08%	2.72%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”). The Index captures large, mid and small cap representation across 23 developed markets and 23 emerging markets countries.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Institutional Shares	11.89%	1.06%	4/30/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	0.44%	0.93%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least August 23, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

3

FUND BASICS

HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
Vanguard S&P 500 ETF	35.1%	Exchange Traded Funds
iShares MSCI EAFE ETF	26.9	Exchange Traded Funds
iShares Core MSCI Emerging Markets ETF	12.6	Exchange Traded Funds
Goldman Sachs Financial Square Government Fund – Institutional Shares	12.5	Investment Companies
iShares MSCI EAFE Small-Cap ETF	11.2	Exchange Traded Funds

[5]	The Fund’s holdings may not be representative of the Fund’s future investments.

4

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on April 30, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Managed Beta Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2015 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Since Inception
Institutional Shares (Commenced April 30, 2015)	3.08%	-0.14%

5

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 85.8%
402,988	iShares Core MSCI Emerging Markets ETF	$18,190,878
670,998	iShares MSCI EAFE ETF	38,797,104
318,215	iShares MSCI EAFE Small-Cap ETF	16,197,144
258,977	Vanguard S&P 500 ETF	50,534,182

TOTAL EXCHANGE TRADED FUNDS
(Cost $118,202,461)		$123,719,308

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 1.2%
Options on Futures – 1.2%
Credit Suisse International (London) Call – Eurodollar Futures
2158	$99.375	03/13/17	$26,975
Credit Suisse International (London) Call – Eurodollar Futures
517	99.375	12/19/16	3,231
Credit Suisse International (London) Call – Eurodollar Futures
77	97.750	06/17/19	184,800
Credit Suisse International (London) Call – Eurodollar Futures
112	98.250	09/17/18	168,000
Credit Suisse International (London) Call – Eurodollar Futures
12	98.625	03/13/17	11,925
Credit Suisse International (London) Call – Eurodollar Futures
56	98.500	06/19/17	65,100
Credit Suisse International (London) Call – Eurodollar Futures
120	98.125	12/17/18	205,500
Credit Suisse International (London) Call – Eurodollar Futures
123	98.375	03/13/17	198,337
Credit Suisse International (London) Call – Eurodollar Futures
141	98.500	12/19/16	195,637
Credit Suisse International (London) Call – Eurodollar Futures
141	98.000	03/18/19	274,069
Credit Suisse International (London) Call – Eurodollar Futures
15	98.750	12/19/16	11,438
Credit Suisse International (London) Call – Eurodollar Futures
178	98.875	12/19/16	81,213
Credit Suisse International (London) Call – Eurodollar Futures
32	98.750	03/13/17	22,200
Credit Suisse International (London) Call – Eurodollar Futures
52	99.000	12/19/16	9,750
Credit Suisse International (London) Call – Eurodollar Futures
71	98.375	03/19/18	90,969
Credit Suisse International (London) Call – Eurodollar Futures
99	98.375	06/18/18	126,844

TOTAL OPTION CONTRACTS PURCHASED – 1.2%
(Cost $2,038,766)			$1,675,988

Shares	Distribution Rate	Value
Investment Company(a)(b) – 12.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,075,352	0.300%	$18,075,352
	(Cost $18,075,352)

TOTAL INVESTMENT COMPANIES
	(Cost $18,075,352)	$18,075,352

	TOTAL INVESTMENTS – 99.5%
	(Cost $138,316,579)	$143,470,648

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%	775,253

	NET ASSETS – 100.0%	$144,245,901

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.
(b)	Represents an Affiliated Fund.

Currency Legend
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—United States Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	CHF	620,000	USD	628,153	$628,479	12/21/16	$326
	DKK	1,080,000	USD	159,741	159,785	12/21/16	44
	EUR	1,390,000	USD	1,528,957	1,529,565	12/21/16	608
	GBP	885,000	USD	1,084,250	1,084,631	12/21/16	381
	JPY	100,000,000	USD	955,151	955,680	12/21/16	529
	SEK	1,200,000	USD	133,157	133,215	12/21/16	58
	USD	2,770,125	AUD	3,620,000	2,750,091	12/21/16	20,034
	USD	3,451,093	CHF	3,320,000	3,365,399	12/21/16	85,694
	USD	699,071	DKK	4,610,000	682,046	12/21/16	17,025
	USD	11,338,774	EUR	10,040,000	11,048,082	12/21/16	290,692
	USD	7,295,150	GBP	5,460,000	6,691,620	12/21/16	603,530
	USD	1,195,070	HKD	9,260,000	1,194,400	12/21/16	670
	USD	224,258	ILS	840,000	219,236	12/21/16	5,022
	USD	8,906,862	JPY	907,000,000	8,668,020	12/21/16	238,842
	USD	238,344	NOK	1,950,000	236,036	12/21/16	2,308
	USD	74,131	NZD	100,000	71,371	12/21/16	2,760
	USD	1,063,063	SEK	8,925,000	990,789	12/21/16	72,273
	USD	467,747	SGD	630,000	452,976	12/21/16	14,771
TOTAL							$1,355,567

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	AUD	640,000	USD	486,257	$486,204	12/21/16	$(53)
	CAD	2,640,000	USD	2,047,796	1,969,043	12/21/16	(78,753)
	HKD	1,220,000	USD	157,367	157,362	12/21/16	(5)
	ILS	200,000	USD	52,207	52,199	12/21/16	(8)
	NOK	250,000	USD	30,261	30,261	12/21/16	—
	NZD	20,000	USD	14,277	14,274	12/21/16	(3)
	SGD	100,000	USD	71,907	71,901	12/21/16	(6)
	USD	335,598	CAD	450,000	335,632	12/21/16	(35)
TOTAL							$(78,863)

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell Mini 2000 Index	113	December 2016	$13,439,090	$(701,967)
S&P Toronto Stock Exchange 60 Index	33	December 2016	4,263,699	63,303
TOTAL				$(638,664)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments of unaffiliated issuers, at value (cost $120,241,227)	$125,395,296
Investments of affiliated issuers, at value (cost $18,075,352)	18,075,352
Cash	3,534,664
Unrealized gain on forward foreign currency exchange contracts	1,355,567
Variation margin on certain derivative contracts	226,585
Receivables:
Investments sold	27,053,661
Collateral on certain derivative contracts(a)	944,698
Reimbursement from investment adviser	14,418
Dividends and interest	4,708
Total assets	176,604,949

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	78,863
Payables:
Fund shares redeemed	31,631,337
Collateral on certain derivative contracts	610,000
Management fees	11,975
Investments purchased	4,593
Transfer Agency fees	3,006
Accrued expenses	19,274
Total liabilities	32,359,048

Net Assets:
Paid-in capital	138,511,791
Undistributed net investment income	1,076,187
Accumulated net realized loss	(1,132,498)
Net unrealized gain	5,790,421
NET ASSETS	$144,245,901
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	14,656,891
Net asset value, offering and redemption price per share:	$9.84

(a)	Represents amount segregated for initial margin and/or collateral on futures transactions.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2016

Investment income:
Dividends — unaffiliated issuers	$2,893,889
Dividends — affiliated issuers	29,238
Total investment income	2,923,127

Expenses:
Management fees	424,841
Professional fees	87,876
Custody, accounting and administrative services	55,703
Registration fees	28,330
Transfer Agency fees	28,323
Printing and mailing costs	28,234
Trustee fees	21,625
Other	2,064
Total expenses	676,996
Less — expense reductions	(443,298)
Net expenses	233,698
NET INVESTMENT INCOME	2,689,429

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,559,094)
Futures contracts	1,927,543
Forward foreign currency exchange contracts	(555,197)
Foreign currency transactions	(1,649)
Net change in unrealized gain (loss) on:
Investments	2,898,291
Futures contracts	(1,035,352)
Forward foreign currency exchange contracts	1,130,821
Foreign currency translation	(1,688)
Net realized and unrealized gain	1,803,675
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,493,104

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2016	For the Period Ended October 31, 2015(a)
From operations:
Net investment income	$2,689,429	$298,117
Net realized loss	(1,188,397)	(16,536)
Net change in unrealized gain	2,992,072	2,798,349
Net increase in net assets resulting from operations	4,493,104	3,079,930

Distributions to shareholders:
From net investment income	(1,511,756)	—
From net realized loss	(327,168)	—
Total distributions to shareholders	(1,838,924)	—

From share transactions:
Proceeds from sales of shares	44,950,010	136,000,015
Reinvestment of distributions	1,838,924	—
Cost of shares redeemed	(42,181,348)	(2,095,810)
Net increase in net assets resulting from share transactions	4,607,586	133,904,205
TOTAL INCREASE	7,261,766	136,984,135

Net assets:
Beginning of year	136,984,135	—
End of year	$144,245,901	$136,984,135
Undistributed net investment income	$1,076,187	$455,975

(a)	Commenced operations April 30, 2015.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized (loss)	Total distributions
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - Institutional Shares	$9.68	$0.18	$0.11	$0.29	$(0.11)	$(0.02)	$(0.13)

FOR THE PERIOD ENDED OCTOBER 31
2015 - Institutional Shares (Commenced April 30, 2015)	10.00	0.05	(0.37)	(0.32)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the other investment companies and exchange traded funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Portfolio Turnover rounds to less than 0.5%.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.84	3.08%	$144,246	0.17%		0.48%		1.90%		37%

9.68	(3.20)	136,984	0.37	(e)	0.68	(e)	1.04	(e)	—	(f)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Managed Beta Fund (the “Fund”) is a diversified fund that currently offers one class of shares — Institutional Shares. The Fund commenced operations on April 30, 2015. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model

15

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When the Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2016:

GLOBAL MANAGED BETA

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$123,719,308	$—	$—
Investment Company	18,075,352	—	—
Total	$141,794,660	$—	$—

16

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL MANAGED BETA (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$1,675,988	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,355,567	—
Futures Contracts(a)	63,303	—	—
Total	$1,739,291	$1,355,567	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(78,863)	$—
Futures Contracts	(701,967)	—	—
Total	$(701,967)	$(78,863)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2016. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest	Investment, at value	$1,675,988	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,355,567	Payable for unrealized loss on forward foreign currency exchange contracts	(78,863)
Equity	Variation margin on certain derivative contracts(a)	63,303	Variation margin on certain derivative contracts(a)	(701,967)
Total		$3,094,858		$(780,030)

(a)	Represents unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

17

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

October 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from investment/Net unrealized gain (loss) on investments	$127,833	$(467,037)	16
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and/Net unrealized gain (loss) on forward foreign currency exchange contracts	(555,197)	1,130,821	37
Equity	Net realized gain (loss) on futures contracts/Net unrealized gain (loss) on futures contracts	1,927,543	(1,035,352)	133
Total		$1,500,179	$(371,568)	186

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2016.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2016:

	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forward Currency Contracts	Forward Currency Contracts
Morgan Stanley & Co. International PLC	$1,355,567	$(78,863)	$1,276,704	$(610,000)	$666,704

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.30% of the Fund’s average daily net assets.

GSAM has agreed to waive all management fees payable by the Fund. This arrangement will remain in place through at least August 23, 2017 and prior to such date GSAM may not terminate this arrangement without the approval of the Trustees. For the fiscal year ended October 31, 2016, GSAM waived $424,841 in management fees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of the Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.204%. For the fiscal year ended October 31, 2016, the Fund did not have any other expense reimbursements from GSAM.

The Fund invests in Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to reduce or limit “Other Expenses” in an amount equal to the management fee it earns as an investment adviser to any of the affiliated money market funds in which the Fund invests. For the fiscal year ended October 31, 2016, GSAM waived $18,457 of the Fund’s management fee.

These Other Expense limitations will remain in place through at least August 23, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Line of Credit Facility — As of October 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based

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Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Fund did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — The table below shows the transaction in and earnings from investment in the Underlying Fund for the fiscal year ended October 31, 2016:

Underlying Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 10/31/2016	Dividend Income
Goldman Sachs Financial Square Government Fund	$9,060,782	$39,769,663	$(30,755,093)	$18,075,352	$29,238

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were $47,879,251 and $45,832,068, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

Distribution paid from:
Ordinary income	$1,642,993
Net long-term capital gains	195,931
Total taxable distributions	$1,838,924

There were no distributions paid during the period ended October 31, 2015.

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

Undistributed ordinary income — net	$2,332,217
Capital loss carryforwards:
Perpetual Short-Term	(113,474)
Timing differences (Straddle Deferral)	$(11,825)
Unrealized gains (losses) — net	3,527,192
Total accumulated earnings (losses) net	$5,734,110

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

7. TAX INFORMATION (continued)

As of October 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$140,400,349
Gross unrealized gain	5,714,395
Gross unrealized loss	(2,644,096)
Net unrealized gains (losses) on securities	$3,070,299
Net unrealized gain (loss) on other investments	456,893
Net unrealized gains (losses)	$3,527,192

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/losses on regulated futures and options contracts, net mark to market gain/loss on foreign currency contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from dividend redesignations and differences in the tax treatment of foreign currency transactions.

Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$557,461	$(557,461)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Fund’s investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

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Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

Geographic and Sector Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015(a)
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	4,638,241	$44,950,010	14,383,148	$136,000,015
Reinvestment of distributions	195,312	1,838,924	—	—
Shares redeemed	(4,329,302)	(42,181,348)	(230,508)	(2,095,810)
NET INCREASE	504,251	$4,607,586	14,152,640	$133,904,205

(a)	Commenced operations on April 30, 2015.

23

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust

and Shareholders of the Goldman Sachs Global Managed Beta Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Global Managed Beta Fund (the “Fund”), a fund of the Goldman Sachs Trust, at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying fund and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

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Fund Expenses — Six Month Period Ended October 31, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Fund, you incur ongoing costs and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days out of 366 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*
Institutional Shares
Actual	$1,000.00	$1,045.70		$0.72
Hypothetical 5% return	1,000.00	1,024.43	+	0.71

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows: 0.14%
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Managed Beta Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”) and a benchmark performance index; and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees noted that the Fund had launched on April 30, 2015 and did not yet have a meaningful performance history.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees considered that the Fund is offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Fund and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees considered the Investment Adviser’s undertaking to waive the management fees payable by the Fund. In this regard, the Trustees noted that, pursuant to the model, clients pay a single management fee for the Investment Adviser’s management of their accounts, and that fund-level management fees are waived in order to avoid charging two layers of management fees.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

30

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2017.

31

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

32

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

33

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

34

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

35

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Goldman Sachs Trust — Global Managed Beta Fund — Tax Information (Unaudited)

For the year ended October 31, 2016, 26.34%, of the dividends paid from net investment company taxable income by the Global Managed Beta Fund, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2016, 77.98% of the dividends paid from net investment company taxable income by the Global Managed Beta Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended October 31, 2016, the Global Managed Beta Fund designates $130,621 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, the Global Managed Beta Fund designates $195,931, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2016.

36

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2016 Goldman Sachs. All rights reserved. 74901-TMPL- 12/2016 MGDBETAAR-16/ 162

Goldman Sachs Funds

Annual Report	October 31, 2016

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity

Insights Funds

■	EMERGING MARKETS EQUITY INSIGHTS

■	INTERNATIONAL EQUITY INSIGHTS

■	INTERNATIONAL SMALL CAP INSIGHTS

Investment Process	1

Market Review	4

Portfolio Management Discussions and Performance Summaries	8

Schedules of Investments	28

Financial Statements	46

Financial Highlights	50

Notes to the Financial Statements	56

Report of the Independent Registered Public Accounting Firm	73

Other Information	74

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

■	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

■	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

1

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2016

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2016 (the “Reporting Period”).

We enhanced our Management theme in Europe and the emerging markets by expanding the scope of an existing signal that looks at managements’ personal transactions in the stock of their respective company. Corporate executives purchasing or selling shares can potentially signal their conviction in the company’s stock when assessed under the right circumstances. We obtain and analyze this information through regulatory filings for more than 7,500 companies globally. In addition, we expanded the scope of two signals within our global linkages theme. First, we extended a signal, which analyzes patent data to identify economically linked companies, to all investment regions. We now analyze about 40 million patents from various patent offices for more than 3,000 companies globally to establish the economic linkages between stocks of various industries. Second, we extended a signal that establishes economic linkages between companies in the automotive supply chain from Japan to the Europe investment region. We take a differentiated, region-specific approach and analyze the potential relationships between the stock returns of suppliers and manufacturers multiple levels down the supply chain. During the Reporting Period, we also extended a signal within our Profitability theme to the emerging markets and Japan investment regions. The signal analyzes web traffic data that we believe can potentially forecast corporate revenue growth. We analyze this information for about 4,000 companies spanning across various sectors.

In addition, we undertook research of various Environmental, Social and Governance (“ESG”) metrics and their ability to forecast returns. We enhanced our models with the following ESG-related factor: Within the Quality theme, we introduced an environmental impact factor, which measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies. This factor helps us to strategically tilt towards companies with favorable environmental profiles.

Furthermore, during the Reporting Period, we enhanced certain investment themes specific to our country/currency selection model. Specifically, we enhanced our Valuation theme with the addition of a residual income model-based valuation metric. We favor markets that generate higher earnings and are growing faster; we consider growth more valuable in markets with higher valuations. We also enhanced our Risk Premium theme by incorporating the change in forecasted earnings to price. We favor markets where forecasted earnings to price is increasing, as we consider this a proxy for higher distress risk (i.e., cheaper valuations) with positive premia.

2

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3

Changes to the International Equity Insights Funds’ Portfolio Management Team

On February 5, 2016, Ron Hua, Chief Investment Officer of Equity Alpha Strategies for the Quantitative Investment Strategies (“QIS”) Team, announced his intention to retire from Goldman Sachs Asset Management, L.P. (“GSAM”). As such, effective that date, Mr. Hua no longer had portfolio management responsibilities for the International Equity Insights Funds (the “Funds”). Effective February 5, 2016, Armen Avanessians assumed the responsibilities as Chief Investment Officer of GSAM’s Equity Alpha Team, overseeing research, portfolio management and implementation for all of the Funds. As always, the Quantitative Investment Strategies platform is organized into a series of specialist portfolio management teams that focus on generating and implementing investment ideas within their area of expertise. Investment decisions are made by these portfolio management teams, rather than by one portfolio manager or committee. Ultimate accountability for each of the Funds resides with the senior portfolio managers dedicated to each Team strategy, who oversee their respective research, portfolio management and implementation processes.

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

During the 12-month period ended October 31, 2016 (the “Reporting Period”), emerging market equities recorded a gain, significantly outpacing international developed market equities, which posted a decline.

Emerging Markets Equities

Emerging market equities advanced during the Reporting Period. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) (the “MSCI® EM Index”) generated a return of 9.24%.*

In November, 2015, as the Reporting Period began, there was broad emerging market “risk off” sentiment based on a combination of Federal Reserve (“Fed”) interest rate hike concerns and disappointing macroeconomic data and negative news flow from China. When the Fed finally raised U.S. interest rates by 25 basis points in December 2015, the fairly dovish language in its statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment. (A basis point is 1/100th of a percentage point. Dovish language tends to suggest lower interest rates; opposite of hawkish.)

Emerging market equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Market sentiment improved in February 2016, and emerging market equities stabilized as global central banks set a more accommodative tone. For example, the Bank of Japan (“BoJ”) introduced negative interest rates in late January 2016 and the People’s Bank of China eased, while the Fed released dovish remarks in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and a commodity price rebound, helped to drive a strong recovery in emerging market equities. Notably, the European Central Bank (“ECB”) implemented heavy easing, cutting its deposit rate to -40 basis points and raising its monthly quantitative easing purchases. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. The Fed left rates unchanged but expressed less concern about market volatility and global economic growth, opening up the possibility of a June 2016 rate hike. However, global sentiment moderated near the end of April 2016, as the BoJ disappointed markets by not implementing additional monetary stimulus. Emerging market equities declined in May 2016, as they were affected by hawkish Fed minutes that resulted in U.S. dollar strength against emerging market currencies. Moreover, disappointing April 2016 economic data from China, which indicated a slowdown in both consumption and industrial activity, fueled investor concerns of an economic slowdown within the emerging markets more broadly. Markets around the world were dominated in June 2016 by the U.K.’s referendum decision to leave the European Union, popularly known as “Brexit”. Emerging market equities shrugged off the initial risk-off response and rebounded quickly, outperforming developed market equities.

In July 2016, emerging market equities were buoyed by rebounding risk appetite and expectations of easier monetary policy following Brexit. Moreover, China’s economic data

*All	index returns are expressed in U.S. dollar terms.

4

MARKET REVIEW

indicated improving momentum. Emerging market equities continued their ascent in August 2016, as China performed better than consensus expectations on a robust earnings season and on encouraging consumption and industrial data. While investor concerns about an impending U.S. interest rate hike intensified after a strong July 2016 U.S. jobs report and Fed Chair Yellen’s hawkish speech at Jackson Hole, there was limited impact on sentiment toward emerging market equities, which rallied further. In September 2016, emerging market equities maintained their uptrend, as the Fed left interest rates unchanged amidst much anticipation, citing concerns over low inflation. In October 2016, despite the headwinds from a stronger U.S. dollar that resulted from hawkish Fed commentary and strong U.S. economic data, emerging market equities outperformed their developed market counterparts, led by Latin America.

Energy, materials and information technology were the best performing sectors in the MSCI® EM Index during the Reporting Period. Health care, industrials and telecommunication services were the weakest sectors in the MSCI® EM Index, the only three sectors in the MSCI® EM Index to post negative returns during the Reporting Period.

From a country perspective, Brazil, Hungary, Indonesia and Peru were by a wide margin the best performing individual country constituents of the MSCI® EM Index for the Reporting Period. Conversely, Greece was by far the weakest individual country constituent of the MSCI® EM Index, followed at some distance by Poland, Qatar, Turkey, the Czech Republic and Mexico, which also significantly lagged the MSCI® EM Index during the Reporting Period.

International Equities

International equities lost ground during the Reporting Period. The MSCI® Europe, Australasia, Far East (“EAFE”) Standard Index (Net, USD, Unhedged) (the “MSCI® EAFE Index”) posted a return of -3.22%.*

As the Reporting Period began in November 2015, divergent monetary policy between international developed market central banks and an increasingly hawkish Fed was a key theme. When the Fed hiked interest rates by 25 basis points in December 2015, the fairly dovish language in the statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment. (A basis point is 1/100th of a percentage point.) Meanwhile, the BoJ announced supplementary support for its quantitative and qualitative easing programs in the same month. While the ECB also lowered its deposit rate by 10 basis points and announced an extension of its quantitative easing program at its December 2015 meeting, market reaction was one of disappointment as more had been expected.

International equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January ECB press conference and the BoJ’s introduction of negative interest rates. In turn, international equities stabilized a bit in February 2016. However, the MSCI® EAFE Index still fell 1.83% in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points, raising its monthly quantitative easing purchases, including corporate bonds, and unveiling a new series of

*All	index returns are expressed in U.S. dollar terms.

5

MARKET REVIEW

four-year loans to banks. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold in April 2016, not making any changes to their monetary policies. BoJ inaction came as a major disappointment against expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected first quarter U.S. Gross Domestic Product (“GDP”) release and an uneventful Fed meeting during which rates were left unchanged. In May 2016, disappointing payroll data drove expectations for a Fed hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived the market-implied probability. Equities rallied toward month-end on anticipation of better economic data, rising oil prices and optimism that the economy could withstand interest rate hikes. Japanese equities also benefited from stronger than expected first quarter GDP growth and a weaker yen. Markets were dominated in June 2016 by the U.K. referendum on whether to leave the European Union. International equities declined in the global sell-off in late June 2016 following the surprise “leave” result, popularly known as “Brexit”. Markets later rebounded, owing to improving risk appetite, as markets digested the outcome and on dovish remarks from Bank of England (“BoE”) Governor Carney. However, the MSCI® EAFE Index still declined 3.36% in June 2016.

International equities rallied strongly in July 2016, buoyed by expectations of easier monetary policy and a rebound in risk appetite, despite the increased uncertainty post Brexit. Sentiment was propped up as BoE Governor Carney hinted at monetary easing during the summer. In August 2016, the BoE delivered, cutting U.K. policy rates by 25 basis points and introducing a significant extension to its quantitative easing program. However, investor concerns about the impending U.S. interest rate hike intensified following a strong July 2016 U.S. jobs report and Fed Chair Yellen’s hawkish Jackson Hole speech. In September 2016, equities fell on the ECB’s lack of commitment to extending monetary easing beyond March 2017. However, there was a subsequent rebound following Fed and BoJ decisions, which markets viewed as generally benign — the Fed left rates unchanged, while the BoJ introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (Yield curve indicates the spectrum of maturities within a particular sector.)

In October 2016, ECB minutes stressed a commitment to continued monthly bond-buying of 80 billion euros at least through March 2017, helping to dispel earlier concerns about potential tapering. The U.K.’s first official GDP growth figures since the Brexit vote was more robust than the consensus expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness of the Japanese yen, as BoJ governor Kuroda stated there was room for further easing if necessary to achieve the 2% inflation target.

During the Reporting Period, materials, industrials, energy, information technology and real estate were the only sectors in the MSCI® EAFE Index to post a positive return. The weakest performing sectors in the MSCI® EAFE Index during the Reporting Period were health care, financials and consumer discretionary.

From a country perspective, Australia and Japan were the only constituents of the MSCI® EAFE Index to post a positive return during the Reporting Period. Italy was the weakest individual country constituent in the MSCI® EAFE Index during the Reporting Period, followed at some distance by the U.K., Ireland and Spain.

6

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

7

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 8.79%, 7.97%, 9.35%, 9.13%, 8.57% and 9.27%, respectively. These returns compare to the 9.24% average annual total return of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, the Fund benefited from our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes. However, the Fund underperformed the Index in certain share classes, largely due to the underperformance of our Management theme. Our country/currency selection strategy contributed positively.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns. Sentiment and Momentum were our best performing themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation and Quality also added to relative results. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

The impact of our Profitability theme on relative performance was rather neutral during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

8

PORTFOLIO RESULTS

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our stock selection helped the Fund’s relative performance. Investments in the information technology, energy and telecommunication services sectors contributed positively. Stock picks in the consumer discretionary, consumer staples and health care sectors detracted from results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in BM&F Bovespa, Cosan SA Industria e Comericio and Taiwan Semiconductor Manufacturing. We chose to overweight BM&F Bovespa, a Brazil-based stock exchange, due to our positive views on Momentum and Management. The overweight in Cosan SA Industria e Comericio, a Brazil-based oil marketing company, was the result of our positive views on Momentum. The Fund was overweight Taiwan Semiconductor Manufacturing based on our positive views on Momentum and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its overweight positions in Taiwan-based Fubon Financial Holding and Brazil-based meat processing company JBS. An underweight in Brazilian petroleum company Petroleo Brasileiro (“Petrobras) also detracted from relative performance. We adopted the overweight in Fubon Financial Holding because of our positive views on Momentum and Management, while the overweight in JBS was due to our positive views on Valuation and Management. Our negative views of Profitability and Valuation led us to underweight Petrobras.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy enhanced the Fund’s relative performance during the Reporting Period. Overweight positions in Hungary and Brazil as well as a neutral position relative to the Index in South Africa contributed positively. The Fund was hurt by overweight positions in Turkey and Poland and an underweight position in Taiwan.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments as part of its investment process.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from neutral positions to overweight positions relative to the Index in Thailand and South Korea. We also moved within the Fund from a neutral to an underweight position in India and from an overweight to a neutral position in Taiwan. We reduced the size of the Fund’s underweight position compared to the Index in Indonesia and the size of its overweight position in Brazil during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

As of February 5, 2016, Ron Hua no longer served as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our

9

PORTFOLIO RESULTS

approach and ensures continuity in the Fund. The portfolio managers for the Fund are William Fallon, Len Ioffe, Osman Ali, James Park and Dennis Walsh.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the materials, energy, information technology and real estate sectors. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) Compared to the Index, the Fund was underweight the consumer staples, telecommunication services, utilities, industrials and health care sectors. The Fund was relatively neutral compared to the Index in the financials and consumer discretionary sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight China, Russia, Thailand, Brazil, South Korea and Turkey relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight India, South Africa, Malaysia, Indonesia and Chile. The Fund was relatively neutral compared to the Index in Mexico, Czech Republic, Hungary, Egypt, Greece, Peru, Colombia, United Arab Emirates, Qatar, Poland, Philippines and Taiwan at the end of the Reporting Period.

10

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Standard Index[2]
Class A	8.79%	9.24%
Class C	7.97	9.24
Institutional	9.35	9.24
Class IR	9.13	9.24
Class R	8.57	9.24
Class R6	9.27	9.24

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Standard Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of September 30, 2016, the MSCI® Emerging Markets Standard Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	8.22%	3.93%	-1.20%	10/5/07
Class C	12.84	4.34	-1.26	10/5/07
Institutional	15.11	5.54	-0.17	10/5/07
Class IR	14.87	5.40	3.46	8/31/10
Class R	14.32	N/A	2.35	2/28/14
Class R6	15.15	N/A	2.90	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.55%	1.67%
Class C	2.30	2.42
Institutional	1.15	1.27
Class IR	1.30	1.42
Class R	1.80	1.93
Class R6	1.14	1.28

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Total Net Assets	Line of Business	Country
Tencent Holdings Ltd.	4.7%	Software & Services	China
Samsung Electronics Co. Ltd.	4.7	Technology Hardware & Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.5	Semiconductors & Semiconductor Equipment	Taiwan
Vanguard FTSE Emerging Markets Fund	3.3	Exchange Traded Fund	United States
China Construction Bank Corp. Class H	3.0	Banks	China
Alibaba Group Holding Ltd. ADR	2.6	Software & Services	China
Industrial & Commercial Bank of China Ltd. Class H	2.6	Banks	China
Sberbank of Russia PJSC	2.5	Banks	Russia
POSCO	1.8	Materials	South Korea
Agricultural Bank of China Ltd. Class H	1.8	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

12

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets at October 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on October 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (the “MSCI® EM Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Insights Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from October 5, 2007 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced October 5, 2007)
Excluding sales charges	8.79%	2.49%	-0.61%
Including sales charges	2.83%	1.34%	-1.22%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	7.97%	1.70%	-1.30%
Including contingent deferred sales charges	6.97%	1.70%	-1.30%

Institutional (Commenced October 5, 2007)	9.35%	2.88%	-0.21%

Class IR (Commenced August 31, 2010)	9.13%	2.74%	3.35%

Class R (Commenced February 28, 2014)	8.57%	N/A	2.10%

Class R6 (Commenced July 31, 2015)	9.27%	N/A	2.32%

14

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 0.97%, 0.22%, 1.34%, 0.87%, 1.22%, 0.67% and 1.37%, respectively. These returns compare to the -3.22% average annual total return of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to relative performance during the Reporting Period. Our country/currency selection strategy also contributed positively.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative performance. Our best performing theme was Momentum. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Valuation and Quality also enhanced results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

The impact of our Profitability theme on relative performance was rather neutral during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently,

15

PORTFOLIO RESULTS

the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection bolstered the Fund’s relative returns. Stock picks in the health care, financials and materials sectors added to relative performance. Holdings in the consumer discretionary, industrials and energy sectors detracted from results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Treasury Wine Estates, an Australia-based winemaking and distribution business, and Boliden, a Swedish mining and smelting company that focuses on copper. Our positive views on Momentum and Sentiment led us to overweight Treasury Wine Estates, while the overweight in Boliden was due to our positive views on Sentiment and Quality. An underweight in Denmark-based pharmaceutical company Novo Nordisk also added to relative performance. The Fund was underweight Novo Nordisk because of our negative views on Momentum.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by overweight positions in Japan-based companies Ono Pharmaceutical and Mitsubishi UFJ Financial Group as well as by its underweight in Adidas, a German sports shoes and clothing manufacturer. We adopted the overweight in Ono Pharmaceuticals due to our positive views on Momentum and Sentiment. Our positive views on Valuation and Momentum led to the Fund’s overweight in Mitsubishi UFJ Financial Group. We chose to underweight Adidas as a result of our negative views on Valuation and Management.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy enhanced Fund returns during the Reporting Period. An overweight position in Switzerland and underweight positions in Italy and Norway added most to relative returns. The Fund was hurt by an underweight position in Japan as well as by overweights in the Netherlands and Sweden.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight positions relative to the Index in Italy, Germany and the Netherlands. We reduced the Fund’s underweight position in Australia, the U.K. and Switzerland. In addition, we shifted the Fund from overweight positions in Japan, Sweden and Norway to underweight positions compared to the Index.

16

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Ron Hua and Denis Suvorov no longer served as portfolio managers for the Fund as of February 5, 2016 and June 2, 2016, respectively. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio managers for the Fund are William Fallon, Len Ioffe, Osman Ali, James Park and Takashi Suwabe.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, materials and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, financials, industrials, consumer discretionary and telecommunication services sectors. The Fund was relatively neutral compared to the Index in the health care, real estate and utilities sectors at the end of the Reporting Period. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).)

In terms of countries, the Fund was overweight relative to the Index in the Netherlands, Germany and Italy. Compared to the Index, the Fund was underweight in Japan, Sweden, Switzerland and Australia. The Fund was relatively neutral compared to the Index in Portugal, Denmark, Hong Kong, France, Norway, New Zealand, Austria, Ireland, Israel, Finland, Singapore, the U.K., Spain and Belgium at the end of the Reporting Period.

17

FUND BASICS

International Equity Insights Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI® EAFE Standard Index (Net, USD, Unhedged)[2]
Class A	0.97%	-3.22%
Class C	0.22	-3.22
Institutional	1.34	-3.22
Service	0.87	-3.22
Class IR	1.22	-3.22
Class R	0.67	-3.22
Class R6	1.37	-3.22

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of September 30, 2016, the MSCI® EAFE Standard (Net) Index consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.39%	7.54%	0.91%	3.06%	8/15/97
Class C	7.57	7.95	0.73	2.70	8/15/97
Institutional	9.82	9.18	1.90	3.88	8/15/97
Service	9.25	8.65	1.39	3.37	8/15/97
Class IR	9.63	9.03	N/A	-0.48	11/30/07
Class R	9.07	8.49	N/A	-0.95	11/30/07
Class R6	9.76	N/A	N/A	-0.83	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.27%	1.37%
Class C	2.01	2.12
Institutional	0.87	0.97
Service	1.37	1.47
Class IR	1.01	1.13
Class R	1.52	1.62
Class R6	0.84	0.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Total Net Assets	Line of Business	Country
ING Groep NV	1.7%	Banks	Netherlands
Siemens AG (Registered)	1.7	Capital Goods	Germany
Bayer AG (Registered)	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Germany
British American Tobacco plc	1.6	Food, Beverage & Tobacco	United Kingdom
BP plc ADR	1.5	Energy	United Kingdom
Roche Holding AG	1.4	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
GlaxoSmithKline plc ADR	1.3	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Reckitt Benckiser Group plc	1.3	Household & Personal Products	United Kingdom
BNP Paribas SA	1.2	Banks	France
Infineon Technologies AG	1.2	Semiconductors & Semiconductor Equipment	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

19

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at October 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on November 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2006 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	0.97%	6.51%	1.06%	3.28%
Including sales charges	-4.53%	5.32%	0.49%	2.97%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.22%	5.71%	0.32%	2.61%
Including contingent deferred sales charges	-0.78%	5.71%	0.32%	2.61%

Institutional (Commenced August 15, 1997)	1.34%	6.94%	1.46%	3.79%

Service (Commenced August 15, 1997)	0.87%	6.40%	0.97%	3.28%

Class IR (Commenced November 30, 2007)	1.22%	6.76%	N/A	-0.64%

Class R (Commenced November 30, 2007)	0.67%	6.25%	N/A	-1.10%

Class R6 (Commenced July 31, 2015)	1.37%	N/A	N/A	-1.78%

21

PORTFOLIO RESULTS

Goldman Sachs International Small Cap

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated average annual total returns, without sales charges, of 4.17%, 3.27%, 4.50%, 4.33% and 4.72%, respectively. These returns compare to the 2.97% average annual total return of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with five of our quantitative model’s six investment themes contributing positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative performance. Our best performing theme was Momentum. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation, Sentiment, Quality and Profitability also enhanced results. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

22

PORTFOLIO RESULTS

During the Reporting Period, security selection contributed positively. Investments in the materials, information technology and industrials sectors added to relative returns. Stock choices in the consumer discretionary, consumer staples and utilities sectors detracted from results.

Q	Which stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	The Fund benefited from overweight positions in The Porr Group, an Austria-based construction company; JB Hi-Fi, an Australian home entertainment retailer; and DeNa, a Japan-based provider of mobile and online services. We chose to overweight The Porr Group based on our positive views of Momentum and Valuation. Our positive views on Momentum and Management led to the overweight in JB Hi-Fi, while we adopted the overweight in DeNa due to our positive views on Momentum and Quality.

Q	Which stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Overweight positions in ASKUL, Regus and Great Portland Estates detracted from relative performance. The Fund was overweight Japan-based ASKUL, which sells office equipment products to medium and small sized business offices, because of our positive views on Sentiment and Quality. We assumed the overweight in Regus, a Belgium-based operator of business centers around the world, as a result of our positive views on Sentiment and Profitability. The overweight in Great Portland Estates, a U.K.-based British property development and investment company, was based on our positive views on Momentum and Quality.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from its overweight positions relative to the Index in Norway, the Netherlands and Switzerland. Underweight positions in Austria and Australia also added to results. Compared to the Index, the Fund was hampered by its overweight position in Japan and its underweight position in the U.K. Security selection contributed positively in Austria, Australia, Switzerland, the Netherlands and Norway, while stock selection in Japan and the U.K. had a negative impact on performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted within the Fund from underweight positions relative to the Index in Australia and Switzerland to overweight positions. We also moved the Fund from a neutral position in Norway to an overweight position. Additionally, we decreased the size of the Fund’s overweight position in Japan, increased the size of its underweight position in Sweden, and shifted from an overweight position in Spain to an underweight position.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Ron Hua and Denis Suvorov no longer served as portfolio managers for the Fund as of February 5, 2016 and June 2, 2016, respectively. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio managers for the Fund continue to be Len Ioffe, Osman Ali and Takashi Suwabe.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the materials, information technology, industrials and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the real estate, utilities, financials, consumer staples and telecommunication services sectors. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) The Fund was relatively neutral compared to the Index in the health care and consumer discretionary sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Norway, Australia, Belgium, Switzerland, the Netherlands and Germany relative to the Index. Compared to the Index, the Fund was underweight Sweden, Spain, the U.K. and Hong Kong. It was relatively neutral compared to the Index in Japan, Italy, Singapore, France, Portugal, Denmark, Austria, Finland, New Zealand, Israel and Ireland at the end of the Reporting Period.

23

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]
Class A	4.17%	2.97%
Class C	3.27	2.97
Institutional	4.50	2.97
Class IR	4.33	2.97
Class R6	4.72	2.97

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. MSCI® selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	5.66%	10.32%	3.22%	9/28/07
Class C	9.83	10.73	3.12	9/28/07
Institutional	12.23	12.03	4.29	9/28/07
Class IR	11.97	11.86	11.25	8/31/10
Class R6	12.35	N/A	3.95	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.39%
Class C	2.05	2.14
Institutional	0.90	0.99
Class IR	1.05	1.14
Class R6	0.90	0.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Total Net Assets	Line of Business	Country
Georg Fischer AG (Registered)	1.3%	Capital Goods	Switzerland
Subsea 7 SA	1.1	Energy	United Kingdom
JB Hi-Fi Ltd.	1.1	Retailing	Australia
Spirax-Sarco Engineering plc	1.0	Capital Goods	United Kingdom
John Wood Group plc	1.0	Energy	United Kingdom
BE Semiconductor Industries NV	1.0	Semiconductors & Semiconductor Equipment	Netherlands
Mineral Resources Ltd.	1.0	Materials	Australia
Nexans SA	1.0	Capital Goods	France
BlueScope Steel Ltd.	1.0	Materials	Australia
Kenedix Office Investment Corp. (REIT)	1.0	Real Estate	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

25

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets at October 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

26

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on September 28, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investments election and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Insights Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from September 28, 2007 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced September 28, 2007)
Excluding sales charges	4.17%	9.47%	3.51%
Including sales charges	-1.57%	8.24%	2.87%

Class C (Commenced September 28, 2007)
Excluding contingent deferred sales charges	3.27%	8.63%	2.75%
Including contingent deferred sales charges	2.26%	8.63%	2.75%

Institutional (Commenced September 28, 2007)	4.50%	9.90%	3.92%

Class IR (Commenced August 31, 2010)	4.33%	9.72%	10.57%

Class R6 (Commenced July 31, 2015)	4.72%	N/A	1.36%

27

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 93.6%
Brazil – 7.7%
282,600	Banco Bradesco SA (Banks)	$2,809,179
1,089,600	Banco Bradesco SA ADR (Banks)	11,342,736
474,100	Banco Santander Brasil SA ADR (Banks)(a)	3,878,138
1,997,400	CCR SA (Transportation)	10,856,795
337,500	CETIP SA – Mercados Organizados (Diversified Financials)	4,744,243
1,051,900	Cosan SA Industria e Comercio (Energy)	14,143,969
1,159,500	Kroton Educacional SA (Consumer Services)	5,775,705
414,200	MRV Engenharia e Participacoes SA (Consumer Durables & Apparel)	1,603,857
367,000	Multiplus SA (Media)	4,976,115
211,400	Transmissora Alianca de Energia Eletrica SA (Utilities)	1,374,233
406,200	Ultrapar Participacoes SA (Energy)	9,204,400

		70,709,370

Chile – 0.0%
31,386	Empresas Copec SA (Energy)	315,378

China – 27.8%
38,404,000	Agricultural Bank of China Ltd. Class H (Banks)	16,155,454
238,600	Alibaba Group Holding Ltd. ADR (Software & Services)*	24,263,234
900,000	BAIC Motor Corp. Ltd. Class H (Automobiles & Components)(b)	943,808
7,200	Baidu, Inc. ADR (Software & Services)*	1,273,392
2,385,000	Bank of China Ltd. Class H (Banks)	1,068,765
329,000	Beijing Enterprises Holdings Ltd. (Capital Goods)	1,644,288
16,780,000	China CITIC Bank Corp. Ltd. Class H (Banks)	10,821,949
38,314,000	China Construction Bank Corp. Class H (Banks)	27,978,683
2,780,500	China Merchants Bank Co. Ltd. Class H (Banks)	6,761,479
1,382,500	China Mobile Ltd. (Telecommunication Services)	15,838,465
6,832,000	China Petroleum & Chemical Corp. Class H (Energy)	4,940,910
2,352,000	China Resources Beer Holdings Co. Ltd. (Food, Beverage & Tobacco)*	4,998,160
2,202,000	China Resources Land Ltd. (Real Estate)	5,468,740
244,000	China Shenhua Energy Co. Ltd. Class H (Energy)	505,866
10,269,000	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	6,145,620
847,000	CNOOC Ltd. (Energy)	1,065,758
10,262,000	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles & Components)	12,392,518

Common Stocks – (continued)
China – (continued)
6,697,600	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	$9,439,161
39,765,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	23,868,532
1,120,000	Jiangsu Expressway Co. Ltd. Class H (Transportation)	1,522,789
2,335,500	Longfor Properties Co. Ltd. (Real Estate)	3,099,865
56,900	NetEase, Inc. ADR (Software & Services)	14,622,731
67,500	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	3,383,775
1,798,000	Shenzhen Investment Ltd. (Real Estate)	783,681
1,562,000	Sinopec Engineering Group Co. Ltd. Class H (Capital Goods)	1,379,012
3,102,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Materials)	1,581,255
1,347,600	Sinopharm Group Co. Ltd. Class H (Health Care Equipment & Services)	6,543,950
1,624,500	Tencent Holdings Ltd. (Software & Services)	43,053,046
1,416,000	Tianneng Power International Ltd. (Automobiles & Components)	1,278,235
167,900	Vipshop Holdings Ltd. ADR (Retailing)*	2,295,193

		255,118,314

Hong Kong – 1.4%
1,283,500	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	3,794,093
396,000	Kingboard Laminates Holdings Ltd. (Technology Hardware & Equipment)	354,849
5,649,000	WH Group Ltd. (Food, Beverage & Tobacco)(b)	4,575,105
5,016,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)*	4,312,943

		13,036,990

Hungary – 0.1%
39,134	OTP Bank plc (Banks)	1,096,697

India – 5.6%
64,423	Bajaj Auto Ltd. (Automobiles & Components)	2,733,275
58,196	Bajaj Holdings & Investment Ltd. (Diversified Financials)	1,929,639
1,521	Eicher Motors Ltd. (Capital Goods)	547,291
75,508	Hero MotoCorp Ltd. (Automobiles & Components)	3,790,002
1,176,480	Hindustan Zinc Ltd. (Materials)	4,458,332
61,997	Housing Development Finance Corp. Ltd. (Banks)	1,280,358

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
298,374	Indraprastha Gas Ltd. (Utilities)	$3,832,037
525,526	ITC Ltd. (Food, Beverage & Tobacco)	1,902,858
1,103,265	Oil & Natural Gas Corp. Ltd. (Energy)	4,769,369
20,716	Oracle Financial Services Software Ltd. (Software & Services)	994,510
59,838	Petronet LNG Ltd. (Energy)	347,253
214,992	Tata Motors Ltd. ADR (Automobiles & Components)	8,472,835
198,371	Tata Motors Ltd. Class A (Automobiles & Components)	1,028,615
936,741	Tata Steel Ltd. (Materials)	5,690,631
89,909	Torrent Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,908,198
2,047,319	Vedanta Ltd. (Materials)	6,232,870
92,425	Yes Bank Ltd. (Banks)	1,754,680

		51,672,753

Indonesia – 1.3%
102,300	Gudang Garam Tbk. PT (Food, Beverage & Tobacco)	532,269
28,974,900	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	9,355,237
518,400	Unilever Indonesia Tbk. PT (Household & Personal Products)	1,766,590

		11,654,096

Luxembourg – 0.6%
234,200	Ternium SA ADR (Materials)	5,599,722

Malaysia – 0.6%
810,000	Genting Bhd. (Consumer Services)	1,513,636
2,285,200	IOI Corp. Bhd. (Food, Beverage & Tobacco)	2,449,382
179,800	MISC Bhd. (Transportation)	322,311
282,200	Public Bank Bhd. (Banks)	1,335,993

		5,621,322

Mexico – 3.4%
225,500	Gentera SAB de CV (Diversified Financials)	445,011
624,900	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation)	3,635,800
325,100	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation)	3,142,295
8,582	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)(a)	1,364,538
5,983,300	Grupo Mexico SAB de CVSeries B (Materials)	14,742,198
1,260,000	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	2,717,189

Common Stocks – (continued)
Mexico – (continued)
2,173,400	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	4,598,395

		30,645,426

Philippines – 0.5%
142,395	GT Capital Holdings, Inc. (Diversified Financials)	3,848,502
82,760	Manila Electric Co. (Utilities)	472,067

		4,320,569

Poland – 0.4%
3,831	Bank Zachodni WBK SA (Banks)	309,549
167,586	Polski Koncern Naftowy ORLEN SA (Energy)	3,320,272

		3,629,821

Qatar – 0.2%
233,953	Barwa Real Estate Co. (Real Estate)	2,049,295

Russia – 6.8%
6,363	Bashneft PJSC (Energy)	333,620
89,535	LUKOIL PJSC ADR (Energy)	4,352,296
10,179,900	Magnitogorsk Iron & Steel OJSC (Materials)	5,114,911
697,150	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	1,284,166
2,931,250	Rosneft PJSC GDR (Energy)	15,940,624
9,800,990	Sberbank of Russia PJSC (Banks)	22,813,266
875,760	Severstal PJSC GDR (Materials)	12,349,345

		62,188,228

South Africa – 4.7%
78,142	Barclays Africa Group Ltd. (Banks)	906,795
3,289,754	FirstRand Ltd. (Diversified Financials)	11,796,296
584,274	Hyprop Investments Ltd. (REIT)	5,184,230
147,619	Nedbank Group Ltd. (Banks)	2,416,379
294,321	Pick n Pay Stores Ltd. (Food & Staples Retailing)	1,442,054
1,563,696	Sanlam Ltd. (Insurance)	7,574,081
1,253,805	Standard Bank Group Ltd. (Banks)(a)	13,309,500

		42,629,335

South Korea – 15.1%
6,926	Dongbu Insurance Co. Ltd. (Insurance)	429,644
14,851	Halla Holdings Corp. (Automobiles & Components)	878,486
288,372	Hankook Tire Co. Ltd. (Automobiles & Components)	13,847,939
11,409	Hyosung Corp. (Materials)	1,332,742
24,804	Hyundai Development Co. –Engineering & Construction (Capital Goods)	1,048,902
22,588	Hyundai Mobis Co. Ltd. (Automobiles & Components)	5,387,429
53,914	KB Financial Group, Inc. (Banks)	1,995,724

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
64,597	Korea Electric Power Corp. (Utilities)	$2,794,509
96,770	LG Corp. (Capital Goods)	5,174,891
141,827	LG Electronics, Inc. (Consumer Durables & Apparel)	5,912,389
2,217	Lotte Chemical Corp. (Materials)	557,027
17,413	LS Corp. (Capital Goods)	832,823
16,975	NAVER Corp. (Software & Services)	12,700,110
141,699	Poongsan Corp. (Materials)	4,305,802
78,972	POSCO (Materials)	16,431,904
30,006	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	42,918,434
113,386	SK Innovation Co. Ltd. (Energy)	14,925,491
632,145	Woori Bank (Banks)	6,889,206

		138,363,452

Taiwan – 11.0%
3,034,000	AmTRAN Technology Co. Ltd. (Consumer Durables & Apparel)	2,402,949
1,614,000	Cheng Shin Rubber Industry Co. Ltd. (Automobiles & Components)	3,283,795
128,000	Elite Advanced Laser Corp. (Semiconductors & Semiconductor Equipment)	465,389
263,000	Everlight Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	396,686
172,000	Formosa Chemicals & Fibre Corp. (Materials)	510,669
1,141,000	Getac Technology Corp. (Technology Hardware & Equipment)	1,481,947
2,955,000	Highwealth Construction Corp. (Real Estate)	4,376,290
4,588,000	King Yuan Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,035,549
359,000	Kung Long Batteries Industrial Co. Ltd. (Capital Goods)	1,680,483
4,022,978	Lite-On Technology Corp. (Technology Hardware & Equipment)	5,767,346
1,241,000	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	3,570,109
552,000	Nien Hsing Textile Co. Ltd. (Consumer Durables & Apparel)	413,093
1,990,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,677,879
3,054,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	10,344,276
686,000	Sitronix Technology Corp. (Semiconductors & Semiconductor Equipment)	2,538,458
120,000	St. Shine Optical Co. Ltd. (Health Care Equipment & Services)	2,521,934
985,000	Systex Corp. (Software & Services)	1,655,921

Common Stocks – (continued)
Taiwan – (continued)
1,315,400	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	40,908,940
576,000	Tong Yang Industry Co. Ltd. (Automobiles & Components)	1,340,282
580,000	Topco Scientific Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,487,516
552,000	Tripod Technology Corp. (Technology Hardware & Equipment)	1,306,758
795,000	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	1,535,978
1,096,162	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	3,044,218

		100,746,465

Thailand – 4.1%
391,000	Airports of Thailand PCL (Transportation)	4,253,827
12,741,500	Charoen Pokphand Foods PCL (Food, Beverage & Tobacco)	11,458,798
1,496,300	Kiatnakin Bank PCL (Banks)	2,498,942
937,500	PTT PCL (Energy)	9,230,905
4,292,900	Thai Oil PCL (Energy)	8,576,181
1,648,400	Thanachart Capital PCL (Banks)	1,857,360

		37,876,013

Turkey – 2.1%
512,547	Akbank TAS (Banks)	1,371,657
1,477,537	Arcelik A/S (Consumer Durables & Apparel)	9,761,607
168,880	KOC Holding A/S (Capital Goods)	704,411
4,452,553	Petkim Petrokimya Holding A/S (Materials)	6,049,920
60,383	Turk Traktor ve Ziraat Makineleri A/S (Capital Goods)	1,568,130

		19,455,725

United Arab Emirates – 0.2%
3,560,135	DAMAC Properties Dubai Co. PJSC (Real Estate)	2,126,135

TOTAL COMMON STOCKS
(Cost $766,553,247)		$858,855,106

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Rate	Value
Preferred Stocks – 2.4%
Brazil – 2.2%
188,900	Banco do Estado do Rio Grande do Sul SA Class B (Banks)	0.191%	$804,837
1,049,640	Itau Unibanco Holding SA (Banks)	0.015	12,627,248
2,141,400	Itausa – Investimentos Itau SA (Banks)	0.150	6,332,963

			19,765,048

South Korea – 0.2%
4,991	LG Household & Health Care Ltd. (Household & Personal Products)	5,550	2,073,887

TOTAL PREFERRED STOCKS
(Cost $18,637,664)			$21,838,935

Shares	Description	Value
Exchange Traded Fund(a) – 3.3%
United States – 3.3%
793,983	Vanguard FTSE Emerging Markets Fund	$29,972,858
(Cost $28,622,814)

Shares	Distribution Rate	Value
Investment Company(c)(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
326	0.295%	$326
(Cost $326)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $813,814,051)		$910,667,225

Securities Lending Reinvestment Vehicle(c)(d) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,186,183	0.295%	$13,186,183
(Cost $13,186,183)

TOTAL INVESTMENTS – 100.7%
(Cost $827,000,234)		$923,853,408

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(6,014,210)

NET ASSETS – 100.0%		$917,839,198

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,518,913, which represents approximately 0.6% of net assets as of October 31, 2016.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 93.9%
Australia – 6.0%
11,905	ASX Ltd. (Diversified Financials)	$425,856
103,869	BHP Billiton plc (Materials)	1,561,885
688,619	BlueScope Steel Ltd. (Materials)	4,085,324
35,244	Caltex Australia Ltd. (Energy)	820,383
97,098	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	703,454
993,815	Fortescue Metals Group Ltd. (Materials)	4,170,674
948,297	GPT Group (The) (REIT)	3,352,589
84,448	MACA Ltd. (Capital Goods)	113,062
1,536,939	Medibank Pvt Ltd. (Insurance)	3,011,049
32,114	Mineral Resources Ltd. (Materials)	282,520
1,095,305	OZ Minerals Ltd. (Materials)	5,596,294
370,337	Qantas Airways Ltd. (Transportation)	860,599
27,022	Reject Shop Ltd. (The) (Retailing)	153,372
1,076,531	Scentre Group (REIT)	3,445,479
28,795	Technology One Ltd. (Software & Services)	122,971
592,753	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	4,832,343
21,058	Webjet Ltd. (Retailing)	174,931
176,621	Wesfarmers Ltd. (Food & Staples Retailing)	5,499,793
242,857	Whitehaven Coal Ltd. (Energy)*	558,506

		39,771,084

Austria – 0.0%
4,060	Strabag SE (Capital Goods)	136,266

Belgium – 0.4%
2,809	Bekaert SA (Materials)	124,878
31,887	bpost SA (Transportation)	848,338
8,307	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	505,437
15,105	KBC Group NV (Banks)	920,816

		2,399,469

Denmark – 2.1%
231,629	Danske Bank A/S (Banks)	7,145,529
3,529	Dfds A/S (Transportation)	170,515
7,258	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	1,195,205
1,492	Royal Unibrew A/S (Food, Beverage & Tobacco)	69,798
23,854	Sydbank A/S (Banks)	744,872
59,302	Vestas Wind Systems A/S (Capital Goods)	4,751,033

		14,076,952

Finland – 0.3%
20,609	Cramo OYJ (Capital Goods)	540,136
212,905	Outokumpu OYJ (Materials)*	1,484,282

		2,024,418

France – 9.4%
49,463	Arkema SA (Materials)	4,690,199
207,771	AXA SA (Insurance)	4,687,796

Common Stocks – (continued)
France – (continued)
141,444	BNP Paribas SA (Banks)	$8,201,386
44,153	Cie Generale des Etablissements Michelin Class B (Automobiles & Components)	4,782,126
20,987	Faurecia (Automobiles & Components)	773,611
257,359	Orange SA (Telecommunication Services)	4,049,200
57,749	Renault SA (Automobiles & Components)	5,021,959
15,305	Rexel SA (Capital Goods)	212,269
79,744	Schneider Electric SE (Capital Goods)	5,362,793
2,051	SEB SA (Consumer Durables & Apparel)	301,857
150,757	Societe Generale SA (Banks)	5,880,655
74,523	Technip SA (Energy)	4,946,084
17,151	Teleperformance (Commercial & Professional Services)	1,812,134
14,109	TOTAL SA (Energy)	675,890
23,207	Ubisoft Entertainment SA (Software & Services)*	789,632
93,930	Valeo SA (Automobiles & Components)	5,420,218
71,862	Vinci SA (Capital Goods)	5,204,211

		62,812,020

Germany – 10.6%
39,204	adidas AG (Consumer Durables & Apparel)	6,440,981
4,027	AURELIUS Equity Opportunities SE & Co. KGaA (Diversified Financials)	240,441
108,030	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	10,726,265
3,705	Bechtle AG (Software & Services)	389,658
28,002	Continental AG (Automobiles & Components)	5,378,934
306,466	Deutsche Telekom AG (Registered) (Telecommunication Services)	5,000,062
56,219	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	308,289
24,753	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	1,828,930
39,528	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,981,597
7,451	H&R GmbH & Co. KGaA (Materials)*	137,942
21,455	Hannover Rueck SE (Insurance)	2,393,548
31,682	Hochtief AG (Capital Goods)	4,326,080
453,509	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	8,156,489
29,471	Jenoptik AG (Technology Hardware & Equipment)	506,486
5,640	Koenig & Bauer AG (Capital Goods)*	265,444
13,339	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	1,372,984

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
147,370	METRO AG (Food & Staples Retailing)	$4,414,354
98,553	Siemens AG (Registered) (Capital Goods)	11,197,337
57,913	Software AG (Software & Services)	2,104,801
42,257	STADA Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,119,127
18,787	Suedzucker AG (Food, Beverage & Tobacco)	481,934
53,419	Suess MicroTec AG (Semiconductors & Semiconductor Equipment)*(a)	374,306

		71,145,989

Hong Kong – 3.9%
1,155,200	AIA Group Ltd. (Insurance)	7,267,372
534,000	Cheung Kong Property Holdings Ltd. (Real Estate)	3,947,682
262,000	CLP Holdings Ltd. (Utilities)	2,663,229
149,000	Hang Lung Properties Ltd. (Real Estate)	327,668
205,000	Henderson Land Development Co. Ltd. (Real Estate)	1,212,622
82,600	Jardine Strategic Holdings Ltd. (Capital Goods)	2,898,219
314,000	Sino Land Co. Ltd. (Real Estate)	533,153
776,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)	303,480
791,000	Wheelock & Co. Ltd. (Real Estate)	4,867,899
358,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)*	307,822
535,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	2,037,405

		26,366,551

Ireland – 0.2%
10,471	Paddy Power Betfair plc (Consumer Services)	1,085,064

Israel – 0.0%
23,638	Bank Hapoalim BM (Banks)	136,338
2,930	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	125,228

		261,566

Italy – 3.5%
16,589	Brembo SpA (Automobiles & Components)	1,027,083
1,763,405	Enel SpA (Utilities)	7,581,474
394,622	Eni SpA (Energy)	5,726,857
23,665	Interpump Group SpA (Capital Goods)	379,545
1,481,079	Intesa Sanpaolo SpA (Banks)	3,434,136
180,590	Prysmian SpA (Capital Goods)	4,490,841
231,845	UniCredit SpA (Banks)	575,349

		23,215,285

Common Stocks – (continued)
Japan – 20.9%
6,100	Aichi Steel Corp. (Materials)	$293,715
393,300	Amada Holdings Co. Ltd. (Capital Goods)	4,480,120
10,100	Asatsu-DK, Inc. (Media)	280,287
335,900	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	4,985,382
101,700	Chubu Electric Power Co., Inc. (Utilities)	1,497,163
28,600	CMK Corp. (Technology Hardware & Equipment)*	151,086
509,800	Concordia Financial Group Ltd. (Banks)	2,363,792
230,100	Daiwa House Industry Co. Ltd. (Real Estate)	6,315,458
103,600	DeNA Co. Ltd. (Software & Services)	3,333,009
21,800	Denso Corp. (Automobiles & Components)	948,627
5,000	DIC Corp. (Materials)	151,459
29,500	Electric Power Development Co. Ltd. Class C (Utilities)	686,965
127,100	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	4,805,766
70,000	Fujitsu Ltd. (Software & Services)	415,179
495,000	Fukuoka Financial Group, Inc. (Banks)	2,142,099
104,600	Gree, Inc. (Software & Services)	580,018
51,700	GungHo Online Entertainment, Inc. (Software & Services)(a)	130,805
213,700	Honda Motor Co. Ltd. (Automobiles & Components)	6,394,251
19,400	Hosiden Corp. (Technology Hardware & Equipment)	143,876
23,300	Hoya Corp. (Health Care Equipment & Services)	972,169
24,300	Idemitsu Kosan Co. Ltd. (Energy)	558,412
493,900	Inpex Corp. (Energy)	4,607,479
71,100	ITOCHU Corp. (Capital Goods)	897,901
130,800	JSR Corp. (Materials)	1,987,698
1,089,000	JX Holdings, Inc. (Energy)	4,302,815
28,800	KDDI Corp. (Telecommunication Services)	875,323
11,300	Keihin Corp. (Automobiles & Components)	184,721
102,200	Konami Holdings Corp. (Software & Services)	4,036,124
22,300	Kyocera Corp. (Technology Hardware & Equipment)	1,083,534
54,000	Makino Milling Machine Co. Ltd. (Capital Goods)	343,131
17,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	922,178
83,000	Miraca Holdings, Inc. (Health Care Equipment & Services)	4,006,923
870,400	Mitsubishi Chemical Holdings Corp. (Materials)	5,714,980

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
12,400	Mitsubishi Gas Chemical Co., Inc. (Materials)	$190,845
1,374,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	7,094,225
598,000	Mitsui Chemicals, Inc. (Materials)	2,944,944
7,600	MS&AD Insurance Group Holdings, Inc. (Insurance)	225,620
21,200	Namura Shipbuilding Co. Ltd. (Capital Goods)	129,275
93,100	Nexon Co. Ltd. (Software & Services)	1,584,842
287,200	Nikon Corp. (Consumer Durables & Apparel)	4,340,429
638,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	3,470,707
237,400	Nippon Light Metal Holdings Co. Ltd. (Materials)	540,561
87,000	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	3,857,305
101,100	Nipro Corp. (Health Care Equipment & Services)	1,248,478
8,800	Nishi-Nippon Financial Holdings, Inc. (Banks)*	87,606
9,200	Nissin Electric Co. Ltd. (Capital Goods)	122,681
76,000	NTT DOCOMO, Inc. (Telecommunication Services)	1,908,664
126,600	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,209,777
445,200	ORIX Corp. (Diversified Financials)	7,054,817
150,200	Rengo Co. Ltd. (Materials)	941,950
9,400	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	494,108
15,700	Sankyo Co. Ltd. (Consumer Durables & Apparel)	553,095
125,400	Seven Bank Ltd. (Banks)	385,503
50,300	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,477,175
75,000	Shizuoka Bank Ltd. (The) (Banks)	632,965
21,000	SoftBank Group Corp. (Telecommunication Services)	1,322,604
22,500	Sony Financial Holdings, Inc. (Insurance)	316,000
56,000	Sumitomo Bakelite Co. Ltd. (Materials)	304,119
1,045,000	Sumitomo Chemical Co. Ltd. (Materials)	4,942,198
327,000	Sumitomo Electric Industries Ltd. (Automobiles & Components)	4,830,927
53,600	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,808,613
64,100	T&D Holdings, Inc. (Insurance)	775,152
66,200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	5,971,572
463,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	4,354,062

Common Stocks – (continued)
Japan – (continued)
70,000	Tosoh Corp. (Materials)	$457,135
500	Toyota Motor Corp. (Automobiles & Components)	29,003
21,800	Toyota Tsusho Corp. (Capital Goods)	514,665
55,400	Yahoo Japan Corp. (Software & Services)	212,514

		139,926,581

Luxembourg – 0.7%
88,044	Aperam SA (Materials)	4,004,138
2,019	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	917,527

		4,921,665

Netherlands – 6.4%
26,355	AMG Advanced Metallurgical Group NV (Materials)	524,841
49,221	ASM International NV (Semiconductors & Semiconductor Equipment)	2,099,544
44,122	ASML Holding NV (Semiconductors & Semiconductor Equipment)	4,667,842
7,060	Heineken Holding NV (Food, Beverage & Tobacco)	543,209
888,664	ING Groep NV (Banks)	11,665,509
83,216	Koninklijke DSM NV (Materials)	5,348,667
124,908	Koninklijke Philips NV (Capital Goods)	3,763,748
32,629	Koninklijke Vopak NV (Energy)	1,646,868
185,191	NN Group NV (Insurance)	5,578,443
15,383	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	1,538,300
136,078	Wolters Kluwer NV (Commercial & Professional Services)	5,262,173

		42,639,144

New Zealand – 0.1%
144,957	Auckland International Airport Ltd. (Transportation)	682,685
20,996	EBOS Group Ltd. (Health Care Equipment & Services)	255,811

		938,496

Norway – 0.5%
686,985	Norsk Hydro ASA (Materials)	3,071,332
47,683	Tomra Systems ASA (Commercial & Professional Services)	517,670

		3,589,002

Portugal – 1.0%
565,334	EDP – Energias de Portugal SA (Utilities)	1,868,577
303,935	Galp Energia SGPS SA (Energy)	4,120,836
20,482	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	351,944

		6,341,357

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – 0.3%
147,300	Venture Corp. Ltd. (Technology Hardware & Equipment)	$1,006,236
345,200	Wilmar International Ltd. (Food, Beverage & Tobacco)	819,545

		1,825,781

Spain – 2.2%
3,544	Aena SA (Transportation)(b)	519,322
629,701	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,533,020
271,896	Bankinter SA (Banks)	2,078,203
15,057	Gamesa Corp. Tecnologica SA (Capital Goods)	347,643
84,306	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,663,551
54,073	Prosegur Cia de Seguridad SA (Commercial & Professional Services)	392,094
354,864	Repsol SA (Energy)	4,954,785
35,164	Telefonica SA (Telecommunication Services)	357,287

		14,845,905

Sweden – 1.2%
6,657	Atlas Copco AB Class B (Capital Goods)	173,885
29,355	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	142,263
33,447	Boliden AB (Materials)	775,183
104,181	Granges AB (Materials)	1,012,382
166,194	Husqvarna AB Class B (Consumer Durables & Apparel)	1,249,476
120,895	Swedish Match AB (Food, Beverage & Tobacco)	4,207,161
2,663	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	137,769

		7,698,119

Switzerland – 7.8%
42,809	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	6,185,725
4,140	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	369,004
2,616	Bobst Group SA (Registered) (Capital Goods)	144,078
2,098	dorma+kaba Holding AG (Registered) Class B (Commercial & Professional Services)*	1,457,865
5,969	Georg Fischer AG (Registered) (Capital Goods)	5,292,094
475,496	Glencore plc (Materials)*	1,455,544
36,656	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	6,917,049

Common Stocks – (continued)
Switzerland – (continued)
44,841	Nestle SA (Registered) (Food, Beverage & Tobacco)	$3,251,596
1,292	Rieter Holding AG (Registered) (Capital Goods)*	245,364
40,633	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	9,332,657
6,340	Schindler Holding AG (Capital Goods)	1,177,825
152	Schweiter Technologies AG (Capital Goods)	163,743
953	Sika AG (Materials)	4,580,555
483,028	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	4,600,082
77,585	Swiss Re AG (Insurance)	7,200,801

		52,373,982

United Kingdom – 16.4%
614,245	3i Group plc (Diversified Financials)	5,035,090
119,439	Amec Foster Wheeler plc (Energy)	651,649
204,612	Anglo American plc (Materials)*	2,839,852
489,992	Beazley plc (Insurance)	2,181,726
278,844	BP plc ADR (Energy)(c)	9,912,904
186,724	British American Tobacco plc (Food, Beverage & Tobacco)	10,701,703
300,775	Compass Group plc (Consumer Services)	5,442,307
90,842	CYBG plc (Banks)*	296,613
202,200	Diageo plc (Food, Beverage & Tobacco)	5,381,863
131,518	Direct Line Insurance Group plc (Insurance)	556,396
88,765	Dixons Carphone plc (Retailing)	341,264
23,233	Domino’s Pizza Group plc (Consumer Services)	96,600
79,331	DS Smith plc (Materials)	386,833
800,458	GKN plc (Automobiles & Components)	3,121,645
223,733	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	8,951,557
924,873	HSBC Holdings plc (Banks)	6,965,343
76,347	Imperial Brands plc (Food, Beverage & Tobacco)	3,693,045
30,801	Intertek Group plc (Commercial & Professional Services)	1,285,082
8,039,664	Lloyds Banking Group plc (Banks)	5,614,279
14,406	Micro Focus International plc (Software & Services)	377,229
495,247	National Grid plc (Utilities)	6,442,063
14,313	Persimmon plc (Consumer Durables & Apparel)	296,277
94,542	Reckitt Benckiser Group plc (Household & Personal Products)	8,457,775
137,381	Saga plc (Insurance)	333,231

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
68,357	Sage Group plc (The) (Software & Services)	$603,111
242,725	Smiths Group plc (Capital Goods)	4,205,980
19,966	Spirax-Sarco Engineering plc (Capital Goods)	1,076,469
124,041	Subsea 7 SA (Energy)*	1,388,562
221,242	Tate & Lyle plc (Food, Beverage & Tobacco)	2,109,977
65,623	Unilever NV CVA (Household & Personal Products)	2,744,746
48,020	Unilever plc (Household & Personal Products)	2,004,796
10,702	Unilever plc ADR (Household & Personal Products)	445,952
69,476	Virgin Money Holdings UK plc (Banks)	279,777
105,587	William Hill plc (Consumer Services)	381,957
249,935	WPP plc (Media)	5,426,851

		110,030,504

TOTAL COMMON STOCKS
(Cost $600,401,273)		$628,425,200

Shares	Description	Rate	Value
Preferred Stocks – 1.0%
Germany – 1.0%
44,197	Henkel AG & Co. KGaA (Household & Personal Products)	1.470%	$5,680,669
61,667	Schaeffler AG (Automobiles & Components)	0.150	934,844

TOTAL PREFERRED STOCKS
(Cost $6,246,878)			$6,615,513

Shares	Distribution Rate	Value
Investment Company(d)(e) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,004,646	0.295%	$2,004,646
(Cost $2,004,646)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $608,652,797)		$637,045,359

Securities Lending Reinvestment Vehicle(d)(e) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
440,343	0.295%	$440,343
(Cost $440,343)

TOTAL INVESTMENTS – 95.3%
(Cost $609,093,140)		$637,485,702

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.7%		31,741,169

NET ASSETS – 100.0%		$669,226,871

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $519,322, which represents approximately 0.1% of net assets as of October 31, 2016.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	369	December 2016	$12,366,779	$108,804
FTSE 100 Index	69	December 2016	5,851,956	(9,621)
Hang Seng Index	4	November 2016	590,674	(606)
MSCI Singapore Index	17	November 2016	376,597	(3,522)
SPI 200 Index	23	December 2016	2,313,859	(24,154)
TSE TOPIX Index	41	December 2016	5,453,895	23,883
TOTAL				$94,784

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value

Common Stocks – 97.0%
Australia – 8.1%
312,606	Altium Ltd. (Software & Services)	$1,860,950
145,032	APN Outdoor Group Ltd. (Media)	523,035
2,495,287	BlueScope Steel Ltd. (Materials)	14,803,623
1,008,975	BWP Trust (REIT)	2,275,582
3,484,876	Charter Hall Group (REIT)	12,434,273
86,192	Costa Group Holdings Ltd. (Food, Beverage & Tobacco)	186,435
288,529	Cromwell Property Group (REIT)	199,508
333,104	Downer EDI Ltd. (Commercial & Professional Services)	1,472,284
579,504	Genworth Mortgage Insurance Australia Ltd. (Banks)	1,347,028
4,454,978	Investa Office Fund (REIT)	14,349,087
741,959	JB Hi-Fi Ltd. (Retailing)	15,994,358
1,703,387	Mineral Resources Ltd. (Materials)	14,985,374
2,129,081	Myer Holdings Ltd. (Retailing)(a)	1,897,677
2,663,186	OZ Minerals Ltd. (Materials)	13,607,143
628,975	Pact Group Holdings Ltd. (Materials)	3,135,402
905,630	Regis Resources Ltd. (Materials)	2,283,952
327,051	Sandfire Resources NL (Materials)	1,290,074
247,514	Seven Group Holdings Ltd. (Capital Goods)	1,706,005
1,086,015	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	1,095,999
5,479,129	Southern Cross Media Group Ltd. Class L (Media)	5,981,354
772,969	St. Barbara Ltd. (Materials)*	1,577,641
182,400	Technology One Ltd. (Software & Services)	778,950
3,981,649	Whitehaven Coal Ltd. (Energy)*	9,156,723
43,800	WorleyParsons Ltd. (Energy)*	279,925

		123,222,382

Austria – 0.3%
51,559	BUWOG AG (Real Estate)*	1,246,172
14,866	Lenzing AG (Materials)	1,936,267
12,433	Porr AG (Capital Goods)	446,866
36,715	S IMMO AG (Real Estate)*	393,990

		4,023,295

Belgium – 3.2%
615,133	Agfa-Gevaert NV (Health Care Equipment & Services)*	2,556,557
31,590	Barco NV (Technology Hardware & Equipment)	2,482,939
25,548	Befimmo SA (REIT)	1,488,995
290,317	Bekaert SA (Materials)	12,906,405
178,562	bpost SA (Transportation)	4,750,552
124,631	D’ieteren SA/NV (Retailing)	5,494,293
40,456	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	2,461,534
6,136	Gimv NV (Diversified Financials)	330,238
5,311	Intervest Offices & Warehouses NV (REIT)	140,897

Common Stocks – (continued)
Belgium – (continued)
52,409	Ion Beam Applications (Health Care Equipment & Services)	2,488,960
99,549	Melexis NV (Semiconductors & Semiconductor Equipment)	6,517,624
106,217	Tessenderlo Chemie NV (Materials)*	3,546,128
42,913	Warehouses De Pauw SCA (REIT)	3,953,749

		49,118,871

Denmark – 1.6%
184,884	Dfds A/S (Transportation)	8,933,268
190,395	Royal Unibrew A/S (Food, Beverage & Tobacco)	8,906,953
24,541	Schouw & Co AB (Food, Beverage & Tobacco)	1,556,841
171,073	Sydbank A/S (Banks)	5,341,976

		24,739,038

Faroe Islands – 0.7%
246,266	Bakkafrost P/F (Food, Beverage & Tobacco)	10,325,255

Finland – 1.5%
120,833	Cramo OYJ (Capital Goods)	3,166,880
1,608,893	Outokumpu OYJ (Materials)*(a)	11,216,508
188,106	Ramirent OYJ (Capital Goods)	1,386,983
644,405	Sponda OYJ (Real Estate)	3,050,906
93,101	Tieto OYJ (Software & Services)	2,553,991
54,990	Valmet OYJ (Capital Goods)	816,441

		22,191,709

France – 4.0%
31,181	Alten SA (Software & Services)	2,227,858
39,576	Assystem (Commercial & Professional Services)	1,186,036
14,414	Euler Hermes Group (Insurance)	1,250,362
22,250	Faurecia (Automobiles & Components)	820,167
11,796	Guerbet (Health Care Equipment & Services)	701,005
185,346	Havas SA (Media)	1,508,683
148,564	IPSOS (Media)	4,852,173
263,386	Nexans SA (Capital Goods)*	14,971,475
163,373	Nexity SA (Real Estate)*	8,202,716
12,951	SEB SA (Consumer Durables & Apparel)	1,906,068
85,823	Teleperformance (Commercial & Professional Services)	9,067,854
384,059	Ubisoft Entertainment SA (Software & Services)*	13,067,834
14,606	Vicat SA (Materials)	918,308

		60,680,539

Germany – 7.0%
35,197	Aareal Bank AG (Banks)	1,273,081
134,770	AURELIUS Equity Opportunities SE & Co. KGaA (Diversified Financials)	8,046,754

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
29,703	Bechtle AG (Software & Services)	$3,123,890
21,445	Carl Zeiss Meditec AG (Health Care Equipment & Services)	771,960
49,470	Cewe Stiftung & Co. KGAA (Commercial & Professional Services)	4,740,285
1,209,165	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	6,630,709
190,324	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	14,356,139
75,329	Grammer AG (Automobiles & Components)	4,312,338
23,168	Homag Group AG (Capital Goods)	1,051,387
55,397	Indus Holding AG (Capital Goods)	3,269,766
189,627	Jenoptik AG (Technology Hardware & Equipment)	3,258,913
1,103,743	Kloeckner & Co. SE (Capital Goods)*	13,783,398
62,476	Koenig & Bauer AG (Capital Goods)*	2,940,408
89,539	Nemetschek SE (Software & Services)	5,584,709
86,158	Pfeiffer Vacuum Technology AG (Capital Goods)(a)	7,817,873
16,460	Rheinmetall AG (Capital Goods)	1,142,618
392,069	Software AG (Software & Services)	14,249,433
106,355	STADA Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,333,550
8,080	STRATEC Biomedical AG (Health Care Equipment & Services)	461,931
267,628	TAG Immobilien AG (Real Estate)	3,568,726
50,780	Takkt AG (Retailing)	1,204,358
8,301	Zeal Network SE (Consumer Services)	282,111

		107,204,337

Hong Kong – 1.6%
1,862,000	Champion REIT (REIT)	1,057,703
1,165,000	Emperor Entertainment Hotel Ltd. (Consumer Services)	282,010
1,418,000	Emperor International Holdings Ltd. (Real Estate)	332,024
1,552,000	Giordano International Ltd. (Retailing)	818,233
145,000	Great Eagle Holdings Ltd. (Real Estate)	643,209
18,084,000	G-Resources Group Ltd. (Materials)	317,743
3,048,000	Haitong International Securities Group Ltd. (Diversified Financials)	1,950,073
195,500	Hopewell Holdings Ltd. (Capital Goods)	684,522

Common Stocks – (continued)
Hong Kong – (continued)
3,127,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	1,007,080
1,077,000	Melco International Development Ltd. (Consumer Services)	1,404,450
6,106,000	Shun Tak Holdings Ltd. (Capital Goods)	2,058,426
1,675,208	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	2,528,770
607,000	Sunlight Real Estate Investment Trust (REIT)	375,454
3,214,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	2,252,628
7,266,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)(a)	2,841,608
6,300,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)*	5,416,974

		23,970,907

Ireland – 0.1%
320,500	Hibernia REIT plc (REIT)	451,397
165,677	Hostelworld Group plc (Retailing)(b)	450,680

		902,077

Israel – 0.7%
234,075	Amot Investments Ltd. (Real Estate)	976,806
2,024,309	El Al Israel Airlines (Transportation)	1,973,371
741,609	Plus500 Ltd. (Diversified Financials)	5,614,306
426,120	Shufersal Ltd. (Food & Staples Retailing)	1,608,721
10,501	Strauss Group Ltd. (Food, Beverage & Tobacco)	165,306

		10,338,510

Italy – 3.9%
200,936	Ascopiave SpA (Utilities)	587,618
21,029	ASTM SpA (Transportation)	227,011
74,613	Banca IFIS SpA (Diversified Financials)	2,160,888
206,557	Banca Mediolanum SpA (Diversified Financials)	1,428,151
1,147,736	Banca Popolare dell’Emilia Romagna SC (Banks)	5,393,292
1,797,048	Beni Stabili SpA SIIQ (REIT)*	1,047,799
169,845	Biesse SpA (Capital Goods)	2,930,221
75,682	Brembo SpA (Automobiles & Components)	4,685,738
103,398	Buzzi Unicem SpA (Materials)	2,010,853
996,769	Credito Valtellinese SC (Banks)	438,687
230,714	De’ Longhi SpA (Consumer Durables & Apparel)	5,398,180
151,263	DiaSorin SpA (Health Care Equipment & Services)	9,296,272
389,313	FinecoBank Banca Fineco SpA (Banks)	2,275,127

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
572,465	Hera SpA (Utilities)	$1,463,252
5,033	Industria Macchine Automatiche SpA (Capital Goods)	311,282
292,086	Interpump Group SpA (Capital Goods)	4,684,548
8,550	Italmobiliare SpA (Capital Goods)	405,559
145,449	La Doria SpA (Food, Beverage & Tobacco)	1,224,282
43,157	Moncler SpA (Consumer Durables & Apparel)	718,475
428,546	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	12,118,792
10,158	Reply SpA (Software & Services)	1,276,783

		60,082,810

Japan – 32.3%
41,800	Adastria Co. Ltd. (Retailing)	1,094,244
62,400	Aichi Steel Corp. (Materials)	3,004,561
46,500	Aoyama Trading Co. Ltd. (Retailing)	1,638,141
369,500	Asatsu-DK, Inc. (Media)	10,254,080
126,200	Avex Group Holdings, Inc. (Media)	1,669,291
57,400	BML, Inc. (Health Care Equipment & Services)	1,522,390
9,600	C. Uyemura & Co. Ltd. (Materials)	446,857
84,400	Canon Electronics, Inc. (Technology Hardware & Equipment)	1,312,800
447,500	Canon Marketing Japan, Inc. (Retailing)	7,728,672
86,900	Capcom Co. Ltd. (Software & Services)	2,244,901
88,500	Cawachi Ltd. (Food & Staples Retailing)	2,277,611
422,000	Central Glass Co. Ltd. (Capital Goods)	1,726,171
41,500	Chiyoda Integre Co. Ltd. (Capital Goods)	858,936
172,000	Chugoku Marine Paints Ltd. (Materials)	1,251,712
34,600	cocokara fine, Inc. (Food & Staples Retailing)	1,338,358
31,000	Daiwa Industries Ltd. (Capital Goods)	270,000
113,000	DeNA Co. Ltd. (Software & Services)	3,635,425
327,600	DIC Corp. (Materials)	9,923,603
75,500	Doshisha Co. Ltd. (Retailing)	1,562,360
243,100	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	4,865,809
159,300	DTS Corp. (Software & Services)	3,529,136
216,490	Duskin Co. Ltd. (Commercial & Professional Services)	4,158,407
456,200	EDION Corp. (Retailing)(a)	4,041,658
86,200	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,131,214
263,600	Fancl Corp. (Household & Personal Products)	3,984,065
51,300	Fields Corp. (Consumer Durables & Apparel)	621,953

Common Stocks – (continued)
Japan – (continued)
172,300	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	3,161,715
57	Frontier Real Estate Investment Corp. (REIT)	268,105
88,000	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	1,119,982
99,800	Fuji Soft, Inc. (Software & Services)	2,650,963
66,900	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	2,115,670
59,410	Fujicco Co. Ltd. (Food, Beverage & Tobacco)	1,359,263
898,000	Fujikura Ltd. (Capital Goods)	5,276,204
53,400	Futaba Corp. (Capital Goods)	871,821
41,700	Fuyo General Lease Co. Ltd. (Diversified Financials)	2,114,751
117,900	Geo Holdings Corp. (Retailing)	1,495,678
699,200	Gree, Inc. (Software & Services)	3,877,136
224,600	Gunma Bank Ltd. (The) (Banks)	1,072,434
1,981	Hankyu REIT, Inc. (REIT)	2,820,928
251,900	Heiwa Corp. (Consumer Durables & Apparel)	5,917,459
55,500	Heiwa Real Estate Co. Ltd. (Real Estate)	789,766
4,043	Heiwa Real Estate REIT, Inc. (REIT)	3,059,822
60,800	Hitachi Capital Corp. (Diversified Financials)	1,356,292
128,200	Hitachi Transport System Ltd. (Transportation)	2,642,773
450,100	Hokuhoku Financial Group, Inc. (Banks)	6,488,095
597,500	Hosiden Corp. (Technology Hardware & Equipment)	4,431,218
101,800	IBJ Leasing Co. Ltd. (Diversified Financials)	2,129,121
5,474	Ichigo Office REIT Investment (REIT)	3,689,051
159,100	Ines Corp. (Software & Services)	1,769,478
55,200	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	857,869
247,600	Japan Securities Finance Co. Ltd. (Diversified Financials)	1,100,429
24,500	J-Oil Mills, Inc. (Food, Beverage & Tobacco)	871,157
55,100	Kadokawa Dwango Corp. (Media)	813,681
247,000	Kandenko Co. Ltd. (Capital Goods)	2,434,959
160,000	Kanematsu Corp. (Capital Goods)	263,276
524,500	Keihin Corp. (Automobiles & Components)	8,573,998
2,568	Kenedix Office Investment Corp. (REIT)	14,479,832
287	Kenedix Residential Investment Corp. (REIT)	815,266
214,100	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,595,536

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
633,500	Kitz Corp. (Capital Goods)	$3,642,744
153,460	Koei Tecmo Holdings Co. Ltd. (Software & Services)	2,935,868
231,900	Kohnan Shoji Co. Ltd. (Retailing)	4,587,049
599,600	Kokuyo Co. Ltd. (Commercial & Professional Services)	7,943,428
110,200	Komeri Co. Ltd. (Retailing)	2,690,802
268,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	535,436
23,300	Kuroda Electric Co. Ltd. (Capital Goods)	453,347
392,000	Maeda Road Construction Co. Ltd. (Capital Goods)	7,252,040
2,069,000	Makino Milling Machine Co. Ltd. (Capital Goods)	13,146,995
36,900	Mandom Corp. (Household & Personal Products)	1,721,038
83,100	Maruwa Co. Ltd. (Technology Hardware & Equipment)	3,135,935
1,185,200	Marvelous, Inc. (Software & Services)(a)	8,423,106
136,100	Matsui Securities Co. Ltd. (Diversified Financials)	1,088,911
277,600	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	14,301,487
64,900	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	825,934
347,600	Mirait Holdings Corp. (Capital Goods)	3,082,217
5,117,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	7,109,986
31,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	698,467
33,900	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,656,134
7,984	Mori Trust Sogo REIT, Inc. (REIT)	12,846,129
277,600	Namura Shipbuilding Co. Ltd. (Capital Goods)	1,692,766
114,800	NEC Networks & System Integration Corp. (Software & Services)	2,040,197
826,400	NET One Systems Co. Ltd. (Software & Services)	6,002,427
130,200	Nikkon Holdings Co. Ltd. (Transportation)	2,796,319
207,500	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	3,068,763
260,000	Nippon Thompson Co. Ltd. (Capital Goods)	1,028,622
1,025,500	Nipro Corp. (Health Care Equipment & Services)	12,663,839
607,100	Nishi-Nippon Financial Holdings, Inc. (Banks)*	6,043,791

Common Stocks – (continued)
Japan – (continued)

725,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	3,296,110
585,700	Nisshinbo Holdings, Inc. (Capital Goods)	5,831,383
16,500	Nissin Electric Co. Ltd. (Capital Goods)	220,026
10,700	Nittetsu Mining Co. Ltd. (Materials)	446,458
188,700	Noritz Corp. (Capital Goods)	3,910,924
531,100	North Pacific Bank Ltd. (Banks)	1,980,679
216,800	NSD Co. Ltd. (Software & Services)	3,489,217
383,400	Okamura Corp. (Commercial & Professional Services)	3,761,492
77,625	Okinawa Electric Power Co., Inc. (The) (Utilities)	1,798,221
1,656,000	OKUMA Corp. (Capital Goods)	13,858,169
232,900	Paltac Corp. (Retailing)	5,715,391
200,200	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	7,624,700
139,700	Plenus Co. Ltd. (Consumer Services)	2,875,315
998,000	Rengo Co. Ltd. (Materials)	6,258,765
123,300	Round One Corp. (Consumer Services)	871,044
104,000	Ryobi Ltd. (Capital Goods)	419,240
116,000	San-In Godo Bank Ltd. (The) (Banks)	834,613
592,000	Sanyo Shokai Ltd. (Consumer Durables & Apparel)	953,298
965,500	Seino Holdings Co. Ltd. (Transportation)	10,698,405
6,289	Sekisui House SI Residential Investment Corp. (REIT)	7,290,546
113,000	Senko Co. Ltd. (Transportation)	781,224
311,900	Shimachu Co. Ltd. (Retailing)	8,369,176
393,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,699,538
252,100	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,624,681
517,000	Shinmaywa Industries Ltd. (Capital Goods)	4,001,846
30,900	Showa Corp. (Automobiles & Components)	202,246
208,800	Showa Denko KK (Materials)	2,758,933
32,800	Sintokogio Ltd. (Capital Goods)	286,086
894,400	SKY Perfect JSAT Holdings, Inc. (Media)	4,432,240
62,000	Sumitomo Bakelite Co. Ltd. (Materials)	336,703
301,900	Tadano Ltd. (Capital Goods)	3,390,275
119,000	Taihei Dengyo Kaisha Ltd. (Capital Goods)	1,233,500
110,600	Tamron Co. Ltd. (Consumer Durables & Apparel)	1,936,434
145,035	Tatsuta Electric Wire and Cable Co. Ltd. (Capital Goods)	576,154

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
377,300	TIS, Inc. (Software & Services)	$8,537,723
522,100	Toagosei Co. Ltd. (Materials)	5,811,223
88,000	Tokai Rika Co. Ltd. (Automobiles & Components)	1,650,236
8,000	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	218,261
5,501	Tokyu REIT, Inc. (REIT)	7,254,126
351,100	Toppan Forms Co. Ltd. (Commercial & Professional Services)	3,489,916
263,900	Tosei Corp. (Real Estate)	1,975,349
1,264,000	Toshiba Machine Co. Ltd. (Capital Goods)	4,565,081
865,000	Tosoh Corp. (Materials)	5,648,886
590,000	Tsubakimoto Chain Co. (Capital Goods)	4,673,668
1,540,000	Ube Industries Ltd. (Materials)	3,177,927
30,900	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	975,637
60,300	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	1,454,395
76,200	Xebio Holdings Co. Ltd. (Retailing)	1,182,864
419,500	Yamato Kogyo Co. Ltd. (Materials)	11,810,907
190,900	Yodogawa Steel Works Ltd. (Materials)	5,212,084
90,100	Yorozu Corp. (Automobiles & Components)	1,418,844
64,100	Zenkoku Hosho Co. Ltd. (Diversified Financials)	2,755,969

		492,365,988

Luxembourg – 1.4%
216,411	Aperam SA (Materials)	9,842,119
26,110	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	11,865,591

		21,707,710

Netherlands – 2.2%
248,238	ASM International NV (Semiconductors & Semiconductor Equipment)	10,588,707
470,909	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	15,340,738
227,310	Corbion NV (Materials)	5,243,720
38,874	Euronext NV (Diversified Financials)(b)	1,556,737
349,050	SNS REAAL NV (Diversified Financials)*(a)	—
39,032	TKH Group NV CVA (Capital Goods)	1,502,172

		34,232,074

New Zealand – 0.2%
1,074,719	Trade Me Group Ltd. (Retailing)	3,733,365

Common Stocks – (continued)
Norway – 2.1%
140,261	Aker BP ASA (Energy)*	2,244,405
709,490	Aker Solutions ASA (Energy)*	3,254,263
330,234	Austevoll Seafood ASA (Food, Beverage & Tobacco)	2,977,396
224,650	Borregaard ASA (Materials)	2,201,975
154,270	Petroleum Geo-Services ASA (Energy)*(a)	414,124
446,127	Salmar ASA (Food, Beverage & Tobacco)	14,477,569
204,334	SpareBank 1 SMN (Banks)	1,502,392
215,429	Storebrand ASA (Insurance)*	1,107,980
155,756	TGS Nopec Geophysical Co. ASA (Energy)	3,150,525

		31,330,629

Portugal – 0.2%
858,677	Altri SGPS SA (Materials)	2,992,026

Singapore – 1.1%
785,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	270,494
829,900	Mapletree Greater China Commercial Trust (REIT)	620,760
1,155,000	United Engineers Ltd. (Capital Goods)	2,149,288
1,183,500	Venture Corp. Ltd. (Technology Hardware & Equipment)	8,084,724
681,800	Wing Tai Holdings Ltd. (Real Estate)	830,653
4,362,210	Yanlord Land Group Ltd. (Real Estate)	4,340,948

		16,296,867

Spain – 2.0%
206,358	CIE Automotive SA (Automobiles & Components)	4,248,253
6,399	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	2,411,512
439,115	Ebro Foods SA (Food, Beverage & Tobacco)	9,468,784
184,237	Faes Farma SA (Pharmaceuticals, Biotechnology & Life Sciences)	676,348
205,703	Gamesa Corp. Tecnologica SA (Capital Goods)	4,749,359
130,319	Lar Espana Real Estate Socimi SA (REIT)	935,323
30,191	Let’s GOWEX SA (Telecommunication Services)*(a)	—
8,645	Miquel y Costas & Miquel SA (Materials)	367,126
88,715	Papeles y Cartones de Europa SA (Materials)	462,769
884,596	Prosegur Cia de Seguridad SA (Commercial & Professional Services)	6,414,384
30,753	Tecnicas Reunidas SA (Energy)	1,150,658

		30,884,516

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – 2.1%
19,951	Bilia AB (Retailing)	$475,709
83,128	Bure Equity AB (Diversified Financials)	910,810
84,601	Dios Fastigheter AB (Real Estate)	563,392
9,620	Fabege AB (Real Estate)	162,476
109,060	Fastighets AB Balder Class B (Real Estate)*	2,477,135
520,293	Granges AB (Materials)	5,055,966
21,292	Indutrade AB (Capital Goods)	396,040
289,603	Inwido AB (Capital Goods)	3,164,784
755,590	Klovern AB Class B (Real Estate)	797,065
138,770	Kungsleden AB (Real Estate)	874,990
223,770	Loomis AB Class B (Commercial & Professional Services)	6,360,735
75,280	NCC AB Class B (Capital Goods)	1,913,016
84,017	Peab AB (Capital Goods)	712,551
103,825	Saab AB Class B (Capital Goods)	3,677,237
23,954	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	1,239,250
172,502	Wihlborgs Fastigheter AB (Real Estate)	3,343,488

		32,124,644

Switzerland – 5.7%
42,240	Ascom Holding AG (Registered) (Technology Hardware & Equipment)	723,312
4,282	Autoneum Holding AG (Automobiles & Components)	1,133,097
11,795	Bobst Group SA (Registered) (Capital Goods)	649,616
142,497	Cembra Money Bank AG (Diversified Financials)*	10,891,418
9,865	Daetwyler Holding AG (Capital Goods)	1,351,408
12,653	dorma+kaba Holding AG (Registered) Class B (Commercial & Professional Services)*	8,792,360
4,076	Emmi AG (Registered) (Food, Beverage & Tobacco)*	2,407,817
6,824	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	8,699,073
21,667	Georg Fischer AG (Registered) (Capital Goods)	19,209,883
2,693	Implenia AG (Registered) (Capital Goods)	180,364
20,836	Kardex AG (Registered) (Capital Goods)*	1,783,975
11,339	Komax Holding AG (Registered) (Capital Goods)	2,730,604
221,169	Logitech International SA (Registered) (Technology Hardware & Equipment)	5,349,305
23,742	Mobimo Holding AG (Registered) (Real Estate)*	5,712,752
16,255	Rieter Holding AG (Registered) (Capital Goods)*	3,086,986

Common Stocks – (continued)
Switzerland – (continued)
2,787	Schweiter Technologies AG (Capital Goods)	3,002,316
38,887	Tecan AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,407,824
13,058	Temenos Group AG (Registered) (Software & Services)*	843,306
21,113	Valiant Holding AG (Registered) (Banks)	2,002,380
4,996	Valora Holding AG (Registered) (Retailing)	1,451,654
3,476	Zehnder Group AG (Capital Goods)*	144,442

		86,553,892

United Kingdom – 15.0%
605,891	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	6,452,258
639,077	Amec Foster Wheeler plc (Energy)	3,486,748
405,060	Ashmore Group plc (Diversified Financials)	1,739,554
78,736	ASOS plc (Retailing)*	5,054,350
2,082,424	Beazley plc (Insurance)	9,272,150
172,598	Bellway plc (Consumer Durables & Apparel)	4,994,679
550,674	Berendsen plc (Commercial & Professional Services)	6,498,546
29,146	Big Yellow Group plc (REIT)	246,587
191,048	Bodycote plc (Capital Goods)	1,384,599
394,699	Crest Nicholson Holdings plc (Consumer Durables & Apparel)	1,961,688
301,196	CYBG plc (Banks)*(a)	995,630
2,310,933	Domino’s Pizza Group plc (Consumer Services)	9,608,580
724,222	DS Smith plc (Materials)	3,531,446
160,757	Electrocomponents plc (Technology Hardware & Equipment)	733,152
136,317	Fenner plc (Capital Goods)	365,322
17,998	Greggs plc (Food & Staples Retailing)	210,371
383,582	Halma plc (Technology Hardware & Equipment)	4,910,581
254,821	Hansteen Holdings plc (REIT)	335,293
327,870	Hiscox Ltd. (Insurance)	4,094,049
661,167	Howden Joinery Group plc (Capital Goods)	3,027,581
74,123	Hunting plc (Energy)*	455,532
1,245,644	IG Group Holdings plc (Diversified Financials)	12,578,752
388,887	Inchcape plc (Retailing)	3,091,930
1,463,087	Informa plc (Media)	12,036,959
1,355,392	Intermediate Capital Group plc (Diversified Financials)	10,039,581
15,636	J D Wetherspoon plc (Consumer Services)	166,505
454,398	JD Sports Fashion plc (Retailing)	8,448,332

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
1,654,432	John Wood Group plc (Energy)	$15,550,284
777,266	Jupiter Fund Management plc (Diversified Financials)	4,098,193
3,598,451	Ladbrokes PLC (Consumer Services)	5,875,031
126,525	LondonMetric Property plc (REIT)	230,847
478,171	Micro Focus International plc (Software & Services)	12,521,159
213,753	National Express Group plc (Transportation)	960,246
403,409	OneSavings Bank plc (Banks)	1,431,941
1,948,334	Paragon Group of Cos. plc (The) (Banks)	7,902,353
58,254	Phoenix Group Holdings (Insurance)	520,402
654,871	Premier Oil plc (Energy)*	527,323
2,849,848	QinetiQ Group plc (Capital Goods)	8,025,581
127,426	Rentokil Initial plc (Commercial & Professional Services)	355,432
1,660,176	Saga plc (Insurance)	4,026,918
111,493	Spectris plc (Technology Hardware & Equipment)	2,791,620
290,183	Spirax-Sarco Engineering plc (Capital Goods)	15,645,240
93,925	Stobart Group Ltd. (Energy)	186,529
1,515,778	Subsea 7 SA (Energy)*	16,968,189
712,474	Synthomer plc (Materials)	3,116,772
2,433,597	Tritax Big Box REIT plc (REIT)	4,045,105
579,797	Tullett Prebon plc (Diversified Financials)	2,519,334
214,938	Virgin Money Holdings UK plc (Banks)	865,547
176,161	WH Smith plc (Retailing)	3,170,805
76,889	WS Atkins plc (Commercial & Professional Services)	1,420,857

		228,476,463

TOTAL COMMON STOCKS
(Cost $1,378,891,009)		$1,477,497,904

Shares	Description	Rate	Value

Preferred Stock – 0.2%
Germany – 0.2%
97,127	Jungheinrich AG (Capital Goods)	0.397%	$3,066,500
(Cost $3,057,107)

Units	Description	Expiration Month	Value

Rights* – 0.0%
Spain – 0.0%
88,715	Papeles y Cartones de Europa SA (Materials)	11/16	$17,822

United Kingdom – 0.0%
33,981	Phoenix Group Holdings (Insurance)	11/16	92,336

TOTAL RIGHTS
(Cost $92,919)			$110,158

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,382,041,035)			$1,480,674,562

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,766,363	0.295%	$10,766,363
(Cost $10,766,363)

TOTAL INVESTMENTS – 97.9%
(Cost $1,392,807,398)		$1,491,440,925

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		31,993,278

NET ASSETS – 100.0%		$1,523,434,203

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,007,417, which represents approximately 0.1% of net assets as of October 31, 2016.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	288	December 2016	$9,652,120	$310,814
FTSE 100 Index	56	December 2016	4,749,414	193,565
Hang Seng Index	4	November 2016	590,674	(17,355)
MSCI Singapore Index	25	November 2016	553,819	(10,661)
SPI 200 Index	23	December 2016	2,313,859	38,856
TSE TOPIX Index	49	December 2016	6,518,070	298,839
TOTAL				$814,058

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2016

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $813,813,725, $606,648,151 and $1,382,041,035)(a)	$910,666,899	$635,040,713	$1,480,674,562
Investments in affiliated issuers, at value (cost $326, $2,004,646 and $0)	326	2,004,646	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	13,186,183	440,343	10,766,363
Cash	1,353,361	10,111,400	13,641,729
Foreign currencies, at value (cost $1,447,891, $2,492,722 and $25,653,745 )	1,450,992	2,475,952	25,730,370
Receivables:
Investments sold	20,648,070	—	23,578,496
Fund shares sold	17,797,150	17,601,740	3,545,928
Collateral on certain derivative contracts(b)	—	—	1,455,818
Dividends	273,824	1,778,212	4,722,124
Foreign tax reclaims	138,368	1,414,280	1,931,811
Reimbursement from investment adviser	18,179	55,726	124,479
Securities lending income	5,165	7,654	109,604
Other assets	581	54,163	12,421
Total assets	965,539,098	670,984,829	1,566,293,705

Liabilities:
Variation margin on certain derivative contracts	—	42,788	54,551
Payables:
Investments purchased	31,246,030	—	27,399,759
Payable upon return of securities loaned	13,186,183	440,343	10,766,363
Fund shares redeemed	1,229,088	577,289	2,872,640
Foreign capital gains taxes	820,477	—	—
Management fees	773,726	448,474	1,110,026
Distribution and Service fees and Transfer Agency fees	54,038	67,246	192,249
Accrued expenses	390,358	181,818	463,914
Total liabilities	47,699,900	1,757,958	42,859,502

Net Assets:
Paid-in capital	896,996,264	1,603,649,251	1,417,437,131
Undistributed net investment income	7,709,463	12,997,068	28,521,070
Accumulated net realized loss	(83,064,725)	(975,784,118)	(21,849,374)
Net unrealized gain	96,198,196	28,364,670	99,325,376
NET ASSETS	$917,839,198	$669,226,871	$1,523,434,203
Net Assets:
Class A	$50,289,182	$104,735,840	$242,383,095
Class C	1,132,430	6,164,178	44,642,861
Institutional	852,852,811	500,930,429	1,118,477,596
Service	—	1,898,214	—
Class IR	2,564,615	6,638,979	99,364,628
Class R	9,363,068	2,151,857	—
Class R6	1,637,092	46,707,374	18,566,023
Total Net Assets	$917,839,198	$669,226,871	$1,523,434,203
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	5,890,891	9,943,785	22,641,839
Class C	134,052	597,370	4,311,513
Institutional	99,921,840	46,282,754	104,224,875
Service	—	178,627	—
Class IR	300,817	640,634	9,300,876
Class R	1,109,465	209,034	—
Class R6	191,826	4,318,322	1,726,830
Net asset value, offering and redemption price per share:(c)
Class A	$8.54	$10.53	$10.71
Class C	8.45	10.32	10.35
Institutional	8.54	10.82	10.73
Service	—	10.63	—
Class IR	8.53	10.36	10.68
Class R	8.44	10.29	—
Class R6	8.53	10.82	10.75
(a)	Includes loaned securities having a market value of $13,125,791, $418,218 and $10,162,453 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions of $1,455,818 for the International Small Cap Insights Fund.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $9.04, $11.14 and $11.33, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $1,669,725, $2,035,192 and $3,790,613)	$18,710,700	$20,518,460	$39,597,258
Dividends — affiliated issuers	1,828	1,988	20,013
Securities lending income — affiliated issuer	144,944	366,157	1,474,041
Total investment income	18,857,472	20,886,605	41,091,312

Expenses:
Management fees	6,605,446	5,781,570	12,143,210
Custody, accounting and administrative services	837,453	296,900	768,801
Transfer Agency fees(a)	339,022	408,546	1,093,545
Distribution and Service fees(a)	145,139	272,299	1,020,387
Registration fees	97,834	118,663	179,468
Professional fees	91,944	117,025	122,449
Printing and mailing costs	82,882	60,829	187,977
Trustee fees	21,088	21,636	22,887
Service share fees — Service Plan	—	4,271	—
Service share fees — Shareholder Administration Plan	—	4,271	—
Other	62,286	44,317	73,687
Total expenses	8,283,094	7,130,327	15,612,411
Less — expense reductions	(402,657)	(916,090)	(1,176,173)
Net expenses	7,880,437	6,214,237	14,436,238
NET INVESTMENT INCOME	10,977,035	14,672,368	26,655,074

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(27,144,509)	(11,230,912)	14,414,129
Futures contracts	—	1,317,261	(1,604,328)
Foreign currency transactions	(1,045,248)	901,693	(1,861,679)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $701,727, $0 and $0)	87,112,621	8,731,424	39,592,319
Futures contracts	—	(329,342)	(939,945)
Foreign currency translation	311,632	275,943	70,905
Net realized and unrealized gain (loss)	59,234,496	(333,933)	49,671,401
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,211,531	$14,338,435	$76,326,475

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Emerging Markets Equity Insights	$100,672	$9,970	$34,497	$76,512	$1,894	$244,091	$—	$3,337	$13,109	$79
International Equity Insights	214,296	52,350	5,653	162,866	9,947	227,784	683	4,265	—	3,001
International Small Cap Insights	579,237	441,150	—	440,265	83,819	430,485	—	138,206	—	770

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$10,977,035	$10,586,672
Net realized gain (loss)	(28,189,757)	(53,580,965)
Net change in unrealized gain (loss)	87,424,253	(25,465,209)
Net increase (decrease) in net assets resulting from operations	70,211,531	(68,459,502)

Distributions to shareholders:
From net investment income
Class A Shares	(333,631)	(540,220)
Class C Shares	(1,954)	(4,206)
Institutional Shares	(5,711,198)	(11,716,286)
Service Shares	—	—
Class IR Shares	(13,689)	(11,352)
Class R Shares	(42,141)	(21,187)
Class R6 Shares	(121)	—
From net realized gains
Class A Shares	—	(300,785)
Class C Shares	—	(6,674)
Institutional Shares	—	(5,218,737)
Class IR Shares	—	(5,790)
Class R Shares	—	(10,409)
Total distributions to shareholders	(6,102,734)	(17,835,646)

From share transactions:
Proceeds from sales of shares	653,208,809	233,575,432
Proceeds received in connection with merger	—	—
Reinvestment of distributions	6,068,453	17,524,245
Cost of shares redeemed	(357,946,313)	(314,048,730)
Net increase (decrease) in net assets resulting from share transactions	301,330,949	(62,949,053)
TOTAL INCREASE (DECREASE)	365,439,746	(149,244,201)

Net assets:
Beginning of year	552,399,452	701,643,653
End of year	$917,839,198	$552,399,452
Undistributed net investment income	$7,709,463	$4,369,172

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

International Equity Insights Fund		International Small Cap Insights Fund
For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015

$14,672,368	$15,346,268	$26,655,074	$17,665,996
(9,011,958)	(20,975,277)	10,948,122	(6,256,157)
8,678,025	22,207,615	38,723,279	39,964,817
14,338,435	16,578,606	76,326,475	51,374,656

(836,569)	(3,035,885)	(2,985,588)	(2,355,924)
(29,349)	(98,011)	(363,016)	(229,064)
(8,419,997)	(29,792,716)	(15,775,913)	(13,054,172)
(16,104)	(85,003)	—	—
(17,727)	(11,495)	(847,395)	(400,411)
(3,210)	(6,273)	—	—
(139)	—	(3,693)	—

—	—	—	(1,419,007)
—	—	—	(191,500)
—	—	—	(6,378,743)
—	—	—	(208,754)
—	—	—	—
(9,323,095)	(33,029,383)	(19,975,605)	(24,237,575)

380,362,678	204,211,026	709,014,544	618,521,766
—	—	124,455,593	—
9,272,014	32,820,575	17,136,594	20,405,481
(454,334,903)	(320,374,840)	(555,338,791)	(345,845,914)
(64,700,211)	(83,343,239)	295,267,940	293,081,333
(59,684,871)	(99,794,016)	351,618,810	320,218,414

728,911,742	828,705,758	1,171,815,393	851,596,979
$669,226,871	$728,911,742	$1,523,434,203	$1,171,815,393
$12,997,068	$6,038,423	$28,521,070	$12,828,454

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$7.92	$0.10	$0.59	$0.69	$(0.07)	$—	$(0.07)
2016 - C	7.84	0.04	0.58	0.62	(0.01)	—	(0.01)
2016 - Institutional	7.91	0.13	0.60	0.73	(0.10)	—	(0.10)
2016 - IR	7.91	0.12	0.59	0.71	(0.09)	—	(0.09)
2016 - R	7.84	0.08	0.59	0.67	(0.07)	—	(0.07)
2016 - R6	7.91	0.10	0.62	0.72	(0.10)	—	(0.10)
2015 - A	8.99	0.11	(0.98)	(0.87)	(0.13)	(0.07)	(0.20)
2015 - C	8.88	0.05	(0.98)	(0.93)	(0.04)	(0.07)	(0.11)
2015 - Institutional	8.98	0.14	(0.98)	(0.84)	(0.16)	(0.07)	(0.23)
2015 - IR	8.97	0.14	(0.99)	(0.85)	(0.14)	(0.07)	(0.21)
2015 - R	8.94	0.09	(0.98)	(0.89)	(0.14)	(0.07)	(0.21)
2015 - R6 (Commenced July 31, 2015)	8.40	0.01	(0.50)	(0.49)	—	—	—
2014 - A	8.95	0.14	(0.02)	0.12	(0.08)	—	(0.08)
2014 - C	8.90	0.07	(0.01)	0.06	(0.08)	—	(0.08)
2014 - Institutional	8.95	0.17	(0.02)	0.15	(0.12)	—	(0.12)
2014 - IR	8.94	0.13	0.02	0.15	(0.12)	—	(0.12)
2014 - R (Commenced February 28, 2014)	8.26	0.02	0.66	0.68	—	—	—
2013 - A	8.40	0.07	0.60	0.67	(0.12)	—	(0.12)
2013 - C	8.36	0.04	0.55	0.59	(0.05)	—	(0.05)
2013 - Institutional	8.40	0.16	0.53	0.69	(0.14)	—	(0.14)
2013 - IR	8.39	0.14	0.54	0.68	(0.13)	—	(0.13)
2012 - A	8.08	0.13	0.28	0.41	(0.09)	—	(0.09)
2012 - C	8.00	0.08	0.28	0.36	—	—	—
2012 - Institutional	8.12	0.16	0.28	0.44	(0.16)	—	(0.16)
2012 - IR	8.11	0.25	0.18	0.43	(0.15)	—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(C)

$8.54	8.79%	$50,289	1.56%		1.63%		1.24%		216%
8.45	7.97	1,132	2.31		2.39		0.47		216
8.54	9.35	852,853	1.16		1.22		1.70		216
8.53	9.13	2,565	1.31		1.37		1.53		216
8.44	8.57	9,363	1.81		1.88		1.01		216
8.53	9.27	1,637	1.13		1.16		1.26		216
7.92	(9.84)	37,307	1.58		1.67		1.30		199
7.84	(10.50)	1,053	2.33		2.42		0.60		199
7.91	(9.52)	508,685	1.18		1.27		1.69		199
7.91	(9.63)	798	1.33		1.42		1.63		199
7.84	(10.06)	4,547	1.83		1.93		1.10		199
7.91	(5.83)	9	1.17	(d)	1.28	(d)	0.59	(d)	199
8.99	1.38	37,905	1.58		1.66		1.59		180
8.88	0.66	944	2.33		2.41		0.80		180
8.98	1.65	660,922	1.18		1.26		1.95		180
8.97	1.70	875	1.34		1.39		1.47		180
8.94	8.23	998	1.82	(d)	2.07	(d)	0.31	(d)	180
8.95	8.00	24,758	1.52		1.65		0.82		249
8.90	7.02	989	2.31		2.48		0.51		249
8.95	8.41	556,434	1.14		1.27		1.87		249
8.94	8.16	1,649	1.32		1.50		1.59		249
8.40	5.26	50,760	1.45		1.69		1.58		180
8.36	4.49	228	2.20		2.46		0.97		180
8.40	5.68	464,180	1.05		1.30		1.98		180
8.39	5.48	118	1.20		1.41		3.06		180

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$10.54	$0.18		$(0.08)	$0.10	$(0.11)
2016 - C	10.36	0.10		(0.08)	0.02	(0.06)
2016 - Institutional	10.83	0.24		(0.10)	0.14	(0.15)
2016 - Service	10.64	0.17		(0.08)	0.09	(0.10)
2016 - IR	10.38	0.17		(0.05)	0.12	(0.14)
2016 - R	10.34	0.13		(0.06)	0.07	(0.12)
2016 - R6	10.83	0.14		0.01	0.15	(0.16)
2015 - A	10.69	0.18		0.08	0.26	(0.41)
2015 - C	10.51	0.10		0.08	0.18	(0.33)
2015 - Institutional	10.97	0.22		0.09	0.31	(0.45)
2015 - Service	10.76	0.16		0.09	0.25	(0.37)
2015 - IR	10.53	0.16		0.12	0.28	(0.43)
2015 - R	10.52	0.14		0.09	0.23	(0.41)
2015 - R6 (Commenced July 31, 2015)	11.23	0.04		(0.44)	(0.40)	—
2014 - A	10.99	0.37	(e)	(0.39)	(0.02)	(0.28)
2014 - C	10.83	0.28	(e)	(0.37)	(0.09)	(0.23)
2014 - Institutional	11.29	0.42	(e)	(0.40)	0.02	(0.34)
2014 - Service	11.06	0.35	(e)	(0.37)	(0.02)	(0.28)
2014 - IR	10.86	0.38	(e)	(0.38)	— (f)	(0.33)
2014 - R	10.85	0.34	(e)	(0.38)	(0.04)	(0.29)
2013 - A	9.00	0.19		2.11	2.30	(0.31)
2013 - C	8.87	0.16		2.04	2.20	(0.24)
2013 - Institutional	9.25	0.30		2.09	2.39	(0.35)
2013 - Service	9.06	0.22		2.08	2.30	(0.30)
2013 - IR	8.91	0.22		2.08	2.30	(0.35)
2013 - R	8.88	0.21		2.04	2.25	(0.28)
2012 - A	9.02	0.19		0.21	0.40	(0.42)
2012 - C	8.89	0.13		0.20	0.33	(0.35)
2012 - Institutional	9.27	0.24		0.21	0.45	(0.47)
2012 - Service	9.08	0.18		0.21	0.39	(0.41)
2012 - IR	8.97	0.20		0.21	0.41	(0.47)
2012 - R	8.93	0.17		0.20	0.37	(0.42)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(f)	Amount is less than $0.005 per share.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.53	0.97%	$104,736	1.25%		1.39%		1.77%		176%
10.32	0.22	6,164	2.00		2.14		1.02		176
10.82	1.34	500,930	0.85		0.99		2.25		176
10.63	0.87	1,898	1.35		1.49		1.60		176
10.36	1.22	6,639	1.00		1.14		1.65		176
10.29	0.67	2,152	1.50		1.64		1.28		176
10.82	1.37	46,707	0.83		0.96		1.32		176
10.54	2.58	78,527	1.27		1.37		1.70		154
10.36	1.82	4,409	2.01		2.12		0.93		154
10.83	3.05	642,473	0.87		0.97		2.08		154
10.64	2.48	1,641	1.37		1.47		1.51		154
10.38	2.85	1,666	1.01		1.13		1.54		154
10.34	2.32	186	1.52		1.62		1.33		154
10.83	(3.56)	10	0.84	(d)	0.93	(d)	1.56	(d)	154
10.69	(0.14)	79,214	1.29		1.36		3.31	(e)	142
10.51	(0.85)	3,054	2.04		2.11		2.61	(e)	142
10.97	0.22	742,016	0.89		0.96		3.74	(e)	142
10.76	(0.17)	2,779	1.39		1.45		3.17	(e)	142
10.53	0.12	278	1.04		1.10		3.52	(e)	142
10.52	(0.33)	161	1.54		1.61		3.09	(e)	142
10.99	26.31	92,919	1.29		1.37		1.98		189
10.83	25.33	3,166	2.04		2.11		1.61		189
11.29	26.71	945,546	0.89		0.96		2.99		189
11.06	26.13	6,237	1.39		1.46		2.25		189
10.86	26.55	468	1.04		1.11		2.22		189
10.85	25.99	95	1.54		1.61		2.14		189
9.00	4.94	210,612	1.28		1.37		2.21		203
8.87	4.10	3,087	2.04		2.12		1.48		203
9.25	5.47	596,986	0.88		0.97		2.69		203
9.06	4.77	7,945	1.38		1.47		2.09		203
8.91	5.16	65	1.04		1.11		2.33		203
8.88	4.69	71	1.53		1.62		1.98		203

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$10.42	$0.16	$0.27	$0.43	$(0.14)	$—	$(0.14)
2016 - C	10.11	0.08	0.25	0.33	(0.09)	—	(0.09)
2016 - Institutional	10.44	0.21	0.26	0.47	(0.18)	—	(0.18)
2016 - IR	10.40	0.19	0.26	0.45	(0.17)	—	(0.17)
2016 - R6	10.44	0.26	0.23	0.49	(0.18)	—	(0.18)
2015 - A	10.03	0.16	0.49	0.65	(0.16)	(0.10)	(0.26)
2015 - C	9.76	0.08	0.49	0.57	(0.12)	(0.10)	(0.22)
2015 - Institutional	10.05	0.20	0.49	0.69	(0.20)	(0.10)	(0.30)
2015 - IR	10.01	0.19	0.49	0.68	(0.19)	(0.10)	(0.29)
2015 - R6 (Commenced July 31, 2015)	10.75	0.05	(0.36)	(0.31)	—	—	—
2014 - A	10.62	0.14	(0.34)	(0.20)	(0.32)	(0.07)	(0.39)
2014 - C	10.40	0.06	(0.33)	(0.27)	(0.30)	(0.07)	(0.37)
2014 - Institutional	10.62	0.17	(0.33)	(0.16)	(0.34)	(0.07)	(0.41)
2014 - IR	10.59	0.18	(0.35)	(0.17)	(0.34)	(0.07)	(0.41)
2013 - A	8.29	0.23	2.49	2.72	(0.39)	—	(0.39)
2013 - C	8.13	0.14	2.47	2.61	(0.34)	—	(0.34)
2013 - Institutional	8.30	0.26	2.50	2.76	(0.44)	—	(0.44)
2013 - IR	8.28	0.22	2.52	2.74	(0.43)	—	(0.43)
2012 - A	7.92	0.17	0.38	0.55	(0.18)	—	(0.18)
2012 - C	7.79	0.11	0.38	0.49	(0.15)	—	(0.15)
2012 - Institutional	7.94	0.20	0.38	0.58	(0.22)	—	(0.22)
2012 - IR	7.93	0.16	0.40	0.56	(0.21)	—	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.71	4.17%	$242,383	1.30%		1.39%		1.55%		140%
10.35	3.27	44,643	2.05		2.14		0.83		140
10.73	4.50	1,118,478	0.90		0.98		1.98		140
10.68	4.33	99,365	1.05		1.13		1.83		140
10.75	4.72	18,566	0.88		0.97		2.39		140
10.42	6.70	204,067	1.30		1.39		1.58		131
10.11	5.96	38,777	2.05		2.14		0.82		131
10.44	7.11	888,071	0.90		0.99		1.97		131
10.40	7.00	40,890	1.05		1.14		1.83		131
10.44	(2.88)	10	0.90	(d)	0.96	(d)	1.94	(d)	131
10.03	(1.94)	144,558	1.30		1.39		1.33		129
9.76	(2.71)	19,158	2.05		2.15		0.57		129
10.05	(1.54)	668,746	0.90		0.99		1.65		129
10.01	(1.68)	19,134	1.05		1.14		1.66		129
10.62	34.41	53,564	1.30		1.48		2.52		166
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166
8.29	7.32	18,914	1.30		1.51		2.13		150
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, IR, R and R6	Diversified
International Equity Insights	A, C, Institutional, Service, IR, R and R6	Diversified
International Small Cap Insights	A, C, Institutional, IR and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, all of the assets and liabilities of the Goldman Sachs International Small Cap Fund (the “Acquired Fund”) were transferred to the Goldman Sachs International Small Cap Insights Fund (the “Survivor Fund”) as of the close of business on February 5, 2016 (the “Reorganization”). As part of the Reorganization, holders of Class A, Class C, Institutional and Class IR Shares of the Acquired Fund respectively received Class A, Class C, Institutional and Class IR shares of the Survivor Fund, in an amount equal to the aggregate net asset value of his or her investment in the Acquired Fund. Shareholders of Service Shares of the Acquired Fund received Class A Shares of the Survivor Fund, in an amount equal to the aggregate net asset value of his or her investment in the Acquired Fund. The exchange was a tax-free event to shareholders and the Survivor Fund was the accounting survivor in the reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are

56

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly

57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial

58

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2016:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$42,629,335	$—
Asia	99,572,396	606,730,848	—
Europe	5,599,722	4,726,518	—
North America	30,645,426	—	—
South America	71,024,748	19,765,048	—
Exchange Traded Fund	29,972,858	—	—
Investment Company	326	—	—
Securities Lending Reinvestment Vehicle	13,186,183	—	—
Total	$250,001,659	$673,851,749	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$125,228	$168,255,251	$—
Australia and Oceania	—	40,709,580	—
Europe	20,848,713	405,101,941	—
Investment Company	2,004,646	—	—
Securities Lending Reinvestment Vehicle	440,343	—	—
Total	$23,418,930	$614,066,772	$—

59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INSIGHTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$132,687	$—	$—
Liabilities(b)
Futures Contracts	$(37,903)	$—	$—

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$542,972,272	$—
Australia and Oceania	—	126,955,747	—
Europe	—	810,746,543	—
Securities Lending Reinvestment Vehicle	10,766,363	—	—
Total	$10,766,363	$1,480,674,562	$—

Derivative Type
Assets(b)
Futures Contracts	$842,074	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(28,016)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

The following is a reconciliation of Level 3 investments for the fiscal year ended October 31, 2016:

Emerging Markets Equity Insights	Common Stock and/or Other Equity Investments
Beginning Balance as of October 31, 2015	$6,714,232
Realized gain (loss)	(2,526,096)
Net Change in unrealized gain (loss) relating to instruments held at reporting date	(443,853)
Sales	(3,744,283)
Ending Balance as of October 31, 2016	$—

60

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
International Equity Insights	Equity	Receivable for unrealized gain on futures variation margin	$132,687	Payable for unrealized loss on futures variation margin	$(37,903)
International Small Cap Insights	Equity	Receivable for unrealized gain on futures variation margin	842,074	Payable for unrealized loss on futures variation margin	(28,016)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2016 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,317,261	$(329,342)	297
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,604,328)	(939,945)	399

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2016.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.85	0.77	0.73	0.72	0.71	0.85	0.81	(1)
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

61

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in the Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended October 31, 2016, GSAM waived $822, $904 and $16,984 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2016, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Emerging Markets Equity Insights	$1,006
International Equity Insights	4,486
International Small Cap Insights	26,423

For the fiscal year ended October 31, 2016, Goldman Sachs did not retain any CDSC charges on Class C Shares.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other

62

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.114%, 0.004% and 0.014%, respectively. Prior to February 26, 2016, the Other Expense limitation was 0.144% for the Emerging Markets Equity Insights Fund. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$822	$7,721	$394,114	$402,657
International Equity Insights	272,979	10,934	632,177	916,090
International Small Cap Insights	16,984	3,924	1,155,265	1,176,173

G.  Line of Credit Facility — As of October 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2016, Goldman Sachs earned $10,297 and $325 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights and International Small Cap Insights Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2016:

Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 10/31/2016	Dividend Income
Emerging Markets Equity Insights	$—	$60,860,499	$(60,860,173)	$326	$1,828
International Equity Insights	—	39,496,913	(37,492,267)	2,004,646	1,988
International Small Cap Insights	29,164,962	355,486,090	(384,651,052)	—	20,013

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2016, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	6%	11%	11%	5%	11%
International Equity Insights	10	17	11	—	—
International Small Cap Insights	—	—	—	7	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$1,734,664,521	$1,430,797,589
International Equity Insights	1,152,850,454	1,219,067,894
International Small Cap Insights	2,105,686,979	1,927,550,015

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

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7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2016, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended October 31, 2016
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2016
Emerging Markets Equity Insights	$16,031	$17,573	$8,135,783
International Equity Insights	40,354	64,392	—
International Small Cap Insights	163,144	328,794	2,118,500

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Money Market Fund for the fiscal year ended October 31, 2016:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Emerging Markets Equity Insights	31,533,953	148,090,546	(179,624,499)	—	$—
International Equity Insights	26,299,180	227,650,718	(253,949,898)	—	—
International Small Cap Insights	49,255,589	255,594,070	(304,849,659)	—	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended October 31, 2016:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Emerging Markets Equity Insights	—	17,623,349	(4,437,166)	13,186,183	$13,186,183
International Equity Insights	—	20,067,817	(19,627,474)	440,343	440,343
International Small Cap Insights	—	33,323,238	(22,556,875)	10,766,363	10,766,363

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$6,102,734	$9,323,095	$19,975,605
Net long-term capital gains	—	—	—
Total taxable distributions	$6,102,734	$9,323,095	$19,975,605

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$12,291,816	$33,029,383	$16,039,267
Net long-term capital gains	5,543,830	—	8,198,308
Total taxable distributions	$17,835,646	$33,029,383	$24,237,575

As of October 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$7,865,935	$14,599,990	$38,368,636
Capital loss carryforwards:
Expiring 2017(1)	$—	$(940,883,655)	$—
Expiring 2019(1)	—	(2,867,280)	—
Perpetual long-term	(9,807,425)	—	(5,003,877)
Perpetual short-term	(67,558,212)	(30,854,935)	(11,492,733)
Total capital loss carryforwards	$(77,365,637)	$(974,605,870)	$(16,496,610)
Unrealized gains — net	90,342,636	25,583,500	84,125,046
Total accumulated earnings (losses) — net	$20,842,934	$(934,422,380)	$105,997,072

(1)	Expiration occurs on October 31 of the year indicated. The International Small Cap Insights Fund utilized $2,319,591 of capital losses in the current fiscal year. The International Equity Insights and the International Small Cap Insights Funds had capital loss carryforwards of $392,271,823 and $3,654,701, respectively, which expired in the current fiscal year.

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8. TAX INFORMATION (continued)

As of October 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$832,851,419	$612,215,470	$1,407,497,377
Gross unrealized gain	110,017,251	49,575,084	145,829,022
Gross unrealized loss	(19,015,262)	(24,304,852)	(61,885,474)
Net unrealized security gain	$91,001,989	$25,270,232	$83,943,548
Net unrealized gain (loss) on other investments	(659,353)	313,268	181,498
Net unrealized gain	$90,342,636	$25,583,500	$84,125,046

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds, and result primarily from the fund merger, expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions and passive foreign investment company investments and realized foreign capital gains tax.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Emerging Markets Equity Insights	$—	$1,534,010	$(1,534,010)
International Equity Insights	(392,271,823)	390,662,451	1,609,372
International Small Cap Insights	13,811,433	(22,824,580)	9,013,147

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

9. OTHER RISKS (continued)

foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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11. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on October 14-15, 2015, the Trustees approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Goldman Sachs International Small Cap Fund (the “Acquired Fund”) by the Goldman Sachs International Small Cap Insights Fund (the “Survivor Fund”). The acquisition was completed on February 5, 2016.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Acquired Fund’s Shares were transferred in exchange for the Survivor Fund’s Shares, in a tax-free exchange as follows:

Survivor/Acquired Fund	Exchanged Shares of Survivor Fund	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of February 5, 2016
International Small Cap Insights Class A/International Small Cap Class A	1,319,500	$12,667,203	735,704
International Small Cap Insights Class C/International Small Cap Class C	336,631	3,144,130	189,506
International Small Cap Insights Institutional Class/International Small Cap Institutional	11,039,313	105,977,401	5,993,654
International Small Cap Insights Class A/International Small Cap Service	123,678	1,187,304	69,907
International Small Cap Insights Class IR/International Small Cap Class IR	144,014	1,376,772	77,777

The financial statements reflect the operations of the Survivor Fund for the period prior to the acquisition and for the period subsequent to the acquisition. Assuming the acquisition had been completed on November 1, 2015, the Fund’s pro forma results of operations for the fiscal year ended October 31, 2016, would be as follows:

Net investment income	$26,601,102
Net loss on investments	$(2,234,252)
Net increase in net assets resulting from operations	$24,366,850

Because the combined investment portfolios have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Small Cap Fund that have been included in the Fund’s Statement of Operations since February 5, 2016.

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation:

Survivor/Acquired Fund	Survivor Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Survivor Fund’s Aggregate Net Assets immediately after acquisition	Acquired Fund’s Unrealized Depreciation	Acquired Fund’s Capital Loss Carryforward*
International Small Cap Insights/International Small Cap	$1,261,539,102	$124,353,052	$1,385,892,154	$(1,093,412)	$(17,180,096)

*	Due to Fund reorganizations, utilization of acquired losses may be substantially limited under the Code.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

October 31, 2016

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,066,812	$24,019,849	1,831,857	$15,491,486
Reinvestment of distributions	43,777	331,829	97,926	827,477
Shares redeemed	(1,932,709)	(14,768,902)	(1,434,964)	(12,316,990)
	1,177,880	9,582,776	494,819	4,001,973
Class C Shares
Shares sold	72,969	580,263	72,805	621,855
Reinvestment of distributions	220	1,662	1,125	9,472
Shares redeemed	(73,492)	(562,747)	(45,881)	(379,906)
	(303)	19,178	28,049	251,421
Institutional Shares
Shares sold	79,001,364	619,288,138	25,344,354	212,286,064
Reinvestment of distributions	751,192	5,679,011	1,976,076	16,638,558
Shares redeemed	(44,111,219)	(340,167,708)	(36,627,575)	(300,150,389)
	35,641,337	284,799,441	(9,307,145)	(71,225,767)
Class IR Shares
Shares sold	280,027	2,150,891	101,302	856,635
Reinvestment of distributions	1,811	13,689	2,036	17,142
Shares redeemed	(81,939)	(646,488)	(100,019)	(814,815)
	199,899	1,518,092	3,319	58,962
Class R
Shares sold	752,744	5,605,717	511,434	4,309,387
Reinvestment of distributions	5,611	42,141	3,766	31,596
Shares redeemed	(228,702)	(1,772,464)	(47,012)	(386,625)
	529,653	3,875,394	468,188	3,954,358
Class R6(a)
Shares sold	193,912	1,563,951	1,191	10,005
Reinvestment of distributions	16	121	—	—
Shares redeemed	(3,292)	(28,004)	(1)	(5)
	190,636	1,536,068	1,190	10,000
NET INCREASE (DECREASE)	37,739,102	$301,330,949	(8,311,580)	$(62,949,053)

(a)	Commenced operations on July 31, 2015.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,937,339	$50,831,036	1,868,895	$19,519,895
Shares converted from Class B(a)	—	—	24,889	263,075
Reinvestment of distributions	80,128	829,331	291,811	2,932,700
Shares redeemed	(2,522,009)	(25,928,666)	(2,146,266)	(22,454,171)
	2,495,458	25,731,701	39,329	261,499
Class B Shares(a)
Shares converted to Class A	—	—	(25,175)	(263,075)
Shares redeemed	—	—	(88,787)	(927,959)
	—	—	(113,962)	(1,191,034)
Class C Shares
Shares sold	332,329	3,366,978	185,882	1,949,987
Reinvestment of distributions	2,542	25,930	8,739	86,865
Shares redeemed	(163,160)	(1,602,968)	(59,564)	(610,073)
	171,711	1,789,940	135,057	1,426,779
Institutional Shares
Shares sold	25,712,273	266,578,928	17,109,923	180,629,424
Reinvestment of distributions	790,870	8,383,219	2,889,476	29,732,706
Shares redeemed	(39,545,582)	(418,256,547)	(28,291,881)	(294,640,896)
	(13,042,439)	(143,294,400)	(8,292,482)	(84,278,766)
Service Shares
Shares sold	53,262	552,938	24,694	262,287
Reinvestment of distributions	1,373	14,350	5,162	52,390
Shares redeemed	(30,322)	(304,882)	(133,921)	(1,372,691)
	24,313	262,406	(104,065)	(1,058,014)
Class IR Shares
Shares sold	716,170	7,341,691	164,932	1,769,692
Reinvestment of distributions	1,745	17,727	1,163	11,495
Shares redeemed	(237,687)	(2,434,867)	(32,061)	(324,237)
	480,228	4,924,551	134,034	1,456,950
Class R Shares
Shares sold	214,842	2,163,173	6,876	69,735
Reinvestment of distributions	130	1,319	447	4,419
Shares redeemed	(23,960)	(238,839)	(4,582)	(44,808)
	191,012	1,925,653	2,741	29,346
Class R6 Shares(b)
Shares sold	4,835,457	49,527,934	891	10,006
Reinvestment of distributions	13	138	—	—
Shares redeemed	(518,039)	(5,568,134)	—	(5)
	4,317,431	43,959,938	891	10,001
NET DECREASE	(5,362,286)	$(64,700,211)	(8,198,457)	$(83,343,239)

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

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Notes to Financial Statements (continued)

October 31, 2016

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,266,663	$116,058,912	10,164,659	$105,767,772
Shares issued in connection with merger	1,443,178	13,866,979	—	—
Reinvestment of distributions	265,744	2,771,715	377,041	3,661,067
Shares redeemed	(9,916,940)	(101,923,534)	(5,368,860)	(55,033,086)
	3,058,645	30,774,072	5,172,840	54,395,753
Class C Shares
Shares sold	1,794,917	17,921,408	2,593,933	26,548,629
Shares issued in connection with merger	336,631	3,144,130	—	—
Reinvestment of distributions	28,258	286,821	39,196	371,581
Shares redeemed	(1,685,383)	(16,786,959)	(758,657)	(7,530,969)
	474,423	4,565,400	1,874,472	19,389,241
Institutional Shares
Shares sold	46,345,177	473,082,334	43,990,057	456,097,807
Shares issued in connection with merger	11,039,312	106,067,960	—	—
Reinvestment of distributions	1,269,392	13,227,063	1,626,828	15,763,967
Shares redeemed	(39,519,106)	(405,932,900)	(27,091,726)	(273,799,729)
	19,134,775	186,444,457	18,525,159	198,062,045
Class IR Shares
Shares sold	8,093,824	83,022,225	2,889,011	30,097,553
Shares issued in connection with merger	144,014	1,376,524	—	—
Reinvestment of distributions	81,550	847,302	63,030	608,866
Shares redeemed	(2,951,256)	(30,103,130)	(930,661)	(9,482,125)
	5,368,132	55,142,921	2,021,380	21,224,294
Class R6 Shares(a)
Shares sold	1,779,939	18,929,665	930	10,005
Reinvestment of distributions	354	3,693	—	—
Shares redeemed	(54,393)	(592,268)	—	(5)
	1,725,900	18,341,090	930	10,000
NET INCREASE	29,761,875	$295,267,940	27,594,781	$293,081,333

(a)	Commenced operations on July 31, 2015.

72

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman  Sachs International Equity Insights Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

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Fund Expenses — Six Month Period Ended October 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 5/01/16	Ending Account Value 10/31/16		Expenses Paid for the 6 Months Ended 10/31/16*	Beginning Account Value 5/01/16	Ending Account Value 10/31/16		Expenses Paid for the 6 Months Ended 10/31/16*	Beginning Account Value 5/01/16	Ending Account Value 10/31/16		Expenses Paid for the 6 Months Ended 10/31/16*
Class A
Actual	$1,000	$1,092.10		$8.15	$1,000	$1,014.50		$6.33	$1,000	$1,021.00		$6.60
Hypothetical 5% return	1,000	1,017.34	+	7.86	1,000	1,018.85	+	6.34	1,000	1,018.60	+	6.60
Class C
Actual	1,000	1,087.50		12.07	1,000	1,011.80		10.11	1,000	1,016.70		10.39
Hypothetical 5% return	1,000	1,013.57	+	11.64	1,000	1,015.08	+	10.13	1,000	1,014.83	+	10.38
Institutional
Actual	1,000	1,094.90		6.06	1,000	1,016.90		4.31	1,000	1,022.90		4.58
Hypothetical 5% return	1,000	1,019.36	+	5.84	1,000	1,020.86	+	4.32	1,000	1,020.61	+	4.57
Service
Actual	N/A	N/A		N/A	1,000	1,015.30		6.84	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.35	+	6.85	N/A	N/A		N/A
Class IR
Actual	1,000	1,093.60		6.84	1,000	1,015.70		5.07	1,000	1,022.00		5.34
Hypothetical 5% return	1,000	1,018.60	+	6.60	1,000	1,020.11	+	5.08	1,000	1,019.86	+	5.33
Class R
Actual	1,000	1,090.40		9.46	1,000	1,013.80		7.59	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.09	+	9.12	1,000	1,017.60	+	7.61	N/A	N/A		N/A
Class R6
Actual	1,000	1,093.60		5.95	1,000	1,016.90		4.21	1,000	1,022.80		4.47
Hypothetical 5% return	1,000	1,019.46	+	5.74	1,000	1,020.96	+	4.22	1,000	1,020.71	+	4.47

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Emerging Markets Equity Insights	1.55%	2.30%	1.15%	N/A	1.30%	1.80%	1.13%
International Equity Insights	1.25	2.00	0.85	1.35%	1.00	1.50	0.83
International Small Cap Insights	1.30	2.05	0.90	N/A	1.05	N/A	0.88

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

74

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Emerging Markets Equity Insights and International Small Cap Insights Funds); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they

76

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Funds’ performance (in the case of the Emerging Markets Equity Insights and the International Small Cap Insights Funds) to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. The Trustees observed that the International Equity Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. They noted that the International Small Cap Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three- and five-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2016. They also noted that the Goldman Sachs International Small Cap Fund had been reorganized into the International Small Cap Insights Fund in February 2016. The Trustees also noted that the Funds had experienced certain portfolio management changes in the first quarter of 2016 and that the International Equity Insights Fund and International Small Cap Insights Fund had experienced certain additional portfolio management changes in the second quarter of 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Emerging Markets Equity Insights and International Equity Insights Funds that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense

77

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Insights Fund		Emerging Markets Equity Insights Fund	International Small Cap Insights Fund
First $1 billion	0.85%	First $2 billion	1.00%	0.85%
Next $1 billion	0.77	Next $3 billion	0.90	0.77
Next $3 billion	0.73	Next $3 billion	0.86	0.73
Next $3 billion	0.72	Over $8 billion	0.84	0.72
Over $8 billion	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee (with respect to the International Equity Insights Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization;

78

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

80

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

81

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

82

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

83

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2016, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.1812, $0.1919, and $0.1362 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 94.03%, 76.18%, and 85.28%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0444, $0.0105, and $0.0122 per share, respectively.

For the year ended October 31, 2016, 97.80%, 100%, and 78.23% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

84

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 75007-TMPL-12/2016 INTINSAR-16/33K

Goldman Sachs Funds

Annual Report	October 31, 2016

Multi-Asset Class Funds
Absolute Return Multi-Asset
Multi-Asset Real Return

Goldman Sachs Multi-Asset Class Funds

■	ABSOLUTE RETURN MULTI-ASSET

■	MULTI-ASSET REAL RETURN

Investment Process	1

Portfolio Management Discussion and Performance Summary	2

Schedules of Investments	23

Financial Statements	36

Financial Highlights	40

Notes to the Financial Statements	44

Report of Independent Registered Public Accounting Firm	63

Other Information	64

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

What Differentiates Goldman Sachs Absolute

Return Multi-Asset Fund’s Investment Process?

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) seeks to deliver consistent returns in all market environments through broad diversification and dynamic management. The Fund aims to provide exposure beyond traditional asset classes, with less dependence on the direction of stock and bond markets, and thoughtfully combines the investment capabilities across Goldman Sachs Asset Management (GSAM).

■	By investing across asset classes using less-traditional strategies and techniques, we aim to incorporate distinct sources of return into the portfolio that are different from traditional core equities and bond returns

■	We use a proprietary, factor-based risk-budgeting framework that seeks to balance risk across unique return drivers and active strategies

■	The Fund capitalizes on the changing economic cycle and tactically adjusts for dislocations in the current environment, with the aim of enhancing returns and mitigating portfolio losses

■	We seek to profit from opportunities across medium- to shorter-term time horizons and multiple geographies

■	For over two decades, we have managed multi-asset class solutions for clients including sovereign wealth funds, pension plans, endowments, and foundations

■	We leverage the insights and alpha generation of GSAM’s 800+ investment professions in 32 offices around the globe (as of September 30, 2016)

■	We monitor portfolio risk daily and have a robust risk management framework with multiple layers of oversight at the strategic allocation, security selection and firm levels

Diversification does not protect an investor from market risk and does not ensure a profit. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Multi-Asset Fund

Investment Objective

The Fund seeks to achieve long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Absolute Return Multi-Asset Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of -1.36%, -2.01%, -0.93%, -1.18%, -1.64% and -0.92%, respectively. These returns compare to the 0.54% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Fund’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Global equities, as represented by the MSCI World Index, posted positive returns during the Reporting Period, rebounding from sharp losses suffered at the beginning of 2016. Emerging market stocks were among the best performing asset classes during the Reporting Period overall, with the MSCI Emerging Markets Index recording a gain of more than 9%. Meanwhile, bond prices increased in many developed economies, as yields, including those on 10-year U.S. and Eurozone government bonds, fell. The U.S. dollar strengthened against most developed market currencies, including the Japanese yen, the euro and the British pound. The British pound fell to a 30-year low versus the U.S. dollar after the U.K.’s surprise “leave” vote in its referendum about membership in the European Union, popularly known as Brexit. Commodities generated negative returns, primarily due to a sell-off in crude oil prices amid oversupply that occurred early in the Reporting Period. The price of West Texas Intermediate (“WTI”) crude oil, for example, declined at the beginning of the Reporting Period and fell to a 12-year low in mid-January 2016 before increasing through the end of the Reporting Period. Still, WTI crude oil prices remained well below their historic average when the Reporting Period came to a close, despite the announcement in September 2016 that members of the Organization of Petroleum Exporting Countries (“OPEC”) had agreed to limit output for the first time in eight years.

Investor sentiment was dominated during the Reporting Period by global central bank monetary policy, commodity price movements and Brexit. Generally supportive but diverging central bank monetary policy across countries and global regions — particularly in developed markets where low inflation persisted — continued to unfold during the Reporting Period. In the U.S., the Federal Reserve (the “Fed”) announced its first interest rate hike since 2006, raising the targeted federal funds rate to a range of 0.25% to 0.50% during December 2015. The Fed subsequently adopted a more dovish tone due to global economic growth concerns and market volatility. (A dovish tone tends to indicate lower interest rates; opposite of hawkish.) Later in the Reporting Period, improving U.S. economic conditions coupled with hawkish commentary from the Fed increased investor expectations for an interest rate increase in December 2016. The 10-year U.S Treasury yield began the Reporting Period at 2.16%, hit a high of 2.30% during November 2015, steadily declined to a low of 1.36% in July 2016 and ended the Reporting Period at 1.84%. In the Eurozone, the European Central Bank (“ECB”) lowered interest rates into negative territory during December 2015 and expanded its stimulus program. In January 2016, it increased its asset purchase program to include purchases of non-bank investment grade corporate bonds and announced a new series of easing

2

PORTFOLIO RESULTS

measures. The Bank of Japan (“BoJ”) introduced a negative interest rate at its January 2016 policy meeting, reaffirming its commitment to achieving a 2% inflation target. Later in the Reporting Period, the BoJ and ECB chose not to increase the size of their asset purchase programs, disappointing the markets. The markets were also disappointed when the Bank of England did not expand its quantitative easing program in September 2016 as had been widely expected.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through investments in different asset classes, geographic regions and security selection strategies in a portfolio primarily of equity, fixed income, real assets and currency asset classes. During the Reporting Period overall, the Fund posted negative absolute returns. At the asset class level, the Fund’s exposures to equity and real assets detracted from performance, while its exposures to fixed income and currencies contributed positively for the Reporting Period as a whole.

The Fund’s negative performance within equities was due primarily to underlying security selection in certain active equity strategies as well as tactical country selection. Specifically, the long/short equity strategy was the largest detractor from performance, mainly due to substantial selloffs in several of the strategy’s largest long positions in the health care and financials sectors. Additionally, tactical long positions in European, Japanese and U.S. equities detracted from performance. These losses were offset somewhat by the gains of equity volatility-selling strategies, which seek to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets, as market volatility remained relatively low through most of the Reporting Period.

The Fund’s positions in real assets also detracted overall during the Reporting Period. More specifically, as commodity prices broadly rebounded in the latter part of the Reporting Period, driven by higher oil prices, the Fund was hampered by tactical short positions in WTI crude oil, zinc and copper. A tactical long position in international real estate securities also detracted from performance, but these losses were largely offset by the gains of a tactical long position in U.S. real estate securities. The Fund benefited from a tactical long position in gold as investors sought perceived safe-haven assets early in 2016.

Fixed income positions added to the Fund’s overall results during the Reporting Period. An allocation to high yield corporate bonds was the largest positive contributor, with the asset class (as measured by the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index) returning nearly 9% during the Reporting Period, driven by investors’ demand for yield. In addition, a tactical breakeven inflation position, in which the Fund held a long position in Treasury inflation protected securities (“TIPS”) and a short position in U.S. Treasury futures, bolstered returns amid market expectations for increased inflation. (The breakeven inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the breakeven, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the breakeven, the fixed-rate will outperform the inflation-linked.) Detracting from performance was the Fund’s long U.S. interest rate options strategy (a macroeconomic hedge that buys put options on short-term interest rates), which lagged as shorter-term U.S. Treasury yields rose during the Reporting Period.

Currency positions helped performance overall during the Reporting Period, led by the Fund’s holdings in high carry emerging market currencies within the fundamental macro currency strategy and systematic strategies, which benefited from the Fed’s decision not to raise interest rates in September 2016. (A high carry position is one in which there exists a greater difference in yield between a funding source, such as a currency borrowed at a low interest rate, and a long position, such as the holding of a currency with a higher interest rate.)

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Fund had approximately 30% of its total net assets in long equity-related positions; approximately 35% of its total net assets in long fixed income-related investments; approximately 14% of its total net assets in long real assets investments; and approximately 17% in long currency-related investments. It had short positions of approximately -13% of its total net assets in equity-related positions; approximately -34% of its total net assets in fixed income-related assets; approximately -6% of its total net assets in real asset investments; and approximately -17% of its total net assets in currency-related investments. These positions were accomplished through the use of equity index futures, equity options, interest rates futures, commodity futures and currency forwards.

3

PORTFOLIO RESULTS

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	Throughout the Reporting Period, the Fund’s positioning reflected our expectation of continued, albeit muted, global economic expansion and divergent central bank monetary policy. Tactically, this was expressed by the Fund’s exposure to the interest rates of various countries. In February 2016, the Fund initiated a breakeven inflation position, through a long position in TIPS and a short position in U.S. Treasury futures, as we sought to take advantage of increased inflation expectations. We had identified a number of factors, including a tighter U.S. labor market and the Fed’s continued accommodative monetary policy, that we believed could lift inflation expectations in the near term. Early in March 2016, we implemented a short position in 30-year German government bonds and U.S. Treasury securities to express our view that interest rates would rise and fixed income prices would fall as the longer-term growth outlook improved. We exited the Fund’s short position in U.S. Treasury futures during July 2016 and increased its short position in German government bond futures as we believed the Brexit vote had caused German government bond prices to reach levels where the potential return appeared highly attractive. In March 2016, the Fund adopted a steepening position on the U.S. Treasury yield curve, seeking to benefit if rates on longer-term Treasuries rose more than rates on shorter-term Treasuries. (Yield curve is a spectrum of maturities.) We implemented this positioning based on our belief that the markets had overreacted to volatility in early 2016 and were underestimating the speed at which the Fed could raise rates. Through the rest of the Reporting Period, we increased the size of this yield curve steepener, also shifting its position on the U.S. Treasury yield curve, based on our then-current views on interest rates. In July 2016, we established a long position in European high yield corporate bonds and a short position in European investment grade corporate bonds. We believed the ECB’s purchases of non-bank investment grade corporate bonds through its Corporate Sector Purchase Programme (“CSPP”) was likely to incentivize investors to shift into higher-yielding bonds as they rebalanced their portfolios, which could potentially benefit high yield corporate bonds. Through CSPP, which began in June 2016, the ECB is making outright purchases of investment grade euro-denominated bonds issued by non-bank corporations, with the stated goal of further strengthening the pass-through of its asset purchases to the financing conditions of the Eurozone’s real economy. (The real economy is the part of the economy concerned with producing goods and services, rather than that concerned with buying and selling on the financial markets).

In addition, during the Reporting Period, we tactically adjusted the Fund’s exposure to U.S. and international developed equities, often using equity index options as we sought to allow the Fund to participate in a portion of the upside if these markets rallied and to mitigate a portion of the downside if these markets retreated. Near the end of 2015, we reduced the Fund’s U.S. equities exposure based on our belief that the late calendar year rally was over and that there was limited room for further gains. Near the end of January 2016, we increased the Fund’s exposure to the U.S. equity market through a combination of equity index options on the S&P 500® Index. U.S. equities had experienced a large decline early in January 2016, and we believed the losses were driven by market technicals, or supply/demand factors, not fundamentals. Also in January 2016, we increased the Fund’s exposure to global equities broadly, as energy prices stabilized and global monetary policy remained accommodative. Near the end of April 2016, we reduced the Fund’s exposure to global equities because we believed the first quarter 2016 rally had run its course and the market might retrace some of its gains. We increased the Fund’s exposure to global equities in early June 2016 as we believed there was scope for further upside in the near term due to continued accommodative Fed policy, improving economic expectations about China and more positive sentiment among investors. At the end of the Reporting Period, we reduced the Fund’s overall equity exposure in anticipation of potential headwinds from the November 2016 U.S. election and a possible December 2016 Fed interest rate hike.

Within equities, we sought to tactically deploy capital in select countries and sectors to express our macro views. In January 2016, for example, the Fund added exposure to European equities. European equities had sold off significantly since December 2015 on concerns about China’s economic growth and the failure of the ECB to satisfy investor expectations for additional easing. After the ECB reaffirmed its commitment to monetary policy support, we believed European equities would respond positively to expected quantitative easing measures. At the beginning of 2016, we also added a long position in U.S. banks, which had underperformed the broader U.S. equity market as yields fell on decreased expectations of a Fed interest rate hike. In our view, the market had overly punished the banking sector, and we believed loan growth fundamentals remained strong. At the end of April 2016, we initiated a long position in emerging market equities amid signs of improving fundamentals, a

4

PORTFOLIO RESULTS

softer U.S. dollar, firmer commodity prices, and what we considered overly pessimistic market views about emerging markets broadly. We reduced the size of this long position during September 2016 to take profits. That said, we maintained our positive view of emerging market equities and continued to look for opportunities to add to the Fund’s long position during periods of market weakness. Throughout the Reporting Period, we established tactical long, short or relative value positions in specific emerging market countries to express our views on those countries’ business cycles or politics. Some examples include long positions in Indian and Singaporean equities; a short position in Brazilian equities; a relative value position in which the Fund was long Thailand equities and short Malaysian equities; and a relative value position in which the Fund was long Chinese H shares and short Chinese A shares. (Chinese H shares are shares of companies incorporated in mainland China that are listed on the Hong Kong Stock Exchange or other foreign exchange. Chinese A shares are shares of mainland China-based companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.) During July 2016, we adopted a long position in equity index options on the Financial Times Stock Exchange (“FTSE”) 100 Index versus a short position in equity index options on the FTSE 250 Index. We believed the FTSE 250 Index’s U.K.-based small-cap companies that focus mainly on U.K. domestic markets would be hurt more by Brexit than the FTSE 100 Index’s U.K.-based large-cap companies that generally have more exposure to international revenue. In August 2016, we established a long position in real estate investment trusts (“REITs”) and a tactical short position in U.S. utilities stocks based on our belief that the global search for yield had led to the heavy buying of equities with bond-like characteristics. More specifically, we believed that despite the challenging earnings outlook for utilities companies, their stock valuations had become stretched because investors favored them for their yield. At the same time, we believed REITs had attractive fundamentals and fair valuations. Also in September 2016, we added a long position in Spanish equities and a short position in European equites. The Spanish economy expanded at twice the rate of the Eurozone economy during the fourth quarter of 2015 and during the first, second and third quarters of 2016, a trend we expected to continue. We also believed market expectations about increasing tourism and improvement in the banking sector would likely support Spain’s equity market.

We also expressed our macro views during the Reporting Period by tactically managing a basket of currencies. Overall, we used the basket of currencies to express our views on the monetary and inflationary environment across developed and emerging market countries and on slowing economic growth in China and in other emerging market countries. In particular, we concentrated on high carry currency positions within emerging market countries.

In addition to tactical positions expressing our fundamental views, the Fund also invested in systematic trend-following strategies that tactically shifted the Fund’s exposure among equity, fixed income, commodities and currency asset classes. These strategies seek to profit from price trends across and within asset classes as investors react to new information.

Finally, we sought to manage the Fund’s risk exposure and to add a number of diversifying positions with the aim of protecting the Fund in “risk-off” environments. In particular, we used tactical positions in real assets to help diversify the Fund’s sensitivity to global economic growth. To this end, we added a long position in gold during December 2015. The Fund exited the position in March 2016. Throughout the Reporting Period, we took various tactical views on oil — both long and short — as we sought to manage risk and take advantage of market mispricing. During February 2016, we initiated a short position in copper, which was removed in September 2016, as we sought to hedge against the potential of Chinese economic growth disappointments. For the same reason, we established a short position in zinc at the end of June 2016. China consumes approximately half of the world’s zinc and any slowdown in Chinese demand could be damaging for zinc prices. Specifically related to Brexit, we positioned the Fund defensively in advance of the June 2016 referendum, reducing its long exposure to European equities and adding S&P 500® Index and EURO STOXX 50® put options. We also added a short position in Italian government bonds and a long position in German government bonds to mitigate potential Brexit-related volatility, removing both positions in July 2016 after we believed the risk had subsided. Following the Brexit vote, we also sought to take advantage of potential market opportunities, in one case establishing a short position in the British pound. In October 2016, we assumed a short position in WTI crude oil as we believed the rally in oil prices would be capped due to a potentially greater supply of U.S. shale output. Additionally, we did not expect to see an enforceable OPEC production agreement that would have a significant impact on the supply/demand imbalance in the crude oil markets.

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PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain short exposure to U.S. large-cap equities (negative impact on performance); long exposure to U.S. small-cap equities (positive impact); long and short exposure to non-U.S. developed markets equities (positive impact); long exposure to regional equity markets in Europe (negative impact); long exposure to Japanese equities (negative impact); and long exposure to regional equities in Taiwan, China and India (all of which had a positive impact).

Interest rate futures, which were used to manage the Fund’s interest rate exposures and to facilitate the implementation of specific duration and yield curve views, had a neutral to slightly negative impact on performance. The Fund’s use of U.S. Treasury futures, employed as part of its breakeven inflation position during the Reporting Period, added positively to results. The Fund’s use of U.S. Treasury futures and German bund futures to gain access to U.S. and German government bonds had a negative impact on performance. In addition, the Fund used options on Eurodollar futures to take tactical positions on the U.S. interest rate yield curve, which had no impact on performance during the Reporting Period. (Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve.)

In addition, the Fund used listed equity options to gain or reduce exposure to the equity markets of certain countries. Specifically, the Fund benefited from its use of listed equity options to modulate the Fund’s participation in the performance of global large-cap equities. Conversely, the use of options on fixed income assets to obtain exposure to government bonds broadly, high yield corporate bonds and short-term U.S. interest rates detracted from performance.

A specialized index of credit default swaps (“CDX”) was employed during the Reporting Period to modulate the Fund’s exposure to U.S. investment grade credit and high yield credit, which had a positive impact on performance overall.

Options and futures on individual commodities and total return swaps on commodity indices were also used to implement directional views or to implement systematic curve and carry strategies, which overall had a modestly positive impact on performance.

In addition, the Fund used foreign exchange currency forward contracts to take long and short positions in select non-U.S. developed markets and in emerging markets as well as to take advantage of relative-value, momentum-based investment opportunities. These instruments added to the Fund’s performance during the Reporting Period overall. Lastly, the Fund obtained exposure to the underlying asset classes through the use of underlying funds, which may also invest in derivatives to provide exposure to equity, fixed income and commodity asset classes. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 36% of its total net assets in long equity-related investments; approximately 52% of its total net assets in long fixed income-related investments; approximately 15% of its total net assets in long real assets investments; and approximately 15% of its total net assets in long currency-related investments. It had short positions of approximately -22% of its total net assets in equity-related investments; approximately -40% of its total net assets in fixed income-related assets; approximately -7% of its total net assets in real asset investments; and approximately -20% of its total net assets in currency-related investments. These positions were accomplished through the use of equity index futures, equity options, interest rates futures, commodity futures and currency forwards.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A

At the end of the Reporting Period, we expected continued global economic growth, with the world economy likely, in our view, to expand in 2016 at a pace similar to that of 2015. Within the U.S., improving macroeconomic data supported our view of ongoing economic expansion. Given that inflationary pressures were, in our opinion, gradually building and that the labor market appeared to be nearing full employment, we believed at the end of the Reporting Period that the markets were underestimating the pace of potential Fed interest rate hikes. (Full employment means the highest amount of skilled and unskilled labor that can be employed within an economy at any given time.) In line with market expectations, we believed the Fed would raise interest rates

6

PORTFOLIO RESULTS

in December 2016. Outside of the U.S., we remained constructive on the outlook for the Eurozone and thought the effects of the Brexit referendum would be manageable, with economic momentum likely to be more positive than the markets anticipate.

In terms of equities at the end of the Reporting Period, we continued to be pro-risk and pro-growth. However, we expect limited but positive equity returns in the near term. Accordingly, we have reduced equity exposure based on directional views and are focusing on more relative-value investment opportunities. We intend to seek to take advantage of potential market weakness and mispricing in an environment where we expect market returns and volatility may remain largely range bound. Overall, we believe a dynamic approach may be rewarded given the potential for idiosyncratic events as well as sentiment-driven market performance based on rising inflation concerns, potential Fed interest rate hikes, the risk of a China hard landing or recession, and continued oil price uncertainty. Also, at the end of the Reporting Period, we had a broadly positive view of emerging market equities, particularly relative to developed market equities, as better economic data, dovish global central bank policy and a stronger U.S. dollar appear to have helped improve investor sentiment for the asset class. Emerging market equities meaningfully outperformed developed market equities from January through the end of October 2016 as investors’ search for yield intensified. That said, if we see a retreat in the near term, we may become even more constructive on emerging market equities.

In terms of fixed income, we were bearish at the end of the Reporting Period on government bonds in general. In our view, they could sell off rapidly in response to an inflation surprise. Overall, we believed the risk-reward profile of fixed income was less attractive than that of equities, and at the end of the Reporting Period, we generally favored corporate credit over government bonds. We maintained the Fund’s underweight in investment grade fixed income.

Regarding real assets at the end of the Reporting Period, we believed that crude oil prices materially higher than $50 a barrel would incentivize new supply, effectively putting a cap on any rally. In terms of currencies, we anticipated the U.S. dollar would likely strengthen as U.S. interest rates rise. We also believed the ECB is unlikely to weaken the euro much further, as it is seeking to boost economic growth through corporate bond purchases rather than through currency depreciation. Relative to Japan, weak wage growth and low to slowing inflation argue, we think, for additional BoJ easing and a weaker Japanese yen. We also believed the Chinese renminbi may remain under pressure in the near term from continued gradual capital outflows.

(Following the end of the Reporting Period, the U.S. presidential election surprised markets with a Donald Trump win over Hillary Clinton. Immediately afterwards, investors appeared to respond positively, as evidenced by a rally in the equities market, a surge in the U.S. dollar and a sharp rise in interest rates. In our view, these moves were related to both sentiment and market technicals as investors broadly corrected the positioning of their portfolios. That said, the Fund’s positioning did not change significantly, given that we do not expect the nearer-term economic growth outlook to change as a result of the election. However, we are mindful of the potential for an overreaction in the markets and are watching closely for attractive short-term tactical opportunities.

In the coming months, we expect economic uncertainty to dominate the markets since the implications of a Trump victory remain unclear, particularly related to fiscal policy and monetary policy. The new administration may, in our view, be supportive of employment through fiscal stimulus, tax reform and deregulation. We remain cautiously positive that the environment will remain favorable for riskier asset classes as the business cycle approaches the end of the expansion phase. In our opinion, we expect firming economic data to be counterbalanced by rising interest rates and trade protectionism, which could, we believe, dampen the surge in risk appetite seen after the presidential election.)

7

FUND BASICS

Goldman Sachs Absolute Return Multi-Asset Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	BofA ML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]
Class A	-1.36%	0.54%
Class C	-2.01	0.54
Institutional	-0.93	0.54
Class IR	-1.18	0.54
Class R	-1.64	0.54
Class R6	-0.92	0.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Class A	-6.31%	-6.44%	9/2/2015
Class C	-2.59	-2.22	9/2/2015
Institutional	-0.52	-1.13	9/2/2015
Class IR	-0.67	-1.27	9/2/2015
Class R	-1.24	-1.79	9/2/2015
Class R6	-0.41	-1.03	9/2/2015

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	3.88%
Class C	2.23	4.63
Institutional	1.08	3.48
Class IR	1.23	3.63
Class R	1.73	4.13
Class R6	1.06	3.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund	36.8%	Investment Companies
Goldman Sachs Fixed Income Macro Strategies Fund	9.9	Investment Companies
Goldman Sachs Inflation Protected Securities Fund	6.0	Investment Companies
Goldman Sachs Long Short Fund	5.1	Investment Companies
Goldman Sachs High Yield Fund	4.7	Investment Companies
Goldman Sachs Real Estate Securities Fund	4.5	Investment Companies
United States Treasury Bills	4.1	U.S. Treasury Obligations
Goldman Sachs International Real Estate Securities Fund	3.4	Investment Companies
Goldman Sachs Long Short Credit Strategies Fund	2.0	Investment Companies
iShares JPMorgan USD Emerging Markets Bond ETF	1.2	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

SECTOR ALLOCATION[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on September 2, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Absolute Return Multi-Asset Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 2, 2015 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Since Inception
Class A Shares (Commenced September 2, 2015)
Excluding contingent deferred sales charges	-1.36%	-1.76%
Including contingent deferred sales charges	-6.79%	-6.40%

Class C Shares (Commenced September 2, 2015)
Excluding contingent deferred sales charges	-2.01%	-2.49%
Including contingent deferred sales charges	-2.99%	-2.49%

Institutional Shares (Commenced September 2, 2015)	-0.93%	-1.39%

Class IR Shares (Commenced September 2, 2015)	-1.18%	-1.61%

Class R Shares (Commenced September 2, 2015)	-1.64%	-2.09%

Class R6 Shares (Commenced September 2, 2015)	-0.92%	-1.38%

11

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

What Differentiates Goldman Sachs Multi-Asset Real Return Fund’s Investment Process?

The Goldman Sachs Multi-Asset Real Return Fund (the “Fund”) seeks to achieve long-term real return. The Fund invests primarily in a portfolio of equity, fixed income and commodity securities in an attempt to perform favorably in rising or high inflationary environments. The Fund seeks to provide exposure beyond traditional asset classes to protect against a broader set of inflation catalysts in various market environments.

■	Inflation-sensitive assets tend to move in the same direction as inflation which may preserve real portfolio returns.

■	We seek to provide access to investments that have historically provided the necessary growth to protect purchasing power in periods of high or rising inflation.

■	Traditional stocks and bonds may not be able to provide the necessary diversification to improve portfolio returns across changing market environments.

■	The Fund invests in a diversified portfolio in an attempt to provide investors with lower volatility over the long-term.

■	We utilize a comprehensive investment process that opportunistically shifts portfolio assets through long-term strategic allocation, tactical adjustments, underlying security selection and active risk management.

■	The flexibility in our investment process helps us to respond to ever-changing markets and to balance the portfolio’s risk and potential return.

■	We have a robust risk management framework, with multiple layers of oversight at the strategic allocation, security selection and firm levels.

12

PORTFOLIO RESULTS

Goldman Sachs Multi-Asset Real Return Fund

Investment Objective

The Fund seeks to achieve long-term real return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Multi-Asset Real Return Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 0.46%, -0.23%, 0.80%, 0.78% and 0.23%, respectively. These returns compare to the 4.66% average annual total return of the Fund’s benchmark, the Bloomberg Barclays 1-10 Year U.S. TIPS Index (the “Index”), during the same time period.

During the period from their inception on February 26, 2016 through October 31, 2016, the Fund’s Class R6 Shares generated a cumulative total return of 8.32% compared to the 3.48% cumulative total return of the Index.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Global equities, as represented by the MSCI World Index, posted positive returns during the Reporting Period, rebounding from sharp losses suffered at the beginning of 2016. Emerging market stocks were among the best performing asset classes during the Reporting Period overall, with the MSCI Emerging Markets Index recording a gain of more than 9%. Meanwhile, bond prices increased in many developed economies as yields, including those on 10-year U.S. and Eurozone government bonds fell. The U.S. dollar strengthened against most developed markets currencies, including the Japanese yen, the euro and the British pound. The British pound fell to a 30-year low versus the U.S. dollar after the U.K.’s surprise “leave” vote in its referendum about membership in the European Union, popularly known as Brexit. Commodities generated negative returns, primarily due to a sell-off in crude oil prices amid oversupply that occurred early in the Reporting Period. The price of West Texas Intermediate (“WTI”) crude oil, for example, declined at the beginning of the Reporting Period and fell to a 12-year low in mid-January 2016 before increasing through the end of the Reporting Period. Still, WTI crude oil prices remained well below their historic average when the Reporting Period came to a close, despite the announcement in September 2016 that members of the Organization of Petroleum Exporting Countries (“OPEC”) had agreed to limit output for the first time in eight years.

A relatively low inflationary environment persisted through the Reporting Period as many global central banks maintained generally accommodative monetary policies, energy prices remained low by historical standards and global economic growth was muted. In the U.S., the Federal Reserve (“Fed”) hiked interest rates in December 2015 for the first time since 2006. Market expectations for further interest rate hikes remained low through much of the rest of the Reporting Period due to global economic growth concerns and mixed macro data. That said, inflation indicators picked up toward the end of the Reporting Period, prompting somewhat higher inflation expectations by investors, particularly in the U.S. In October 2016, the U.S. Bureau of Labor Statistics announced that the Consumer Price Index (“CPI”) rose 1.5% during the 12 months through September 2016, while core inflation (which excludes food and energy prices) remained at a more stable 2.2%, with price increases mainly in housing and medical care. These readings, along with a recovery in energy prices and coupled with positive U.S. macroeconomic data later in the Reporting Period, were supportive for inflation-sensitive asset classes, particularly Treasury inflation protected securities (“TIPS”), which (as represented by the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index) were up 5.6% during the Reporting Period.

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PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	In seeking its objective to achieve long-term real return, the Fund invests in a diversified portfolio of inflation-sensitive equity, fixed income and commodity securities and exposures. (Real return is the return on an investment in excess of inflation.) The Fund’s portfolio managers seek to address the multiple potential drivers of inflation by allocating across these diversified exposures in what we determine to be a balanced way. This sets the Fund’s strategic asset allocation, which was the primary source of the Fund’s underperformance relative to the Index during the Reporting Period.

The underperformance of the Fund’s strategic asset allocation was due mainly to its exposure to commodities, which was hurt by oil price volatility as well as by prices that were below their longer-term levels. In addition, the Fund was hampered by its underweight in TIPS relative to the Index. TIPS performed well during the Reporting Period, outpacing conventional U.S. Treasury securities, as breakeven inflation levels were positively impacted by a rally in energy prices and positive economic indicators. (The breakeven inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the breakeven, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the breakeven, the fixed-rate will outperform the inflation-linked.) On the positive side, a strategic allocation to U.S. equities, which benefited from improving economic data, added to performance. The Fund was also helped by its strategic allocation to real assets, including U.S. real estate securities and global infrastructure securities, as interest rates remained low and global central bank monetary policy stayed accommodative.

Tactical asset allocation overall also modestly detracted from the Fund’s results during the Reporting Period. As mentioned earlier, in seeking its objective to achieve long-term real return, the Fund will allocate to a set of asset classes that we believe are sensitive to different sources of inflation. We adjust the relative sizing of these exposures based on a shorter investment horizon that reflects tactical market views. Relative to the Fund’s strategic asset allocation, the Fund was tactically overweight equities and riskier asset classes in general. It was tactically underweight fixed income, commodities and infrastructure securities. During the Reporting Period, the Fund was hurt by its overweight position in European equities and its underweights in unconstrained fixed income and infrastructure securities. Conversely, the Fund’s underweight in commodities and its overweight in master limited partnerships (“MLPs”) added to performance.

Underlying fund implementation and security selection detracted from the Fund’s returns. However, the Fund’s unconstrained fixed income strategy contributed positively, led by strong country selection and exposure to structured credit.

Q	How was the Fund positioned during the Reporting Period?

A	At the start of the Reporting Period, the Fund had approximately 8.0% of its total net assets invested in commodity-related investments; approximately 47.9% of its total net assets invested in equity-related investments; approximately 31.5% of its total net assets invested in fixed income-related investments; and approximately 12.6% of its total net assets invested in cash and cash equivalents. The strategic asset allocation of the Fund reflects a risk-based allocation approach to increase diversification across the portfolio.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A

During the Reporting Period, positioning within the Fund was adjusted to reflect our expectations that moderately positive global economic growth would continue, led by the U.S. and, to a lesser extent, other developed markets. Strategically, this positioning translated into a positive view on riskier asset classes based on our belief that the U.S. economy was helping to sustain overall levels of global economic growth. This was expressed through the Fund’s broad tilt toward U.S. and other developed market equities, which was modulated based on regional and sector exposure views. In early 2016, we decided to reduce the Fund’s exposure to commodities due to continued weakness in the energy sector and, importantly, a high level of market uncertainty about the prospect of and timing for firming in oil prices. As inventory levels remained elevated and production had not significantly decelerated, we did not expect commodities to be a meaningful driver of rising inflation expectations, and we believed global equity returns would be more sensitive to improving economic growth. Additionally, during the Reporting Period overall, we expressed our view that U.S. interest rates would increase by positioning the Fund in the front, or short-term, end of the yield curve, which is more sensitive than the longer-term end

14

PORTFOLIO RESULTS

to changes in interest rates. (Yield curve is a spectrum of maturities.)

In terms of our tactical positioning, and given our view on building inflationary pressures in the U.S., we increased the size of the existing Fund’s breakeven inflation position, wherein the Fund was long TIPS and short U.S. Treasury futures, as we sought to take advantage of any increase in the market’s inflation expectations. In our opinion, base effects might lift U.S. inflation meaningfully in the near term, which — combined with a tighter U.S. labor market and continued accommodative monetary policy from the Fed — could lead to an inflation scare. (Base effects are the consequence of abnormally high or low levels of inflation in a previous month that distort headline inflation numbers for the most recent month. A base effect can make it difficult to accurately assess inflation levels over time.)

We continued to tactically manage a basket of currencies to express our views on the monetary and inflationary environment across developed and emerging market countries. During the Reporting Period, we used this basket of currencies to express our views on slowing economic growth in China and other select emerging market countries. We also used it to express our view that lower commodity prices should have a positive impact on the currencies of commodity importers and a negative impact on the currencies of commodity exporters.

Additionally, during the Reporting Period, we took advantage of opportunities to assume tactical long or short positions in oil-linked asset classes. For example, the Fund held a short position in commodities and energy-related equities relative to a long position in MLPs, which we modulated throughout the Reporting Period. Also within the Fund’s commodities allocation, we implemented a long position in gold during December 2015 to diversify the Fund’s sensitivity to global economic growth. The Fund exited the position in gold in March 2016.

Within the Fund’s allocation to equities, we modulated developed market exposure during the Reporting Period. We adopted a long position in Japanese stocks during February 2016 on the belief they would perform well in the near to medium term because of the Bank of Japan’s (“BoJ”) monetary policy support and Japan’s improving corporate fundamentals. Also in February 2016, we implemented a long position in U.S. bank stocks as the sector had underperformed the broad global stock market on concerns about European banks. We thought the selloff had been excessive and that fundamentals, such as loan growth, a focus on expense controls and adequate capital support, buttressed the sector. As we believed a more dynamic approach might be helpful in an uncertain market environment, we selectively took long positions in Spanish equities versus broader European equities in September 2016.

Within fixed income, we established a short position in 30-year U.S. Treasuries during April 2016 because, in our view, the market was underpricing the possibility of future interest rate hikes given the slow pace of Fed action during the Reporting Period. Should expectations around interest rates and inflation normalize, we believe the Fund could benefit from a shift up at the back end, or longer-term segment, of the yield curve. In July 2016, we chose to take long positions in emerging market debt; we then halved the position later in the Reporting Period. This was predicated on our positive long-term growth outlook for emerging market debt and balanced by our belief that the asset class had become more crowded since we had initiated the Fund’s position.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used options on Eurodollar futures to take tactical positions on the U.S. interest rate yield curve, which detracted from performance. (Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve.) The Fund employed equity index futures during the Reporting Period to tactically adjust the amount of risk incurred from exposure to equities in Europe (negative impact on Fund performance), Japan (negative impact), U.S. (neutral impact), India (positive impact) and Spain (positive impact). The Fund also sold U.S. Treasury futures to hedge duration as part of a breakeven inflation position, as we sought to take advantage of an increase in U.S. inflation expectations. These instruments had a negative impact on performance during the Reporting Period. Furthermore, the Fund employed forward foreign currency contracts to take long and short positions in developed and emerging markets currencies. The use of forward foreign currency contracts had a modestly positive impact on the Fund’s performance during the Reporting Period. In addition, some of the Fund’s underlying fund investments used derivatives during the Reporting Period to manage duration along the yield curve, to apply their active investment views with greater versatility, to seek greater risk management precision and to gain exposure to equity, fixed income and commodity asset classes.

15

PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 1.1% of its total net assets invested in commodity-related investments; approximately 43.5% of its total net assets invested in equity-related investments; approximately 27.0% of its total net assets invested in fixed income-related investments; and approximately 28.4% of its total net assets invested in cash and cash equivalents.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected continued global economic growth, with the world economy likely, in our view, to expand in 2016 at a pace similar to that of 2015. Within the U.S., improving macroeconomic data supported our view of ongoing economic expansion. Given that inflationary pressures were, in our opinion, gradually building and that the labor market appeared to be nearing full employment, we believed at the end of the Reporting Period that the markets were underestimating the pace of potential Fed interest rate hikes. (Full employment means the highest amount of skilled and unskilled labor that can be employed within an economy at any given time.) In line with market expectations, we believed the Fed would raise interest rates in December 2016.

In general, we remained bearish on government bonds at the end of the Reporting Period. In our view, they could sell off rapidly in response to an inflation scare, which could also lead to a temporary retreat for riskier asset classes generally. Given our views, we believed the Fund was well positioned at the end of the Reporting Period to perform well in a variety of inflationary environments, and we planned to continue seeking opportunities to incorporate our tactical market views on a shorter-term basis.

(Following the end of the Reporting Period, the U.S. presidential election surprised markets with a Donald Trump win over Hillary Clinton. Immediately afterwards, investors appeared to respond positively, as evidenced by a rally in the equities market, a surge in the U.S. dollar and a sharp rise in interest rates. In our view, these moves were related to both sentiment and market technicals as investors broadly corrected the positioning of their portfolios. That said, the Fund’s positioning did not change significantly, given that we do not expect the nearer-term economic growth outlook to change as a result of the election. However, we are mindful of the potential for an overreaction in the markets and are watching closely for attractive short-term tactical opportunities.

In the coming months, we expect economic uncertainty to dominate the markets since the implications of a Trump victory remain unclear, particularly related to fiscal policy and monetary policy. The new administration may, in our view, be supportive of employment through fiscal stimulus, tax reform and deregulation. We remain cautiously positive that the environment will remain favorable for riskier asset classes as the business cycle approaches the end of the expansion phase. In our opinion, we expect firming economic data to be counterbalanced by rising interest rates and trade protectionism, which could, we believe, dampen the surge in risk appetite seen after the presidential election.)

On October 19, 2016, the Board of Trustees of the Goldman Sachs Trust approved a proposal to liquidate the Goldman Sachs Multi-Asset Real Return Fund. The liquidation is expected to occur during December 2016.

16

FUND BASICS

Goldman Sachs Multi-Asset Real Return Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays 1-10 Year U.S. TIPS Index[2]
Class A	0.46%	4.66%
Class C	-0.23	4.66
Institutional	0.80	4.66
Class IR	0.78	4.66
Class R	0.23	4.66

February 26, 2016–October 31, 2016
Class R6	8.32%	3.48%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays 1-10 Year U.S. TIPS Index is an unmanaged index comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Class A	0.57%	-1.40%	8/30/2013
Class C	4.48	-0.37	8/30/2013
Institutional	6.79	0.79	8/30/2013
Class IR	6.77	0.68	8/30/2013
Class R	6.07	0.14	8/30/2013
Class R6	N/A	10.05	2/26/2016

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.12%	4.16%
Class C	1.87	4.90
Institutional	0.72	3.77
Class IR	0.87	3.91
Class R	1.37	4.41
Class R6	0.70	3.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business
Goldman Sachs Inflation Protected Securities Fund	35.6%	Investment Company
Goldman Sachs Financial Square Government Fund	11.7	Investment Company
Goldman Sachs Strategic Income Fund	9.1	Investment Company
Goldman Sachs Local Emerging Markets Debt Fund	2.5	Investment Company
iShares Global Infrastructure ETF	2.2	Exchange Traded Funds
Enterprise Products Partners LP	1.2	Oil, Gas & Consumable Fuels
Goldman Sachs Commodity Strategy Fund	1.1	Investment Company
Plains All American Pipeline LP	1.0	Oil, Gas & Consumable Fuels
Magellan Midstream Partners LP	1.0	Oil, Gas & Consumable Fuels
Energy Transfer Partners LP	0.9	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

SECTOR ALLOCATION (%)[6]
As of October 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on August 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays 1-10 Year U.S. TIPS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Asset Real Return Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from August 30, 2013 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Since Inception
Class A Shares (Commenced August 30, 2013)
Excluding contingent deferred sales charges	0.46%	-0.09%
Including contingent deferred sales charges	-5.04%	-1.85%

Class C Shares (Commenced August 30, 2013)
Excluding contingent deferred sales charges	-0.23%	-0.85%
Including contingent deferred sales charges	-1.22%	-0.85%

Institutional Shares (Commenced August 30, 2013)	0.80%	0.27%

Class IR Shares (Commenced August 30, 2013)	0.78%	0.16%

Class R Shares (Commenced August 30, 2013)	0.23%	-0.36%

Class R6 Shares (Commenced February 26, 2016)	N/A	8.32%*

*	Total return for periods of less than one year represents cumulative total return.

20

FUND BASICS

Index Definitions

Absolute Return Multi-Asset

The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for Three-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing Three-Month LIBOR rate) and is rolled into a new Three-Month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI World Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index offers a broad global equity benchmark, without emerging markets exposure.

The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 23 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Index rated BB1 through B3 (based on an average of Moody’s Investors Service, S&P Ratings and Fitch Ratings) but caps issuer exposure at 2%. The Index is rebalanced on the last calendar day of the month.

The FTSE (Financial Times Stock Exchange) 100 Index covers 100 of the largest companies traded on the London Stock Exchange.

The FTSE 250 Index is a capitalization-weighted index consisting of the 101st to the 350th largest companies listed on the London Stock Exchange.

The EURO STOXX 50® Index, Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of super-sector leaders in the Eurozone.

21

FUND BASICS

Index Definitions (continued)

Multi-Asset Real Return

The Bloomberg Barclays 1-10 Year U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have between one and 10 years to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. Individuals cannot invest directly in an index.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI World Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index offers a broad global equity benchmark, without emerging markets exposure.

The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 23 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index measures the performance of the U.S. Treasury inflation protected securities (TIPS) market.

22

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 12.4%
Denmark – 0.2%
1,174	Novo Nordisk A/S Class B (Pharmaceuticals)	$41,824

France – 0.4%
1,270	Safran SA (Aerospace & Defense)	87,391

Germany – 1.0%
1,112	Bayer AG (Pharmaceuticals)	110,410
1,290	Beiersdorf AG (Personal Products)	113,726
659	GEA Group AG (Machinery)	25,524

		249,660

Japan – 1.7%
1,900	Hoya Corp. (Health Care Equipment & Supplies)	79,276
1,800	Japan Tobacco, Inc. (Tobacco)	68,436
8,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	158,999
1,100	Nidec Corp. (Electrical Equipment)	106,436

		413,147

Sweden – 0.4%
3,138	Svenska Cellulosa AB SCA Class B (Household Products)	88,877

Switzerland – 0.8%
821	Novartis AG (Pharmaceuticals)	58,265
201	Syngenta AG (Chemicals)	80,433
4,584	UBS Group AG (Capital Markets)	64,807

		203,505

United Kingdom – 0.9%
4,978	Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	123,987
2,152	Wolseley PLC (Trading Companies & Distributors)	111,623

		235,610

United States – 7.0%
2,956	Abbott Laboratories (Health Care Equipment & Supplies)	115,993
645	Affiliated Managers Group, Inc.* (Capital Markets)	85,566
177	Alphabet, Inc. Class A* (Internet Software & Services)	143,352
1,356	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	158,910
110	Biogen, Inc.* (Biotechnology)	30,820
764	Celgene Corp.* (Biotechnology)	78,066
128	Dell Technologies, Inc. – VMware, Inc. Class V* (Software)	6,284
986	Electronic Arts, Inc.* (Software)	77,421
693	Facebook, Inc. Class A* (Internet Software & Services)	90,776
529	FedEx Corp. (Air Freight & Logistics)	92,215
976	Honeywell International, Inc. (Industrial Conglomerates)	107,048

Common Stocks – (continued)
United States – (continued)
527	Intercontinental Exchange, Inc. (Capital Markets)	$142,496
806	Intuit, Inc. (Software)	87,644
1,859	Newell Brands, Inc. (Household Durables)	89,269
735	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	36,882
1,760	Northern Trust Corp. (Capital Markets)	127,459
736	PVH Corp. (Textiles, Apparel & Luxury Goods)	78,737
882	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	60,611
1,505	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	129,851

		1,739,400

TOTAL COMMON STOCKS
(Cost $3,052,316)		$3,059,414

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations(a)(b) – 5.0%
United States Treasury Bills
$1,025,000	0.000%	02/23/17	$1,023,936
200,000	0.000	02/23/17	199,792

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,223,228)			$1,223,728

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 1.4%
Options on Equities – 0.1%
UBS AG (London) Put – S&P 500 Index
6	$2,096.50	12/15/16	$21,799

Options on Futures – 1.3%
Barclays Bank PLC Call – Eurodollar Futures
10	99.000	12/19/16	1,875
Credit Suisse International (London) Call – Eurodollar Futures
80	99.375	12/19/16	500
Credit Suisse International (London) Call – Eurodollar Futures
32	98.875	12/19/16	14,600
Credit Suisse International (London) Call – Eurodollar Futures
4	98.750	12/19/16	3,050
Credit Suisse International (London) Call – Eurodollar Futures
27	98.500	12/19/16	37,462
Credit Suisse International (London) Call – Eurodollar Futures
412	99.375	03/13/17	5,150
Credit Suisse International (London) Call – Eurodollar Futures
6	98.750	03/13/17	4,163
Credit Suisse International (London) Call – Eurodollar Futures
3	98.625	03/13/17	2,981
Credit Suisse International (London) Call – Eurodollar Futures
23	98.375	03/13/17	37,088

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – (continued)
Options on Futures – (continued)
Credit Suisse International (London) Call – Eurodollar Futures
10	$98.500	06/19/17	$11,625
Credit Suisse International (London) Call – Eurodollar Futures
14	98.375	03/19/18	17,938
Credit Suisse International (London) Call – Eurodollar Futures
19	98.375	06/18/18	24,344
Credit Suisse International (London) Call – Eurodollar Futures
21	98.250	09/17/18	31,500
Credit Suisse International (London) Call – Eurodollar Futures
23	98.125	12/17/18	39,387
Credit Suisse International (London) Call – Eurodollar Futures
27	98.000	03/18/19	52,481
Credit Suisse International (London) Call – Eurodollar Futures
15	97.750	06/17/19	36,000

			320,144

TOTAL OPTION CONTRACTS PURCHASED
(Cost $432,690)			$341,943

Shares	Distribution Rate	Value
Investment Companies(c) – 72.3%
United States – 72.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares(d)
9,105,585	0.300%	$9,105,585
Goldman Sachs Fixed Income Macro Strategies Fund – Institutional Shares
275,425	N/A	2,437,511
Goldman Sachs High Yield Fund – Institutional Shares(d)
178,509	4.880	1,153,166
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares(d)
137,992	0.550	1,475,133
Goldman Sachs International Real Estate Securities Fund – Institutional Shares(d)
142,034	2.440	840,840
Goldman Sachs Long Short Credit Strategies Fund – Institutional Shares(d)
51,062	3.490	491,222
Goldman Sachs Long Short Fund – Institutional Shares
145,106	N/A	1,252,270
Goldman Sachs Real Estate Securities Fund – Institutional Shares(d)
56,119	2.440	1,122,376

TOTAL INVESTMENT COMPANIES
(Cost $18,063,259)		$17,878,103

Shares	Description	Value

Exchange Traded Fund – 1.2%
United States – 1.2%
2,666	iShares JPMorgan USD Emerging Markets Bond ETF	$305,763
	(Cost $309,680)

TOTAL INVESTMENTS – 92.3%
(Cost $23,081,173)		$22,808,951

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.7%		1,913,556

NET ASSETS – 100.0%		$24,722,507

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	All or a portion of the security is segregated as collateral against open forward foreign currency exchange contracts.
(c)	Represents affiliated funds.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
PLC	—Public Limited Company

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	BRL	1,400,000	USD	429,026	$438,173	11/03/16	$9,147
	IDR	7,470,000,000	USD	564,022	568,748	12/21/16	4,726
	INR	25,000,000	USD	370,222	372,090	12/21/16	1,868
	MYR	780,000	USD	185,207	185,480	12/21/16	273
	NZD	250,000	USD	176,997	178,427	12/21/16	1,430
	RUB	16,000,000	USD	243,254	248,778	12/21/16	5,524
	USD	440,543	BRL	1,380,000	431,913	11/03/16	8,629
	USD	190,105	CAD	250,000	186,463	12/21/16	3,643
	USD	248,755	CHF	240,000	243,282	12/21/16	5,473
	USD	246,255	CNY	1,660,000	243,820	12/21/16	2,436
	USD	440,651	GBP	330,000	404,439	12/21/16	36,213
	USD	248,061	HUF	68,000,000	241,963	12/21/16	6,099
	USD	187,378	JPY	19,000,000	181,579	12/21/16	5,799
	USD	192,053	KRW	210,000,000	183,504	12/21/16	8,549
	USD	191,380	MYR	780,000	185,480	12/21/16	5,901
	USD	185,374	NZD	250,000	178,427	12/21/16	6,947
	USD	184,799	PLN	720,000	183,339	12/21/16	1,460
	USD	246,556	RUB	15,750,000	244,891	12/21/16	1,666
	USD	251,629	TWD	7,800,000	247,267	12/21/16	4,363
UBS AG (London)	AUD	50,000	USD	37,991	38,011	11/23/16	21
	CHF	10,000	USD	10,110	10,117	11/23/16	8
	CLP	65,990,000	USD	98,719	100,831	11/25/16	2,112
	CZK	200,000	USD	8,106	8,130	11/23/16	24
	IDR	4,406,450,000	USD	336,014	336,907	11/25/16	893
	INR	27,720,000	USD	412,653	414,119	11/25/16	1,466
	MYR	30,000	USD	7,138	7,140	11/25/16	2
	NOK	70,000	USD	8,470	8,472	11/23/16	3
	NZD	30,000	USD	21,401	21,432	11/23/16	31
	SGD	10,000	USD	7,175	7,189	11/23/16	14
	USD	15,684	BRL	50,000	15,542	11/25/16	142
	USD	224,806	CAD	300,000	223,697	11/23/16	1,109
	USD	47,184	CNY	320,000	47,141	11/25/16	44
	USD	136,022	JPY	14,090,000	134,466	11/25/16	1,556
	USD	114,139	KRW	129,870,000	113,500	11/25/16	638
	USD	124,230	MYR	520,000	123,758	11/25/16	471
	USD	181,296	PHP	8,770,000	180,695	11/25/16	601
	USD	23,142	RUB	1,470,000	23,039	11/25/16	103
	USD	305,167	SEK	2,720,000	301,455	11/23/16	3,712
	USD	7,197	SGD	10,000	7,189	11/23/16	8
	ZAR	4,760,000	USD	336,835	351,412	11/23/16	14,578
TOTAL							$147,682

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	BRL	1,380,000	USD	436,681	$428,042	12/02/16	$(8,639)
	CHF	240,000	USD	244,113	243,282	12/21/16	(831)
	GBP	330,000	USD	429,553	404,439	12/21/16	(25,114)
	NOK	1,500,000	USD	185,078	181,566	12/21/16	(3,512)
	PLN	720,000	USD	186,823	183,339	12/21/16	(3,484)
	SEK	1,650,000	USD	195,920	183,171	12/21/16	(12,749)
	USD	6,250	BRL	20,000	6,260	11/03/16	(10)
	USD	248,148	CLP	165,000,000	251,669	12/21/16	(3,521)
	USD	197,498	IDR	2,610,000,000	198,719	12/21/16	(1,222)
	USD	7,410	INR	500,000	7,442	12/21/16	(31)
	USD	3,824	RUB	250,000	3,887	12/21/16	(63)
UBS AG (London)	AUD	10,000	USD	7,625	7,602	11/23/16	(22)
	BRL	1,500,000	USD	470,407	466,266	11/25/16	(4,141)
	CLP	19,590,000	USD	30,012	29,933	11/25/16	(79)
	MXN	3,190,000	USD	170,547	168,313	11/23/16	(2,234)
	USD	43,010	SGD	60,000	43,134	11/23/16	(125)
	PHP	550,000	USD	11,340	11,332	11/25/16	(8)
	RUB	29,900,000	USD	474,911	468,619	11/25/16	(6,292)
	SEK	110,000	USD	12,197	12,191	11/23/16	(6)
	TRY	890,000	USD	286,777	286,231	11/23/16	(547)
	USD	7,600	AUD	10,000	7,602	11/23/16	(2)
	USD	462,947	CHF	460,000	465,395	11/23/16	(2,448)
	USD	20,597	CNY	140,000	20,624	11/25/16	(27)
	USD	290,971	CZK	7,220,000	293,509	11/23/16	(2,538)
	USD	402,861	EUR	370,000	406,543	11/23/16	(3,680)
	USD	219,404	GBP	180,000	220,418	11/23/16	(1,013)
	USD	140,164	HUF	39,760,000	141,371	11/23/16	(1,208)
	USD	11,326	IDR	148,430,000	11,349	11/25/16	(22)
	USD	217,775	ILS	840,000	219,074	11/23/16	(1,300)
	USD	20,311	INR	1,360,000	20,318	11/25/16	(6)
	USD	6,769	JPY	710,000	6,776	11/25/16	(7)
	USD	9,950	KRW	11,420,000	9,981	11/25/16	(30)
	USD	14,521	NOK	120,000	14,524	11/23/16	(3)
	USD	7,119	NZD	10,000	7,144	11/23/16	(25)
	USD	112,985	PLN	450,000	114,634	11/23/16	(1,650)
	USD	257,995	SGD	360,000	258,806	11/23/16	(811)
	USD	19,261	TRY	60,000	19,296	11/23/16	(36)
	USD	90,640	TWD	2,880,000	91,278	11/25/16	(639)
	USD	11,060	ZAR	150,000	11,074	11/23/16	(14)
TOTAL							$(88,089)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
10 Year U.S. Treasury Notes	7	December 2016	$907,375	$(669)
10 Year U.S. Treasury Notes	(8)	December 2016	(1,037,000)	13,044
2 Year German Euro-Schatz	1	December 2016	122,926	(7)
2 Year U.S. Treasury Notes	14	December 2016	3,053,969	1,042
20 Year U.S. Treasury Bonds	(3)	December 2016	(488,156)	1,869
3 Month Euroswiss	(1)	March 2017	(254,585)	176
3 Month Euroswiss	(1)	September 2017	(254,585)	(1)
5 Year German Euro-Bobl	2	December 2016	287,852	12
5 Year U.S. Treasury Notes	(10)	December 2016	(1,207,969)	188
Australia 10 Year Treasury Bond	1	September 2017	757,469	46
Brent Crude	(1)	November 2016	(48,610)	3,918
CAC40 Index	1	November 2016	49,470	(507)
Canada 10 Year Government Bonds	1	December 2016	107,821	162
Cattle Feeder	(2)	January 2017	(116,000)	2,544
Cocoa	(2)	December 2016	(54,700)	2,634
Coffee	1	December 2016	61,556	2,360
Copper	(2)	December 2016	(110,250)	(4,043)
Corn	(6)	December 2016	(106,425)	(8,506)
Cotton No.2	3	December 2016	103,290	(3,379)
Crude Oil	(1)	November 2016	(46,860)	3,517
E-mini S&P 500 Futures	(1)	June 2017	(254,585)	(1)
Euro Buxl 30 Year Bonds	(5)	December 2016	(987,317)	49,392
Euro Stoxx 50 Index	2	December 2016	67,029	238
Euro Stoxx 50 Index	(9)	December 2016	(301,629)	(5,942)
Eurodollars	28	December 2016	6,933,850	(18,727)
Eurodollars	(3)	March 2017	(742,650)	(157)
Eurodollars	(2)	June 2017	(494,800)	(117)
Eurodollars	(1)	September 2017	(247,288)	(65)
Eurodollars	(28)	March 2018	(6,917,750)	21,473
Eurodollars	1	June 2018	246,950	(40)
Eurodollars	1	September 2018	246,838	(115)
Eurodollars	1	December 2018	246,700	35
FTSE 100 Index	7	December 2016	593,677	19,664
FTSE 250 Index	(12)	December 2016	(513,170)	8,744
FTSE China A50 Index	(30)	November 2016	(296,100)	4,110
FTSE KLCI Index	(24)	November 2016	(477,569)	552
Gasoline RBOB	1	November 2016	59,619	(2,153)
Gold 100 Oz	1	December 2016	127,310	(7,363)
H-Shares Index	6	November 2016	370,380	(9,144)
Hard Red Winter Wheat	(10)	December 2016	(207,375)	4,618
IBEX 35 Index	4	November 2016	400,762	21,072
iShares MSCI Taiwan ETF	11	November 2016	384,560	(1,880)
Kospi 200 Index	1	December 2016	112,082	(2,138)
Lead	5	November 2016	256,875	15,825
Lead	(5)	November 2016	(256,875)	1,033
Lead	4	December 2016	205,900	(1,554)
Lean Hogs	(5)	December 2016	(95,900)	(1,325)
Live Cattle	(3)	December 2016	(123,990)	(3,042)
Low Sulphur Gas Oil	1	December 2016	44,125	(2,102)
Mini MSCI Emerging Market	(14)	December 2016	(1,165,990)	34,902
MSCI Singapore Index	19	November 2016	420,902	(6,587)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
NASDAQ 100 E-Mini Index	1	December 2016	$95,935	$661
Natural Gas	(3)	November 2016	(90,780)	4,162
Nickel	3	November 2016	187,884	3,875
Nickel	(3)	November 2016	(187,884)	(5,077)
Nickel	3	December 2016	188,199	4,145
Nickel	(2)	December 2016	(125,466)	(1,799)
OMXS 30 Index	2	November 2016	31,991	(364)
Primary Aluminum	4	November 2016	173,400	7,386
Primary Aluminum	(4)	November 2016	(173,400)	(16,255)
Primary Aluminum	2	December 2016	86,675	2,610
Primary Aluminum	(1)	December 2016	(43,338)	(1,652)
Russell 2000 Mini Index	2	December 2016	237,860	(12,424)
S&P 500 E-Mini Index	3	December 2016	318,015	(3,760)
S&P 500 E-Mini Index	(20)	December 2016	(2,120,100)	33,984
S&P Toronto Stock Exchange 60 Index	1	December 2016	129,203	102
SAFEX FTSE/JSE Top 40 Index	(1)	December 2016	(32,848)	718
SGX Nifty 50 Index	27	November 2016	464,616	(8,213)
Silver	1	December 2016	88,980	(9,003)
Soybean	2	January 2017	101,175	881
Sugar No. 11	9	February 2017	217,426	(7,240)
TFEX SET50 Index	2	December 2016	10,688	(123)
Wheat	(10)	December 2016	(208,125)	(843)
Zinc	6	November 2016	367,950	21,536
Zinc	(6)	November 2016	(367,950)	(20,825)
Zinc	5	December 2016	307,250	17,268
Zinc	(2)	December 2016	(122,900)	(8,126)
TOTAL				$135,230

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at October 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
iTraxx Europe Series 26	4,360	(1.000)%	12/20/21	0.730%	$(75,708)	$4,740
CDX North American Investment Grade Index 27	910	(1.000)	12/20/21	0.786	(8,525)	(2,037)
Protection Sold:
iTraxx Europe Series 26	250	1.000	12/20/21	0.730	4,025	37
iTraxx Europe Series 26	1,750	5.000	12/20/21	3.295	159,923	(74)
CDX North American Investment Grade Index 27	300	1.000	12/20/21	0.786	3,830	(356)
CDX North America High Yield Index 27	950	5.000	12/20/21	4.217	36,608	1,188
TOTAL					$120,153	$3,498

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(a)	Notional Amount (000s)	Termination Date	Unrealized Gain (Loss)*
Morgan Stanley & Co. International PLC	S&P GSCI Silver Official Close Index	$160	11/30/16	$9,604
	S&P GSCI Gold Official Close Index	210	11/30/16	(6,904)
	S&P GSCI Zinc Official Close Index	258	11/30/16	—
	Bloomberg WTI Crude Oil Index	160	11/30/16	9,154
TOTAL				$11,854

(a)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended October 31, 2016 the Fund had following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Bank of America Securities LLC	Put - S&P 500 Index	14	11/30/16	$2,070.87	$(29,400)
	Call - S&P 500 Index	14	11/30/16	2,161.87	(20,468)
UBS AG (London)	Put - S&P 500 Index	6	03/15/17	1,954.86	(22,279)
TOTAL (Premium Received $79,868)		34			$(72,147)

OPTIONS ON EQUITIES CONTRACTS — During the fiscal year ended October 31, 2016, the Fund had the following written equity options activities:

	Contracts	Premiums Received
Contracts Outstanding October 31, 2015	148	$70,913
Contracts Written	92,252	591,338
Contracts Bought to Close	(16,090)	(83,796)
Contracts Expired	(76,276)	(498,587)
Contracts Outstanding October 31, 2016	34	$79,868

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments

October 31, 2016

Shares	Description	Value
Common Stocks – 36.9%
Beverages – 0.9%
44	Brown-Forman Corp. Class B	$2,031
39	Constellation Brands, Inc. Class A	6,518
44	Dr. Pepper Snapple Group, Inc.	3,863
40	Molson Coors Brewing Co. Class B	4,152
34	Monster Beverage Corp.*	4,908
342	PepsiCo., Inc.	36,662
3	The Boston Beer Co., Inc. Class A*	466
938	The Coca-Cola Co.	39,771

		98,371

Biotechnology – 0.8%
46	Alexion Pharmaceuticals, Inc.*	6,003
144	Amgen, Inc.	20,327
41	Biogen, Inc.*	11,487
148	Celgene Corp.*	15,123
256	Gilead Sciences, Inc.	18,849
5	Ligand Pharmaceuticals, Inc.*	479
15	Regeneron Pharmaceuticals, Inc.*	5,175
9	United Therapeutics Corp.*	1,081
51	Vertex Pharmaceuticals, Inc.*	3,869

		82,393

Chemicals – 2.8%
23	A. Schulman, Inc.	661
134	Air Products & Chemicals, Inc.	17,878
79	Albemarle Corp.	6,600
20	American Vanguard Corp.	304
41	Ashland Global Holdings, Inc.	4,581
26	Balchem Corp.	1,973
41	Cabot Corp.	2,138
56	Calgon Carbon Corp.	885
165	CF Industries Holdings, Inc.	3,962
581	E.I. du Pont de Nemours & Co.	39,967
102	Eastman Chemical Co.	7,335
170	Ecolab, Inc.	19,409
39	Flotek Industries, Inc.*	459
95	FMC Corp.	4,455
42	H.B. Fuller Co.	1,767
28	Ingevity Corp.*	1,159
22	Innophos Holdings, Inc.	1,008
20	Innospec, Inc.	1,205
54	International Flavors & Fragrances, Inc.	7,062
18	Koppers Holdings, Inc.*	590
24	Kraton Corp.*	615
227	LyondellBasell Industries NV Class A	18,058
29	Minerals Technologies, Inc.	1,949
290	Monsanto Co.	29,223
7	NewMarket Corp.	2,806
109	Olin Corp.	2,390
58	PolyOne Corp.	1,695
174	PPG Industries, Inc.	16,205
193	Praxair, Inc.	22,593
12	Quaker Chemical Corp.	1,290
32	Rayonier Advanced Materials, Inc.	414
86	RPM International, Inc.	4,088
31	Sensient Technologies Corp.	2,310

Common Stocks – (continued)
Chemicals – (continued)
18	Stepan Co.	$1,279
116	The Chemours Co.	1,906
751	The Dow Chemical Co.	40,411
241	The Mosaic Co.	5,671
31	The Scotts Miracle-Gro Co. Class A	2,731
54	The Sherwin-Williams Co.	13,222
50	The Valspar Corp.	4,980

		297,234

Construction Materials – 0.2%
32	Eagle Materials, Inc.	2,591
62	Headwaters, Inc.*	1,017
45	Martin Marietta Materials, Inc.	8,342
10	US Concrete, Inc.*	499
93	Vulcan Materials Co.	10,528

		22,977

Containers & Packaging – 0.4%
42	AptarGroup, Inc.	3,000
62	Avery Dennison Corp.	4,327
104	Ball Corp.	8,015
66	Bemis Co., Inc.	3,216
21	Greif, Inc. Class A	984
111	Owens-Illinois, Inc.*	2,142
67	Packaging Corp. of America	5,527
135	Sealed Air Corp.	6,160
27	Silgan Holdings, Inc.	1,376
68	Sonoco Products Co.	3,420
177	WestRock Co.	8,176

		46,343

Energy Equipment & Services – 0.6%
117	Baker Hughes, Inc.	6,482
30	Diamond Offshore Drilling, Inc.	495
14	Dril-Quip, Inc.*	665
53	Ensco PLC Class A	414
62	FMC Technologies, Inc.*	2,001
226	Halliburton Co.	10,396
36	Helmerich & Payne, Inc.	2,272
98	Nabors Industries Ltd.	1,166
97	National Oilwell Varco, Inc.	3,114
64	Noble Corp. PLC	316
30	Oceaneering International, Inc.	714
16	Oil States International, Inc.*	468
36	Patterson-UTI Energy, Inc.	809
49	Rowan Cos. PLC Class A	650
357	Schlumberger Ltd.	27,928
43	Superior Energy Services, Inc.	609
63	Tidewater, Inc.	109
92	Transocean Ltd.*	884

		59,492

Equity Real Estate Investment Trusts (REITs) – 7.6%
526	Acadia Realty Trust	17,721
171	Alexandria Real Estate Equities, Inc.	18,435
316	AvalonBay Communities, Inc.	54,093

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
365	Boston Properties, Inc.	$43,975
1,317	Brixmor Property Group, Inc.	33,478
396	Care Capital Properties, Inc.	10,522
1,038	Chesapeake Lodging Trust	22,535
782	Columbia Property Trust, Inc.	16,484
446	CyrusOne, Inc.	19,896
1,682	DDR Corp.	25,718
182	EastGroup Properties, Inc.	12,360
97	Equinix, Inc.	34,656
665	Equity Residential	41,064
211	Federal Realty Investment Trust	30,643
248	General Growth Properties, Inc.	6,188
879	HCP, Inc.	30,106
239	LaSalle Hotel Properties	5,676
351	Liberty Property Trust	14,191
128	Life Storage, Inc.	10,323
269	Mid-America Apartment Communities, Inc.	24,950
603	Pebblebrook Hotel Trust	14,641
309	Post Properties, Inc.	20,329
443	ProLogis, Inc.	23,107
246	Public Storage	52,575
1,046	RLJ Lodging Trust	20,627
461	Simon Property Group, Inc.	85,727
271	Taubman Centers, Inc.	19,637
339	Ventas, Inc.	22,967
497	Vornado Realty Trust	46,112
381	Welltower, Inc.	26,110

		804,846

Food & Staples Retailing – 0.9%
11	Casey’s General Stores, Inc.	1,243
104	Costco Wholesale Corp.	15,378
250	CVS Health Corp.	21,025
73	Safeway Casa Ley	74
73	Safeway PDC, LLC	4
10	SpartanNash Co.	280
32	Sprouts Farmers Market, Inc.*	709
57	SUPERVALU, Inc.*	245
111	Sysco Corp.	5,341
220	The Kroger Co.	6,816
15	United Natural Foods, Inc.*	626
360	Wal-Mart Stores, Inc.	25,207
204	Walgreens Boots Alliance, Inc.	16,877
70	Whole Foods Market, Inc.	1,980

		95,805

Food Products – 0.9%
132	Archer-Daniels-Midland Co.	5,751
14	B&G Foods, Inc.	594
7	Cal-Maine Foods, Inc.	270
40	Campbell Soup Co.	2,174
95	ConAgra Foods, Inc.	4,577
35	Darling Ingredients, Inc.*	476
45	Flowers Foods, Inc.	698
151	General Mills, Inc.	9,359
68	Hormel Foods Corp.	2,618

Common Stocks – (continued)
Food Products – (continued)
18	Ingredion, Inc.	$2,361
56	Kellogg Co.	4,207
6	Lancaster Colony Corp.	784
31	McCormick & Co., Inc.	2,972
44	Mead Johnson Nutrition Co.	3,290
380	Mondelez International, Inc. Class A	17,077
14	Post Holdings, Inc.*	1,067
8	Sanderson Farms, Inc.	720
13	Snyder’s-Lance, Inc.	462
26	The Hain Celestial Group, Inc.*	946
34	The Hershey Co.	3,484
27	The J.M. Smucker Co.	3,545
146	The Kraft Heinz Co.	12,987
15	TreeHouse Foods, Inc.*	1,312
68	Tyson Foods, Inc. Class A	4,818
42	WhiteWave Foods Co. Class A*	2,289

		88,838

Gas Utilities – 0.1%
289	AmeriGas Partners LP	13,800

Health Care Equipment & Supplies – 1.0%
274	Abbott Laboratories	10,752
8	ABIOMED, Inc.*	840
16	Align Technology, Inc.*	1,375
98	Baxter International, Inc.	4,664
42	Becton Dickinson & Co.	7,052
253	Boston Scientific Corp.*	5,566
15	C.R. Bard, Inc.	3,250
6	Cantel Medical Corp.	427
7	Cynosure, Inc. Class A*	299
95	Danaher Corp.	7,462
46	DENTSPLY SIRONA, Inc.	2,648
40	Edwards Lifesciences Corp.*	3,809
11	Haemonetics Corp.*	368
12	Halyard Health, Inc.*	388
13	Hill-Rom Holdings, Inc.	720
53	Hologic, Inc.*	1,909
4	ICU Medical, Inc.*	557
20	IDEXX Laboratories, Inc.*	2,143
13	Integer Holdings Corp.*	287
7	Integra LifeSciences Holdings Corp.*	557
7	Intuitive Surgical, Inc.*	4,705
10	LivaNova PLC*	567
13	Masimo Corp.*	715
266	Medtronic PLC	21,817
10	Natus Medical, Inc.*	393
10	Neogen Corp.*	527
12	NuVasive, Inc.*	717
23	ResMed, Inc.	1,375
53	St. Jude Medical, Inc.	4,126
16	STERIS PLC	1,069
58	Stryker Corp.	6,690
8	Teleflex, Inc.	1,145
11	The Cooper Cos., Inc.	1,936
17	Varian Medical Systems, Inc.*	1,542

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
15	West Pharmaceutical Services, Inc.	$1,140
38	Zimmer Biomet Holdings, Inc.	4,005

		107,542

Health Care Providers & Services – 0.9%
64	Aetna, Inc.	6,870
11	Air Methods Corp.*	291
6	Amedisys, Inc.*	260
32	AmerisourceBergen Corp.	2,250
14	AMN Healthcare Services, Inc.*	459
13	Amsurg Corp.*	777
50	Anthem, Inc.	6,093
58	Cardinal Health, Inc.	3,984
37	Centene Corp.*	2,312
4	Chemed Corp.	566
47	CIGNA Corp.	5,585
28	Community Health Systems, Inc.*	148
32	DaVita, Inc.*	1,876
8	Diplomat Pharmacy, Inc.*	185
116	Express Scripts Holding Co.*	7,818
58	HCA Holdings, Inc.*	4,439
17	Henry Schein, Inc.*	2,536
30	Humana, Inc.	5,146
19	Laboratory Corp. of America Holdings*	2,381
10	LifePoint Health, Inc.*	599
8	Magellan Health, Inc.*	412
44	McKesson Corp.	5,595
22	MEDNAX, Inc.*	1,347
9	Molina Healthcare, Inc.*	490
20	Owens & Minor, Inc.	649
18	Patterson Cos., Inc.	769
24	Quest Diagnostics, Inc.	1,955
7	Quorum Health Corp.*	28
34	Select Medical Holdings Corp.*	442
24	Tenet Healthcare Corp.*	473
180	UnitedHealth Group, Inc.	25,439
18	Universal Health Services, Inc. Class B	2,173
20	VCA, Inc.*	1,229
11	WellCare Health Plans, Inc.*	1,249

		96,825

Health Care Technology* – 0.1%
49	Allscripts Healthcare Solutions, Inc.	589
59	Cerner Corp.	3,456
14	Medidata Solutions, Inc.	672

		4,717

Household Durables* – 0.0%
131	Toll Brothers, Inc.	3,595

Household Products – 0.8%
56	Church & Dwight Co., Inc.	2,703
215	Colgate-Palmolive Co.	15,342
19	Energizer Holdings, Inc.	884
80	Kimberly-Clark Corp.	9,153
27	The Clorox Co.	3,240

Common Stocks – (continued)
Household Products – (continued)
641	The Procter & Gamble Co.	$55,639

		86,961

Life Sciences Tools & Services – 0.3%
54	Agilent Technologies, Inc.	2,353
7	Bio-Techne Corp.	728
6	Cambrex Corp.*	242
11	Charles River Laboratories International, Inc.*	835
30	Illumina, Inc.*	4,084
6	Mettler-Toledo International, Inc.*	2,424
11	PAREXEL International Corp.*	641
26	PerkinElmer, Inc.	1,323
77	Thermo Fisher Scientific, Inc.	11,321
16	Waters Corp.*	2,226

		26,177

Metals & Mining – 0.6%
151	AK Steel Holding Corp.*	785
295	Alcoa, Inc.	8,472
83	Allegheny Technologies, Inc.	1,132
39	Carpenter Technology Corp.	1,233
102	Commercial Metals Co.	1,602
24	Compass Minerals International, Inc.	1,724
851	Freeport-McMoRan, Inc.	9,514
10	Kaiser Aluminum Corp.	725
368	Newmont Mining Corp.	13,631
215	Nucor Corp.	10,503
53	Reliance Steel & Aluminum Co.	3,645
46	Royal Gold, Inc.	3,166
177	Steel Dynamics, Inc.	4,860
92	Stillwater Mining Co.*	1,226
26	TimkenSteel Corp.*	267
108	United States Steel Corp.	2,089
18	US Silica Holdings, Inc.	831
36	Worthington Industries, Inc.	1,692

		67,097

Oil, Gas & Consumable Fuels – 15.1%
134	Anadarko Petroleum Corp.	7,965
1,682	Antero Midstream Partners LP	49,014
99	Apache Corp.	5,889
983	Buckeye Partners LP	63,443
126	Cabot Oil & Gas Corp.	2,631
14	Carrizo Oil & Gas, Inc.*	474
531	Cheniere Energy Partners LP	14,072
132	Chesapeake Energy Corp.*	727
485	Chevron Corp.	50,804
26	Cimarex Energy Co.	3,357
34	Concho Resources, Inc.*	4,316
321	ConocoPhillips	13,947
62	CONSOL Energy, Inc.	1,051
505	Delek Logistics Partners LP	12,524
122	Denbury Resources, Inc.*	292
139	Devon Energy Corp.	5,267
26	Energen Corp.	1,303

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
2,829	Energy Transfer Partners LP	$98,958
5,192	Enterprise Products Partners LP	131,046
146	EOG Resources, Inc.	13,201
40	EQT Corp.	2,640
980	EQT GP Holdings LP	22,893
608	EQT Midstream Partners LP	45,521
1,067	Exxon Mobil Corp.	88,902
1,008	Genesis Energy LP	35,209
20	Gulfport Energy Corp.*	482
71	Hess Corp.	3,406
395	Holly Energy Partners LP	12,067
54	HollyFrontier Corp.	1,347
472	Kinder Morgan, Inc.	9,643
1,511	Magellan Midstream Partners LP	101,585
227	Marathon Oil Corp.	2,992
136	Marathon Petroleum Corp.	5,928
2,327	MPLX LP	79,165
39	Murphy Oil Corp.	1,009
57	Newfield Exploration Co.*	2,314
111	Noble Energy, Inc.	3,826
600	Noble Midstream Partners LP*	18,000
196	Occidental Petroleum Corp.	14,290
1,300	ONEOK Partners LP	51,662
53	ONEOK, Inc.	2,567
13	PDC Energy, Inc.*	797
121	Phillips 66	9,819
547	Phillips 66 Partners LP	24,177
42	Pioneer Natural Resources Co.	7,519
3,433	Plains All American Pipeline LP	104,226
60	QEP Resources, Inc.	964
41	Range Resources Corp.	1,385
900	SemGroup Corp. Class A	29,025
673	Shell Midstream Partners LP	18,259
22	SM Energy Co.	740
119	Southwestern Energy Co.*	1,236
182	Spectra Energy Corp.	7,609
565	Spectra Energy Partners LP	24,092
2,668	Sunoco Logistics Partners LP	68,408
920	Targa Resources Corp.	40,388
415	TC Pipelines LP	21,646
33	Tesoro Corp.	2,804
1,117	Tesoro Logistics LP	53,326
833	The Williams Cos., Inc.	24,324
124	Valero Energy Corp.	7,346
909	Valero Energy Partners LP	37,024
935	Western Gas Partners LP	51,565
457	Western Refining Logistics LP	10,420
17	Western Refining, Inc.	490
1,782	Williams Partners LP	63,831
24	World Fuel Services Corp.	966
83	WPX Energy, Inc.*	901

		1,599,016

Paper & Forest Products – 0.2%
30	Boise Cascade Co.*	577
14	Clearwater Paper Corp.*	743

Common Stocks – (continued)
Paper & Forest Products – (continued)
6	Deltic Timber Corp.	$337
48	Domtar Corp.	1,726
266	International Paper Co.	11,978
58	KapStone Paper and Packaging Corp.	1,052
96	Louisiana-Pacific Corp.*	1,762
10	Neenah Paper, Inc.	799
41	PH Glatfelter Co.	911
24	Schweitzer-Mauduit International, Inc.	886

		20,771

Personal Products – 0.1%
122	Avon Products, Inc.	799
15	Edgewell Personal Care Co.*	1,131
52	The Estee Lauder Cos., Inc. Class A	4,531

		6,461

Pharmaceuticals – 1.9%
309	AbbVie, Inc.	17,236
16	Akorn, Inc.*	383
74	Allergan PLC*	15,461
314	Bristol-Myers Squibb Co.	15,986
25	Catalent, Inc.*	570
17	Depomed, Inc.*	380
182	Eli Lilly & Co.	13,439
37	Endo International PLC*	694
16	Impax Laboratories, Inc.*	322
509	Johnson & Johnson	59,039
24	Mallinckrodt PLC*	1,422
521	Merck & Co., Inc.	30,593
86	Mylan NV*	3,139
39	Nektar Therapeutics*	484
27	Perrigo Co. PLC	2,246
1,145	Pfizer, Inc.	36,308
11	Prestige Brands Holdings, Inc.*	498
17	The Medicines Co.*	560
94	Zoetis, Inc.	4,493

		203,253

Semiconductors & Semiconductor Equipment* – 0.0%
67	Versum Materials, Inc.	1,521

Tobacco – 0.7%
467	Altria Group, Inc.	30,878
376	Philip Morris International, Inc.	36,262
189	Reynolds American, Inc.	10,410
10	Universal Corp.	542

		78,092

TOTAL COMMON STOCKS
(Cost $3,557,044)		$3,912,127

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 2.5%
5,898	iShares Global Infrastructure ETF	$237,218
276	iShares JPMorgan USD Emerging Markets Bond ETF	31,654

TOTAL EXCHANGE TRADED FUNDS
(Cost $259,389)		$268,872

Shares	Distribution Rate	Value
Investment Companies(a)(b) – 59.9%
Goldman Sachs Commodity Strategy Fund – Institutional Shares
10,792	0.530%	$118,609
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,240,756	0.300	1,240,756
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares
353,159	0.550	3,775,272
Goldman Sachs Local Emerging Markets Debt Fund – Institutional Shares
41,364	5.130	267,210
Goldman Sachs Strategic Income Fund – Institutional Shares
100,168	2.280	961,609

TOTAL INVESTMENT COMPANIES
(Cost $6,322,362)		$6,363,456

TOTAL INVESTMENTS – 99.3%
(Cost $10,138,795)		$10,544,455

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		74,617

NET ASSETS – 100.0%		$10,619,072

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.

Investment Abbreviations:
ETF	—Exchange Traded Fund
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
CAD	—Canadian Dollar
CHF	—Swiss Franc
GBP	—British Pound
HUF	—Hungarian Forint
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	NZD	70,000	USD	49,525	$49,960	12/21/16	$435
	USD	53,207	CAD	70,000	52,210	12/21/16	998
	USD	62,369	CHF	60,000	60,820	12/21/16	1,549
	USD	46,764	GBP	35,000	42,895	12/21/16	3,869
	USD	51,391	HUF	14,000,000	49,816	12/21/16	1,575
	USD	49,101	JPY	5,000,000	47,784	12/21/16	1,317
	USD	51,892	NZD	70,000	49,960	12/21/16	1,931
	USD	46,093	PLN	180,000	45,835	12/21/16	257
TOTAL							$11,931

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	CHF	60,000	USD	60,894	$60,820	12/21/16	$(74)
	GBP	35,000	USD	45,462	42,895	12/21/16	(2,567)
	NOK	400,000	USD	49,354	48,418	12/21/16	(936)
	PLN	180,000	USD	46,840	45,835	12/21/16	(1,005)
	SEK	450,000	USD	53,416	49,956	12/21/16	(3,461)
TOTAL							$(8,043)

FUTURES CONTRACTS — At October 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollar	(5)	December 2017	$(1,235,750)	$(18,809)
Euro Stoxx 50 Index	(2)	December 2016	(67,029)	(1,320)
IBEX 35 Index	1	November 2016	100,191	5,268
Mini MSCI Emerging Market	3	December 2016	249,855	(8,541)
SGX Nifty 50 Index	4	November 2016	68,832	(1,214)
S&P 500 E-Mini Index	1	December 2016	106,005	(2,537)
10 Year U.S. Treasury Notes	(18)	December 2016	(2,333,250)	29,179
U.S. Long Bonds	(1)	December 2016	(162,719)	7,420
TOTAL				$9,446

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2016

	Absolute Return Multi-Asset Fund(a)		Multi-Asset Real Return Fund
Assets:
Investments of unaffiliated issuers, at value (cost $5,017,914 and $3,816,433)	$4,930,848		$4,180,999
Investments of affiliated issuers, at value (cost $18,063,259 and $6,322,362)	17,878,103		6,363,456
Cash	507,177		111,925
Foreign currencies, at value (cost $184,418 and $0, respectively)	186,722		—
Unrealized gain on forward foreign currency exchange contracts	147,682		11,931
Variation margin on certain derivative contracts	35,126		—
Unrealized gain on swap contracts	18,758		—
Receivables:
Collateral on certain derivative contracts(b)	1,196,723		70,674
Reimbursement from investment adviser	133,516		26,510
Investments sold	63,423		4,503
Dividends and interest	13,403		15,079
Foreign tax reclaims	1,929		—
Other assets	40,692		44
Total assets	25,154,102		10,785,121

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	88,089		8,043
Written option contracts, at value (premium received $79,868 and $0, respectively)	72,147		—
Unrealized loss on swap contracts	6,904		—
Variation margin on certain derivative contracts	—		2,275
Payables:
Investments purchased	14,241		14,309
Management fees	9,224		3,861
Due to broker — upfront payment	8,089		—
Distribution and service fees and transfer agency fees	907		407
Fund shares redeemed	820		—
Accrued expenses and other liabilities	231,174		137,154
Total liabilities	431,595		166,049

Net Assets:
Paid-in capital	25,191,584		11,326,810
Undistributed (distributions in excess of) net investment income	289,415		(6,277)
Accumulated net realized loss (loss)	(706,333)		(1,119,954)
Net unrealized gain (loss)	(52,159)		418,493
NET ASSETS	$24,722,507		$10,619,072
Net Assets:
Class A	$82,643		$53,122
Class C	24,262		9,729
Institutional	24,542,061		10,495,560
Class IR	24,542		25,117
Class R	24,401		24,714
Class R6	24,598		10,830
Total Net Assets	$24,722,507		$10,619,072
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,479		5,648
Class C	2,505		1,038
Institutional	2,510,148		1,118,458
Class IR	2,514		2,673
Class R	2,509		2,626
Class R6	2,515		1,154
Net asset value, offering and redemption price per share:(c)
Class A	$9.75		$9.41
Class C	9.68	(d)	9.38	(d)
Institutional	9.78		9.38
Class IR	9.76		9.40
Class R	9.72	(d)	9.41
Class R6	9.78		9.39	(d)

(a)	Statement of Assets and Liabilities for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions, options and swaps transactions of $505,405, $544,921 and $146,397, respectively for the Absolute Return Multi-Asset Fund and $70,674, $0 and $0, respectively for the Multi-Asset Real Return Fund.
(c)	Maximum public offering price per share for Class A Shares of the Absolute Return Multi-Asset Fund and the Multi-Asset Real Return Fund are $10.32 and $9.96 At redemption, Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(d)	NAV per share is calculated using unrounded outstanding shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

	Absolute Return Multi-Asset Fund(a)	Multi-Asset Real Return Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,125 and $0)	$53,821	$83,965
Dividends — affiliated issuers	343,965	90,271
Interest	1,046	1,731
Total investment income	398,832	175,967

Expenses:
Management fees	208,790	72,361
Professional fees	204,709	111,310
Amortization of offering costs	145,535	—
Custody, accounting and administrative services	139,874	81,321
Registration fees	66,993	116,842
Trustee fees	14,273	19,980
Printing and mailing costs	14,188	46,338
Transfer Agency fees(b)	10,030	4,304
Distribution and Service fees(b)	528	345
Other	9,807	3,055
Total expenses	814,727	455,856
Less — expense reductions	(692,862)	(400,185)
Net expenses	121,865	55,671
NET INVESTMENT INCOME	276,967	120,296

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	26,359	—
Net realized gain (loss) from:
Investment — unaffiliated issuers	57,790	17,862
Investments — affiliated issuers	(427,210)	(702,114)
Futures contracts	(487,458)	(128,214)
Written options	298,897	—
Swap contracts	(55,467)	—
Forward foreign currency exchange contracts	81,208	3,375
Foreign currency transactions	4,115	(244)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(171,523)	79,970
Investments — affiliated issuers	(38,700)	712,755
Futures contracts	130,139	(11,997)
Written options	(11,171)	—
Swap contracts	15,352	—
Forward foreign currency exchange contracts	41,752	(434)
Foreign currency translation	3,167	(501)
Net realized and unrealized loss	(532,750)	(29,542)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(255,783)	$90,754

(a)	Statement of Operations for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Multi-Asset	$163	$243	$122	$124	$47	$9,760	$48	$47	$4
Multi-Asset Real Return	129	95	121	98	18	4,087	53	46	2	(c)

(c)	Commenced operations on February 26, 2016.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Absolute Return Multi-Asset Fund(a)
	For the Fiscal Year Ended October 31, 2016	For the Period Ended October 31, 2015(b)
From operations:
Net investment income	$276,967	$1,523
Net realized loss	(501,766)	(138,218)
Net change in unrealized loss	(30,984)	(21,175)
Net decrease in net assets resulting from operations	(255,783)	(157,870)

Distributions to shareholders:
From net investment income
Class A Shares	(112)	—
Class C Shares	(50)	—
Institutional Shares	(143,777)	—
Class IR Shares	(133)	—
Class R Shares	(92)	—
Class R6 Shares	(146)	—
Total distributions to shareholders	(144,310)	—

From share transactions:
Proceeds from sales of shares	162,380	25,001,156
Reinvestment of distributions	144,310	—
Cost of shares redeemed	(27,291)	(85)
Net increase in net assets resulting from share transactions	279,399	25,001,071
TOTAL INCREASE (DECREASE)	(120,694)	24,843,201

Net assets:
Beginning of year	24,843,201	—
End of year	$24,722,507	$24,843,201
Undistributed (distributions in excess of) net investment income	$289,415	$(77,460)

(a)	Statement of Changes in Net Assets for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on September 2, 2015.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Asset Real Return Fund
	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$120,296	$172,034
Net realized loss	(809,335)	(305,359)
Net change in unrealized gain (loss)	779,793	(739,878)
Net increase (decrease) in net assets resulting from operations	90,754	(873,203)

Distributions to shareholders:
From net investment income
Class A Shares	(545)	(622)
Class C Shares	(38)	(34)
Institutional Shares	(172,034)	(159,243)
Class IR Shares	(394)	(409)
Class R Shares	(175)	(210)
Class R6 Shares(a)	(120)	—
From net realized gains
Class A Shares	—	(1,311)
Class C Shares	—	(219)
Institutional Shares	—	(230,605)
Class IR Shares	—	(660)
Class R Shares	—	(551)
Class R6 Shares(a)	—	—
From Capital
Class A Shares	(27)	—
Class C Shares	(2)	—
Institutional Shares	(8,568)	—
Class IR Shares	(20)	—
Class R Shares	(9)	—
Class R6 Shares(a)	(6)	—
Total distributions to shareholders	(181,938)	(393,864)

From share transactions:
Proceeds from sales of shares	55,372	75,412
Reinvestment of distributions	181,938	386,425
Cost of shares redeemed	(66,488)	(40,691)
Net increase in net assets resulting from share transactions	170,822	421,146
TOTAL INCREASE (DECREASE)	79,638	(845,921)

Net assets:
Beginning of year	10,539,434	11,385,355
End of year	$10,619,072	$10,539,434
Undistributed net investment income	$(6,277)	$39,134

(a)	Commenced operations on February 26, 2016.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholder from net investment income
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2016 - A	$9.93	$0.05		$(0.19)	$(0.14)	$(0.04)
2016 - C	9.92	—	(f)	(0.22)	(0.22)	(0.02)
2016 - Institutional	9.94	0.11		(0.21)	(0.10)	(0.06)
2016 - IR	9.93	0.10		(0.22)	(0.12)	(0.05)
2016 - R	9.93	0.05		(0.22)	(0.17)	(0.04)
2016 - R6	9.94	0.11		(0.21)	(0.10)	(0.06)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - A (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - C (Commenced September 2, 2015)	10.00	(0.02)		(0.06)	(0.08)	—
2015 - Institutional (Commenced September 2, 2015)	10.00	—	(g)	(0.06)	(0.06)	—
2015 - IR (Commenced September 2, 2015)	10.00	—	(f)	(0.07)	(0.07)	—
2015 - R (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - R6 (Commenced September 2, 2015)	10.00	—	(g)	(0.06)	(0.06)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Amount is less than ($0.005) per share.
(g)	Amount is less than $0.005 per share.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(d)

$9.75	(1.36)%	$83	0.79%		4.01%		0.53%		38%
9.68	(2.01)	24	1.65		4.46		(0.02)		38
9.78	(0.93)	24,542	0.49		3.31		1.13		38
9.76	(1.18)	25	0.65		3.47		0.98		38
9.72	(1.64)	24	1.15		3.97		0.48		38
9.78	(0.92)	25	0.47		3.28		1.16		38

9.93	(0.70)	25	1.23	(e)	3.81	(e)	(0.36	)(e)	1
9.92	(0.90)	26	1.98	(e)	4.55	(e)	(1.10	)(e)	1
9.94	(0.70)	24,718	0.82	(e)	3.40	(e)	0.04	(e)	1
9.93	(0.70)	25	0.98	(e)	3.57	(e)	(0.11	)(e)	1
9.93	(0.80)	25	1.48	(e)	4.07	(e)	(0.62	)(e)	1
9.94	(0.70)	25	0.77	(e)	3.35	(e)	0.10	(e)	1

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - A	$9.47	$0.07		$(0.03)	$0.04	$(0.10)	$—	$—	(e)	$(0.10)
2016 - C	9.44	—	(e)	(0.02)	(0.02)	(0.04)	—	—	(e)	(0.04)
2016 - Institutional	9.47	0.11		(0.04)	0.07	(0.16)	—	—	(e)	(0.16)
2016 - IR	9.47	0.09		(0.02)	0.07	(0.13)	—	(0.01)		(0.14)
2016 - R	9.46	0.05		(0.03)	0.02	(0.07)	—	—	(e)	(0.07)
2016 - R6 (Commenced February 26, 2016)	8.77	0.05		0.68	0.73	(0.10)	—	(0.01)		(0.11)
2015 - A	10.63	0.11		(0.95)	(0.84)	(0.14)	(0.18)	—		(0.32)
2015 - C	10.61	0.04		(0.96)	(0.92)	(0.07)	(0.18)	—		(0.25)
2015 - Institutional	10.64	0.16		(0.97)	(0.81)	(0.18)	(0.18)	—		(0.36)
2015 - IR	10.63	0.14		(0.95)	(0.81)	(0.17)	(0.18)	—		(0.35)
2015 - R	10.62	0.09		(0.95)	(0.86)	(0.12)	(0.18)	—		(0.30)
2014 - A	10.35	0.11		0.33	0.44	(0.12)	(0.04)	—		(0.16)
2014 - C	10.34	0.03		0.33	0.36	(0.05)	(0.04)	—		(0.09)
2014 - Institutional	10.35	0.15		0.34	0.49	(0.16)	(0.04)	—		(0.20)
2014 - IR	10.35	0.14		0.32	0.46	(0.14)	(0.04)	—		(0.18)
2014 - R	10.34	0.08		0.33	0.41	(0.09)	(0.04)	—		(0.13)

FOR THE PERIOD ENDED OCTOBER 31,
2013 - A (Commenced August 30, 2013)	10.00	0.01		0.34	0.35	—	—	—		—
2013 - C (Commenced August 30, 2013)	10.00	—	(e)	0.34	0.34	—	—	—		—
2013 - Institutional (Commenced August 30, 2013)	10.00	0.02		0.33	0.35	—	—	—		—
2013 - IR (Commenced August 30, 2013)	10.00	0.02		0.33	0.35	—	—	—		—
2013 - R (Commenced August 30, 2013)	10.00	0.01		0.33	0.34	—	—	—		—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.41	0.46%	$53	0.93%		4.81%		0.77%		30%
9.38	(0.23)	10	1.70		5.56		0.01		30
9.38	0.80	10,496	0.53		4.41		1.17		30
9.40	0.78	25	0.68		4.54		1.00		30
9.41	0.23	25	1.18		5.05		0.52		30
9.39	8.32	11	0.46	(f)	4.72	(f)	0.87	(f)	30
9.47	(8.04)	53	0.96		3.86		1.15		38
9.44	(8.84)	10	1.69		4.60		0.45		38
9.47	(7.75)	10,423	0.56		3.47		1.58		38
9.47	(7.80)	30	0.71		3.61		1.44		38
9.46	(8.28)	25	1.21		4.11		0.94		38
10.63	4.28	49	0.99		4.75		1.00		34
10.61	3.47	11	1.76		5.86		0.28		34
10.64	4.77	11,272	0.59		4.69		1.45		34
10.63	4.51	27	0.73		4.83		1.31		34
10.62	4.00	27	1.24		5.34		0.80		34

10.35	3.50	10	0.97	(f)	5.91	(f)	0.80	(f)	4
10.34	3.40	10	1.72	(f)	6.66	(f)	0.06	(f)	4
10.35	3.50	10,413	0.61	(f)	5.54	(f)	1.16	(f)	4
10.35	3.50	26	0.79	(f)	5.71	(f)	0.98	(f)	4
10.34	3.40	26	1.25	(f)	6.18	(f)	0.52	(f)	4

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Multi-Asset	A, C, Institutional, IR, R and R6	Diversified
Multi-Asset Real Return	A, C, Institutional, IR, R and R6*	Diversified

*	Class R6 commenced operations on February 26, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Multi-Asset Fund — The Cayman Commodity-ARM, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 14, 2015 and is currently a wholly-owned subsidiary of the Absolute Return Multi-Asset Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 2, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2016, the Fund’s net assets were $ 24,722,507, of which, $5,020,427, or 20.3%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

44

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Offering Costs — Offering costs paid in connection with the offering of shares of the Absolute Return Multi-Asset Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Absolute Return Multi-Asset Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

45

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

46

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation,

47

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

48

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2016:

ABSOLUTE RETURN MULTI-ASSET FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$413,147	$—
Europe	—	906,867	—
North America	1,739,400	—	—
Fixed Income
U.S. Treasury Obligations	1,223,728	—	—
Investment Companies	17,878,103	—	—
Exchange Traded Fund	305,763	—	—
Total	$21,146,994	$1,320,014	$—

Derivative Type
Assets
Options Purchased	$320,144	$21,799	$—
Forward Foreign Currency Exchange Contracts(b)	—	147,682	—
Futures Contracts(b)	310,498	—	—
Credit Default Swap Contracts(b)	—	5,965	—
Total Return Swap Contracts(b)	—	18,758	—
Total	$630,642	$194,204	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(88,089)	$—
Futures Contracts(b)	(175,268)	—	—
Credit Default Swap Contracts(b)	—	(2,467)	—
Total Return Swap Contracts(b)	—	(6,904)	—
Written Options Contracts	—	(72,147)	—
Total	$(175,268)	$(169,607)	$—

MULTI-ASSET REAL RETURN FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$28,007	$—	$—
North America	3,884,042	78	—
Exchange Traded Funds	268,872	—	—
Investment Companies	6,363,456	—	—
Total	$10,544,377	$78	$—

49

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-ASSET REAL RETURN FUND (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$11,931	$—
Futures Contracts	41,867	—	—
Total	$41,867	$11,931	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(8,043)	$—
Futures Contracts	(32,421)	—	—
Total	$(32,421)	$(8,043)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Multi-Asset Fund
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on certain derivative contracts; Investments, at value	$407,583	(a)	Variation margin on certain derivative contracts	$(19,898)	(a)
Commodity	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	117,070	(a)	Payable for unrealized loss swap contracts; Variation margin on certain derivative contracts	(111,191)	(a)(b)
Credit	Variation margin on certain derivative contracts	5,965	(a)	Variation margin on certain derivative contracts	(2,467)	(a)
Equity	Variation margin on certain derivative contracts; Investments, at value	146,546	(a)	Variation margin on certain derivative contracts; Written Options, at value	(123,230)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	147,682		Payable for unrealized loss on forward foreign currency exchange contracts	(88,089)
Total		$824,846			$(344,875)

50

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Asset Real Return Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$36,599	(a)	Variation margin on certain derivative contracts	$(18,809)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	11,931		Payable for unrealized loss on forward foreign currency exchange contracts	(8,043)
Equity	Variation margin on certain derivative contracts	5,268	(a)	Variation margin on certain derivative contracts	(13,612)	(a)
Total		$53,798			$(40,464)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $6,904 for the Absolute Return Multi-Asset Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Absolute Return Multi-Asset Fund
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments and futures contracts/Net change in unrealized gain (loss) on investments and futures contracts	$(122,169)	$(24,741)	129
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(9,565)	(60,017)	104
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	35,868	3,498	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	81,208	41,752	143
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on investments, on futures contracts and written options	(54,684)	74,282	158
Total		$(69,342)	$34,774	536

(a)	Average number of contracts is based on the average of month end balances for the period end October 31, 2016.

51

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Asset Real Return Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(143,219)	$59,709	26
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,375	434	43
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	15,005	(71,706)	13
Total		$(124,839)	$(11,563)	82

(a)	Average number of contracts is based on the average of month end balances for the period end October 31, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

52

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2016:

Absolute Return Multi-Asset Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$—	$—	$—	$—	$—	$(49,868)	$(49,868)	$(49,868)	$—	$(49,868)
Morgan Stanley & Co. International PLC	—	18,758	120,146	138,904	(6,904)	(59,176)	—	(66,080)	72,824	—	72,824
UBS AG (London)	21,799	—	27,536	49,335	—	(28,913)	(22,279)	(51,192)	(1,857)	—	(1,857)
Total	$21,799	$18,758	$147,682	$188,239	$(6,904)	$(88,089)	$(72,147)	$(167,140)	$21,099	$—	$21,099

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate*^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
Absolute Return Multi-Asset	0.85%	0.85%	0.77%	0.73%	0.71%	0.85%	0.34	%(a)
Multi-Asset Real Return	0.70	0.63	0.60	0.59	0.57	0.70	0.47

*	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. These waivers will be effective through at least February 26, 2017 for the Funds and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to February 26, 2016, the effective net management rate for the Multi-Asset Real Return Fund was 0.70%.
^	Effective Net Management Fee Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Absolute Return Multi-Asset Fund invests in the Institutional Shares of the Goldman Sachs Commodity Strategy, Goldman Sachs Fixed Income Macro Strategies, Goldman Sachs High Yield, Goldman Sachs Inflation Protected Securities, Goldman Sachs International Real Estate Securities, Goldman Sachs Long Short, Goldman Sachs Long Short Credit Strategies, Goldman Sachs Real Estate Securities and the Goldman Sachs Financial Square Government Funds, and the Multi-Asset Real Return Fund invests in the Institutional Shares of the Goldman Sachs Commodity Strategy, Goldman Sachs Inflation Protected Securities, Goldman Sachs Strategic Income, Goldman Sachs Local Emerging Markets Debt and Goldman Sachs Financial Square Government Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended October 31, 2016, GSAM waived $124,537 and $17,244 of the Absolute Return Multi-Asset and Multi-Asset Real Return Funds’ management fees, respectively.

53

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Absolute Return Multi-Asset Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2016 GSAM waived $21,397 of the Absolute Return Multi-Asset Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Multi-Asset	$—	$11

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.02% of the average daily net assets of Class R6 Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Multi-Asset and the Multi-Asset Real Return are 0.104% and 0.004%, respectively. Prior to February 26, 2016, the Other Expenses limitation for the Multi-Asset Real Return Fund was 0.064%. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

54

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management fees	Other Expense Reimbursements	Total Expense Reimbursements
Absolute Return Multi-Asset	$124,537	$568,325	$692,862
Multi-Asset Real Return	23,672	376,513	400,185

F.  Line of Credit Facility — As of October 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2016, Goldman Sachs earned $83 in brokerage commissions from portfolio transactions on behalf of the Multi-Asset Real Return Fund.

As of October 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Multi-Asset	30%	100%	100%	100%	100%	100%
Multi-Asset Real Return	19	100	95	100	100	100

The table below shows the transactions in and earnings from investments in the Underlying Fund for the fiscal year ended October 31, 2016:

Absolute Return Multi-Asset Fund
Underlying Funds	Market Value 10/31/15	Purchase at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/16	Dividend Income	Capital Gains Distributions
Goldman Sachs Commodity Strategy Fund – Institutional Shares	$553,846	$1,419	$(429,269)	$(134,650)	$$8,654	$—	$1,419	$—
Goldman Sachs Financial Square Government Fund – Institutional Shares	10,987,309	9,608,953	(11,490,677)	—	—	9,105,585	23,886	—
Goldman Sachs Fixed Income Macro Strategies Fund – Institutional Shares	2,510,751	146,667	(88,053)	(4,792)	(127,062)	2,437,511	146,667	—
Goldman Sachs High Yield Fund – Institutional Shares	2,171,767	101,607	(1,100,000)	(45,833)	25,625	1,153,166	101,606	—
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares	—	1,476,406	(90,000)	5,134	83,593	1,475,133	16,406	—

55

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Absolute Return Multi-Asset Fund (continued)
Underlying Funds	Market Value 10/31/15	Purchase at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/16	Dividend Income	Capital Gains Distributions
Goldman Sachs International Real Estate Securities Fund – Institutional Shares	$932,740	$24,850	$(60,802)	$357	$(56,305)	$840,840	$24,850	$—
Goldman Sachs Long Short Credit Strategies Fund – Institutional Shares	—	490,213	—	—	1,009	491,222	5,196	—
Goldman Sachs Long Short Fund – Institutional Shares	2,392,439	220,829	(1,154,894)	(276,837)	70,733	1,252,270	6,621	4,209
Goldman Sachs Real Estate Securities Fund – Institutional Shares	958,819	469,093	(290,000)	29,411	(44,947)	1,122,376	17,314	22,150
	$20,507,671	$12,540,037	$(14,703,695)	$(427,210)	$(38,700)	$17,878,103	$343,965	$26,359

Multi-Asset Real Return Fund
Underlying Funds	Market Value 10/31/15	Purchase at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/16	Dividend Income
Goldman Sachs Commodity Strategy Fund – Institutional Shares	$851,672	$26,898	$(630,120)	$(639,580)	$509,739	$118,609	$4,225
Goldman Sachs Financial Square Government Fund – Institutional Shares	—	1,436,240	(195,484)	—	—	1,240,756	523
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares	3,366,315	559,528	(325,000)	(5,319)	179,748	3,775,272	40,947
Goldman Sachs Local Emerging Markets Debt Fund – Institutional Shares	—	269,402	(2)	—	(2,190)	267,210	4,402
Goldman Sachs Strategic Income Fund – Institutional Shares	1,243,219	385,147	(635,000)	(57,215)	25,458	961,609	40,174
	$5,461,206	$2,677,215	$(1,785,606)	$(702,114)	$712,755	$6,363,456	$90,271

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases	Sales
Absolute Return Multi-Asset	$5,688,584	$4,747,724
Multi-Asset Real Return	2,832,443	3,053,588

56

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Absolute Return Multi-Asset Fund	Multi-Asset Real Return Fund
Distribution paid from:
Ordinary income	$144,310	$173,306
Net long-term capital gains	—	—
Total taxable distributions	$144,310	$173,306
Tax return of capital	$—	$8,632

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Absolute Return Multi-Asset Fund	Multi-Asset Real Return Fund
Distribution paid from:
Ordinary income	$—	$286,875
Net long-term capital gains	—	106,989
Total taxable distributions	$—	$393,864

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Absolute Return Multi-Asset Fund	Multi-Asset Real Return Fund
Undistributed ordinary income — net	$288,077	$—
Capital loss carryforwards:
Perpetual Short-Term	$(550,205)	$(301,707)
Perpetual Long-Term	(94,651)	(765,394)
Total capital loss carryforwards	$(644,856)	$(1,067,101)
Timing differences (Straddle Loss Deferral)	$(10,369)	$—
Unrealized gains (losses) — net	(101,929)	359,363
Total accumulated earnings (losses) net	$(469,077)	$(707,738)

57

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

7. TAX INFORMATION (continued)

As of October 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Multi-Asset Fund	Multi-Asset Real Return Fund
Tax Cost	$23,078,720	$10,188,644
Gross unrealized gain	314,449	657,242
Gross unrealized loss	(58,421)	(301,431)
Net unrealized gains (losses) on securities	$256,028	$355,811
Net unrealized gain (loss) on other investments	(357,957)	3,552
Net unrealized gains (losses)	$(101,929)	$359,363

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, partnership investments, and swap transactions.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from certain non-deductible expenses and differences in the tax treatment of swap transactions, foreign currency transactions, partnership investments, and underlying fund investments.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Absolute Return Multi-Asset	$(46,229)	$(187,989)	$234,218
Multi-Asset Real Return	$—	$(36,174)	$36,174

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or

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8. OTHER RISKS (continued)

other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential

59

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Absolute Return Multi-Asset Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Absolute Return Multi-Asset Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Absolute Return Multi Asset Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Absolute Return Multi-Asset Fund has obtained an opinion of counsel that the Absolute Return Multi-Asset Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Absolute Return Multi-Asset Fund’s income from such investments was not “qualifying income,” in which case the Absolute Return Multi-Asset Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% its gross income was derived from these investments. If the Absolute Return Multi-Asset Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

At a meeting held on October 20, 2016, the Board of Trustees approved a proposal to liquidate the Multi-Asset Real Return Fund pursuant to a Board-approved Plan of Liquidation. It is expected that the Fund will be liquidated in December 2016.

GSAM has concluded that other than the above, there is no impact requiring adjustment or disclosure in the financial statements.

60

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Multi-Asset Fund

	For the Fiscal Year Ended October 31, 2016		For the Period Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,643	$64,764	2,501	$25,015
Reinvestment of distributions	11	112	—	—
Shares redeemed	(675)	(6,560)	(1)	(10)
	5,979	58,316	2,500	25,005
Class C Shares
Shares sold	(107)	(1,066)	2,609	26,081
Reinvestment of distributions	5	50	—	—
Shares redeemed	—	—	(2)	(15)
	(102)	(1,015)	2,607	26,066
Institutional Shares
Shares sold	10,076	98,682	2,487,501	24,875,015
Reinvestment of distributions	14,716	143,777	—	—
Shares redeemed	(2,144)	(20,731)	(1)	(15)
	22,648	221,727	2,487,500	24,875,000
Class IR Shares
Shares sold	—	—	2,502	25,015
Reinvestment of distributions	14	133	—	—
Shares redeemed	—	—	(2)	(15)
	14	133	2,500	25,000
Class R Shares
Shares sold	—	—	2,501	25,015
Reinvestment of distributions	9	92	—	—
Shares redeemed	—	—	(1)	(15)
	9	92	2,500	25,000
Class R6 Shares
Shares sold	—	—	2,502	25,015
Reinvestment of distributions	15	146	—	—
Shares redeemed	—	—	(2)	(15)
	15	146	2,500	25,000
NET INCREASE	28,563	$279,399	2,500,107	$25,001,071

(a)	Commenced operations September 2, 2015.

61

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Multi-Asset Real Return Fund

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	37	$353	3,621	$37,152
Reinvestment of distributions	61	572	191	1,933
Shares redeemed	(5)	(67)	(2,849)	(28,448)
	93	858	963	10,637
Class C Shares
Reinvestment of distributions	5	40	24	253
	5	40	24	253
Institutional Shares
Shares sold	4,734	45,019	3,328	33,060
Reinvestment of distributions	19,384	180,602	38,744	382,409
Shares redeemed	(6,373)	(61,511)	(1,218)	(12,243)
	17,745	164,110	40,854	403,226
Class IR Shares
Shares sold	—	—	489	5,200
Reinvestment of distributions	45	414	106	1,069
Shares redeemed	(511)	(4,910)	—	—
	(466)	(4,496)	595	6,269
Class R Shares
Reinvestment of distributions	19	184	76	761
	19	184	76	761
Class R6 Shares(a)
Shares sold	1,141	10,000	—	—
Reinvestment of distributions	13	126	—	—
	1,154	10,126	—	—
NET INCREASE	18,550	$170,822	42,512	$421,146

(a)	Commenced operations February 26, 2016.

62

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Multi-Asset Class Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Absolute Return Multi-Asset Fund and Goldman Sachs Multi-Asset Real Return Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and financial highlights for Goldman Sachs Absolute Return Multi-Asset Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

As discussed in Note 10 to the financial statements, the Board of Trustees of Goldman Sachs Trust approved the liquidation of the Goldman Sachs Multi-Asset Real Return Fund effective on December 22, 2016.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

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GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Multi-Asset Fund				Multi-Asset Real Return Fund
Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*
Class A
Actual	$1,000.00	$1,006.20		$2.82	$1,000.00	$1,012.10		$4.45
Hypothetical 5% return	1,000.00	1,022.32	+	2.85	1,000.00	1,020.71	+	4.47
Class C
Actual	1,000.00	1,003.10		6.60	1,000.00	1,007.30		8.27
Hypothetical 5% return	1,000.00	1,018.55	+	6.65	1,000.00	1,016.89	+	8.31
Institutional
Actual	1,000.00	1,008.20		0.81	1,000.00	1,013.00		2.43
Hypothetical 5% return	1,000.00	1,024.33	+	0.81	1,000.00	1,022.72	+	2.44
Class IR
Actual	1,000.00	1,007.20		1.61	1,000.00	1,013.30		3.14
Hypothetical 5% return	1,000.00	1,023.53	+	1.63	1,000.00	1,022.02	+	3.15
Class R
Actual	1,000.00	1,004.10		4.08	1,000.00	1,009.80		5.71
Hypothetical 5% return	1,000.00	1,021.06	+	4.12	1,000.00	1,019.46	+	5.74
Class R6
Actual	1,000.00	1,008.20		0.66	1,000.00	1,014.20		2.28
Hypothetical 5% return	1,000.00	1,024.48	+	0.66	1,000.00	1,022.87	+	2.29

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Multi-Asset	0.56%	1.31%	0.16%	0.32%	0.81%	0.13%
Multi-Asset Real Return	0.88	1.64	0.48	0.62	1.13	0.45

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

64

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Multi-Asset Fund and the Goldman Sachs Multi-Asset Real Return Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”) and a benchmark performance index; and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Multi-Asset Real Return Fund’s expense trends over time (the Absolute Return Multi-Asset Fund commenced operations on September 2, 2015); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Multi-Asset Real Return Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

65

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of the Multi-Asset Real Return Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on the Multi-Asset Real Return Fund’s investment performance was provided for the one-year period ending on the applicable dates. The Trustees also reviewed the Multi-Asset Real Return Fund’s investment performance relative to its performance benchmark. As part of this review, they reviewed the investment performance of the Multi-Asset Real Return Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

66

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Multi-Asset Real Return Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark for the one-year period ended March 31, 2016. The Trustees noted that Absolute Return Multi-Asset Fund had launched on September 2, 2015 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. With respect to the Absolute Return Multi-Asset Fund, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Multi-Asset Real Return Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Multi-Asset Real Return Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Absolute Return Multi-Asset Fund	Multi-Asset Real Return
First $1 billion	0.85%	0.70%
Next $1 billion	0.85	0.63
Next $3 billion	0.77	0.60
Next $3 billion	0.73	0.59
Over $8 billion	0.71	0.57

67

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (in the case of the Multi-Asset Real Return Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

68

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

69

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

70

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

71

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Multi-Asset Class Fund — Tax Information (Unaudited)

For the fiscal year ended October 31, 2016, 4.18% and 27.66% of the dividends paid from net investment company taxable income by the Absolute Return Multi-Asset and Multi-Asset Real Return Funds, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended October 31, 2016, 21.91% and 100% of the dividends paid from net investment company taxable income by the Absolute Return Multi-Asset and Multi-Asset Real Return Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

72

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
■	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 75019-TMPL-12/2016 MACAR-16 / 0.2K

Goldman Sachs Funds

Annual Report	October 31, 2016

Tactical Tilt Overlay Fund*

* Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Goldman Sachs Tactical Tilt Overlay Fund

Portfolio Management Discussions and Performance Summary	1

Schedule of Investments	9

Financial Statements	15

Financial Highlights	18

Notes to the Financial Statements	20

Report of Independent Registered Public Accounting Firm	34

Other Information	35

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective and Principal Strategy

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Effective June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”). Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Portfolio’s performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated an average annual total return, without sales charges, of -0.96%. This return compares to the 0.54% average annual total return of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Portfolio’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Portfolio is managed. The use of the Index as the Portfolio’s benchmark does not imply the Portfolio is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	Central bank monetary policy across countries and global regions, as well as geopolitics, dominated financial markets during the Reporting Period.

Accommodative monetary policies were reinforced in many developed markets, notably Europe and Japan. In December 2015, the European Central Bank (“ECB”) lowered interest rates into negative territory and expanded its stimulus program, building further upon the scope of eligible asset purchases during January 2016. The Bank of Japan (“BoJ”) introduced a negative interest rate at its January 2016 policy meeting and reaffirmed its commitment to achieving a 2% inflation target. At the end of July 2016, the BoJ announced an increase in its asset purchase program. Later in the Reporting Period, the BoJ chose to leave monetary policy unchanged, surprising markets. In the United States the Federal Reserve (the “Fed”) announced its first interest rate hike since 2006, raising the targeted federal funds rate to a range between 0.25% and 0.50% at the end of 2015. The Fed subsequently adopted a more dovish tone due to global economic growth concerns and market volatility. (A dovish tone tends to indicate lower interest rates; opposite of hawkish.) Despite an increase in market volatility near the end of August 2016 as investors assessed the likelihood of a rate hike in September 2016, the Fed maintained its low interest rate policy. This caused the U.S. dollar to weaken against many developed market currencies. Toward the end of the Reporting Period, improving U.S. economic conditions coupled with hawkish commentary from the Fed increased investor expectations for an interest rate increase in December 2016.

Regarding geopolitics, the U.K.’s surprise “leave” vote in its referendum on membership in the European Union, popularly known as Brexit, shocked the financial markets in June 2016 and caused the British pound to plunge to a 30-year low against the U.S. dollar. After the vote, although the spillover effects of U.K. economic weakness on the broader Eurozone were limited in the immediate term, the Bank of England (“BoE”) increased its asset purchase program near the end of July 2016. In September 2016, the BoE disappointed investors when it did not further increase the scope of the program. Meanwhile, uncertainty surrounding the November 2016 U.S. presidential election and the December 2016 Italian referendum on constitutional reform raised market concerns.

In this environment, and despite sharp losses suffered at the beginning of 2016, global equity markets overall recorded a positive return during the Reporting Period, driven in part by the solid performance of U.S. large-cap stocks. Meanwhile, fixed income securities outperformed equities, as yields remained low globally and investors sought perceived

1

PORTFOLIO RESULTS

safe-haven assets amid global economic growth concerns and geopolitical uncertainty. The U.S. dollar strengthened against most developed markets currencies, including the Japanese yen and the euro. The price of West Texas Intermediate (“WTI”) crude oil declined at the beginning of the Reporting Period, hitting a 12-year low in mid-January 2016 before increasing through the end of the Reporting Period. In September 2016, members of the Organization of Petroleum Exporting Countries announced that they would seek to limit output for the first time in eight years.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

Within fixed income during the Reporting Period, the Portfolio benefited from its investments in energy-related high yield corporate bonds. After declining early in the Reporting Period, these holdings rebounded, advancing to provide the Portfolio with its largest positive contribution amid stronger than expected energy demand and investors’ search for yield.

Within equities, the Portfolio’s exposure to European equities detracted, with its position in Italian equities hampering results the most amid market concerns about Italy’s financial companies. The Portfolio’s position in Spanish equities, which suffered due to geopolitical concerns, also diminished returns. In addition, the Portfolio’s tactical long position in Japanese bank stocks detracted, as Japanese banks reacted adversely to the BoJ’s introduction of negative interest rates in January 2016. Global bank stocks also suffered on concerns about the financial strength of Germany-based Deutsche Bank. Outside of traditional equity exposures, the Portfolio benefited modestly from a long position in master limited partnerships (“MLPs”), as the Alerian MLP Index reversed course following months of challenging performance.

Regarding its currency exposures, the Portfolio posted positive performance. A long position in the U.S. dollar versus a short position in the Chinese renminbi added to performance, as the renminbi depreciated approximately 6.6% against the U.S. dollar during the Reporting Period. The Portfolio was also bolstered by its short position in the euro, which experienced volatility due to geopolitical risks, particularly the potential ramifications of the Brexit vote and then ended the Reporting Period down very slightly versus the U.S. dollar.

Within commodities, a position designed to profit from steepening in the WTI crude oil futures price curve added to the portfolio performing particularly well at the beginning of the Reporting Period when oil prices fell on the back of abundant supply.

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its allocations at the beginning of the Reporting Period, the Portfolio had 24.88% of its total net assets invested in equity-related investments; 27.70% of its total net assets invested in fixed income-related investments; 12.77% of its total net assets invested in currency-related investments; and 0.23% of its total net assets invested in commodity-related investments. The Portfolio’s allocation to cash and cash equivalents was 34.42% of its total net assets at the beginning of the Reporting Period. In addition, the Portfolio maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This represented 24.09% of the Portfolio’s accounting balance of cash, which totaled 58.51% at the beginning of the Reporting Period. The above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Portfolio’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of changes to the Portfolio’s exposures. Overall, the Portfolio expressed views posited on a favorable outlook for U.S. economic fundamentals, attractive valuations in European and Japanese equities, and our belief that oil prices had fallen too low and would rise. These views were reflected in the Portfolio while also taking into account the market’s rising concerns about muted global economic growth and weak economic data in several other developed markets. We generally sought to reduce overall risk, which decreased Portfolio volatility, particularly in the last half of the Reporting Period. Our options-based implementations were modulated to reflect our views on equity markets and indices in certain regions and markets.

In terms of equity-related exposures, we adjusted the Portfolio’s allocation to the S&P 500® Index, as we sought to mitigate the potential downside of unexpected risks and allowed the Portfolio to remain tactically long beta.

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PORTFOLIO RESULTS

(Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) For example, we bought index put options on the S&P 500® Index in November 2015 and February 2016, allowing them to expire at the end of March 2016. In June 2016, in anticipation of a series of near-term risks, including the Brexit referendum, U.S. bank stress test results and Spain’s general election, we added a hedging position in which the Portfolio held a tactical long position in S&P 500® Index put options. At the same time, we adopted an S&P 500® Index put spread strategy, which was introduced to mitigate potential downside risk for the Portfolio, while still allowing it the potential of upside participation. (A put spread is an option spread strategy that is created when an equal number of put options are bought and sold simultaneously at different strike prices.) Specific to the Eurozone, heightened market volatility presented opportunities to fine-tune the Portfolio’s exposures. For instance, in December 2015, we initiated a tactical long position in the EURO STOXX 50® using index options, which we funded by reducing the Portfolio’s allocation to Spanish equities. We exited the position in June 2016 as we reevaluated our views on potential earnings growth in the Eurozone. In Japan, we tactically managed the Portfolio’s position in TOPIX Banks Index futures, transitioning to a broader position in the Japanese equity market during February 2016 given our bullish view on Japanese equities, which we believed were undervalued. As greater risks emerged relative to our outlook on the Japanese economy and Japan’s financial sector, we reduced the Portfolio’s tactical long position in TOPIX Banks Index futures and eliminated it by the middle of the Reporting Period.

In fixed income, we allowed the Portfolio’s tactical short position in interest rate swaptions (options on interest rate swap contracts) to expire in August 2016. The position had been initiated in August 2015 based on strengthening U.S. labor market data and our expectation of more Fed interest rate increases than the market seemed to anticipate. However, because of the Fed’s caution amidst global uncertainty, interest rates did not increase as we had expected.

The Portfolio’s currency-related exposures were based on our views of global monetary policy and economic growth divergence. During the Reporting Period, we maintained the Portfolio’s long position in the U.S. dollar due to our positive view on U.S. economic growth and our expectation of further accommodative monetary policy from the ECB and the People’s Bank of China. At the end of 2015, we reduced the Portfolio’s long U.S. dollar relative value positions versus other developed market currencies, taking profits. In February 2016, we increased our bearish view on the Chinese renminbi by purchasing longer-dated forward foreign exchange contracts on the renminbi versus the U.S. dollar. For the same reason, we allowed the Portfolio’s put spread in the renminbi to expire at the end of the Reporting Period. We reduced the Portfolio’s long position in the U.S. dollar versus the euro during October 2016 as the currency markets provided us with attractive risk/reward opportunities to scale back the position.

Separately, the Portfolio entered into positions to capture our views on the energy market based on our core view that oil prices would stabilize toward the end of 2016 and into 2017. In December 2015, we removed the Portfolio’s tactical long position in the S&P GSCI® Crude Oil Enhanced Index versus its tactical short position in the S&P GSCI® Crude Oil Index to take profits. In addition, we rolled a tactical long position in energy, implemented by a short position in S&P 500® Energy Index put options out to January 2017, thereby locking in gains as oil prices remained volatile. We removed this position in September 2016. Our investment thesis for MLPs remained unchanged during the Reporting Period, and therefore, when the Portfolio’s long position in put options on certain MLPs expired “in the money” at the end of January 2016, we decided to purchase the underlying stock outright. (In this context, “in the money” means the strike price of a put option is above the market price of the underlying asset. The strike price is the price at which a specific derivative contract can be exercised.)

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used derivatives and similar instruments as part of its investment strategy to express views implemented in the Portfolio. Positions were supported predominantly by cash held in the Portfolio specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Portfolio employed equity futures, currency forwards and options to express active investment views with greater versatility across regional equity markets, global market sectors and the currency markets. The Portfolio also utilized German Bund futures toward the end of the Reporting Period. The use of equity futures, options and German Bund futures had a negative impact on performance during the Reporting Period. The use of currency forwards contributed positively to performance,

3

PORTFOLIO RESULTS

driven primarily by the Portfolio’s short positions in the Chinese renminbi and the euro, which added to results as the U.S. dollar strengthened. To afford greater risk management precision, options on equity indices were also utilized to tactically adjust the amount of equity risk and downside risk in the Portfolio. Options on equity indices detracted broadly from the Portfolio’s performance, especially those we used to express our views on Italy amid market concerns about Italy’s financial companies. While the options on equity indices that we used to hedge exposure to the U.S. equity market also detracted from performance, they served their intended purpose of managing potential downside risk in the Portfolio. Additionally, the Portfolio employed swaps to express our views on the shape of the WTI crude oil futures price curve, as we sought to profit when contango in the oil market steepened. (Contango is a situation where the futures price of a commodity is above the expected future spot price.) The Portfolio’s use of these swaps had a positive impact on performance during the Reporting Period. Also, the Portfolio utilized interest rate swaptions to adopt an underweight duration position in the front end, or short-term segment, of the U.S. Treasury yield curve. (Yield curve is a spectrum of maturities.) The use of interest rate swaptions had a negative impact on Portfolio performance during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	In terms of its allocations at the end of the Reporting Period, the Portfolio had 12.36% of its total net assets invested in equity-related investments; 12.70% of its total net assets invested in fixed income-related investments; and 12.23% of its total net assets invested in currency-related investments. The Portfolio did not have any of its total net assets invested in commodity-related investments at the end of the Reporting Period. The Portfolio’s allocation to cash and cash equivalents was 62.71% of its total net assets which we planned to invest as soon as we identified attractive opportunities based on our short-term or medium-term market views. In addition, the Portfolio maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This represented 11.26% of the Portfolio’s accounting balance of cash, which totaled 73.98% at the end of the Reporting Period. The above sector breakout is inclusive of derivative exposure across all asset classes. Although the above sector breakout is inclusive of derivative exposure across all asset classes, it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the period is much higher.

Q	What is the Portfolio’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected continued global economic growth, with the world economy likely, in our view, to expand in 2016 at a pace similar to that of 2015. However, we acknowledge more potential downside risk. Overall, we continue to be pro-risk and pro-growth, seeking to take advantage of potential market weakness and mispricing in an environment where we expect market returns and volatility to remain largely range bound.

In terms of our macro views, we believe that U.S. economic growth could remain resilient as macroeconomic data has improved. As such, at the end of the Reporting Period, we expected the Fed to raise interest rates in December 2016. While a December interest rate hike is also in line with market expectations, we think the market is generally underestimating the pace of potential Fed action. Geopolitically, we think Brexit negotiations could present challenges for the U.K. in the near term, but the outlook remained highly uncertain at the end of the Reporting Period, with the impact on the global economy likely, in our view, to be more limited. Meanwhile, we believe that China’s economic growth could decelerate further during the next several years, but we do not anticipate a hard landing, or recession, in the near term and believe there is sufficient policy support in China to minimize downside risks.

Looking ahead, we believed at the end of the Reporting Period that short-term and long-term interest rates were likely to gradually increase. Broadly speaking, however, we think interest rates could remain relatively low for a considerable period of time. In terms of equities, we believed U.S. equities would remain expensive in the near term, as periods of low and stable inflation have historically supported higher equity prices. Although the U.S. dollar appreciated during the Reporting Period, we believe its strength was due primarily to monetary policy divergence and as global central banks reach the limit of their accommodative policies, we expect the pace of U.S. dollar appreciation to slow. Relative to crude oil, we believed at the end of the Reporting Period that the market remained oversupplied with higher than normal inventories, but that it might, in our opinion, rebalance by the end of 2016 with prices likely to remain volatile within a $40 to $60 per barrel range.

4

PORTFOLIO RESULTS

Index Definitions

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices. It is not possible to invest in an unmanaged index.

The S&P GSCI® Crude Oil Enhanced Index measures the total return available to investors holding a modified version of the S&P GSCI® Index to which certain dynamic, timing, and seasonal rolling rules are applied. The index includes the same futures contracts as the S&P GSCI® Index although contract months vary and the return values differ. It is not possible to invest in an unmanaged index.

The S&P GSCI® Crude Oil Index provides investors with a reliable and publicly available benchmark for investment performance in the crude oil market. It is not possible to invest in an unmanaged index.

The EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. It is not possible to invest in an unmanaged index.

The TOPIX Banks Index is an index of bank stocks created by dividing the constituents of TOPIX (Tokyo Stock Price Index) into the industrial sectors defined by Japans’ Security Identification Code Committee. It is not possible to invest in an unmanaged index.

The S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector. It is not possible to invest in an unmanaged index.

The Alerian MLP Index is a leading measure of energy master limited partnerships (“MLPs). It is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is not possible to invest in an unmanaged index.

5

PORTFOLIO BASICS

Tactical Tilt Overlay Fund

as of October 31, 2016

PERFORMANCE REVIEW
November 1, 2015–October 31, 2016	Portfolio Total Return (based on NAV)[1]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Institutional Shares	-0.96%	0.54%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Institutional Shares	1.64%	1.37%	7/31/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6

PORTFOLIO BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	0.86%	1.15%

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

PORTFOLIO COMPOSITION[5]

[5]	Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

7

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $1,000,000 investment made on July 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Tactical Tilt Overlay Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2014 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Since Inception
Institutional Shares (Commenced July 31, 2014)	-0.96%	1.83%

8

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

October 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 8.8%
Distributor(a) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
$8,450,000	5.875%	08/20/26	$8,872,500

Energy – Exploration & Production – 5.0%
Antero Resources Corp.(a)
7,300,000	5.375	11/01/21	7,373,000
Berry Petroleum Co. LLC(a)(b)
1,200,000	6.750	11/01/20	666,000
18,124,000	6.375	09/15/22	10,058,820
California Resources Corp.(a)
14,879,000	8.000(c)	12/15/22	10,117,720
413,000	6.000	11/15/24	231,280
Carrizo Oil & Gas, Inc.(a)
7,150,000	7.500	09/15/20	7,409,187
Chaparral Energy, Inc.(a)(b)
11,500,000	8.250	09/01/21	8,970,000
Chesapeake Energy Corp.
4,800,000	8.000(a)(c)	12/15/22	4,872,000
8,800,000	5.750	03/15/23	7,612,000
Concho Resources, Inc.(a)
7,150,000	5.500	04/01/23	7,328,750
Continental Resources, Inc.(a)
8,900,000	3.800	06/01/24	8,188,000
CrownRock LP/CrownRock Finance, Inc.(a)(c)
7,450,000	7.750	02/15/23	7,952,875
Denbury Resources, Inc.(a)
9,902,000	9.000(c)	05/15/21	10,199,060
1,100,000	5.500	05/01/22	858,000
2,900,000	4.625	07/15/23	2,088,000
Endeavor Energy Resources LP/EER Finance, Inc.(a)(c)
7,000,000	8.125	09/15/23	7,472,500
Gulfport Energy Corp.(a)(c)
1,150,000	6.000	10/15/24	1,173,000
Halcon Resources Corp.(a)(c)
7,765,000	8.625	02/01/20	7,842,650
2,099,000	12.000	02/15/22	2,256,425
Jones Energy Holdings LLC/Jones Energy Finance Corp.(a)
13,850,000	6.750	04/01/22	12,465,000
Laredo Petroleum, Inc.(a)
4,700,000	7.375	05/01/22	4,841,000
6,050,000	6.250	03/15/23	6,050,000
Matador Resources Co.(a)
7,050,000	6.875	04/15/23	7,402,500
MEG Energy Corp.(a)(c)
16,050,000	6.500	03/15/21	13,803,000
1,450,000	7.000	03/31/24	1,189,000
Memorial Production Partners LP/Memorial Production Finance Corp.(a)
7,650,000	7.625	05/01/21	3,136,500
Newfield Exploration Co.
2,350,000	5.625	07/01/24	2,444,000
4,350,000	5.375(a)	01/01/26	4,458,750
Oasis Petroleum, Inc.(a)
15,900,000	6.875	03/15/22	15,780,750
Parsley Energy LLC/Parsley Finance Corp.(a)(c)
5,800,000	7.500	02/15/22	6,148,000

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Range Resources Corp.(a)
$4,950,000	5.000%(c)	08/15/22	$4,838,625
2,500,000	4.875	05/15/25	2,375,000
Rice Energy, Inc.(a)
7,150,000	6.250	05/01/22	7,293,000
Sanchez Energy Corp.(a)
8,700,000	6.125	01/15/23	7,438,500
Seven Generations Energy Ltd.(a)(c)
2,750,000	8.250	05/15/20	2,928,750
550,000	6.750	05/01/23	583,000
4,850,000	6.875	06/30/23	5,116,750
SM Energy Co.(a)
5,550,000	6.500	11/15/21	5,633,250
7,850,000	6.125	11/15/22	7,830,375
2,950,000	6.750	09/15/26	3,023,750
Whiting Petroleum Corp.
2,100,000	1.250	04/01/20	1,761,375
3,850,000	5.750(a)	03/15/21	3,561,250
9,360,000	6.250(a)	04/01/23	9,172,800
WPX Energy, Inc.(a)
9,800,000	6.000	01/15/22	9,751,000

			261,695,192

Energy – Services – 1.4%
Atwood Oceanics, Inc.(a)
1,450,000	6.500	02/01/20	1,152,750
CVR Refining LLC/Coffeyville Finance, Inc.(a)
5,386,000	6.500	11/01/22	5,008,980
Ensco PLC(a)
3,800,000	4.500	10/01/24	3,040,000
2,150,000	5.200	03/15/25	1,748,896
FTS International, Inc.(a)(c)(d)
3,600,000	8.350	06/15/20	3,465,000
Noble Holding International Ltd.
10,300,000	4.625	03/01/21	8,639,125
Pride International, Inc.
5,150,000	8.500	06/15/19	5,600,625
3,100,000	6.875	08/15/20	3,154,250
Rowan Cos., Inc.
2,900,000	7.875	08/01/19	3,139,540
7,650,000	5.400(a)	12/01/42	5,163,750
Sunoco LP/Sunoco Finance Corp.(a)
6,150,000	5.500	08/01/20	6,242,250
2,350,000	6.375	04/01/23	2,414,625
Tesoro Corp.(a)
1,200,000	5.375	10/01/22	1,236,000
2,950,000	5.125	04/01/24	3,053,250
Transocean, Inc.
2,400,000	3.750	10/15/17	2,394,000
7,950,000	7.500	04/15/31	5,644,500
5,900,000	6.800	03/15/38	3,894,000
Weatherford International Ltd.(a)
6,650,000	4.500	04/15/22	5,918,500
3,000,000	8.250	06/15/23	3,097,500

			74,007,541

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – 2.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.(a)(c)
$4,750,000	5.375%	09/15/24	$4,785,625
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(c)
17,350,000	6.125	11/15/22	17,068,062
DCP Midstream LLC(c)
1,700,000	9.750	03/15/19	1,904,000
4,510,000	5.350	03/15/20	4,667,850
250,000	6.750	09/15/37	261,875
Energy Transfer Equity LP
850,000	7.500	10/15/20	930,750
3,050,000	5.875(a)	01/15/24	3,095,750
400,000	5.500(a)	06/01/27	390,000
Genesis Energy LP/Genesis Energy Finance Corp.(a)
12,150,000	6.000	05/15/23	12,210,750
ONEOK, Inc.(a)
6,550,000	7.500	09/01/23	7,507,938
Sabine Pass Liquefaction LLC(a)
26,400,000	5.625	04/15/23	28,050,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
11,050,000	5.250	05/01/23	10,994,750
4,650,000	6.750	03/15/24	4,952,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp.(a)
6,900,000	6.250	10/15/22	7,314,000
The Williams Cos., Inc.
3,393,000	3.700(a)	01/15/23	3,282,728
2,700,000	7.500	01/15/31	3,098,250
2,500,000	5.750(a)	06/24/44	2,556,250

			113,070,828

TOTAL CORPORATE OBLIGATIONS
(Cost $414,054,913)			$457,646,061

Bank Loans(e) – 0.1%
Energy – 0.1%
American Energy – Marcellus LLC
$1,825,000	5.250%	08/04/20	$1,027,712
7,775,000	8.500	08/04/21	690,031
CITGO Holding, Inc.
2,049,707	9.500	05/12/18	2,071,742
Magnum Hunter Resources, Inc.(f)(g)
294,189	8.000	05/06/19	285,364

TOTAL BANK LOANS
(Cost $5,687,546)			$4,074,849

Shares	Description	Value
Common Stocks(b) – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
239,200	Denbury Resources, Inc.	$571,688
199,602	Magnum Hunter Resources Corp. P.I.(f)(g)	2,453,108
368,240	Whiting Petroleum Corp.	3,034,298

TOTAL COMMON STOCKS
(Cost $5,343,985)		$6,059,094

Exchange Traded Funds – 6.4%
12,757,095	Alerian MLP ETF	$156,019,272
5,073,571	SPDR S&P Bank ETF	175,900,706

TOTAL EXCHANGE TRADED FUNDS
(Cost $301,169,700)		$331,919,978

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 0.4%
Options on Equities – 0.4%
Barclays Bank PLC Put – S&P 500 Index
296,691	$2,181.21	12/30/16	$24,039,946
(Cost $22,684,994)

Shares	Distribution Rate	Value
Investment Companies(d)(f) – 81.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
$3,756,204,294	0.300%	$3,756,204,294
Goldman Sachs High Yield Floating Rate Fund – Institutional Shares
33,888,909	4.190	329,739,084
Goldman Sachs High Yield Fund – Institutional Shares
26,600,966	4.880	171,842,238

TOTAL INVESTMENT COMPANIES
(Cost $4,265,031,968)		$4,257,785,616

TOTAL INVESTMENTS – 97.4%
(Cost $5,013,973,106)		$5,081,525,544

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		133,319,999

NET ASSETS – 100.0%		$5,214,845,543

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Security is currently in default and/or non-income producing.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $118,645,767, which represents approximately 2.3% of net assets as of October 31, 2016.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2016.
(e)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on October 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

(f)	Represents affiliated funds/issuers.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $2,738,472, which represents approximately 0.1% of net assets as of October 31, 2016. See additional details below:

Restricted Security	Acquisition Date	Cost
Magnum Hunter Resources Corp. PI	05/06/16 - 08/18/16	$1,991,680
Magnum Hunter Resources, Inc.	05/06/16 - 08/08/16	294,189

Currency Abbreviations:
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
LP	—Limited Partnership
PI	—Private Investment
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	USD	341,981,161	CNH	2,311,519,828	$338,200,533	02/17/17	$3,780,633
	USD	328,090,374	EUR	290,510,000	319,679,115	12/21/16	8,411,259
TOTAL							$12,191,892

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	EUR	145,490,000	USD	161,303,672	$160,098,152	12/21/16	$(1,205,520)
	USD	133,326,635	CNH	935,052,881	133,892,264	02/14/18	(565,629)
TOTAL							$(1,771,149)

FUTURES CONTRACTS — At October 31, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro-Bobl	(2,264)	December 2016	$(325,848,550)	$1,397,188
IBEX 35 Index	3,385	November 2016	339,145,078	17,832,345
TOTAL				$19,229,533

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended October 31, 2016 the Portfolio had following written options:

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Barclays Bank PLC	Put - S&P 500® Index	296,691	12/30/16	$2,028.53	$(7,723,222)
Deutsche Bank AG	Call - S&P 500® Index	151,009	12/30/16	2,100.00	(9,590,368)
TOTAL (Premium Received $22,091,116)		447,700			$(17,313,590)

OPTIONS ON EQUITIES CONTRACTS — During the fiscal year ended October 31, 2016, the Portfolio had the following written equity options activities:

	Contracts	Premiums Received
Contracts Outstanding October 31, 2015	5,671,242	$58,733,878
Contracts Written	18,103,774	56,479,213
Contracts Bought to Close	(11,703,733)	(82,768,881)
Contracts Expired	(178,605)	(4,055,082)
Contracts Assigned	(11,444,978)	(6,298,012)
Contracts Outstanding October 31, 2016	447,700	$22,091,116

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

October 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTION CURRENCY CONTRACTS — During the fiscal year ended October 31, 2016, the Portfolio had the following written options currency activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding October 31, 2015	$828,909	$15,048,703
Contracts Written	46,723	1,343,286
Contracts Bought to Close	(550,441)	(11,982,400)
Contracts Expired	(325,191)	(4,409,589)
Contracts Outstanding October 31, 2016	$—	$—

INTEREST RATE SWAPTION CONTRACTS — During the fiscal year ended October 31, 2016, the Portfolio had the following interest rate swaptions activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding October 31, 2015	$1,606,728	$14,661,393
Contracts Assigned	(1,606,728)	(14,661,393)
Contracts Outstanding October 31, 2016	$—	$—

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2016

Assets:
Investments of unaffiliated issuers, at value (cost $746,655,269)	$821,001,456
Investments of affiliated issuers, at value (cost $4,267,317,837)	4,260,524,088
Cash	61,425,835
Foreign currencies, at value (cost $2,287,226)	2,277,200
Unrealized gain on forward foreign currency exchange contracts	12,191,892
Receivables:
Collateral on certain derivative contracts(b)	55,390,032
Investments sold	43,423,215
Dividends and interest	10,309,523
Portfolio shares sold	8,645,682
Foreign tax reclaims	95,232
Reimbursement from investment adviser	16,454
Other assets	3,769
Total assets	5,275,304,378

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	1,771,149
Variation margin on certain derivative contracts	695,689
Written option contracts, at value (premium received $22,091,116)	17,313,590
Payables:
Collateral on certain derivative contracts	27,090,000
Portfolio shares redeemed	6,621,684
Investments purchased	3,627,337
Management fees	2,357,585
Investments purchased on an extended — settlement basis	446,125
Transfer Agency fees	175,964
Accrued expenses	359,712
Total liabilities	60,458,835

Net Assets:
Paid-in capital	5,364,338,131
Undistributed net investment income	74,789,723
Accumulated net realized loss	(326,264,542)
Net unrealized gain	101,982,231
NET ASSETS	$5,214,845,543
Shares Outstanding $0.001 par value (unlimited number of shares authorized)	530,643,446
Net asset value, offering and redemption price per share:	$9.83

(a)	Statement of Assets and Liabilities for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin requirements and/or collateral on futures, forward foreign currency exchange contracts and swap transactions of $40,170,000, $5,060,000 and $10,160,032, respectively.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2016

Investment income:
Interest	$44,270,338
Dividends — unaffiliated issuers (net of foreign withholding taxes of $4,133)	2,840,825
Dividends — affiliated issuers	39,403,195
Total investment income	86,514,358

Expenses:
Management fees	35,129,354
Transfer Agency fees	1,986,151
Custody, accounting and administrative services	423,494
Registration fees	309,359
Professional fees	215,789
Printing and mailing costs	49,562
Trustee fees	36,665
Other	186,893
Total expenses	38,337,267
Less — expense reductions	(9,164,155)
Net expenses	29,173,112
NET INVESTMENT INCOME	57,341,246

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(162,624,045)
Investments — affiliated issuers	(38,357,451)
Futures contracts	(40,582,064)
Written options	(58,107,460)
Swap contracts	8,469,553
Forward foreign currency exchange contracts	8,240,885
Foreign currency transactions	(440,083)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	170,053,626
Investments — affiliated issuers	24,854,770
Futures contracts	14,606,190
Written options	(7,874,468)
Swap contracts	2,063,578
Forward foreign currency exchange contracts	2,869,498
Foreign currency translation	147,021
Net realized and unrealized loss	(76,680,450)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,339,204)

(a)	Statement of Operations for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$57,341,246	$56,995,143
Net realized gain (loss)	(283,400,665)	170,768,120
Net change in unrealized gain (loss)	206,720,215	(108,783,001)
Net increase (decrease) in net assets resulting from operations	(19,339,204)	118,980,262

Distributions to shareholders:
From net investment income	(216,014,287)	(21,152,095)

From share transactions:
Proceeds from sales of shares	1,527,879,564	3,261,513,640
Reinvestment of distributions	216,014,287	21,045,722
Cost of shares redeemed	(958,354,546)	(238,278,749)
Net increase in net assets resulting from share transactions	785,539,305	3,044,280,613
TOTAL INCREASE	550,185,814	3,142,108,780

Net assets:
Beginning of year	4,664,659,729	1,522,550,949
End of year	$5,214,845,543	$4,664,659,729
Undistributed net investment income	$74,789,723	$200,441,707

(a)	Statement of Changes in Net Assets for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholder from net investment income
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2016 - Institutional Shares	$10.40	$0.11	$(0.22)	$(0.11)	$(0.46)
2015 - Institutional Shares	9.87	0.18	0.46	0.64	(0.11)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - Institutional Shares (Commenced operations July 31, 2014)	10.00	0.04	(0.17)	(0.13)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Annualized.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.83	(0.96)%	$5,214,846	0.59%		0.77%		1.15%		48%
10.40	6.57	4,664,660	0.52		0.79		1.77		81

9.87	(1.30)	1,522,551	0.63	(e)	0.86	(e)	1.63	(e)	45

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is a non-diversified fund and currently offers one class of shares — Institutional Shares (effective June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund). The Portfolio commenced operations on July 31, 2014. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity – TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of October 31, 2016, the Portfolio’s net assets were $5,214,845,543, of which, $359,522,217, or 6.9%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Portfolio records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Expenses — Expenses incurred directly by the Portfolio are charged to the Portfolio, and certain expenses incurred by the Trust that may not solely relate to the Portfolio are allocated to the Portfolio and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily

20

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

21

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The Investment Manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. As of the date of the financial statements, short-term debt obligations that matured in sixty days or less and did not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Portfolio’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Portfolio

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When the Portfolio writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed

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Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of October 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$457,646,061	$—
Bank Loans	—	2,071,742	2,003,107
Common Stock and/or Other Equity Investments(a)
North America	3,605,986	—	2,453,108
Exchange Traded Funds	331,919,978	—	—
Investment Companies	4,257,785,616	—	—
Total	$4,593,311,580	$459,717,803	$4,456,215

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$24,039,946	$—
Forward Foreign Currency Exchange Contracts(b)	—	12,191,892	—
Futures Contracts(b)	19,229,533	—	—
Total	$19,229,533	$36,231,838	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(1,771,149)	$—
Written Options Contracts	—	(17,313,590)	—
Total	$—	$(19,084,739)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2016. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$12,191,892		Payable for unrealized loss on forward foreign currency exchange contracts	$(1,771,149)
Equity	Variation margin on certain derivative contracts; Investments, at value	43,269,479	(a)	Written Options, at value	(17,313,590)
Total		$55,461,371			$(19,084,739)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments.

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Notes to Financial Statements (continued)

October 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts and futures contracts/Net change in unrealized gain (loss) on investments, swap contracts, futures contracts and written options	$(10,371,623)	$4,248,155	283
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(194,007)	(143,234)	1
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments, forward foreign currency exchange contracts and written options	16,174,361	5,851,516	15
Equity	Net realized gain (loss) from investments, futures contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and written options	(131,339,274)	7,041,454	7,029
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	19,964,684	(91,522)	1
Total		$(105,765,859)	$16,906,369	7,329

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2016.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

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4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Portfolio’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2016:

	Derivative Assets(a)			Derivative Liabilities(a)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(a)	Net Amount(b)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total
Barclays Bank PLC	$24,039,946	$—	$24,039,946	$—	$(7,723,222)	$(7,723,222)	$16,316,724	$(15,310,000)	$1,006,724
Deutsche Bank AG	—	—	—	—	(9,590,368)	(9,590,368)	(9,590,368)	9,590,368	—
Morgan Stanley & Co. International PLC	—	12,191,892	12,191,892	(1,771,149)	—	(1,771,149)	10,420,743	—	10,420,743
Total	$24,039,946	$12,191,892	$36,231,838	$(1,771,149)	$(17,313,590)	$(19,084,739)	$17,147,099	$(5,719,632)	$11,427,467

(a)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(b)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fees, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the fiscal year ended October 31, 2016, the contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Fee Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate
0.75%	0.68%	0.64%	0.62%	0.71%	0.53%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least February 26, 2017. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Portfolio invests in the Institutional Shares of the Goldman Sachs Financial Square Government Fund, Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs High Yield Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Portfolio invests. For the fiscal year ended October 31, 2016, GSAM waived $9,043,802 of the Portfolio’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the

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Notes to Financial Statements (continued)

October 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Portfolio’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2016 GSAM waived $1,505,635 of the Portfolio’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest expenses on short sales, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This “Other Expense” limitation will remain in place through at least February 26, 2017 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$9,043,802	$120,353	$9,164,155

D.  Line of Credit Facility — As of October 31, 2016, the Portfolio participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2016, the Portfolio did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2016, Goldman Sachs earned $199,920 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended October 31, 2016:

Underlying Fund	Market Value 10/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/16	Dividend Income
Goldman Sachs Financial Square Government Fund	$2,658,651,455	$2,717,502,889	$(1,619,950,050)	$—	$—	$3,756,204,294	$8,206,580
Goldman Sachs High Yield Floating Rate Fund	438,324,024	45,490,244	(155,229,398)	(6,789,274)	7,943,488	329,739,084	16,253,219
Goldman Sachs High Yield Fund	412,820,199	15,119,378	(241,934,485)	(30,262,421)	16,099,567	171,842,238	14,943,396
Total	$3,509,795,678	$2,778,112,511	$(2,017,113,933)	$(37,051,695)	$24,043,055	$4,257,785,616	$39,403,195

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the investment in the shares of issuers deemed to be affiliates of the Portfolio for the fiscal year ended October 31, 2016:

Name of Affiliated Issuer	Market Value 10/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/16
Magnum Hunter Resources Corp. — Bank Loans	$2,178,264	$2,154,581	$(3,092,012)	$(1,305,756)	$350,287	$285,364
Magnum Hunter Resources Corp. PI — Common Stock	—	1,991,680	—	—	461,428	2,453,108
Total	$2,178,264	$4,146,261	$(3,092,012)	$(1,305,756)	$811,715	$2,738,472

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2016, were $706,975,777 and $1,174,566,907, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2016, in the amount of $216,014,287, was from ordinary income.

The tax character of distributions paid during the fiscal year ended October 31, 2015, in the amount of $21,152,095, was from ordinary income.

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$74,226,732
Capital loss carryforwards:
Perpetual Short-Term	$(244,433,493)
Perpetual Long-Term	(55,933,051)
Total capital loss carryforwards	$(300,366,544)
Unrealized gains (losses) — net	76,647,224
Total accumulated earnings (losses) net	$(149,492,588)

As of October 31, 2016, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$5,027,490,182
Gross unrealized gain	83,596,393
Gross unrealized loss	(29,561,031)
Net unrealized gains on securities	$54,035,362
Net unrealized gain on other investments	22,611,862
Net unrealized gains	$76,647,224

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Notes to Financial Statements (continued)

October 31, 2016

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from differences in the tax treatment of swap transactions, foreign currency transactions and underlying fund investments.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$2,231,270	$(35,252,327)	$33,021,057

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior fiscal years), and has concluded that no provision for income tax is required in the Portfolio’s financial statements. These open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Portfolio’s investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Portfolio that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic and Sector Risk — As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business, political,

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8. OTHER RISKS (continued)

environmental or other development may affect the value of the Portfolio’s investments more than if its investments were not so focused.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The Portfolio invests in Underlying Funds, and is subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of October 31, 2016, the Portfolio invested 72.0%, 3.3% and 6.3% of its net assets in the Goldman Sachs Financial Square Government Fund (the “FSQ Government Fund”), Goldman Sachs High Yield Fund (the “High Yield Fund”) and the Goldman Sachs High Yield Floating Rate Fund (the “High Yield Floating Rate Fund”), respectively. Because the Portfolio focuses its assets in these Underlying Funds, the Portfolio has significant exposure to the risks associated with these Underlying Funds. The FSQ Government Fund intends to be a government money market fund which invests at least 99.5% of its net assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully. The High Yield Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Under normal market conditions, the High Yield Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The High Yield Fund may also invest in derivatives, including credit default swap indices, interest rate futures and swaps. The High Yield Floating Rate Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Under normal conditions, the High Yield Floating Rate Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The High Yield Floating Rate Fund may also invest in floating or variable rate instruments that are rated investment grade, and in preferred stock, repurchase agreements, cash securities, and derivative instruments such as credit default swaps on credit and loan indices and forward contracts, among others.

The Portfolio does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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Notes to Financial Statements (continued)

October 31, 2016

8. OTHER RISKS (continued)

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — The Portfolio may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Portfolio may purchase for investment. Taking short positions involves leverage of the Portfolio’s assets and presents various risks. If the value of the underlying instrument or market in which the Portfolio has taken a short position increases, then the Portfolio will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Portfolio has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% its gross income was derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars

Shares sold	159,963,476	$1,527,879,564	315,239,101	$3,261,513,640
Reinvestment of distributions	22,361,727	216,014,287	2,125,831	21,045,722
Shares redeemed	(100,184,535)	(958,354,546)	(23,128,874)	(238,278,749)
NET INCREASE	82,140,668	$785,539,305	294,236,058	$3,044,280,613

33

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Tactical Tilt Overlay Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Tactical Tilt Overlay Fund (formerly the Goldman Sachs Tactical Tilt Implementation Fund) (the “Portfolio”), a portfolio of the Goldman Sachs Trust, at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

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Portfolio Expenses — Six Month Period Ended October 31, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016, which represents a period of 184 days in a 366 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs

Share Class	Beginning Account Value 5/1/16	Ending Account Value 10/31/16		Expenses Paid for the 6 months ended 10/31/16*
Institutional Shares
Actual	$1,000.00	$1,033.60		$3.12
Hypothetical 5% return	1,000.00	1,022.07	+	3.10

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period was 0.61%.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

35

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”) and a benchmark performance index; and general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense level of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio and the Trust as a whole to the Investment Adviser and its affiliates;

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules for the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolio and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and the Underlying Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser and its affiliates.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolio and the Underlying Funds. In this regard, they compared the investment performance of each Underlying Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2016. The information on each Underlying Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that the Underlying Fund had been in existence for those periods. The Trustees also reviewed The Portfolio’s and each Underlying Fund’s investment performance relative to its performance benchmark. They observed that the Portfolio had underperformed its LIBOR-based benchmark index by 6.63% for the one-year period ended March 31, 2016.

As part of this review, the Trustees considered the investment performance trends of the Portfolio and the Underlying Funds over time, and reviewed the investment performance of the Portfolio and each Underlying Fund in light of its investment objective and policies and market conditions. With respect to certain Underlying Funds, the Trustees also received information comparing the Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio and Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s transfer agency, and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Portfolio’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Portfolio. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and the Portfolio were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Portfolio, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio and/or the Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio and the Underlying Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (g) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and Underlying Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio and/or the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolio’s and Underlying Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that

39

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2017.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

42

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

43

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Tactical Tilt Overlay Fund — Tax Information (Unaudited)

For the year ended October 31, 2016, 2.13% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2016, 2.10% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

44

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[5]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund[6]
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Commodity Strategy Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Multi-Asset Real Return Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[7]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Portfolio holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2016 Goldman Sachs. All rights reserved. 74899-TMPL-12/2016 TACTAR-16 / 1545

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,687,750	$3,662,967	Financial Statement audits.

Audit-Related Fees:

• PwC	$240,875	$138,000	Other attest services.

Tax Fees:

• PwC	$923,455	$848,676	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2016 and October 31, 2015 were approximately $1,164,330 and $986,676 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2016. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 5, 2017

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 5, 2017